    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1999

                                                       REGISTRATION NOS. 2-99715
                                                                811-4386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A




            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                    [X]


               Post-Effective Amendment No. 43                               [X]
                                            and


            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]


               Amendment No. 44                                              [X]


                           VAN KAMPEN TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

        1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)


                              Dennis J. McDonnell


                            Executive Vice President


                          Van Kampen Investments Inc.

                                1 Parkview Plaza
                                 P.O. Box 5555
                        Oakbrook Terrace, IL 60181-5555
                    (Name and Address of Agent for Service)

                                   Copies to:
                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)


          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)



          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)



          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)



          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement contains seven Prospectuses and seven Statements of Additional Information describing seven series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:

     Facing Page

     Prospectuses with respect to the Applicable Series, in the following order:

 (i) Van Kampen Tax Free High Income Fund
 (ii) Van Kampen Insured Tax Free Income Fund
 (iii) Van Kampen California Insured Tax Free Fund
 (iv) Van Kampen Municipal Income Fund
 (v) Van Kampen Intermediate Term Municipal Income Fund
 (vi) Van Kampen Florida Insured Tax Free Income Fund
(vii) Van Kampen New York Tax Free Income Fund

     Statements of Additional Information with respect to the Applicable Series, in the following order:

 (i) Van Kampen Tax Free High Income Fund
 (ii) Van Kampen Insured Tax Free Income Fund
 (iii) Van Kampen California Insured Tax Free Fund
 (iv) Van Kampen Municipal Income Fund
 (v) Van Kampen Intermediate Term Municipal Income Fund
 (vi) Van Kampen Florida Insured Tax Free Income Fund
(vii) Van Kampen New York Tax Free Income Fund

     Part C Information

     Exhibits
                           -------------------------

     The Prospectus and Statement of Additional Information with respect to each of Van Kampen California Tax Free Income Fund, Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund, four other series of the Registrant, included in Post-Effective Amendment No. 31 to the Registration Statement of the Registrant, are included herein by reference and no changes thereto are affected hereby.

                                   VAN KAMPEN
                           TAX FREE HIGH INCOME FUND


                 Van Kampen Tax Free High Income Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  JANUARY 28, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS



Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective and Policies..................   7
Investment Advisory Services.......................  14
Purchase of Shares.................................  15
Redemption of Shares...............................  22
Distributions from the Fund........................  23
Shareholder Services...............................  24
Federal Income Taxation............................  26
Financial Highlights...............................  28
Appendix--Description of Securities Ratings........  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing primarily in medium and lower grade municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by Standard and Poor's ("S&P") or between Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") or comparably rated short term securities and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities (see sidebar for an explanation of quality ratings). Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.


                                INVESTMENT RISKS

With its portfolio of medium and lower grade securities, the Fund has greater risks than a fund owning higher grade securities. Because of the following risks, you could lose money on your investment in the Fund over the short or long term:

MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund may own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.

Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these bonds often fluctuate more in price than bonds that make regular interest payments. Because the Fund invests in zero-coupon bonds, it may be subject to greater market risk than a fund that does not own this type of bond.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.


                               UNDERSTANDING
                              QUALITY RATINGS

Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.




     Moody's      S&P     Meaning
------------------------------------------------------
         Aaa      AAA      Highest quality
 ......................................................
          Aa      AA       High quality
 ......................................................
           A      Aa       Above-average quality
 ......................................................
         Baa      BBB      Average quality
------------------------------------------------------
          Ba      BB       Below-average quality
 ......................................................
           B      B        Marginal quality
 ......................................................
         Caa      CCC      Poor quality
 ......................................................
          Ca      CC       Highly speculative
 ......................................................
           C      C        Lowest quality
 ......................................................
          --      D        In default
 ......................................................

Lower grade securities, especially those with long maturities or that do not make regular interest payments, may fluctuate more in price in response to negative issuer or general economic news than higher grade securities.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund invests primarily in securities with medium and lower grade credit quality, it is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower grade securities may have less liquidity and a higher incidence of default than investment in higher grade securities. The Fund may incur higher expenditures to protect the Fund's interest in such securities. The credit risks and market prices of lower grade securities are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest-rate related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.



- Are in a high federal income tax bracket.


                                 UNDERSTANDING
                              MUNICIPAL SECURITIES

Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

- Are willing to take on the substantially increased risks of medium and lower grade securities in exchange for potentially higher income.



- Wish to add to their personal investment portfolios a fund that invests primarily in medium and lower grade municipal securities.



Investors should carefully consider the additional risks associated with an investment in medium or lower grade municipal securities. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
'1989'                                                                            9.71
'1990'                                                                            3.23
'1991'                                                                            8.51
'1992'                                                                            0.08
'1993'                                                                           15.82
'1994'                                                                           -4.93
'1995'                                                                           15.52
'1996'                                                                            3.21
'1997'                                                                            9.05
'1998'                                                                            5.98


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return was 6.09% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.60% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charge, are shown for the one-, five-, and ten-year periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                                  Past 10
         for the                                      Years
      Periods Ended         Past        Past        or Since
    December 31, 1998      1 Year      5 Years      Inception
-----------------------------------------------------------------
    Van Kampen Tax
    Free High Income
    Fund
 .................................................................
    Class A Shares         0.94%        4.53%          5.92%
 .................................................................
    Class B Shares         1.14%        4.49%          5.98%(1)
 .................................................................
    Class C Shares         4.14%        4.74%          5.60%(2)
 .................................................................
    Lehman Brothers
    Municipal Bond
    Index                  6.48%        6.22%          8.22%
 .................................................................



 Inception dates: (1) 5/1/93, (2) 8/13/93.



The current yield for the thirty-day period ended September 30, 1998 is 4.11% for Class A Shares, 3.55% for Class B Shares and 3.53% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-3.75%   After-None
                                Year 3-3.50%
                                Year 4-2.50%
                                Year 5-1.50%
                                Year 6-1.00%
                                After--None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.47%        0.47%        0.47%
 ..............................................................
Distribution and/or      0.24%        1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses           0.19%        0.19%        0.19%
 ..............................................................
Interest Expense         0.02%        0.02%        0.02%
 ..............................................................
Total Annual Fund        0.92%        1.68%        1.68%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $564       $754       $ 960      $1,553
 ......................................................................
Class B Shares             $571       $880      $1,063      $1,785*
 ......................................................................
Class C Shares             $271       $530       $ 913      $1,987
 ......................................................................

                                       -

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $564       $754        $960      $1,553
 ......................................................................
Class B Shares             $171       $530        $913      $1,785*
 ......................................................................
Class C Shares             $171       $530        $913      $1,987
 ......................................................................

* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                       INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.



Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing primarily in medium and lower grade municipal securities that are rated at the time of purchase between BBB and B-- (inclusive) by S &P or between Baa or B3 (inclusive) by Moody's or an equivalent rating by another NRSRO or comparably rated short term securities and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S &P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds that invest in securities rated comparable to those in which the Fund may invest and such instruments will be treated as investments in municipal securities.



The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. At times the Fund's investment adviser may judge that conditions in the markets for medium and lower grade municipal securities make pursuing the Fund's basic investment strategy of investing primarily in such municipal securities inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade municipal securities and in municipal securities determined by the Fund's investment adviser to be of comparable quality. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


                              MUNICIPAL SECURITIES
Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to federal alternative minimum tax.



The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a

                                       -
yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher grade securities. See "Lower Grade Municipal Securities" below.



The Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no fundamental policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.


                  MEDIUM AND LOWER GRADE MUNICIPAL SECURITIES


Under normal market conditions, the Fund invests primarily in medium and lower grade municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by S&P or between Baa and B3 (inclusive) by Moody's or an equivalent rating by another NRSRO or comparably rated short term securities and unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds". Generally, medium and lower grade securities provide higher yields than higher grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium and lower grade municipal securities before making an investment in the Fund.


The higher yield on such securities held by the Fund reflects the greater credit risk that the financial condition of the issuer or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. Lower grade securities are considered speculative by the rating agencies with respect to the capacity of the issuer to make interest and principal payments and both lower and medium grade securities are more susceptible to nonpayment or default than higher grade securities. An economic downturn or increase in interest rates could severely impact the ability of such issuers to pay principal and interest or obtain other financing. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Credit ratings are also subject to a risk that the rating agencies may fail to change such ratings to reflect subsequent events in a timely fashion. See the Appendix for a description of security ratings.


The values of all debt securities fluctuate in response to changes in interest rates, but medium and lower grade securities generally are subject to more market risk and volatility than higher grade securities. Medium and lower grade securities tend to react to short-term issuer or economic developments to a greater extent than higher grade securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. Yields on the Fund's portfolio securities can be expected to fluctuate over time. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium and lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium and lower grade municipal securities compared to higher grade securities. In addition, changes in credit risks, changes in interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the Fund's medium and lower grade municipal securities and thus in the net asset value of the Fund. Medium and lower grade securities may be more susceptible to real or perceived adverse economic conditions than higher grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium and lower grade securities because the advent of a recession could lessen the ability of a such issuer to make principal and interest payments on its securities or obtain additional financing when necessary. In addition, recent and proposed legislation may have an adverse impact on the market prices or liquidity for medium and lower grade municipal securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium and lower grade securities may be less liquid than the markets for higher grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium and lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium and lower grade debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or medium or lower grade debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding bonds or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium or lower grade municipal securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

The Fund's investment adviser seeks to minimize the risks involved in investing in medium and lower grade municipal securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial strength, its sensitivity to economic conditions and trends, its revenues or earnings potential, its operating history and management skills. Municipal securities generally are not listed for trading on any national securities exchange, and many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Thus, investment results of the Fund's medium and lower grade securities may be more dependent upon the investment adviser's credit analysis, judgment and experience than a fund investing solely in higher grade securities.

                                       -

Certain of the medium and lower grade municipal securities in which the Fund may invest may be, subsequent to the Fund's investment in such securities, downgraded or have their rating withdrawn by Moody's or S&P or may be deemed by the Fund's investment adviser to be of a lower quality as a result of impairment of the creditworthiness of the issuer of such securities or of the project the revenues from which are the source of payment of interest and repayment of principal with respect to such securities. The Fund may, if deemed appropriate by the Fund's investment adviser, retain a security whose rating has been downgraded or whose rating has been withdrawn. In such instances, the secondary market for such municipal securities may become less liquid, with the possibility that more than 15% of the Fund's net assets would be invested in securities which are not readily marketable. In such event, the Fund will take reasonable and appropriate steps to reduce the percentage of the Fund's portfolio represented by securities that are not readily marketable to less than 15% of the Fund's net assets as soon as is reasonably practicable.

The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended September 30, 1998 in the various S&P's and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1998 fiscal period computed on a monthly basis.

                            Period Ended September 30, 1998
                                            Unrated Securities of
                       Rated Securities      Comparable Quality
                      (As a Percentage of    (As a Percentage of
    Rating Category    Portfolio Value)       Portfolio Value)
---------------------------------------------------------------------
    AAA/Aaa                  29.0%                     0%
 .....................................................................
    AA/Aa                     5.8%                     0%
 .....................................................................
    A/A                       5.3%                   1.0%
 .....................................................................
    BBB/Baa                  17.5%                   3.7%
 .....................................................................
    BB/Ba                     2.3%                  23.5%
 .....................................................................
    B/B                         0%                   9.7%
 .....................................................................
    CCC/Caa                     0%                   0.6%
 .....................................................................
    CC/Ca                       0%                     0%
 .....................................................................
    C/C                         0%                     0%
 .....................................................................
    D                           0%                   1.6%
 .....................................................................
    Percentage of
    Rated and
    Unrated
    Securities               59.9%                  40.1%
 .....................................................................

The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those set forth above.

                             SPECIAL CONSIDERATIONS

                          REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                       OTHER INVESTMENTS AND RISK FACTORS
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above

                                       -
are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza,

                                       -

PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                   0.50%
 .....................................................
    Over $500 million                    0.45%
 .....................................................


Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.47% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since April 1989. Mr. Johnson has been employed by the Adviser since April 1989.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B

                                       -

Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are

                                       -
received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor

                                       -
making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be

                                       -
subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                               QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid.

                                       -

Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                            OTHER PURCHASE PROGRAMS



Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

                                       -

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                       -

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a

                                       -
copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically

                                       -
reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding

                                       -
period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If

                                       -
an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.

                                       -

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                      Class A Shares                                      Class B Shares
                                                                                                                         Year
                                                                                                                         Ended
                              Nine Months                                                             Nine Months       December
                                 Ended                      Year Ended December 31,                      Ended          31,
                           September 30, 1998    1997      1996      1995      1994      1993      September 30, 1998    1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of
 the Period..........           $14.845         $14.474   $14.984   $13.848   $15.629   $14.529         $14.844         $14.474
                                -------         -------   -------   -------   -------   -------         -------         -------
 Net Investment
   Income............              .643            .895      .963     1.024      .956     1.052            .545            .774
 Net Realized and
   Unrealized
   Gain/Loss.........              .217            .376     (.513)    1.072    (1.717)    1.158            .229            .384
                                -------         -------   -------   -------   -------   -------         -------         -------
Total from Investment
 Operations..........              .860           1.271      .450     2.096     (.761)    2.210            .774           1.158
Less Distributions
 from and in Excess
 of Net Investment
 Income..............              .629            .900      .960      .960     1.020     1.110            .547            .788
                                -------         -------   -------   -------   -------   -------         -------         -------
Net Asset Value, End
 of the Period.......           $15.076         $14.845   $14.474   $14.984   $13.848   $15.629         $15.071         $14.844
                                =======         =======   =======   =======   =======   =======         =======         =======
Total Return (a).....               6.00%*        9.05%     3.21%    15.52%    (4.93%)   15.82%             5.35%*        8.23%
Net Assets at End of
 the Period (In
 millions)...........        $771.4              $706.3    $671.9    $665.8    $603.0    $636.2            $279.6        $229.6
Ratio of Expenses to
 Average Net Assets
 (b).................          .92%                .94%      .99%      .95%      .87%     1.03%             1.68%         1.71%
Ratio of Net
 Investment Income to
 Average Net Assets
 (b).................             5.66%           6.09%     6.60%     7.05%     6.48%     6.95%           4.90%           5.30%
Portfolio Turnover...           66%    *            63%       59%       59%      101%       91%               66%*          63%

                                         Class B Shares
                                                         May 1, 1993
                                                        (Commencement
                                                     of Distributions) to
                        1996      1995      1994      December 31, 1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of
 the Period..........  $14.983   $13.850   $15.621         $14.670
                       -------   -------   -------         -------
 Net Investment
   Income............     .843      .908      .841            .656
 Net Realized and
   Unrealized
   Gain/Loss.........    (.506)    1.071    (1.718)           .945
                       -------   -------   -------         -------
Total from Investment
 Operations..........     .337     1.979     (.877)          1.601
Less Distributions
 from and in Excess
 of Net Investment
 Income..............     .846      .846      .894            .650
                       -------   -------   -------         -------
Net Asset Value, End
 of the Period.......  $14.474   $14.983   $13.850         $15.621
                       =======   =======   =======         =======
Total Return (a).....    2.40%    14.62%    (5.69%)             11.12%*
Net Assets at End of
 the Period (In
 millions)...........   $173.8    $137.9    $112.4               $56.6
Ratio of Expenses to
 Average Net Assets
 (b).................    1.75%     1.70%     1.64%               1.74%
Ratio of Net
 Investment Income to
 Average Net Assets
 (b).................    5.84%     6.25%     5.70%           5.95%
Portfolio Turnover...      59%       59%      101%                 91%

                                                        Class C Shares
                                                                                      August 13, 1993
                          Nine Months                                                  (Commencement
                             Ended                 Year Ended December 31,          of Distributions) to
                       September 30, 1998    1997      1996      1995      1994      December 31, 1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of
 the Period..........       $14.842         $14.474   $14.987   $13.846   $15.610         $15.030
                            -------         -------   -------   -------   -------         -------
 Net Investment
   Income............          .549            .778      .851      .910      .824            .369
 Net Realized and
   Unrealized
   Gain/Loss.........          .225            .378     (.518)    1.077    (1.694)           .580
                            -------         -------   -------   -------   -------         -------
Total from Investment
 Operations..........          .774           1.156      .333     1.987     (.870)           .949
Less Distributions
 from and in Excess
 of Net Investment
 Income..............          .547            .788      .846      .846      .894            .369
                            -------         -------   -------   -------   -------         -------
Net Asset Value, End
 of the Period.......       $15.069         $14.842   $14.474   $14.987   $13.846         $15.610
                            =======         =======   =======   =======   =======         =======
Total Return (a).....           5.35%*        8.23%     2.33%    14.70%    (5.62%)              6.37%*
Net Assets at End of
 the Period (In
 millions)...........           $63.2         $38.6     $18.8      $9.5      $7.6                $5.2
Ratio of Expenses to
 Average Net Assets
 (b).................           1.68%         1.71%     1.75%     1.69%     1.64%               1.82%
Ratio of Net
 Investment Income to
 Average Net Assets
 (b).................         4.90%           5.24%     5.84%     6.19%     5.71%           5.21%
Portfolio Turnover...             66%*          63%       59%       59%      101%                 91%


*  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation:



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                       LONG-TERM DEBT -- INVESTMENT GRADE


AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

                                       -

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



                               2. MUNICIPAL NOTES


A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



The following criteria will be used in making that assessment.



-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



Note rating symbols are as follows:



SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                              3. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on

                                       -
favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



                           4. TAX-EXEMPT DUAL RATINGS


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as

                                       -
having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                           2. SHORT-TERM EXEMPT NOTES


Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



                         3. TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.

                                       -

-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                                       -

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                      VAN KAMPEN TAX FREE HIGH INCOME FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                   Attn: Van Kampen Tax Free High Income Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                   Attn: Van Kampen Tax Free High Income Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive


                               Chicago, IL 60601

                                   VAN KAMPEN

                           TAX FREE HIGH INCOME FUND


                                   PROSPECTUS


                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

                                             Investment Company Act File No.
811-4386.
                                                                   TFHI PRO 1/99

                                  VAN  KAMPEN
                               INSURED  TAX  FREE
                                  INCOME  FUND


                 Van Kampen Insured Tax Free Income Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  JANUARY 28, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................  12
Purchase of Shares.................................  12
Redemption of Shares...............................  19
Distributions from the Fund........................  20
Shareholder Services...............................  21
Federal Income Taxation............................  23
Financial Highlights...............................  25


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of both principal and interest by a top-rated private insurance company. Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds which are not insured. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.


                                INVESTMENT RISKS
Because of the following risks, you could lose money on your investment in the Fund over the short or long term:

MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund may own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.
Generally, the Fund's municipal securities are insured as to timely payment of both principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


                                       -
                               UNDERSTANDING
                            MUNICIPAL SECURITIES

Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from to federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.


- Are in a high federal income tax bracket.


- Wish to add to their personal investment portfolio a fund that invests substantially all of its assets in insured municipal securities.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1989                                                                             9.37
'1990                                                                             7.07
'1991                                                                            10.62
'1992                                                                             9.51
'1993                                                                            12.32
'1994                                                                            -6.31
'1995                                                                            17.49
'1996                                                                             3.64
'1997                                                                             8.19
'1998                                                                             5.65


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return was 7.35% (for the quarter ended March 31, 1995) and the lowest quarterly return was -6.08% (for the quarter ended March 31, 1994).

                                       -

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charges, are shown for the one-, five-, and ten-year periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Insured Tax Free
    Income Fund
 .......................................................
    Class A Shares      0.62%    4.43%      8.75%
 .......................................................
    Class B Shares      0.89%    4.41%      5.02%(1)
 .......................................................
    Class C Shares      3.87%    4.66%      4.84%(2)
 .......................................................
    Lehman Brothers
    Municipal Bond
    Index               6.48%    6.22%      8.22%
 .......................................................


Inception dates: (1) 5/1/93, (2) 8/13/93.


The current yield for the thirty-day period ended September 30, 1998 is 3.11% for Class A Shares, 2.49% for Class B Shares and 2.51% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-3.75%   After-None
                                Year 3-3.50%
                                Year 4-2.50%
                                Year 5-1.50%
                                Year 6-1.00%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

                                       -

                                  ANNUAL FUND

                               OPERATING EXPENSES


                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.50%        0.50%        0.50%
 ..............................................................
Distribution and/or      0.24%        1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses           0.16%        0.16%        0.16%
 ..............................................................
Total Annual Fund        0.90%        1.66%        1.66%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
                           ----      -----      ------      ------
----------------------------------------------------------------------
Class A Shares             $562       $748        $950      $1,530
 ......................................................................
Class B Shares             $569       $873      $1,052      $1,763*
 ......................................................................
Class C Shares             $269       $523        $902      $1,965
 ......................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $562       $748        $950      $1,530
 ......................................................................
Class B Shares             $169       $523        $902      $1,763*
 ......................................................................
Class C Shares             $169       $523        $902      $1,965
 ......................................................................

* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                       INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.



Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing substantially all of the Fund's assets in municipal securities that are insured at the time of purchase as to timely payment of both principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or

                                       -
an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities.


The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to federal alternative minimum tax.



The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and

                                       -
decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Although the Fund invests substantially all of its assets in municipal securities that are insured at the time of purchase as to timely payment of both principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

                                       -

The Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities no to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no fundamental policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of both principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

                                       -

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities.

                                       -

These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. Furthermore, if such high-quality, short-term securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act

                                       -
may limit the legal rights regarding the use of such statements in the case of a dispute.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                      0.525%
 ......................................................
    Next $500 million                       0.500%
 ......................................................
    Next $500 million                       0.475%
 ......................................................
    Over $1,500 million                     0.450%
 ......................................................


Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.50% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since May 1992. Mr. Piraro has been employed by the Adviser since 1992 and was previously employed by First Chicago Capital Markets.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each

                                       -
investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box

                                       -

5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investors Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investors Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                       -

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in

                                       -
connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a " company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds

                                       -
plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an

                                       -
    investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.



(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus,

                                       -
    for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation

                                       -
appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends

                                       -
and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the share holder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish asystematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an

                                       -
investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                 FEDERAL INCOME
                                    TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to

                                       -
shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                Class A Shares                               Class B Shares
                                      Nine Months                                                             Nine Months
                                         Ended                                                                   Ended
                                     September 30,                 Year Ended December 31,                   September 30,
                                         1998          1997       1996       1995       1994       1993          1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...........................      $19.631       $19.238    $19.549    $17.572    $19.857    $18.721       $19.634
                                       --------      --------   --------   --------   --------   --------       -------
 Net Investment Income............         .710          .974       .980      1.021      1.051      1.107          .598
 Net Realized and Unrealized
   Gain/Loss......................         .371          .551      (.304)     1.982     (2.280)     1.145          .370
                                       --------      --------   --------   --------   --------   --------       -------

Total from Investment
 Operations.......................        1.081         1.525       .676      3.003     (1.229)     2.252          .968
                                       --------      --------   --------   --------   --------   --------       -------

Less:

 Distributions from and in Excess
   of Net Investment Income.......         .720          .971       .987      1.026      1.056      1.116          .609

 Distributions from Net Realized
   Gain...........................         .036          .161        -0-        -0-        -0-        -0-          .036
                                       --------      --------   --------   --------   --------   --------       -------

Total Distributions...............         .756         1.132       .987      1.026      1.056      1.116          .645
                                       --------      --------   --------   --------   --------   --------       -------

Net Asset Value, End of the
 Period...........................      $19.956       $19.631    $19.238    $19.549    $17.572    $19.857       $19.957
                                       ========      ========   ========   ========   ========   ========       =======

Total Return (a)..................        5.61%*        8.19%      3.65%     17.49%     (6.31%)    12.32%         5.07%*
Net Assets at End of the Period
 (In millions)....................     $1,353.9      $1,283.5   $1,283.7   $1,365.4   $1,110.2   $1,230.0         $71.9
Ratio of Expenses to Average Net
 Assets (b).......................         .90%          .92%       .95%       .88%       .88%       .84%         1.66%
Ratio of Net Investment Income to
 Average Net Assets (b)...........        4.85%         5.07%      5.11%      5.44%      5.70%      5.69%         4.08%
Portfolio Turnover................          62%*          82%        92%        70%        48%        79%           62%*

                                                        Class B Shares
                                                                                May 1, 1993
                                                                               (Commencement
                                           Year Ended December 31,          of Distribution) to
                                     1997      1996      1995      1994      December 31, 1993
Net Asset Value, Beginning of the
 Period...........................  $19.240   $19.549   $17.563   $19.824         $19.320
                                    -------   -------   -------   -------         -------
 Net Investment Income............     .826      .832      .890      .899            .619
 Net Realized and Unrealized
   Gain/Loss......................     .551     (.304)    1.978    (2.276)           .513
                                    -------   -------   -------   -------         -------
Total from Investment
 Operations.......................    1.377      .528     2.868    (1.377)          1.132
                                    -------   -------   -------   -------         -------
Less:
 Distributions from and in Excess
   of Net Investment Income.......     .822      .837      .882      .884            .628
 Distributions from Net Realized
   Gain...........................     .161       -0-       -0-       -0-             -0-
                                    -------   -------   -------   -------         -------
Total Distributions...............     .983      .837      .882      .884            .628
                                    -------   -------   -------   -------         -------
Net Asset Value, End of the
 Period...........................  $19.634   $19.240   $19.549   $17.563         $19.824
                                    =======   =======   =======   =======         =======
Total Return (a)..................    7.36%     2.83%    16.67%    (7.03%)          5.92%*
Net Assets at End of the Period
 (In millions)....................    $70.1     $71.6     $75.3     $30.0           $20.8
Ratio of Expenses to Average Net
 Assets (b).......................    1.69%     1.74%     1.67%     1.71%           1.68%
Ratio of Net Investment Income to
 Average Net Assets (b)...........    4.29%     4.38%     4.69%     4.88%           4.25%
Portfolio Turnover................      82%       92%       70%       48%             79%

                                                                  Class C Shares
                                     Nine Months                                              August 13, 1993
                                        Ended                                                  (Commencement
                                    September 30,          Year Ended December 31,          of Distribution) to
                                        1998         1997      1996      1995      1994      December 31, 1993
Net Asset Value, Beginning of the
 Period...........................     $19.630      $19.239   $19.548   $17.568   $19.823         $19.650
                                       -------      -------   -------   -------   -------         -------
 Net Investment Income............        .594         .822     .830      .883       .908            .350
 Net Realized and Unrealized
   Gain/Loss......................        .373         .552    (.302)    1.979     (2.279)           .181
                                       -------      -------   -------   -------   -------         -------
Total from Investment
 Operations.......................        .967        1.374     .528     2.862     (1.371)           .531
                                       -------      -------   -------   -------   -------         -------
Less:
 Distributions from and in Excess
   of Net Investment Income.......        .609         .822     .837      .882       .884            .358
 Distributions from Net Realized
   Gain...........................        .036         .161      -0-       -0-        -0-             -0-
                                       -------      -------   -------   -------   -------         -------
Total Distributions...............        .645         .983     .837      .882       .884            .358
                                       -------      -------   -------   -------   -------         -------
Net Asset Value, End of the
 Period...........................     $19.952      $19.630   $19.239   $19.548   $17.568         $19.823
                                       =======      =======   =======   =======   =======         =======
Total Return (a)..................       5.02%*       7.36%    2.83%    16.60%     (6.98%)          2.70%*
Net Assets at End of the Period
 (In millions)....................        $6.8         $5.6     $4.9      $5.1       $3.5            $5.0
Ratio of Expenses to Average Net
 Assets (b).......................       1.66%        1.69%    1.74%     1.67%      1.70%           1.68%
Ratio of Net Investment Income to
 Average Net Assets (b)...........       4.06%        4.29%    4.37%     4.68%       4.89           4.21%
Portfolio Turnover................         62%*         82%      92%       70%        48%             79%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

*  Non-Annualized

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                 Attn: Van Kampen Insured Tax Free Income Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                 Attn: Van Kampen Insured Tax Free Income Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                  VAN  KAMPEN

                               INSURED  TAX  FREE
                                  INCOME  FUND

                                   PROSPECTUS

                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

                                             Investment Company Act File No.
811-4386.
                                                                   TFIN PRO 1/99

                                  VAN  KAMPEN
                              CALIFORNIA  INSURED
                                TAX  FREE  FUND


                 Van Kampen California Insured Tax Free Fund is a mutual fund with an investment objective to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for tax purposes.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.

                  This Prospectus is dated  JANUARY 28, 1999.

                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................  13
Purchase of Shares.................................  14
Redemption of Shares...............................  20
Distributions from the Fund........................  22
Shareholder Services...............................  22
California Taxation................................  24
Federal Income Taxation............................  24
Financial Highlights...............................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for tax purposes. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing substantially all of the Fund's assets in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of both principal and interest by a top-rated private insurance company. Distributions to corporations may be subject to California franchise tax or California corporate income tax. Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds that are not insured. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS
Because of the following risks, you could lose money on your investment in the Fund over the short or long term:

MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund may own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.
Generally, the Fund's municipal securities are insured as to timely payment of both principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests substantially of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal

                               UNDERSTANDING
                            MUNICIPAL SECURITIES

Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

securities, may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


STATE-SPECIFIC RISKS. Because the Fund invests substantially of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.



- Are in a high federal income tax bracket.



- Are subject to California income tax.



- Wish to add to their personal investment portfolios a fund that invests substantially all of its assets in insured California municipal securities.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1989                                                                             9.22
'1990                                                                             7.44
'1991                                                                             9.98
'1992                                                                            10.08
'1993                                                                            14.56
'1994                                                                            -8.64
'1995                                                                            18.21
'1996                                                                             4.20
'1997                                                                             8.93
'1998                                                                             6.33


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return was 7.63% (for the quarter ended March 31, 1995) and the lowest quarterly return was -7.62% (for the quarter ended March 31, 1994).

                                       -

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charges, are shown for the one-, five-, and ten-year periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    California
    Insured Tax Free
    Fund
 .......................................................
    Class A Shares      2.90%    4.74%       7.84%
 .......................................................
    Class B Shares      2.52%    4.64%       5.38%(1)
 .......................................................
    Class C Shares      4.46%    4.64%       4.91%(2)
 .......................................................
    Lehman Brothers
    Municipal Bond
    Index               6.48%    6.22%       8.22%
 .......................................................


 Inception dates: (1) 5/1/93, (2) 8/13/93.


The current yield for the thirty-day period ended September 30, 1998 is 3.46% for Class A Shares, 2.81% for Class B Shares and 2.83% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        3.25%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-3.00%  Year 1-1.00%
                                Year 2-2.50%   After-None
                                Year 3-2.00%
                                Year 4-1.00%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

                                       -

                                  ANNUAL FUND
                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.48%        0.48%        0.48%
 ..............................................................
Distribution and/or
Service (12b-1)          0.24%        1.00% (2)    1.00% (2)
Fees(1)
 ..............................................................
Other Expenses           0.16%        0.16%        0.15%
 ..............................................................
Total Annual Fund
Operating Expenses       0.88%        1.64%        1.63%
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $412       $597       $797      $1,374
 .....................................................................
Class B Shares             $467       $717       $892      $1,549*
 .....................................................................
Class C Shares             $266       $514       $887      $1,933
 .....................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $412       $597       $797      $1,374
 .....................................................................
Class B Shares             $167       $517       $892      $1,549*
 .....................................................................
Class C Shares             $166       $514       $887      $1,933
 .....................................................................

* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                       INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for tax purposes. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing substantially all of the Fund's assets in California municipal securities that are insured at the time of purchase as to timely payment of both

                                       -
principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities.


California municipal securities are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of purchase, exempt from federal and California income taxes. Distribution to corporations subject to the California franchise tax will be included in such corporations' gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the Fund. Accordingly, an investment in shares of the Fund may not be appropriate for corporations subject to either tax.

The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal and California income taxes and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, up to 20% of the Fund's net assets may be invested in municipal securities that are subject to federal alternative minimum tax.



The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its assets in municipal securities that are insured at the time of purchase as to timely payment of both principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.



The Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of both principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING

                        CALIFORNIA MUNICIPAL SECURITIES
The Fund invests substantially all of its assets in a portfolio of California municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and California income taxes. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

From 1990 until 1994, the State experienced the worst economic, fiscal and budget conditions since the 1930's. The recession seriously affected State tax revenues and caused increased expenditures for health and welfare programs. As a result, the State faced several budget imbalances and used up many of its available cash resources. Accordingly, rating agencies have reduced the State's credit ratings several times during recent years.

Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on

State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning California municipal securities and the State of California is included in the Statement of Additional Information.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term California municipal obligations. If such municipal obligations are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of California municipal securities. Furthermore, if such high-quality securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $100 million                  0.500%
 .....................................................
    Next $150 million                   0.450%
 .....................................................
    Next $250 million                   0.425%
 .....................................................
    Over $500 million                   0.400%
 .....................................................


Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.48% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since May 1992. Mr. Piraro has been employed by the Adviser since 1992 and was previously employed by First Chicago Capital Markets.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares.

To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of     As % of Net
            Size of             Offering      Amount
           Investment            Price       Invested
-----------------------------------------------------------
    Less than $25,000            3.25%         3.36%
 ...........................................................
    $25,000 but less than
    $250,000                     2.75%         2.83%
 ...........................................................
    $250,000 but less than
    $500,000                     1.75%         1.78%
 ...........................................................
    $500,000 but less than
    $1,000,000                   1.50%         1.52%
 ...........................................................
    $1,000,000 or more               *             *
 ...........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the

                                       -

Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within four years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.50%
 ................................................
    Third                       2.00%
 ................................................
    Fourth                      1.00%
 ................................................
    Fifth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in

                                       -
connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount

                                       -
being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                            OTHER PURCHASE PROGRAMS



Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

                                       -

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statements of Additional Information for further details with respect to such alliance programs.



(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform

                                       -
     criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                              REDEMPTION OF SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a

                                       -
corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                                       -

                                 DISTRIBUTIONS
                                 FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover

                                       -
the amount of the check are redeemed from the share holder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the share holder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that

                                       -
security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              CALIFORNIA TAXATION


Under existing California income tax law, if at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Fund who are subject to the California personal income tax will not be subject to such tax on distributions with respect to their shares of the Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Fund. Under California personal property tax law, securities owned by the Fund and any interest thereon are exempt from such personal property tax.



Generally, any proceeds paid to the Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.


The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends

                                       -
paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.

                                       -

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                               Class A Shares
                                        Nine Months
                                           Ended
                                       September 30,               Year Ended December 31,
                                           1998         1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period............................       $18.294      $17.605   $17.736   $15.802   $18.286   $16.858
                                          -------      -------   -------   -------   -------   -------
 Net Investment Income.............          .638         .880      .857      .884      .912      .967

 Net Realized and Unrealized
   Gain/Loss.......................          .498         .658     (.145)    1.938    (2.484)    1.441
                                          -------      -------   -------   -------   -------   -------

Total from Investment Operations...         1.136        1.538      .712     2.822    (1.572)    2.408

Less Distributions from Investment
 Income............................          .662         .849      .843      .888      .912      .980
                                          -------      -------   -------   -------   -------   -------
Net Asset Value, End of the
 Period............................       $18.768      $18.294   $17.605   $17.736   $15.802   $18.286
                                          =======      =======   =======   =======   =======   =======

Total Return* (a)..................         6.38%**      8.93%     4.20%    18.28%    (8.75%)   14.54%

Net Assets at End of the Period (In
 millions).........................          $151.0     $140.7    $142.5    $147.6    $130.3    $151.1

Ratio of Expenses to Average Net
 Assets*...........................          .88%         .96%     1.02%      .89%      .78%      .69%

Ratio of Net Investment Income to
 Average Net Assets*...............         4.66%        4.96%     4.94%     5.23%     5.46%     5.37%

Portfolio Turnover.................           21%**        46%       35%       42%       56%       36%

* If certain expenses had not been
  reimbursed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:

Ratio of Expenses to Average Net
 Assets............................           N/A          N/A     1.03%     1.05%     1.08%     1.01%

Ratio of Net Investment Income to
 Average Net Assets................           N/A          N/A     4.94%     5.07%     5.16%     5.05%

                                                                   Class B Shares
                                                                                              From May 1, 1993
                                      Nine Months                                               (Commencement
                                         Ended                                               of Distribution) to
                                     September 30,          Year Ended December 31,             December 31,
                                         1998         1997      1996      1995      1994            1993
Net Asset Value, Beginning of the
 Period............................     $18.289      $17.603   $17.736   $15.805   $18.266         $17.570
                                        -------      -------   -------   -------   -------         -------
 Net Investment Income.............        .526         .741      .720      .766      .785            .549
 Net Realized and Unrealized
   Gain/Loss.......................        .506         .662     (.142)    1.926    (2.482)           .705
                                        -------      -------   -------   -------   -------         -------
Total from Investment Operations...       1.032        1.403      .578     2.692    (1.697)          1.254
Less Distributions from Investment
 Income............................        .563         .717      .711      .761      .764            .558
                                        -------      -------   -------   -------   -------         -------
Net Asset Value, End of the
 Period............................     $18.758      $18.289   $17.603   $17.736   $15.805         $18.266
                                        =======      =======   =======   =======   =======         =======
Total Return* (a)..................       5.76%**      8.19%     3.35%    17.33%    (9.39%)          7.25%**
Net Assets at End of the Period (In
 millions).........................         $40.1      $31.0     $28.6     $24.6     $17.1               $15.3
Ratio of Expenses to Average Net
 Assets*...........................       1.64%        1.72%     1.79%     1.61%     1.52%           1.45%
Ratio of Net Investment Income to
 Average Net Assets*...............       3.89%        4.18%     4.17%     4.51%     4.71%           4.06%
Portfolio Turnover.................         21%**        46%       35%       42%       56%             36%
* If certain expenses had not been
  reimbursed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
 Assets............................         N/A          N/A     1.79%     1.77%     1.82%           1.77%
Ratio of Net Investment Income to
 Average Net Assets................         N/A          N/A     4.16%     4.35%     4.41%           3.74%

                                                                    Class C Shares
                                                                                                     From
                                      Nine Months                                              August 13, 1993
                                         Ended                                                  (Commencement
                                     September 30,          Year Ended December 31,          of Distribution) to
                                         1998         1997      1996      1995      1994      December 31, 1993
Net Asset Value, Beginning of the
 Period............................     $18.286      $17.602   $17.736   $15.798   $18.257         $18.010
                                        -------      -------   -------   -------   -------         -------
 Net Investment Income.............        .529         .727      .722      .758      .773            .307
 Net Realized and Unrealized
   Gain/Loss.......................        .502         .674     (.145)    1.941    (2.468)           .258
                                        -------      -------   -------   -------   -------         -------
Total from Investment Operations...       1.031        1.401      .577     2.699    (1.695)           .565
Less Distributions from Investment
 Income............................        .563         .717      .711      .761      .764            .318
                                        -------      -------   -------
Net Asset Value, End of the
 Period............................     $18.754      $18.286   $17.602   $17.736   $15.798         $18.257
                                        =======      =======   =======
Total Return* (a)..................        5.70**      8.19%     3.35%    17.40%    (9.40%)          3.17%**
Net Assets at End of the Period (In
 millions).........................          $4.8       $3.8      $2.2      $1.8      $2.8               $4.0
Ratio of Expenses to Average Net
 Assets*...........................       1.63%        1.71%     1.79%     1.60%     1.51%           1.45%
Ratio of Net Investment Income to
 Average Net Assets*...............       3.87%        4.15%     4.16%     4.50%     4.71%           3.82%
Portfolio Turnover.................         21%**        46%       35%       42%       56%             36%
* If certain expenses had not been
  reimbursed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
 Assets............................         N/A          N/A     1.80%     1.75%     1.82%           1.76%
Ratio of Net Investment Income to
 Average Net Assets................         N/A          N/A     4.16%     4.34%     4.39%           3.52%


**  Non-Annualized.
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                              FOR MORE INFORMATION


                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


                       Call your broker or (800) 341-2911


           7:00 a.m. to 7:00 p.m. Central time Monday through Friday


                                    DEALERS

 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666



                     TELECOMMUNICATIONS DEVICE FOR THE DEAF


 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833



                                  FUND INFO(R)


             For automated telephone services, call (800) 847-2424



                                    WEB SITE


                               www.vankampen.com



                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND


                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555


                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.


                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555


                                  Distributor

                             VAN KAMPEN FUNDS INC.

                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555


                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.

                                 PO Box 418256

                           Kansas City, MO 64141-9256

               Attn: Van Kampen California Insured Tax Free Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

                     225 West Franklin Street, PO Box 1713

                             Boston, MA 02105-1713

               Attn: Van Kampen California Insured Tax Free Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                  VAN  KAMPEN

                              CALIFORNIA  INSURED
                                TAX  FREE  FUND

                                   PROSPECTUS

                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                             Investment Company Act File No.
811-4386.                     CAI PRO 1/99

                                  VAN  KAMPEN
                            MUNICIPAL  INCOME  FUND


                 Van Kampen Municipal Income Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of investment grade municipal securities.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  JANUARY 28, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective and Policies..................   7
Investment Advisory Services.......................  14
Purchase of Shares.................................  15
Redemption of Shares...............................  21
Distributions from the Fund........................  23
Shareholder Services...............................  23
Federal Income Taxation............................  25
Financial Highlights...............................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 80% of the Fund's total assets in a portfolio of municipal securities rated investment grade at the time of purchase or unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") or comparably rated short term securities. Under normal market conditions, up to 20% of the Fund's total assets may consist of municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or comparably rated short term securities and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings). The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS
Because of the following risks, you could lose money on your investment in the Fund over the short or long term:
MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund may own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities and the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's


                               UNDERSTANDING
                              QUALITY RATINGS

Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the Fund's Statement of Additional Information.

     Moody's       S&P     Meaning
------------------------------------------------------
         Aaa       AAA      Highest quality
 ................................................................................
          Aa       AA       High quality
 ................................................................................
           A       A        Above-average quality
 ................................................................................
         Baa       BBB      Average quality
------------------------------------------------------
          Ba       BB       Below-average quality
 ................................................................................
           B       B        Marginal quality
 ................................................................................
         Caa       CCC      Poor quality
 ................................................................................
          Ca       CC       Highly speculative
 ................................................................................
           C       C        Lowest quality
 ................................................................................
          --       D        In default
 ................................................................................

continuing ability to pay interest and principal. The credit risks and market prices of lower-grade securities are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a substantial portion of its assets in municipal securities subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.


- Are in a high federal income tax bracket.


- Wish to add to their personal investment portfolios a fund that invests primarily in investment grade municipal securities.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is



                                 UNDERSTANDING
                              MUNICIPAL SECURITIES


    Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past nine calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1990'                                                                            2.57
'1991'                                                                           13.98
'1992'                                                                            9.69
'1993'                                                                           12.20
'1994'                                                                           -6.37
'1995'                                                                           15.61
'1996'                                                                            4.07
'1997'                                                                            9.14
'1998'                                                                            5.16


     *The return for 1990 is for the period from August 1, 1990 (commencement of investment operations) to December 31, 1990.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the nine-year period shown in the bar chart, the highest quarterly return was 7.04% (for the quarter ended March 31, 1995) and the lowest quarterly return was -6.87% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charges, are shown for the one- and five-year periods ended December 31, 1998 and the period from the inception date for each class of shares to December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                         Past
         for the                          10 Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Municipal Income
    Fund
 .......................................................
    Class A Shares      0.15%    4.25%      7.03%(1)
 .......................................................
    Class B Shares      0.43%    4.26%      5.60%(2)
 .......................................................
    Class C Shares      3.35%    4.48%      4.72%(3)
 .......................................................
    Lehman Brothers
    Municipal Bond
    Index               6.48%    6.22%      8.22%
 .......................................................


Inception dates: (1) 8/1/90, (2) 8/24/92, (3) 8/13/93.

The current yield for the thirty-day period ended September 30, 1998 is 3.94% for Class A Shares, 3.34% for Class B Shares and 3.31% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge
(load)(as a
percentage of the
lesser of original
purchase price or
redemption proceeds)   None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-3.75%   After-None
                                Year 3-3.50%
                                Year 4-2.50%
                                Year 5-1.50%
                                Year 6-1.00%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


                                  ANNUAL FUND

                               OPERATING EXPENSES


                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees           0.48%        0.48%        0.48%
 ..............................................................
Distribution and/or
Service (12b-1)           0.23%       1.00%(2)     1.00%(2)
Fees(1)
 ..............................................................
Other Expenses            0.16%        0.17%        0.17%
 ..............................................................
Total Annual Fund
Operating Expenses        0.87%        1.65%        1.65%
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $560       $739       $ 934      $1,497
 ......................................................................
Class B Shares             $568       $870      $1,047      $1,746*
 ......................................................................
Class C Shares             $268       $520       $ 897      $1,955
 ......................................................................

                                       -

You would pay the following expenses if you did not redeem your shares:

                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $560       $739       $934      $1,497
 .....................................................................
Class B Shares             $168       $520       $897      $1,746*
 .....................................................................
Class C Shares             $168       $520       $897      $1,955
 .....................................................................

* Based on conversion to Class A shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.



Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 80% of the Fund's total assets in municipal securities rated investment grade at the time of purchase or unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's or an equivalent rating by another NRSRO or comparably rated short term securities. Under normal market conditions, up to 20% of the Fund's total assets may consist of municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or comparably rated short term securities and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Securities below investment grade are considered speculative by recognized rating agencies with respect to the issuers' continuing ability to pay interest and principal. For a description of security's ratings, see the Statement of Additional Information. The Fund may invest a substantial portion of its total assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.


The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES
Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income

                                       -
tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on

                                       -
a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher grade securities. See "Lower Grade Municipal Securities" below.


The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not,

                                       -
however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no fundamental policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                        LOWER GRADE MUNICIPAL SECURITIES

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated below investment grade (but not lower than B- by S&P or B3 by Moody's) or comparably rated short term securities and in unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds". Generally, lower grade securities provide a higher yield than higher grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower grade municipal securities before making an investment in the Fund.



The higher yield on such securities held by the Fund reflects the greater credit risk that the financial condition of the issuer or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. Lower grade securities are considered speculative with respect to the capacity of the issuer to make interest and principal payments. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Credit ratings are also subject to a risk that the rating agencies may fail to change such ratings to reflect subsequent events in a timely fashion. See the Statement of Additional Information for a description of security ratings.



The values of all debt securities fluctuate in response to changes in interest rates, but lower grade securities generally are subject to more market risk and volatility than higher grade securities. Lower grade securities tend to react to short-term issuer or economic developments to a greater extent than higher grade securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. Yields on the Fund's portfolio securities can be expected to fluctuate over time. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade municipal securities compared to higher grade securities. In addition, changes in credit risks, changes in interest rates, the credit markets, or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the Fund's lower grade municipal securities and thus in the net asset value of the Fund. Lower grade securities may be more susceptible to real or perceived adverse economic conditions than higher grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower grade securities because the advent of a recession could lessen the ability of a such issuer to make principal and interest payments on its securities or obtain additional financing when necessary. In addition, recent and proposed legislation may have an adverse impact on the market prices or liquidity for lower grade municipal securities.

                                       -

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower grade securities may be less liquid than the markets for higher grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower grade debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower grade debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding bonds or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower grade municipal securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.



The Fund's investment adviser seeks to minimize the risks involved in investing in lower grade municipal securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial strength, its sensitivity to economic conditions and trends, its revenues or earnings potential, its operating history and management skills. Municipal securities generally are not listed for trading on any national securities exchange, and many issuers of lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Thus, investment results of the Fund's lower grade securities may be more dependent upon the investment adviser's credit analysis, judgment and experience than a fund investing solely in higher grade securities.



Certain of the lower grade municipal securities in which the Fund may invest may be, subsequent to the Fund's investment in such securities, downgraded or have their rating withdrawn by Moody's or S&P or may be deemed by the Fund's investment adviser to be of a lower quality as a result of impairment of the creditworthiness of the issuer of such securities or of the project the revenues from which are the source of payment of interest and repayment of principal with respect to such securities. The Fund may, if deemed

                                       -
appropriate by the Fund's investment adviser, retain a security whose rating has been downgraded or whose rating has been withdrawn. In such instances, the secondary market for such municipal securities may become less liquid, with the possibility that more than 15% of the Fund's net assets would be invested in securities which are not readily marketable. In such event, the Fund will take reasonable and appropriate steps to reduce the percentage of the Fund's portfolio represented by securities that are not readily marketable to less than 15% of the Fund's net assets as soon as is reasonably practicable.



The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended September 30, 1998 in the various S&P's and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1998 fiscal period, computed on a monthly basis.



                               Period Ended September 30, 1998
                                              Unrated Securities of
                        Rated Securities       Comparable Quality
                       (As a Percentage of     (As a Percentage of
    Rating Category     Portfolio Value)        Portfolio Value)
-----------------------------------------------------------------------
    AAA/Aaa                  41.89%                   0.00%
 .......................................................................
    AA/Aa                     5.44%                   0.52%
 .......................................................................
    A/A                      14.94%                   0.74%
 .......................................................................
    BBB/Baa                  14.87%                   6.38%
 .......................................................................
    BB/Ba                     0.70%                  10.54%
 .......................................................................
    B/B                       0.00%                   3.82%
 .......................................................................
    CCC/Caa                   0.00%                   0.00%
 .......................................................................
    CC/Ca                     0.00%                   0.16%
 .......................................................................
    C/C                       0.00%                   0.00%
 .......................................................................
    D                         0.00%                   0.00%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities               77.84%                  22.16%
 .......................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those set forth above.

                       OTHER INVESTMENTS AND RISK FACTORS
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to

                                       -
minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment

                                       -
adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                   0.50%
 .....................................................
    Over $500 million                    0.45%
 .....................................................


Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.48% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of

                                       -

Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since August 1990. Mr. Johnson has been employed by the Adviser since April 1989.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

                                       -

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to the Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 421-5666 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions

                                       -
made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

                                       -

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants

                                       -
on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.



(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is

                                       -
    one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments,
    (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemption Requests" payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing

                                       -
agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to

                                       -
purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A

                                       -
shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

                                       -

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives

                                       -
an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                        Class A Shares                                 Class B Shares
                                                                                                                    Year
                                 Nine Months                                                        Nine Months     Ended
                                    Ended                                                              Ended       December
                                September 30,               Year Ended December 31,                September 30,   31,
                                    1998         1997      1996      1995      1994      1993          1998         1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of
 the Period...............         $15.767      $15.267   $15.549   $14.261   $16.164   $15.310       $15.764      $15.267
                                   -------      -------   -------   -------   -------   -------       -------      -------
 Net Investment Income....             .664        .852      .898      .874      .886      .964          .572         .734
 Net Realized and
   Unrealized
   Gain/Loss..............            .195         .500     (.298)    1.296    (1.907)     .862          .195         .501
                                   -------      -------   -------   -------   -------   -------       -------      -------

Total from Investment
 Operations...............            .859        1.352      .600     2.170    (1.021)    1.826          .767        1.235

Less Distributions from
 Net Investment Income....            .635         .852      .882      .882      .882      .972          .549         .738
                                   -------      -------   -------   -------   -------   -------       -------      -------

Net Asset Value, End of
 the Period...............         $15.991      $15.767   $15.267   $15.549   $14.261   $16.164       $15.982      $15.764
                                   =======      =======   =======   =======   =======   =======       =======      =======

Total Return(a)...........           5.62%*       9.14%     4.07%    15.61%    (6.37%)   12.20%         5.05%*       8.27%
Net Assets at End of the
 Period (In millions).....          $788.7       $766.2    $792.3    $839.7    $495.8    $597.6        $197.9       $211.2
Ratio of Expenses to
 Average Net Assets(b)....            .87%         .89%      .94%      .99%      .99%      .87%         1.65%        1.65%
Ratio of Net Investment
 Income to Average Net
 Assets(b)................           5.63%        5.54%     5.93%     5.86%     5.93%     6.08%         4.85%        4.78%
Portfolio Turnover........             89%*        104%       73%       61%       75%       82%           89%*        104%

                                       Class B Shares
                             1996      1995      1994      1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of
 the Period...............  $15.549   $14.261   $16.139   $15.308
                            -------   -------   -------   -------
 Net Investment Income....     .783      .762      .780      .852
 Net Realized and
   Unrealized
   Gain/Loss..............    (.297)    1.294    (1.890)     .845
                            -------   -------   -------   -------
Total from Investment
 Operations...............     .486     2.056    (1.110)    1.697
Less Distributions from
 Net Investment Income....     .768      .768      .768      .866
                            -------   -------   -------   -------
Net Asset Value, End of
 the Period...............  $15.267   $15.549   $14.261   $16.139
                            =======   =======   =======   =======
Total Return(a)...........    3.29%    14.74%    (6.96%)   11.33%
Net Assets at End of the
 Period (In millions).....   $211.0    $216.6    $158.7    $168.2
Ratio of Expenses to
 Average Net Assets(b)....    1.70%     1.73%     1.70%     1.65%
Ratio of Net Investment
 Income to Average Net
 Assets(b)................    5.17%     5.09%     5.22%     5.19%
Portfolio Turnover........      73%       61%       75%       82%

                                                          Class C Shares
                                                                                      August 13, 1993
                             Nine Months                                               (Commencement
                                Ended                                               of Distribution) to
                            September 30,          Year Ended December 31,             December 31,
                                1998         1997      1996      1995      1994            1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of
 the Period...............     $15.747      $15.254   $15.545   $14.262   $16.141         $15.990
                               -------      -------   -------   -------   -------         -------
 Net Investment Income....        .570         .730      .782      .771      .783            .300
 Net Realized and
   Unrealized
   Gain/Loss..............        .196         .501     (.305)    1.280    (1.894)           .171
                               -------      -------   -------   -------   -------         -------
Total from Investment
 Operations...............        .766        1.231      .477     2.051    (1.111)           .471
Less Distributions from
 Net Investment Income....        .549         .738      .768      .768      .768            .320
                               -------      -------   -------   -------   -------         -------
Net Asset Value, End of
 the Period...............     $15.964      $15.747   $15.254   $15.545   $14.262         $16.141
                               =======      =======   =======   =======   =======         =======
Total Return(a)...........       4.99%*       8.34%     3.16%    14.74%    (6.97%)          2.96%*
Net Assets at End of the
 Period (In millions).....       $15.6        $15.3     $12.9     $11.2      $3.9            $4.1
Ratio of Expenses to
 Average Net Assets(b)....       1.65%        1.66%     1.70%     1.72%     1.74%           1.85%
Ratio of Net Investment
 Income to Average Net
 Assets(b)................       4.86%        4.75%     5.17%     5.24%     5.19%           3.95%
Portfolio Turnover........         89%*        104%       73%       61%       75%             82%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by the Adviser, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 0.98% and 5.97%, respectively, for Class A Shares. For the year ended December 31, 1993, if certain expenses had not been assumed by the Adviser, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 1.73% and 5.97%, respectively, for Class B Shares.

 *  Non-Annualized

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                        VAN KAMPEN MUNICIPAL INCOME FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                     Attn: Van Kampen Municipal Income Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                     Attn: Van Kampen Municipal Income Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                   VAN KAMPEN


                             MUNICIPAL INCOME FUND



                                   PROSPECTUS


                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

                                             Investment Company Act File No.
811-4386.
                                                                    MIF PRO 1/99

                                   VAN KAMPEN
                    INTERMEDIATE TERM MUNICIPAL INCOME FUND


                 Van Kampen Intermediate Term Municipal Income Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and the Fund's management seeks to maintain the dollar-weighted average life of the portfolio between three and ten years.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  JANUARY 28, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective and Policies..................   7
Investment Advisory Services.......................  14
Purchase of Shares.................................  15
Redemption of Shares...............................  21
Distributions from the Fund........................  23
Shareholder Services...............................  23
Federal Income Taxation............................  25
Financial Highlights...............................  28
Appendix--Description of Securities Ratings........  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES
Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 65% of the Fund's total assets in a portfolio of municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and comparably rated short term securities. The remainder of the Fund's total assets may consist of municipal securities rated below investment grade or comparably rated short term securities and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings). Under normal market conditions, the Fund's management seeks to maintain the dollar-weighted average life of the portfolio between three and ten years. The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.
                                INVESTMENT RISKS
Because of the following risks, you could lose money on your investment in the Fund over the short or long term:


MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund's management seeks to maintain the dollar-weighted average life of the portfolio between three and ten years, the Fund generally will be subject to greater market risk than a fund that owns only shorter-term securities but less market risk than a fund that owns only longer-term securities.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitment for these securities, the greater the Fund's exposure to market price fluctuation.



Lower grade securities, especially those with long maturities or that do not make regular interest payments, may fluctuate more in price in response to negative issuer or general economic news than higher grade securities.


                               UNDERSTANDING
                              QUALITY RATINGS

Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.

     Moody's      S&P      Meaning
------------------------------------------------------
         Aaa      AAA      Highest quality
 ................................................................................
          Aa      AA       High quality
 ................................................................................
           A      A        Above-average quality
 ................................................................................
         Baa      BBB      Average quality
------------------------------------------------------
          Ba      BB       Below-average quality
 ................................................................................
           B      B        Marginal quality
 ................................................................................
         Caa      CCC      Poor quality
 ................................................................................
          Ca      CC       Highly speculative
 ................................................................................
           C      C        Lowest quality
 ................................................................................
          --      D        In default
 ................................................................................

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade securities and the Fund may invest up to 35% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower grade securities may have less liquidity, a higher incidence of default, the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher-grade securities. The credit risks and market prices of lower-grade securities are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a substantial portion of its assets in municipal securities subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.



- Are in a high federal income tax bracket.


                                       -
                                 UNDERSTANDING
                              MUNICIPAL SECURITIES

    Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

- Wish to add to their personal investment portfolios a fund that invests primarily in municipal securities and seeks to maintain an average portfolio life of intermediate term.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past six calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR CHART

                                                                             ANNUAL RETURN
                                                                             -------------
'1993'                                                                            7.75
'1994'                                                                           (3.32)
'1995'                                                                           15.31
'1996'                                                                            4.27
'1997'                                                                            8.08
'1998'                                                                            5.97


     *The return for 1993 is for the period from May 28, 1993 (commencement of investment operations) to December 31, 1993.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended March 31, 1995) and the lowest quarterly return was -4.02% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charges, are shown for the one- and five-year periods ended December 31, 1998 and the period from inception of each class of shares to December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                         Past
         for the                          10 Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund
 .......................................................
    Class A Shares      2.56%    5.20%     6.03%(1)
 .......................................................
    Class B Shares      2.16%    5.13%     5.89%(1)
 .......................................................
    Class C Shares      4.16%    5.15%     4.93%(2)
 .......................................................
    Lehman Brothers
    Municipal Bond
    Index               6.48%    6.22%        8.22%
 .......................................................



 Inception dates: (1) 5/28/93, (2) 10/28/93.



The current yield for the thirty-day period ended September 30, 1998 is 3.69% for Class A Shares, 3.10% for Class B Shares and 3.06% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                                       -

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)


                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        3.25%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-3.00%  Year 1-1.00%
                                Year 2-2.50%   After-None
                                Year 3-2.00%
                                Year 4-1.00%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................

(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."


                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.50%        0.50%        0.50%
 ..............................................................
Distribution and/or      0.25%        1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses           0.55%        0.56%        0.56%
 ..............................................................
Total Annual Fund        1.30%        2.06%        2.06%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $453       $724      $1,016      $1,844
 ......................................................................
Class B Shares             $509       $846      $1,109      $2,197*
 ......................................................................
Class C Shares             $257       $487       $ 841      $1,837
 ......................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $453       $724      $1,016      $1,844
 ......................................................................
Class B Shares             $209       $646      $1,109      $2,197*
 ......................................................................
Class C Shares             $157       $487       $ 841      $1,837
 ......................................................................

* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.



Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 65% of the Fund's total assets in municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short term securities. Under normal market conditions, the remainder of the Fund's total assets may consist of municipal securities rated below investment grade or comparably rated short term securities and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Securities below investment grade are considered speculative by recognized rating agencies with respect to the issuers' continuing ability to pay interest and principal. For a description of securities ratings, see the Appendix. The Fund may invest a substantial portion of its assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.



Under normal market conditions, the Fund's management seeks to maintain the dollar-weighted average life of the portfolio between three and ten years. The Fund has no limitations as to the expected life or stated maturity of individual municipal securities in which the Fund may invest. Generally, a portfolio of municipal securities having intermediate dollar-weighted average life tends to produce a higher level of income than a portfolio of municipal securities having a shorter dollar-weighted average life and has less net asset value volatility than a portfolio of municipal securities having a longer dollar-weighted average life, although such differences cannot be assured. In addition, market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives. Based on the foregoing, the Fund's investment adviser believes that under current market conditions the yield and price characteristics of a municipal securities portfolio with a dollar-weighted average maturity of three to ten years generally offer an attractive balance between income and interest rate risk. In certain market conditions, however, such a portfolio may be less attractive because of differences in yield between municipal securities of different maturities due to supply and demand forces, monetary and tax policies and investor expectations. In the event of sustained market conditions that make it less desirable to maintain a dollar-weighted average portfolio life of three to ten years, the Board of Trustees of the Fund, in consultation with the Fund's investment adviser, may change the investment policy of the Fund with respect to the dollar-weighted average life of the portfolio.



The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax.



The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having

                                       -
similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.



Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. Under normal market conditions, the Fund's management seeks to maintain a dollar-weighted average life of the portfolio between three and ten years. The Fund has no limitation as to the expected life or started maturity of individual municipal securities in which it may invest. As previously discussed, the Fund may adjust the average life of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher grade securities. See "Lower Grade Municipal Securities" below.

                                       -

The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no fundamental policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                        LOWER GRADE MUNICIPAL SECURITIES

Under normal market conditions, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade or comparably rated short term securities and in unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds". Generally, lower grade securities provide higher yields than higher grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower grade municipal securities before making an investment in the Fund.


The higher yield on such securities held by the Fund reflects the greater credit risk that the financial condition of the issuer or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. Lower grade securities are considered speculative by the rating agencies with respect to the capacity of the issuer to make interest and principal payments and are more susceptible to nonpayment or default than higher grade securities. An economic downturn or increase in interest rates could severely impact the ability of such issuers to pay principal and interest or obtain other financing. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the

                                       -
market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Credit ratings are also subject to a risk that the rating agencies may fail to change such ratings to reflect subsequent events in a timely fashion. See the Appendix for a description of security ratings.


The values of all debt securities fluctuate in response to changes in interest rates, but lower grade securities generally are subject to more market risk and volatility than higher grade securities. Lower grade securities tend to react to short-term issuer or economic developments to a greater extent than higher grade securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. Yields on the Fund's portfolio securities can be expected to fluctuate over time. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade municipal securities compared to higher grade securities. In addition, changes in credit risks, changes in interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the Fund's lower grade municipal securities and thus in the net asset value of the Fund. Lower grade securities may be more susceptible to real or perceived adverse economic conditions than higher grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower grade securities because the advent of a recession could lessen the ability of a such issuer to make principal and interest payments on its securities or obtain additional financing when necessary. In addition, recent and proposed legislation may have an adverse impact on the market prices or liquidity for lower grade municipal securities.


The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower grade securities may be less liquid than the markets for higher grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower grade debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower grade debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding bonds or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower grade municipal securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio

                                       -
securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

The Fund's investment adviser seeks to minimize the risks involved in investing in lower grade municipal securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial strength, its sensitivity to economic conditions and trends, its revenues or earnings potential, its operating history and management skills. Municipal securities generally are not listed for trading on any national securities exchange, and many issuers of lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Thus, investment results of the Fund's lower grade securities may be more dependent upon the investment adviser's credit analysis, judgment and experience than a fund investing solely in higher grade securities.
Certain of the lower grade municipal securities in which the Fund may invest may be, subsequent to the Fund's investment in such securities, downgraded or have their rating withdrawn by Moody's or S&P or may be deemed by the Fund's investment adviser to be of a lower quality as a result of impairment of the creditworthiness of the issuer of such securities or of the project the revenues from which are the source of payment of interest and repayment of principal with respect to such securities. The Fund may, if deemed appropriate by the Fund's investment adviser, retain a security whose rating has been downgraded or whose rating has been withdrawn. In such instances, the secondary market for such municipal securities may become less liquid, with the possibility that more than 15% of the Fund's net assets would be invested in securities which are not readily marketable. In such event, the Fund will take reasonable and appropriate steps to reduce the percentage of the Fund's portfolio represented by securities that are not readily marketable to less than 15% of the Fund's net assets as soon as is reasonably practicable.

The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended September 30, 1998 in the various S&P's and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1998 fiscal period computed on a monthly basis.


                                           Period Ended
                                        September 30, 1998
                             -----------------------------------------
                                                         Unrated
                                                      Securities of
                              Rated Securities     Comparable Quality
            Rating           (as a Percentage of   (as a Percentage of
           Category           Portfolio Value)      Portfolio Value)
--------------------------------------------------------------------------
    AAA/Aaa                        35.55%                    0%
 ..........................................................................
    AA/Aa                           5.05%                    0%
 ..........................................................................
    A/A                             7.63%                    0%
 ..........................................................................
    BBB/Baa                        20.85%                 8.99%
 ..........................................................................
    BB/Ba                           3.16%                13.60%
 ..........................................................................
    B/B                                0%                 5.17%
 ..........................................................................
    CCC/Caa                            0%                    0%
 ..........................................................................
    CC/Ca                              0%                    0%
 ..........................................................................
    C/C                                0%                    0%
 ..........................................................................
    D                                  0%                    0%
 ..........................................................................
    Percentage of Rated and
    Unrated Securities             72.24%                27.76%
 ..........................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those set forth above.


                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from

                                       -
securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of

                                       -

Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory

                                       -

Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                   0.50%
 .....................................................
    Over $500 million                    0.45%
 .....................................................


Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.50% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Timothy D. Haney, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1997. Mr. Haney has been employed by the Adviser since August 1988.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except

                                       -
on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500

                                       -
generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.

Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:
                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $25,000            3.25%        3.36%
 ..........................................................
    $25,000 but less than
    $250,000                     2.75%        2.83%
 ..........................................................
    $250,000 but less than
    $500,000                     1.75%        1.78%
 ..........................................................
    $500,000 but less than
    $1,000,000                   1.50%        1.52%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within four years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.50%
 ................................................
    Third                       2.00%
 ................................................
    Fourth                      1.00%
 ................................................
    Fifth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

                                       -

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the

                                       -
initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

                                       -

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


1. Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

2. Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

3. Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

4. Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


5. Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.


6. Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

7. Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

8. Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b)

                                       -
   of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


9. Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
   1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may

                                       -
involve additional fees charged by the dealer or custodian.


Except as specified below under "Telephone Redemption Requests" payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot

                                       -
reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

                                       -

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services

                                       -
or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be

                                       -
includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain

                                       -
required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income or less than and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                   Class A Shares
                                                                                                  May 28, 1993
                                         Nine Months                                              (Commencement
                                            Ended                                                 of Investment
                                        September 30,          Year Ended December 31,           Operations) to
                                            1998         1997      1996      1995      1994     December 31, 1993
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period.............................       $10.536      $10.213   $10.264   $ 9.330   $10.145        $ 9.700
                                           -------      -------   -------   -------   -------        -------
 Net Investment Income..............            .358       .480      .455      .508      .489           .278
 Net Realized and Unrealized
   Gain/Loss........................          .199         .317     (.032)     .900     (.815)          .462
                                           -------      -------   -------   -------   -------        -------

Total from Investment Operations....          .557         .797      .423     1.408     (.326)          .740

Less:

Distributions from Net Investment
 Income.............................          .365         .474      .474      .474      .489           .273

Distributions from Net Realized
 Gain...............................           -0-          -0-       -0-       -0-       -0-             .022
                                           -------      -------   -------   -------   -------        -------

Total Distributions.................          .365         .474      .474      .474      .489           .295

Net Asset Value, End of the
 Period.............................       $10.728      $10.536   $10.213   $10.264   $ 9.330        $10.145
                                           =======      =======   =======   =======   =======        =======

Total Return*(a)....................         5.36%**      8.08%     4.27%    15.31%    (3.32%)         7.75%**
Net Assets at End of the Period (In
 millions)..........................       $  20.6      $  12.9   $  12.5   $  15.6   $  15.7        $  14.0
Ratio of Expenses to Average Net
 Assets*............................         1.30%        1.52%     1.56%     1.00%      .67%             .14%
Ratio of Net Investment Income to
 Average Net Assets*................         4.61%        4.67%     4.45%     5.10%     5.07%          4.78%
Portfolio Turnover..................           15%**        37%       45%       75%      274%              86%**
*If certain expenses had not been
 reimbursed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
 Assets.............................           n/a        1.67%     1.74%     1.61%     1.75%            2.21%
Ratio of Net Investment Income to
 Average Net Assets.................           n/a        4.52%     4.27%     4.49%     3.99%            2.70%

                                                                 Class B Shares
                                                                                                May 28, 1993
                                       Nine Months                                              (Commencement
                                          Ended                                                 of Investment
                                      September 30,          Year Ended December 31,           Operations) to
                                          1998         1997      1996      1995      1994     December 31, 1993
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period.............................     $10.526      $10.209   $10.263   $ 9.319   $10.137        $ 9.700
                                         -------      -------   -------   -------   -------        -------
 Net Investment Income..............        .308         .402      .375      .430      .417           .233
 Net Realized and Unrealized
   Gain/Loss........................        .191         .317     (.027)     .916     (.818)          .460
                                         -------      -------   -------   -------   -------        -------
Total from Investment Operations....        .499         .719      .348     1.346     (.401)          .693
Less:
Distributions from Net Investment
 Income.............................        .311         .402      .402      .402      .417           .234
Distributions from Net Realized
 Gain...............................           -0-        -0-       -0-       -0-       -0-             .022
                                         -------      -------   -------   -------   -------        -------
Total Distributions.................        .311         .402      .402      .402      .417           .256
Net Asset Value, End of the
 Period.............................     $10.714      $10.526   $10.209   $10.263   $ 9.319        $10.137
                                         =======      =======   =======   =======   =======        =======
Total Return*(a)....................       4.74%**      7.23%     3.54%    14.62%    (4.04%)         7.23%**
Net Assets at End of the Period (In
 millions)..........................     $  15.2      $  16.4   $  16.4   $  17.5   $  17.7        $  13.9
Ratio of Expenses to Average Net
 Assets*............................         2.06%      2.28%     2.32%     1.75%     1.43%             .92%
Ratio of Net Investment Income to
 Average Net Assets*................       3.90%        3.91%     3.69%     4.33%     4.30%          3.95%
Portfolio Turnover..................           15%**      37%       45%       75%      274%              86%**
*If certain expenses had not been
 reimbursed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
 Assets.............................           n/a      2.42%     2.50%     2.36%     2.50%            2.98%
Ratio of Net Investment Income to
 Average Net Assets.................           n/a      3.77%     3.51%     3.72%     3.24%            1.89%

                                                                 Class C Shares
                                                                                              October 28, 1993
                                       Nine Months                                              (Commencement
                                          Ended                                               of Distribution)
                                      September 30,          Year Ended December 31,                 to
                                          1998         1997      1996      1995      1994     December 31, 1993
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period.............................     $10.525      $10.206   $10.260   $ 9.314   $10.134        $10.250
                                         -------      -------   -------   -------   -------        -------
 Net Investment Income..............        .308         .402      .374      .430      .419           .091
 Net Realized and Unrealized
   Gain/Loss........................        .190         .319     (.026)     .918     (.822)         (.098)
                                         -------      -------   -------   -------   -------        -------
Total from Investment Operations....        .498         .721      .348     1.348     (.403)         (.007)
Less:
Distributions from Net Investment
 Income.............................        .311         .402      .402      .402      .417           .087
Distributions from Net Realized
 Gain...............................           -0-        -0-       -0-       -0-       -0-             .022
                                         -------      -------   -------   -------   -------        -------
Total Distributions.................        .311         .402      .402      .402      .417           .109
Net Asset Value, End of the
 Period.............................     $10.712      $10.525   $10.206   $10.260   $ 9,314        $10.134
                                         =======      =======   =======   =======   =======        =======
Total Return*(a)....................       4.74%**      7.23%     3.54%    14.74%    (4.04%)         (.10%)**
Net Assets at End of the Period (In
 millions)..........................     $   3.3      $   3.1   $   5.8   $   4.9   $   4.7        $    .3
Ratio of Expenses to Average Net
 Assets*............................         2.06%      2.29%     2.32%     1.74%     1.43%             .97%
Ratio of Net Investment Income to
 Average Net Assets*................       3.89%        3.88%     3.70%     4.36%     4.34%          4.05%
Portfolio Turnover..................           15%**      37%       45%       75%      274%              86%**
*If certain expenses had not been
 reimbursed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
 Assets.............................           n/a      2.43%     2.50%     2.34%     2.46%            2.97%
Ratio of Net Investment Income to
 Average Net Assets.................           n/a      3.74%     3.52%     3.75%     3.31%            2.06%


** Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.
n/a - not applicable

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation:



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                       LONG-TERM DEBT -- INVESTMENT GRADE


AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

                                       -

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



                               2. MUNICIPAL NOTES


A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



The following criteria will be used in making that assessment.



-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



Note rating symbols are as follows:



SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                              3. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on

                                       -
favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



                           4. TAX-EXEMPT DUAL RATINGS


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as

                                       -
having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                           2. SHORT-TERM EXEMPT NOTES


Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



                         3. TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.

                                       -

-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                                       -

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

            Attn: Van Kampen Intermediate Term Municipal Income Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

            Attn: Van Kampen Intermediate Term Municipal Income Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive


                               Chicago, IL 60601

                                  VAN  KAMPEN

                               INTERMEDIATE  TERM
                            MUNICIPAL  INCOME  FUND


                                   PROSPECTUS


                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

                                             Investment Company Act File No.
811-4386.
                                                                    INF PRO 1/99

                                  VAN  KAMPEN
                    FLORIDA  INSURED  TAX  FREE INCOME  FUND


                 Van Kampen Florida Insured Tax Free Income
                 Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for tax purposes. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of both principal and interest by a top-rated private insurance company.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  JANUARY 28, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................  13
Purchase of Shares.................................  14
Redemption of Shares...............................  19
Distributions from the Fund........................  21
Shareholder Services...............................  21
Florida Taxation...................................  23
Federal Income Taxation............................  24
Financial Highlights...............................  26


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for tax purposes. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 80% of the Fund's total assets in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of both principal and interest by a top-rated private insurance company. Under normal market conditions, up to 20% of the Fund's total assets may consist of uninsured Florida municipal securities rated "investment grade" at the time of purchase by a nationally recognized statistical rating organization. Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS
Because of the following risks, you could lose money on your investment in the Fund over the short or long term:
MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund expects to own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.
Generally, the Fund's municipal securities are insured as to timely payment of both principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in insured municipal securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in insured municipal securities. The yields of


                     UNDERSTANDING MUNICIPAL SECURITIES


Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.


- Are in a high federal income tax bracket.

- Are subject to Florida intangible personal property tax.


- Wish to add to their personal investment portfolios a fund that invests primarily in insured Florida municipal securities.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1994'                                                                           -1.47
'1995'                                                                           16.29
'1996'                                                                            4.37
'1997'                                                                            8.72
'1998'                                                                            6.61


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return was 6.75% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.37% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charges, are shown for the one-year period ended December 31, 1998 and the period from the inception date for each class of shares to December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



          Average Annual
          Total Returns                     Past 10
             for the                         Years
          Periods Ended         Past 1     or Since
        December 31, 1998        Year      Inception
-----------------------------------------------------
    Van Kampen Florida Insured
    Tax Free Income Fund
 .....................................................
    Class A Shares              1.52 %     6.49%(1)
 .....................................................
    Class B Shares              1.84 %     6.60%(1)
 .....................................................
    Class C Shares              4.70 %     6.89%(1)
 .....................................................
    Lehman Brothers Municipal
    Bond Index                  6.48 %      8.22%
 .....................................................



 Inception date: (1) 7/29/94.



The current yield for the thirty-day period ended September 30, 1998 is 4.19% for Class A Shares, 3.63% for Class B Shares and 3.64% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-3.75%   After-None
                                Year 3-3.50%
                                Year 4-2.50%
                                Year 5-1.50%
                                Year 6-1.00%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES


                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)       0.50%        0.50%        0.50%
 ..............................................................
Distribution and/or      0.25%        1.00%(3)     1.00%(3)
Service (12b-1)
Fees(2)
 ..............................................................
Other Expenses(1)        0.55%        0.55%        0.53%
 ..............................................................
Total Annual Fund        1.30%        2.05%        2.03%
Operating Expenses(1)
 ..............................................................

(1) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's Management Fees and Other Expenses such that actual Total Annual Fund Operating Expenses for the fiscal period ended September 30, 1998 were 0.60%, 1.35% and 1.32% for Class A Shares, Class B Shares and Class C Shares, respectively.

(2) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $601       $868      $1,154      $1,968
 ......................................................................
Class B Shares             $608       $993      $1,253      $2,187*
 ......................................................................
Class C Shares             $306       $637      $1,093      $2,358
 ......................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $601       $868      $1,154      $1,968
 ......................................................................
Class B Shares             $208       $643      $1,103      $2,187*
 ......................................................................
Class C Shares             $206       $637      $1,093      $2,358
 ......................................................................

* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for tax purposes. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 80% of the Fund's total assets in Florida municipal securities that are insured at the time of purchase as to timely payment of both principal and interest by an entity whose claims-paying ability is rated AAA by Standard and

Poor's ("S&P"), or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, up to 20% of the Fund's total assets may consist of uninsured Florida municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short term securities. Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to the alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.

The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and Florida intangible personal property taxes and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding Florida municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES
Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Florida municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Florida municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

                                       -

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to invest primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when it believes market conditions warrant such investments.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Although the Fund invests primarily in municipal securities that are insured at the time of purchase as to timely payment of both principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.


                          INSURED MUNICIPAL SECURITIES


The Fund invests primarily in a portfolio of municipal securities that are insured at the time of investment as to timely payment of both principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING

                          FLORIDA MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of Florida municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.


The following information is a summary of a more detailed description of certain factors affecting Florida municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific Florida municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.


Florida's economic outlook is projected generally to reflect the national economic outlook and is expected to experience steady if unspectacular growth over the next couple of years. Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the state's unemployment rate has again been below or about the same as the nation's. The unemployment rate for Florida in 1997 was 4.8% while the national rate in 1997 was 4.9%. Florida's unemployment rate is expected to be 4.5% for fiscal year 1998-99 and 4.7% for fiscal year 1999-00. For the State's fiscal year ended June 30, 1997, receipts from the sales and use tax, the greatest single source of tax revenue to the State of Florida, were $12,089 million, an increase of 5.5% from fiscal year 1995-96.


Tourism is one of Florida's most important industries. Approximately 47 million people visited the State in 1997. By the end of fiscal year 1998-99, 49.7 million domestic and international tourists are expected to have visited the state. In 1999-2000, tourist arrivals should approximate 50.6 million.

County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

                                       -

Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting future state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning Florida municipal securities and the State of Florida is included in the Statement of Additional Information.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in

                                       -
connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term Florida municipal obligations. If such municipal obligations are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality, municipal securities of issuers other than issuers of Florida municipal securities. Furthermore, if such high-quality securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or

                                       -
issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                   0.50%
 .....................................................
    Over $500 million                    0.45%
 .....................................................


Applying this fee schedule absent advisory fee waivers, the Fund would have paid the Adviser an advisory fee at the effective rate of 0.50% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. Thomas M. Byron, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1997. Prior to January 1997, Mr. Byron was manager of the Unit Investment Trust Purchasing Desk and assumed buying responsibilities for all national tax-free and taxable unit trusts for the Adviser since April 1994. Prior to April 1994, Mr. Byron was responsible for buying the state unit investment trusts for the Adviser. Mr. Byron has been employed by the Adviser since 1981.

                               PURCHASE OF SHARES


                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares.

To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the

                                       -

Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                          Sales Charge as a
                            Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                   4.00%
 ................................................
    Second                  3.75%
 ................................................
    Third                   3.50%
 ................................................
    Fourth                  2.50%
 ................................................
    Fifth                   1.50%
 ................................................
    Sixth                   1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per

                                       -
year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds,

                                       -
although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges.



(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the

                                       -
    group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing

                                       -
agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to

                                       -
purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A

                                       -
shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

                                       -

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                FLORIDA TAXATION

The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., special counsel to the Fund for Florida tax matters.

Under existing Florida law, shares of the Fund will not be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, the Fund's portfolio consisted solely of (1) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (FOR THIS PURPOSE, OBLIGATIONS ISSUED BY A NONPROFIT CORPORATION FORMED UNDER THE GENERAL NONPROFIT CORPORATION LAW OF A STATE ARE NOT EXEMPT FROM THE FLORIDA INTANGIBLE PERSONAL PROPERTY TAX EVEN IF THEY ARE CONSIDERED FOR FEDERAL INCOME TAX PURPOSES TO BE OBLIGATIONS ISSUED "ON BEHALF OF" A GOVERNMENTAL UNIT THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.) Shares of the Fund will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, the Fund's portfolio consists of any asset that is not exempt from the Florida intangible property tax.

The State of Florida and its political subdivisions do not impose income taxes on individuals, and therefore individual shareholders of the Fund will not be subject to a Florida income tax on distributions from the Fund or on gain from the sale or other disposition of shares of the Fund.

Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Fund and on gain from the sale or other disposition of shares of the Fund to the extent such income or gain is allocated or

                                       -
apportioned to Florida. Accordingly, investment in shares of the Fund may not be appropriate for such corporations.

The transfer of shares of the Fund will not be subject to the Florida documentary stamp tax. Shares of the Fund will be included in assets subject to Florida estate tax.

Under current Florida tax law, the Florida intangible personal property tax rate is $2.00 per $1,000 of taxable intangible property. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Fund are not exempt from taxation in such other state.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                            FEDERAL INCOME TAXATION

The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois).

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alter-native minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such

                                       -
holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.



The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income or less than and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                         Class A Shares                                  Class B Shares
                                                                                 July 29, 1994
                                                                                 (Commencement
                                                                                 of Investment                        Year
                                    Nine Months                                   Operations)         Nine Months     Ended
                                       Ended                                          to                 Ended       December
                                   September 30,     Year Ended December 31,     December 31,        September 30,   31,
                                       1998         1997      1996      1995         1994                1998         1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period..........................     $15.550      $15.060   $15.203   $13.796      $14.300             $15.554      $15.064
                                      -------      -------   -------   -------      -------             -------      -------
 Net Investment Income...........        .564         .766      .784      .789         .291                .478         .650
 Net Realized and Unrealized
   Gain/Loss.....................        .388         .508     (.153)    1.416        (.507)               .388         .510
                                      -------      -------   -------   -------      -------             -------      -------

Total from Investment
 Operations......................        .952        1.274      .631     2.205        (.216)               .866        1.160

Less:
 Distributions from and in Excess
   of Net Investment Income......        .581         .774      .774      .798         .288                .495         .660
 Distributions from Net Realized
   Gain..........................           -0-    .010          -0-       -0-            -0-                 -0-       .010
                                      -------      -------   -------   -------      -------             -------      -------
Total Distributions..............        .581         .784      .774      .798         .288                .495         .670
                                      -------      -------   -------   -------      -------             -------      -------

Net Asset Value, End of the
 Period..........................     $15.921      $15.550   $15.060   $15.203      $13.796             $15.925      $15.554
                                      =======      =======   =======   =======      =======             =======      =======

Total Return*(a).................       6.26%**      8.72%     4.37%    16.29%       (1.47%)**            5.74%**      7.91%
Net Assets at End of the Period
 (In millions)...................   $27.1            $29.3     $22.2     $16.2           $9.0               $23.6      $22.5
Ratio of Expenses to Average Net
 Assets*.........................        .60%         .59%      .28%      .44%         .49%                  1.35%       1.33%
Ratio of Net Investment Income to
 Average Net Assets*.............       4.85%        5.05%     5.31%     5.33%        5.13%               4.09%        4.30%
Portfolio Turnover...............     50%    **        48%       73%       41%            19%**               50%**      48%

* If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net
 Assets..........................   1.30%            1.29%     1.47%     1.70%          1.99%               2.05%      2.03%
Ratio of Net Investment Income to
 Average Net Assets..............   4.15%            4.35%     4.13%     4.07%          3.64%               3.39%      3.60%

                                            Class B Shares
                                                       July 29, 1994
                                                       (Commencement
                                                       of Investment
                                                        Operations)
                                                            to
                                                       December 31,
                                    1996      1995         1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period..........................  $15.201   $13.792      $14.300
                                   -------   -------      -------
 Net Investment Income...........     .677      .685         .251
 Net Realized and Unrealized
   Gain/Loss.....................    (.154)    1.415        (.509)
                                   -------   -------      -------
Total from Investment
 Operations......................     .523     2.100        (.258)
Less:
 Distributions from and in Excess
   of Net Investment Income......     .660      .691         .250
 Distributions from Net Realized
   Gain..........................      -0-       -0-            -0-
                                   -------   -------      -------
Total Distributions..............     .660      .691         .250
                                   -------   -------      -------
Net Asset Value, End of the
 Period..........................  $15.064   $15.201      $13.792
                                   =======   =======      =======
Total Return*(a).................    3.58%    15.53%       (1.81%)**
Net Assets at End of the Period
 (In millions)...................    $18.9     $16.9          $10.9
Ratio of Expenses to Average Net
 Assets*.........................    1.03%     1.12%           1.26%
Ratio of Net Investment Income to
 Average Net Assets*.............    4.56%     4.66%        4.31%
Portfolio Turnover...............      73%       41%            19%**
* If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net
 Assets..........................    2.22%     2.38%          2.75%
Ratio of Net Investment Income to
 Average Net Assets..............    3.38%     3.40%          2.81%

                                                          Class C Shares
                                                                                  July 29, 1994
                                                                                  (Commencement
                                                                                  of Investment
                                    Nine Months                                    Operations)
                                       Ended                                           to
                                   September 30,     Year Ended December 31,      December 31,
                                       1998          1997      1996      1995         1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period..........................     $15.581       $15.081   $15.213   $13.786      $14.300
                                     --------      --------   -------   -------      -------
 Net Investment Income...........        .483          .666      .668      .690         .249
 Net Realized and Unrealized
   Gain/Loss.....................        .372          .504     (.140)    1.428        (.513)
                                     --------      --------   -------   -------      -------
Total from Investment
 Operations......................        .855         1.170      .528     2.118        (.264)
Less:
 Distributions from and in Excess
   of Net Investment Income......        .495          .660      .660      .691         .250
 Distributions from Net Realized
   Gain..........................           -0-        .010       -0-       -0-            -0-
                                     --------      --------   -------   -------      -------
Total Distributions..............        .495          .670      .660      .691         .250
                                     --------      --------   -------   -------      -------
Net Asset Value, End of the
 Period..........................     $15.941       $15.581   $15.081   $15.213      $13.786
                                     ========      ========   =======   =======      =======
Total Return*(a).................       5.60%**       7.97%     3.65%    15.61%       (1.81%)**
Net Assets at End of the Period
 (In millions)...................      $1,622.4    $1,195.1    $849.2    $461.8          $11.4
Ratio of Expenses to Average Net
 Assets*.........................           1.32%     1.37%     1.03%     1.13%           1.26%
Ratio of Net Investment Income to
 Average Net Assets*.............       4.08%         4.38%     4.56%     4.51%        4.28%
Portfolio Turnover...............           50%**       48%       73%       41%            19%**
* If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net
 Assets..........................         2.03%       2.06%     2.22%     2.39%          2.74%
Ratio of Net Investment Income to
 Average Net Assets..............         3.38%       3.68%     3.38%     3.25%          2.87%


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

             Attn: Van Kampen Florida Insured Tax Free Income Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

             Attn: Van Kampen Florida Insured Tax Free Income Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                  VAN  KAMPEN
                    FLORIDA  INSURED  TAX  FREE INCOME  FUND


                                   PROSPECTUS


                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                             Investment Company Act File No.
811-4386.
                                                                    FLI PRO 1/99

                                  VAN  KAMPEN
                              NEW  YORK  TAX  FREE
                                  INCOME  FUND


                 Van Kampen New York Tax Free Income Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for tax purposes. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  JANUARY 28, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective and Policies..................   7
Investment Advisory Services.......................  15
Purchase of Shares.................................  16
Redemption of Shares...............................  22
Distributions from the Fund........................  24
Shareholder Services...............................  24
New York Taxation..................................  26
Federal Income Taxation............................  26
Financial Highlights...............................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for tax purposes. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 80% of the Fund's total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and comparably rated short term securities. Under normal market conditions, up to 20% of the Fund's total assets may consist of New York municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or comparably rated short term securities and unrated New York municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings). Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate related transactions) for various risk management and hedging purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS
Because of the following risks, you could lose money on your investment in the Fund over the short or long term:
MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund expects to own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities and the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's


                               UNDERSTANDING
                              QUALITY RATINGS

Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the Fund's Statement of Additional Information.

     Moody's      S&P      Meaning
------------------------------------------------------
         Aaa      AAA      Highest quality
 ......................................................
          Aa      AA       High quality
 ......................................................
           A      A        Above-average quality
 ......................................................
         Baa      BBB      Average quality
------------------------------------------------------
          Ba      BB       Below-average quality
 ......................................................
           B      B        Marginal quality
 ......................................................
         Caa      CCC      Poor quality
 ......................................................
          Ca      CC       Highly speculative
 ......................................................
           C      C        Lowest quality
 ......................................................
          --      D        In default
 ......................................................

continuing ability to pay interest and principal. The credit risks and market prices of lower-grade securities are more sensitive to negative issuer developments, such as a decline in revenues or increase in expenditures, or adverse economic conditions, such as a recession, than are the prices of higher grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek current income.



- Are in a high federal income tax bracket.



- Are subject to New York State or New York City income taxes.


                                 UNDERSTANDING
                              MUNICIPAL SECURITIES

    Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

- Wish to add to their personal investment portfolio a fund that invests primarily in New York municipal securities.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


'1994'                                                                           -2.93%
'1995'                                                                           17.33%
'1996'                                                                            5.14%
'1997'                                                                           10.92%
'1998'                                                                            7.50%


     *The return for 1994 is for the period from July 29, 1994 (commencement of investment operations) to December 31, 1994.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return was 7.67% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.08% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charge, are shown for the one-year period ended December 31, 1998 and the period from the inception date for each class of shares to December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns               Past
         for the                10 Years
      Periods Ended     Past    or Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen New
    York Tax Free
    Income Fund
 .............................................
    Class A Shares      2.42%    7.20%(1)
 .............................................
    Class B Shares      2.71%    7.32%(1)
 .............................................
    Class C Shares      5.71%    7.59%(1)
 .............................................
    Lehman Brothers
    Municipal Bond
    Index               6.48%    8.22%
 .............................................



 Inception date: (1) 7/29/94.



The current yield for the thirty-day period ended September 30, 1998 is 4.71% for Class A Shares, 4.19% for Class B Shares and 4.20% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-3.75%   After-None
                                Year 3-3.50%
                                Year 4-2.50%
                                Year 5-1.50%
                                Year 6-1.00%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


                                  ANNUAL FUND

                               OPERATING EXPENSES


                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)       0.60%        0.60%        0.60%
 ..............................................................
Distribution and/or      0.25%        1.00%(3)     1.00%(3)
Service (12b-1)
Fees(2)
 ..............................................................
Other Expenses(1)        0.58%        0.59%        0.58%
 ..............................................................
Total Annual Fund        1.43%        2.19%        2.18%
Operating Expenses(1)
 ..............................................................

(1) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's Management Fees and Other Expenses such that actual Total Annual Fund Operating Expenses for the fiscal period ended September 30, 1998 were 0.39%, 1.14% and 1.14% for Class A Shares, Class B Shares and Class C Shares, respectively.

(2) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $614       $ 906      $1,219      $2,107
 .......................................................................
Class B Shares             $622      $1,035      $1,325      $2,331*
 .......................................................................
Class C Shares             $321       $ 682      $1,169      $2,513
 .......................................................................

                                       -

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $614       $906      $1,219      $2,107
 ......................................................................
Class B Shares             $222       $685      $1,175      $2,331*
 ......................................................................
Class C Shares             $221       $682      $1,169      $2,513
 ......................................................................

* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for tax purposes. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.



Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 80% of the Fund's total assets in New York municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short term securities. Under normal market conditions, up to 20% of the Fund's total assets may consist of New York municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or comparably rated short term securities and unrated New York municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the Fund's Statement of Additional Information. Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.


The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal, New York State and New York City income taxes and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding New York municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES
Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. New York municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in New York municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, up to 20% of the Fund's total assets may be invested in municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may

                                       -
include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities and therefore the Fund generally expects to invest primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when it believes market conditions warrant such investments.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher grade securities. See "Lower Grade Municipal Securities" below.


The Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that

                                       -
the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                        LOWER GRADE MUNICIPAL SECURITIES

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated below investment grade (but not lower than B- by S&P or B3 by Moody's) or comparably rated short term securities and in unrated New York municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds". Generally, lower grade securities provide higher yields than higher grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower grade municipal securities before making an investment in the Fund.



The higher yield on such securities held by the Fund reflects the greater credit risk that the financial condition of the issuer or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. Lower grade securities are considered speculative by the rating agencies with respect to the capacity of the issuer to make interest and principal payments and are more susceptible to nonpayment or default than higher grade securities. An economic downturn or increase in interest rates could severely impact the ability of such issuers to pay principal and interest or obtain other financing. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Credit ratings are also subject to a risk that the rating agencies may fail to change such ratings to reflect subsequent events in a timely fashion. See the Statement of Additional Information for a description of security ratings.



The values of all debt securities fluctuate in response to changes in interest rates, but lower grade securities generally are subject to more market risk and volatility than higher grade securities. Lower grade securities tend to react to short-term issuer or economic developments to a greater extent than higher grade securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. Yields on the Fund's portfolio securities can be expected to fluctuate over time. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade municipal securities compared to higher grade securities. In addition, changes in credit risks, changes in interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the Fund's lower grade municipal securities and thus in the net asset value of the Fund. Lower grade securities may be more susceptible to real or perceived adverse economic conditions than higher grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower grade securities because the advent of a recession could lessen the ability of a such issuer to make principal and interest payments on its securities or obtain additional financing when necessary. In addition, recent and proposed legislation may have an adverse impact on the market prices or liquidity for lower grade municipal securities.

                                       -

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower grade securities may be less liquid than the markets for higher grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower grade debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower grade debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding bonds or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower grade municipal securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

The Fund's investment adviser seeks to minimize the risks involved in investing in lower grade municipal securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial strength, its sensitivity to economic conditions and trends, its revenues or earnings potential, its operating history and management skills. Municipal securities generally are not listed for trading on any national securities exchange, and many issuers of lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Thus, investment results of the Fund's lower grade securities may be more dependent upon the investment adviser's credit analysis, judgment and experience than a fund investing solely in higher grade securities.

Certain of the lower grade municipal securities in which the Fund may invest may be, subsequent to the Fund's investment in such securities, downgraded or have their rating withdrawn by Moody's or S&P or may be deemed by the Fund's investment adviser to be of a lower quality as a result of impairment of the creditworthiness of the issuer of such securities or of the project the revenues from which are the source of payment of interest and repayment of principal with respect to such securities. The Fund may, if deemed

                                       -
appropriate by the Fund's investment adviser, retain a security whose rating has been downgraded or whose rating has been withdrawn. In such instances, the secondary market for such municipal securities may become less liquid, with the possibility that more than 15% of the Fund's net assets would be invested in securities which are not readily marketable. In such event, the Fund will take reasonable and appropriate steps to reduce the percentage of the Fund's portfolio represented by securities that are not readily marketable to less than 15% of the Fund's net assets as soon as is reasonably practicable.

The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended September 30, 1998 in the various S&P's and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1998 fiscal period computed on a monthly basis.

                               Period Ended September 30, 1998
                                              Unrated Securities of
                        Rated Securities       Comparable Quality
                       (As a Percentage of     (As a Percentage of
    Rating Category     Portfolio Value)        Portfolio Value)
-----------------------------------------------------------------------
    AAA/Aaa                   31.6%                      0%
 .......................................................................
    AA/Aa                      4.6%                      0%
 .......................................................................
    A/A                       11.8%                      0%
 .......................................................................
    BBB/Baa                   40.2%                    2.4%
 .......................................................................
    BB/Ba                        0%                    6.7%
 .......................................................................
    B/B                          0%                    2.7%
 .......................................................................
    CCC/Caa                      0%                      0%
 .......................................................................
    CC/Ca                        0%                      0%
 .......................................................................
    C/C                          0%                      0%
 .......................................................................
    D                            0%                      0%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities                88.2%                   11.8%
 .......................................................................

The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those set forth above.

                        SPECIAL CONSIDERATIONS REGARDING


                         NEW YORK MUNICIPAL SECURITIES



The Fund invests substantially all of its assets in a portfolio of New York municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income taxes. Because the Fund invests substantially all of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.



The following information is a summary of a more detailed description of certain factors affecting New York municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all New York municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.


Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal securities. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has

                                       -
contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

More detailed information concerning New York municipal securities and the State of New York is included in the Statement at Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                                       -

The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term New York municipal obligations. If such municipal obligations are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of New York municipal securities. Furthermore, if such high-quality securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may

                                       -
invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.60%
 ......................................................
    Over $500 million                        0.50%
 ......................................................


Applying this fee schedule, absent fee waivers the Fund would have paid the Adviser an advisory fee at the effective rate of 0.60% of the Fund's average net assets for the Fund's fiscal period ended September 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice President of the Adviser, supervises the Adviser's municipal securities practice and coordinates the Adviser's investment policy regarding such

                                       -
securities. Mr. Johnson has been employed by the Adviser since April 1989. Dennis S. Pietrzak, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since August 1995. Mr. Pietrzak has been employed by the Adviser since August, 1995. Prior to joining the Adviser, Mr. Pietrzak was employed by Merrill Lynch where he was in charge of municipal underwriting and trading in Merrill Lynch's Midwest region.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value per share and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

                                       -

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

                                       -

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvest ment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                               QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the

                                       -
total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                            OTHER PURCHASE PROGRAMS



Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon

                                       -
written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.



(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to

                                       -
    acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange,

                                       -
registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to

                                       -
purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A

                                       -
shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the share holder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

                                       -

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                    NEW YORK
                                    TAXATION

The discussion under this heading applies only to shareholders of the Fund that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City income tax on distributions attributable to interest on New York municipal securities. Individual shareholders will be subject to New York State or New York City income tax on distributions attributable to other income of the Fund (including net capital gain), and gain on the sale of shares of the Fund. Corporations should note that all or a part of any distribution from the Fund, and gain on the sale of shares of the Fund, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.


Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals for taxable years beginning after 1996 is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.83%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Fund are not exempt from taxation in such other state.


                                 FEDERAL INCOME
                                    TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social

                                       -
security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percent age of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain

                                       -
required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income or less than and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                        Class A Shares
                                                                                July 29, 1994
                                                                                (Commencement
                                                                                of Investment
                                   Nine Months                                   Operations)
                                      Ended                                          to
                                  September 30,     Year Ended December 31,     December 31,
                                      1998         1997      1996      1995         1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period..............         $15.734      $14.992   $15.048   $13.579      $14,300
                                     -------      -------   -------   -------      -------
 Net Investment Income......            .596         .786      .816      .821         .302
 Net Realized and Unrealized
   Gain/Loss................            .509         .795     (.074)    1.476        (.722)
                                     -------      -------   -------   -------      -------

Total from Investment
 Operations.................           1.105        1.581      .742     2.297        (.420)
                                     -------      -------   -------   -------      -------

Less:
Distributions from and in
 Excess of Net Investment
 Income.....................            .599         .798      .798      .828         .301
Distributions from Net
 Realized Gain..............            .017         .041       -0-       -0-          -0-
                                     -------      -------   -------   -------      -------
Total Distributions.........            .616         .839      .798      .828         .301
                                     -------      -------   -------   -------      -------

Net Asset Value, End of the
 Period.....................         $16.223      $15.734   $14.992   $15.048      $13.579
                                     =======      =======   =======   =======      =======

Total Return*(a)............           7.11%**     10.92%     5.14%    17.33%       (2.93%)**
Net Assets at End of the
 Period (In millions).......           $25.0        $18.0      $7.7      $5.4         $2.9
Ratio of Expenses to Average
 Net Assets*................            .39%         .64%      .31%      .21%        $.26%
Ratio of Net Investment
 Income to Average Net
 Assets*....................           5.01%        5.16%     5.56%     5.63%        5.27%
Portfolio Turnover..........             53%**        60%      126%       51%          68%**
* If certain expenses had
 not been assumed by the
 Adviser, total return would
 have been lower and the
 ratios would have been as
 follows:
Ratio of Expenses to Average
 Net Assets.................            1.43%       1.47%     1.82%     2.10%         2.73%
Ratio of Net Investment
 Income to Average
 Net Assets.................           3.97%        4.33%     4.04%     3.74%        2.81%

                                                    Class B Shares
                                                                            July 29, 1994
                                                                            (Commencement
                                                                            of Investment
                               Nine Months                                   Operations)
                                  Ended                                          to
                              September 30,     Year Ended December 31,     December 31,
                                  1998         1997      1996      1995         1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period..............     $15.727      $14.992   $15.046   $13.578      $14,300
                                 -------      -------   -------   -------      -------
 Net Investment Income......        .509         .684      .704      .713         .263
 Net Realized and Unrealized
   Gain/Loss................        .507         .782     (.068)    1.476        (.722)
                                 -------      -------   -------   -------      -------
Total from Investment
 Operations.................       1.016        1.466      .636     2.189        (.459)
                                 -------      -------   -------   -------      -------
Less:
Distributions from and in
 Excess of Net Investment
 Income.....................        .518         .690      .690      .721         .263
Distributions from Net
 Realized Gain..............        .017         .041       -0-       -0-          -0-
                                 -------      -------   -------   -------      -------
Total Distributions.........        .535         .731      .690      .721         .263
                                 -------      -------   -------   -------      -------
Net Asset Value, End of the
 Period.....................     $16.208      $15.727   $14.992   $15.046      $13.578
                                 =======      =======   =======   =======      =======
Total Return*(a)............       6.58%**     10.07%     4.37%    16.47%       (3.20%)**
Net Assets at End of the
 Period (In millions).......       $19.0        $13.1     $10.1      $9.7         $8.1
Ratio of Expenses to Average
 Net Assets*................       1.14%        1.36%     1.07%      .93%         .96%
Ratio of Net Investment
 Income to Average Net
 Assets*....................       4.26%        4.49%     4.79%     4.93%        4.58%
Portfolio Turnover..........         53%**        60%      126%       51%          68%**
* If certain expenses had
 not been assumed by the
 Adviser, total return would
 have been lower and the
 ratios would have been as
 follows:
Ratio of Expenses to Average
 Net Assets.................        2.19%       2.18%     2.60%     2.82%         3.42%
Ratio of Net Investment
 Income to Average
 Net Assets.................       3.21%        3.67%     3.26%     3.04%        2.12%

                                                    Class C Shares
                                                                            July 29, 1994
                                                                            (Commencement
                                                                            of Investment
                               Nine Months                                   Operations)
                                  Ended                                          to
                              September 30,     Year Ended December 31,     December 31,
                                  1998         1997      1996      1995         1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period..............     $15.726      $14.992   $15.041   $13.579      $14,300
                                 -------      -------   -------   -------      -------
 Net Investment Income......        .515         .676      .701      .711         .267
 Net Realized and Unrealized
   Gain/Loss................        .498         .789     (.060)    1.472        (.725)
                                 -------      -------   -------   -------      -------
Total from Investment
 Operations.................       1.013        1.465      .641     2.183        (.458)
                                 -------      -------   -------   -------      -------
Less:
Distributions from and in
 Excess of Net Investment
 Income.....................        .518         .690      .690      .721         .263
Distributions from Net
 Realized Gain..............        .017         .041       -0-       -0-          -0-
                                 -------      -------   -------   -------      -------
Total Distributions.........        .535         .731      .690      .721         .263
                                 -------      -------   -------   -------      -------
Net Asset Value, End of the
 Period.....................     $16.204      $15.726   $14.992   $15.041      $13.579
                                 =======      =======   =======   =======      =======
Total Return*(a)............       6.51%**     10.07%     4.44%    16.39%       (3.20%)**
Net Assets at End of the
 Period (In millions).......        $3.1         $1.0       $.4       $.4          $.2
Ratio of Expenses to Average
 Net Assets*................       1.14%        1.41%     1.08%      .98%         .96%
Ratio of Net Investment
 Income to Average Net
 Assets*....................       4.22%        4.37%     4.78%     4.81%        4.58%
Portfolio Turnover..........         53%**        60%      126%       51%          68%**
* If certain expenses had
 not been assumed by the
 Adviser, total return would
 have been lower and the
 ratios would have been as
 follows:
Ratio of Expenses to Average
 Net Assets.................        2.18%       2.23%     2.61%     2.86%         3.42%
Ratio of Net Investment
 Income to Average
 Net Assets.................       3.17%        3.55%     3.25%     2.93%        2.12%


**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                   VAN KAMPEN INVESTMENT ADVISORY CORP. INC.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                 Attn: Van Kampen New York Tax Free Income Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                 Attn: Van Kampen New York Tax Free Income Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive


                               Chicago, IL 60601

                                  VAN  KAMPEN

                       NEW  YORK  TAX  FREE INCOME  FUND

                                   PROSPECTUS

                                JANUARY 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling
                 (800)341-2911 from 7:00 a.m. to 7:00 p.m.,
                 Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800)421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at
                 (800)SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

                                             Investment Company Act File No.
811-4386.
                                                                   NYTF PRO 1/99

                      STATEMENT OF ADDITIONAL INFORMATION

                      VAN KAMPEN TAX FREE HIGH INCOME FUND


     Van Kampen Tax Free High Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities.



     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objectives and Policies..........................   B-3
Investment Restrictions.....................................   B-12
Trustees and Officers.......................................   B-13
Investment Advisory and Other Services......................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charge ("CDSC-Class B and C").............................   B-30
Taxation....................................................   B-32
Fund Performance............................................   B-35
Other Information...........................................   B-38
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-18



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     AMOUNT OF
                                                    OWNERSHIP AT
                NAME AND ADDRESS                     JANUARY 4,         CLASS       PERCENTAGE
                   OF HOLDER                            1999          OF SHARES     OWNERSHIP
------------------------------------------------  ----------------   ------------   ----------
Merrill Lynch Pierce Fenner & Smith Inc.........    1,680,895.17             B         8.60%
 For the Sole Benefit of its Customers                875,836.54             C        19.36%
 Attn: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484



                       INVESTMENT OBJECTIVE AND POLICIES


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in


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"moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically

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would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of
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numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
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"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though
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the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option,

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an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

   1. Purchase any securities (other than tax exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." The deposit of initial or maintained margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the Securities and Exchange Commission and the Commodity Futures Trading Commission.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in equity interests in oil, gas or other mineral exploration of development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.


     As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        9,790                    2,652               60,000             125,200
Jack E. Nelson                          9,790                   18,385               60,000             125,200
Phillip B. Rooney                       9,790                    6,002               60,000             125,200
Dr. Fernando Sisto                      9,790                   68,615               60,000             125,200
Wayne W. Whalen                         9,790                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.50% on the first $500 million of average daily net assets and 0.45% on the average daily net assets over $500 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received $3,672,538, $4,318,581 and $3,953,376, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received approximately $208,400, $166,000 and $39,200, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received approximately $14,400, $22,700 and $27,100, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................   $2,721,240       $288,491
Fiscal Year Ended December 31, 1997.........................   $2,853,738       $312,163
Fiscal Year Ended December 31, 1996.........................   $3,152,458       $365,176


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     For shares sold prior to July 1, 1987, (the "Implementation Date"), the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the Implementation Date, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $8,107,749 and $68,351 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.90% and 0.10% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $1,270,325 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $1,863,579 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,406,450 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $457,129 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $365,251 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $238,711 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $126,540 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $415,330, $644,000 and $673,900, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal period September 30, 1998..........................  $234,816       --         --
  Fiscal year December 31, 1997.............................        --       --         --
  Fiscal year December 31, 1996.............................        --       --         --
Fiscal period September 30, 1998 Percentages:
  Commissions with affiliate to total commissions...........                 --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 --         --


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


     FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.


     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     GENERAL. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.
     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 3.33%, (ii) the five year period ended September 30, 1998 was 5.24% and (iii) the ten year period ended September 30, 1998 was 6.23%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.11%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.23%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1998 was 8.17%.



     The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 166.61%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 was 179.88%.


CLASS B SHARES


     The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 3.59%, (ii) the five year period ended September 30, 1998 was 5.19% and
(iii) the approximately five year, five month period of May 3, 1993 (commencement of investment operations of the Fund) through September 30, 1998 was 6.31%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.55%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.78%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1998 was 7.47%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 39.24%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 was 40.24%.


CLASS C SHARES


     The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 6.59%, (ii) the five year period ended September 30, 1998 was 5.39% and
(iii) the approximately five year, one month period from August 13, 1993 (the commencement of investment operations of the Fund) through September 30, 1998 was 5.92%.

     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.53%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.78%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1998 was 7.47%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 34.35%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 was 34.35%.


                               OTHER INFORMATION

     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Free High Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.
                                                                        KPMG LLP
Chicago, Illinois
November 5, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.1%
          ALABAMA  0.7%
$   250   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................    6.950%  01/01/20  $      130,000
  2,150   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp Ser
          A...........................................................    5.650   11/01/22       2,186,216
  1,395   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp Ser
          A...........................................................    5.600   11/01/16       1,430,255
  1,000   West Jefferson Cnty, AL Amusement & Pub Park Auth...........    7.500   12/01/08       1,078,300
  3,000   West Jefferson Cnty, AL Amusement & Pub Park Auth...........    8.000   12/01/26       3,245,910
                                                                                            --------------
                                                                                                 8,070,681
                                                                                            --------------
          ALASKA  0.2%
  2,250   Seward, AK Rev AK Sealife Cent Proj.........................    7.650   10/01/16       2,442,330
                                                                                            --------------
          ARIZONA  1.9%
  6,250   Chandler, AZ Indl Dev Auth Rev Chandler Finl Cent Proj Ser
          1986 (c) (g)................................................    7.125   12/01/16       5,312,329
  4,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev........    6.625   07/01/33       4,061,280
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac Rev...........    7.750   04/01/15       2,834,683
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert Rfdg (FGIC
          Insd).......................................................        *   01/01/08       1,829,655
  2,160   Pima Cnty, AZ Indl Dev Auth Multi-Family Rev................    6.625   10/01/28       2,206,634
  2,420   Pima Cnty, AZ Indl Dev Auth Sr Living Facs Catilina Vlg Ser
          A Rev.......................................................    6.500   07/01/29       2,460,463
    580   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................   11.000   07/01/00         629,822
  2,000   Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist Assmt Rev......    6.500   12/01/12       2,030,340
                                                                                            --------------
                                                                                                21,365,206
                                                                                            --------------
          CALIFORNIA  6.4%
  2,000   Abag Fin Auth For Nonprofit Corps CA Ctfs Partn.............    6.375   11/15/28       2,016,620
 33,150   Anaheim, CA Pub Fin Auth Lease Cap Apprec Sub Pub Impts Proj
          Ser C (FSA Insd)............................................        *   09/01/36       5,030,181
 12,800   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub Pub Impts
          Proj Ser C (FSA Insd).......................................        *   09/01/29       2,757,504
 11,280   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub Pub Impts
          Proj Ser C (FSA Insd).......................................        *   09/01/30       2,308,113
 16,080   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub Pub Impts
          Proj Ser C (FSA Insd).......................................        *   03/01/37       2,380,001
  1,310   California Edl Fac Auth Rev Univ of La Verne................    6.375   04/01/13       1,409,128
  1,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl Tax
          (Prerefunded @ 09/01/17)....................................    7.100   09/01/21       1,241,310
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys Impts (Prerefunded @
          10/01/03)...................................................    7.500   10/01/20       1,767,630
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA
          Insd).......................................................        *   09/01/17       2,041,900
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C..............    8.375   07/01/11       2,862,300
  2,000   Culver City, CA Redev Fin Auth Rev Tax Alloc Rfdg (AMBAC
          Insd) (b)...................................................    5.500   11/01/14       2,233,220
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................        *   09/01/15       1,316,735
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................        *   09/01/18       1,074,972
    990   Indio, CA Pub Fin Auth Rev Tax Increment....................    6.500   08/15/27       1,044,965
  1,450   Irwindale, CA Pub Fin Auth Spl Cmnty Facs Dist No 1 Rfdg....    6.000   11/01/20       1,488,178
  2,000   Lake Elsinore, CA Pub Fin Auth Local Agy Rev................    7.100   09/01/20       2,182,740
  1,500   Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj
          Ser A.......................................................    7.375   09/01/27       1,602,465
  6,350   Riverside Cnty, CA Air Force Vlg West Inc Ser A Rfdg (b)....    8.125   06/15/20       7,057,390
  5,500   Riverside Cnty, CA Asset Leasing Corp Leasehold Rev (MBIA
          Insd).......................................................        *   06/01/22       1,695,100
  8,255   Riverside Cnty, CA Asset Leasing Corp Leasehold Rev (MBIA
          Insd).......................................................        *   06/01/26       2,068,455
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC Insd) (b)..............    5.500   08/15/10       2,227,980
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)..................    5.500   08/15/11       2,107,024
  7,625   San Francisco, CA City & Cnty Redev Agy Lease Rev Gains
          (Crossover Rfdg @ 07/01/04) (h).............................  0/8.500   07/01/14       6,947,519
  3,300   San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc
          Rev.........................................................    5.250   08/01/21       3,347,982
  1,000   San Luis Obispo, CA Ctfs Partn Vista Hosp Sys Inc...........    8.375   07/01/29       1,121,710
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg..........    7.500   09/01/16       3,117,540
  1,500   Simi Valley, CA Cmnty Dev Agy Coml Sycamore Plaza II Rfdg...    6.000   09/01/12       1,524,000

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Ventura, CA Port Dist Ctfs Partn............................    6.375%  08/01/28  $    2,036,400
  3,000   Westminster, CA Redev Agy Tax Alloc Rev Coml Redev Proj No 1
          (Prerefunded @ 08/01/02)....................................    6.200   08/01/23       3,343,410
                                                                                            --------------
                                                                                                71,352,472
                                                                                            --------------
          COLORADO  6.3%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy (Prerefunded @
          08/31/05)...................................................        *   08/31/10       6,432,270
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C (Prerefunded @ 08/31/05)..................................        *   08/31/26       2,993,830
     66   Arapahoe Cnty, CO Centennial Downs Metro Dist Cash Payment
          Deficiency Bond (g).........................................    8.090   12/01/34          66,488
    378   Arapahoe Cnty, CO Centennial Downs Metro Dist Int Ctf (e)
          (g).........................................................    5.700   12/01/34         302,184
    650   Arapahoe Cnty, CO Centennial Downs Metro Dist Ltd Tax Bond
          Ser 1993 Rfdg (g)...........................................    8.090   12/01/34         652,528
  1,000   Bowles Metro Dist CO........................................    7.750   12/01/15       1,067,380
  2,000   Colorado Hlth Fac Auth Rev Baptist Home Assn Ser A..........    6.375   08/15/24       2,131,520
  1,590   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....    6.850   01/01/15       1,734,213
  1,060   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....    7.050   01/01/19       1,166,329
  6,200   Colorado Hlth Fac Auth Rev Christian Living Campus Proj
          (b).........................................................    9.000   01/01/25       7,415,200
  6,310   Colorado Hlth Fac Auth Rev Christian Living Campus Proj
          (Prerefunded @ 01/01/99) (b)................................   10.500   01/01/19       6,610,608
  1,000   Denver, CO City & Cnty Arpt Rev Ser A (b)...................    6.900   11/15/98       1,003,940
  1,175   Denver, CO City & Cnty Arpt Rev Ser A.......................    8.400   11/15/98       1,181,768
  2,205   Denver, CO City & Cnty Arpt Rev Ser A.......................    8.875   11/15/12       2,540,733
    865   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................    8.500   11/15/23         966,335
    795   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/01)...................................................    8.875   11/15/12         929,745
  2,500   Denver, CO City & Cnty Arpt Rev Ser D.......................    7.750   11/15/13       3,215,825
    795   East River Regl Santn Dist CO Var Rfdg (Var Rate Cpn) (g)...    4.000   12/01/97         568,544
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg Creek Stone (FHA
          Gtd)........................................................    6.050   07/01/37       5,967,374
  2,616   Gunnison Cnty, CO Indl Rev Bond Crested Butte Mtn Resort
          Inc.........................................................    9.250   10/01/07       2,670,858
  4,163   Himalaya Wtr & Santn Dist Adams Cnty, CO Genl Oblig Ltd Tax
          Bond Ser 1995 (d) (g).......................................    9.500   12/01/24       2,997,241
  2,130   Lafayette, CO Indl Dev Rev Rocky Medium Term Note Instr Proj
          A...........................................................    7.000   10/01/18       2,137,881
  2,000   Northern Metro Dist CO Adams Cnty Rfdg......................    6.500   12/01/16       2,172,900
  4,605   Skyland Metro Dist CO Gunnison Cnty Rfdg (Var Rate Cpn)
          (g).........................................................    4.000   12/01/97       3,295,052
 13,868   Tower Metro Dist Adams Cnty, CO Genl Oblig Ltd Tax Bond Ser
          1995 (d) (g)................................................    9.500   12/01/24       9,985,000
                                                                                            --------------
                                                                                                70,205,746
                                                                                            --------------
          CONNECTICUT  2.1%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Windsor Proj (b)........................................    7.125   11/01/24       4,370,115
  2,980   Mashantucket Western Pequot Tribe CT Spl Rev Ser A, 144A
          (Prerefunded @ 09/01/07) (f)................................    6.400   09/01/11       3,533,130
 12,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A
          (f).........................................................    5.750   09/01/27      12,630,960
  3,020   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A
          (f).........................................................    6.400   09/01/11       3,349,980
                                                                                            --------------
                                                                                                23,884,185
                                                                                            --------------
          DISTRICT OF COLUMBIA  0.4%
  2,000   Dist of Columbia Ser E (FSA Insd) (b).......................    6.000   06/01/11       2,198,800
  1,615   District of Columbia A-1 Rfdg (MBIA Insd)...................    6.500   06/01/10       1,914,518
     85   District of Columbia Prerefunded A-1 Rfdg (MBIA Insd).......    6.500   06/01/10         102,229
                                                                                            --------------
                                                                                                 4,215,547
                                                                                            --------------
          FLORIDA  11.2%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC Insd) (b)........    5.100   07/01/07       2,920,455
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd) (b).............................................        *   02/01/18       9,740,920
  4,780   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent (g)
          (b).........................................................   10.250   07/01/11       4,541,000
  2,010   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent Ser A
          (g).........................................................   10.250   07/01/11       2,010,000
  1,135   Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev...................    7.625   05/01/18       1,235,947
  3,000   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts Ser C.........    6.610   07/01/38       3,058,560
  4,000   Florida Hsg Fin Corp Rev Hsg Cypress Trace Apts Ser G.......    6.600   07/01/38       4,074,800
  4,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts Ser B...........    6.610   07/01/38       4,078,080

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Heritage Harbor Cmnty Dev Dist Spl Assmt Ser A..............    6.700%  05/01/19  $    1,027,300
  1,300   Heritage Harbor Cmnty Dev Dist FL Rev Rectl.................    7.750   05/01/19       1,320,475
  5,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj Rfdg..........    5.750   04/01/18       5,222,400
    980   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev.........    7.875   05/01/17       1,058,351
  3,000   Leon Cnty, FL Edl Facs Auth Rev Southgate Residence Hall Ser
          A Rfdg......................................................    6.750   09/01/28       3,072,960
 28,500   Miami Dade Cnty, FL Sch Brd Ctfs Partn Ser B (AMBAC Insd)...    4.875   08/01/27      28,215,000
  5,500   Miramar, FL Wastewater Impt Assmt Rev (FGIC Insd) (b).......    6.750   10/01/25       6,402,605
  3,760   Monroe Cnty, FL Indl Dev Auth First Mtg Med Fac Rev Kennedy
          Dr Invt Ltd Proj Rfdg (g)...................................   11.000   11/01/12       3,759,323
  1,250   North Springs, FL Impt Dist Spl Assmt Rev...................    6.250   05/01/05       1,289,450
  2,425   Northern Palm Beach Cnty Impt Dist FL Wtr Ctl & Impt Unit
          Dev 5A Rfdg.................................................    6.000   08/01/10       2,494,161
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr.........................................................    8.750   07/01/26       1,790,850
  1,300   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg....................................................    8.625   07/01/20       1,544,777
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev College Harbor Proj Ser
          A...........................................................    8.250   12/01/21       2,663,743
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Prty
          (b).........................................................    6.700   07/01/25       6,408,780
  5,175   Seminole Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA Insd)......    4.875   07/01/15       5,252,573
 16,065   Sun N Lake of Sebring, FL Impt Dist Spl Assmt Ser A (d)
          (g).........................................................   10.000   12/15/11       6,426,000
 10,000   Sunrise, FL Utility Sys Rev Rfdg (AMBAC Insd)...............    5.000   10/01/28      10,300,900
    880   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................    8.500   05/01/17         978,965
  1,870   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......    7.500   11/01/16       2,087,294
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......    7.625   11/01/26       2,247,620
                                                                                            --------------
                                                                                               125,223,289
                                                                                            --------------
          GEORGIA  5.2%
  1,000   Atlanta, GA Urban Residential Fin Auth Multi-family Rev.....    6.750   07/01/30       1,022,670
 19,000   Class A Ctfs relating to Atlanta, GA Urban Residential Fin
          Auth Multi-Family Hsg Renaissance on Peachtree Apts Proj Ser
          85 (g)......................................................    8.500   04/01/26      21,712,820
  4,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev...............    6.500   02/01/28       4,076,680
 32,000   Georgia Local Govt Ctfs Partn Grantor Trust Ser A (MBIA
          Insd).......................................................    4.750   06/01/28      31,606,400
                                                                                            --------------
                                                                                                58,418,570
                                                                                            --------------
          IDAHO  1.3%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (b).........................................................    8.450   02/15/21       9,933,840
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev Envirosafe
          Services of ID Inc..........................................    8.250   11/01/02       4,570,599
                                                                                            --------------
                                                                                                14,504,439
                                                                                            --------------
          ILLINOIS  8.9%
  1,850   Bridgeview, IL Tax Increment Rev Rfdg.......................    9.000   01/01/11       2,160,985
  7,560   Chicago, IL O'Hare Intl Arpt Spl Fac Rev (b)................    6.450   05/01/18       8,083,303
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc
          Proj Ser A (b)..............................................    7.875   11/01/25       3,250,830
 23,470   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Proj Ser 84A (b)............................................    8.850   05/01/18      26,141,355
  2,625   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B (b)...................................................    8.950   05/01/18       2,924,486
  3,875   Chicago, IL Rev Chatham Ridge Tax Increment.................   10.250   01/01/07       4,006,905
  1,000   Chicago, IL Tax Increment...................................    7.250   01/01/14       1,095,120
    300   Crestwood, IL Tax Increment Rev Bank Qualified Rfdg.........    6.000   12/01/99         306,738
  1,015   Du Page Cnty, IL Sch Dist Cap Apprec (FGIC Insd)............        *   02/01/14         494,823
  1,000   Du Page Cnty, IL Sch Dist Cap Apprec (FGIC Insd)............        *   02/01/18         392,170
  2,000   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....    8.500   12/01/15       2,357,620
  3,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          Rfdg (MBIA Insd)............................................    5.400   03/01/28       3,068,550
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....    8.000   11/15/16       1,580,709
  7,100   Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj Rfdg
          (Prerefunded @ 08/01/04) (b)................................    7.000   08/01/24       8,182,963
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........    7.500   08/15/26       1,112,850
  3,730   Illinois Edl Fac Auth Rev Trinity Med Cent (FSA Insd).......    6.000   07/01/28       4,100,128
  3,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................    7.400   08/15/23       3,377,640

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,550   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D (b)......    9.500%  11/15/15  $    5,182,723
  1,000   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group Ser B
          (Prerefunded @ 02/15/05)....................................    8.000   02/15/25       1,225,900
  4,905   Illinois Hlth Fac Auth Rev Midwest Physician Group Ltd Proj
          (Prerefunded @ 11/15/04) (b)................................    8.100   11/15/14       6,072,145
  1,135   Mill Creek Wtr Reclamation Dist IL Sewage Rev...............    8.000   03/01/10       1,315,624
    685   Mill Creek Wtr Reclamation Dist IL Wtrwks Rev...............    8.000   03/01/10         794,011
  1,500   Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj........    7.750   01/01/17       1,833,210
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl Svc Area................    8.050   02/01/17       2,010,744
  2,095   Regional Tran Auth IL Ser B (AMBAC Insd)....................    8.000   06/01/17       2,949,467
  7,000   Robbins, IL Res Recovery Rev................................    8.375   10/15/16       5,600,000
                                                                                            --------------
                                                                                                99,620,999
                                                                                            --------------
          INDIANA  0.7%
    825   Crawfordsville, IN Redev Comm Redev Dist Tax Increment
          Rev.........................................................    7.000   02/01/12         862,867
  2,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......    6.700   11/01/12       2,193,800
  3,190   Kokomo, IN School Bldg Corp First Mtg (AMBAC Insd)..........    4.125   07/15/17       2,941,946
  1,500   Marion Cnty, IN Convention & Recnl Facs Auth Excise Tax Rev
          (MBIA Insd).................................................    5.000   06/01/27       1,498,755
                                                                                            --------------
                                                                                                 7,497,368
                                                                                            --------------
          IOWA  0.1%
  1,500   Cedar Rapids, IA Rev First Mtg Cottage Grove................    5.875   07/01/28       1,508,700
                                                                                            --------------
          KANSAS  0.2%
    760   Kansas City, KS Crawford Cnty Leavenworth Single Family Mtg
          Rev (AMBAC Insd) (b)........................................        *   04/01/16         118,492
  1,000   Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser A..............    8.000   07/01/16       1,123,740
  1,000   Manhattan, KS Coml Dev Rev Holiday Inn Sr Ser A Rfdg........    8.000   07/01/16       1,123,740
                                                                                            --------------
                                                                                                 2,365,972
                                                                                            --------------
          KENTUCKY  0.3%
  2,700   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd) (b).......................................    8.566   10/09/08       3,236,625
                                                                                            --------------
          LOUISIANA  0.7%
  4,000   Louisiana Hsg Fin Agy Rev Multi-Family Hsg Plantation Ser
          A...........................................................    7.125   01/01/28       4,041,000
  1,910   Louisiana Pub Fac Auth Rev Student Ln SubSer A3 (b).........    7.000   09/01/06       2,035,315
  1,435   Webster Parish, LA Pollutn Ctl Rev Intl Paper Co Proj Ser B
          Rfdg........................................................    5.200   03/01/13       1,508,702
                                                                                            --------------
                                                                                                 7,585,017
                                                                                            --------------
          MAINE  0.1%
  1,225   Maine Hlth & Higher Edl Facs Auth Rev Ser B (Prerefunded @
          07/01/04) (FSA Insd)........................................    7.000   07/01/24       1,441,653
     25   Maine Hlth & Higher Edl Facs Auth Rev Ser B (FSA Insd)......    7.000   07/01/24          28,943
                                                                                            --------------
                                                                                                 1,470,596
                                                                                            --------------
          MARYLAND  0.9%
  1,440   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Multi-Family Hsg Rev Ser A Rfdg.............................    8.300   05/15/17       1,459,872
  1,725   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev Rev Single
          Family Pgm Seventh Ser (b)..................................    7.300   04/01/25       1,866,364
  3,000   Montgomery Cnty, MD Econ Dev Editorial Projs In Edl Ser A...    6.540   09/01/28       3,017,430
  3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt Woodview Ser
          A...........................................................    8.000   07/01/26       3,261,870
                                                                                            --------------
                                                                                                 9,605,536
                                                                                            --------------
          MASSACHUSETTS  2.8%
  7,000   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd) (h).............  3.1/5.0   07/01/13       6,971,790
  1,670   Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp
          Ser A.......................................................    9.375   07/01/14       1,676,212
  2,099   Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser A Rfdg
          (AMBAC Insd)................................................    6.650   07/01/19       2,284,904
  2,965   Massachusetts St Indl Fin Agy Greater Lynn Mental Hlth......    6.375   06/01/18       3,022,136
  1,360   Massachusetts St Indl Fin Agy Greater Lynn Mental Hlth......    6.200   06/01/08       1,383,188
  1,650   Massachusetts St Indl Fin Agy Rev Wentworth Inst
          Technology..................................................    5.750   10/01/28       1,731,031
  4,000   Massachusetts St Indl Fin Agy Rev Cent For Autism...........    9.500   11/01/17       4,334,880
    575   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...    8.000   12/01/06         659,744
  1,085   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...    8.375   12/01/13       1,286,333

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$   675   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...    8.500%  12/01/20  $      803,662
  6,400   Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting
          (g).........................................................    9.250   06/01/10       6,655,296
                                                                                            --------------
                                                                                                30,809,176
                                                                                            --------------
          MICHIGAN  4.6%
  2,000   Battle Creek, MI Downtown Dev Auth Tax Increment Rev
          (Prerefunded @ 05/01/04)....................................    7.600   05/01/16       2,392,000
  2,000   Brandon Sch Dist, MI Rfdg (AMBAC Insd)......................    5.000   05/01/22       2,003,680
  6,000   Detroit, MI Downtown Dev Auth Dev Area No. 1 Projs A Rfdg
          (MBIA Insd).................................................    4.750   07/01/18       5,845,740
  1,000   Detroit, MI Local Dev Fin Auth Ser C........................    6.850   05/01/21       1,048,960
  5,000   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC Insd).............    5.000   07/01/23       5,007,600
  2,000   Grosse Ile Twp, MI Sch Dist Rfdg (FGIC Insd)................    5.000   05/01/22       2,003,680
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham
          Hills Ser A.................................................    7.500   07/01/13       2,634,856
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham
          Hills Ser A.................................................    7.750   07/01/19       3,822,563
  3,250   Michigan St Hosp Fin Auth Rev Detroit Med Cent Oblig Ser
          A...........................................................    5.250   08/15/28       3,247,367
  3,000   Michigan St Hosp Fin Auth Rev Detroit Med Cent Oblig Ser
          A...........................................................    5.250   08/15/23       3,001,050
  2,250   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................    5.500   10/01/18       2,306,970
  9,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................    5.500   10/01/27       9,197,550
  7,682   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fiber Proj (e)..............................................    8.000   12/01/27       6,939,407
  1,000   Michigan St Strategic Fd Res Recovery Ltd Oblig Rev Central
          Wayne Energy Rec Ser A......................................    7.000   07/01/27       1,018,370
    615   Saint Clair Cnty, MI Econ Dev Corp Kmart Proj...............    9.500   02/01/06         622,331
                                                                                            --------------
                                                                                                51,092,124
                                                                                            --------------
          MINNESOTA  1.5%
  1,425   Columbia Heights, MN Multi-Family Crest View Corp Proj......    6.000   03/01/33       1,452,631
  5,490   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser A (g) (b)...............................................   10.000   01/15/20       5,710,259
    495   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser B Cap Apprec (g)........................................        *   01/15/20         767,250
    850   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A.........    6.100   12/01/17         867,246
  1,450   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A.........    6.250   12/01/27       1,479,232
  6,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg (MBIA
          Insd).......................................................    4.750   01/01/16       6,000,720
                                                                                            --------------
                                                                                                16,277,338
                                                                                            --------------
          MISSISSIPPI  0.1%
  1,000   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc
          Rfdg........................................................    7.300   05/01/25       1,053,840
                                                                                            --------------
          MISSOURI  0.7%
    615   Ferguson, MO Tax Increment Rev Crossings At Halls Ferry
          Proj........................................................    7.250   04/01/07         630,178
  3,095   Ferguson, MO Tax Increment Rev Crossings At Halls Ferry
          Proj........................................................    7.625   04/01/17       3,198,837
    675   Ferguson, MO Tax Increment Rev Crossings At Halls Ferry
          Proj........................................................    7.625   04/01/18         697,646
    955   Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare
          Cent Proj Ser A Rfdg........................................    8.250   12/01/15       1,080,621
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd) (b)..................    6.000   06/01/15       1,163,580
  1,000   West Plains, MO Indl Dev Auth Hosp Rev Ozark Med Cent.......    5.600   11/15/17       1,024,480
                                                                                            --------------
                                                                                                 7,795,342
                                                                                            --------------
          NEBRASKA  0.4%
  1,900   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................    9.862   10/17/23       2,362,500
  1,900   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   11.287   09/10/30       2,458,500
                                                                                            --------------
                                                                                                 4,821,000
                                                                                            --------------
          NEVADA  0.2%
  1,945   Reno, NV Redev Agy Tax Alloc Downtown Redev Proj Ser E Rfdg
          (Prerefunded @ 09/01/03)....................................    5.600   09/01/09       2,106,999
                                                                                            --------------
          NEW HAMPSHIRE  1.3%
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................    7.350   01/01/18       2,210,720
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................    7.450   01/01/25       2,222,440
  4,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp Catholic
          Med Cent Rfdg (b)...........................................    8.250   07/01/13       4,171,440

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$ 3,390   New Hampshire Higher Edl & Hlth Fac Auth Rev Vly Regl
          Hosp........................................................    7.350%  04/01/23  $    3,396,204
  2,000   New Hampshire St Business Fin Auth Pollutn Ctl & Solid Waste
          Disposal Rev................................................    7.750   01/01/22       2,245,320
                                                                                            --------------
                                                                                                14,246,124
                                                                                            --------------
          NEW JERSEY  2.3%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrig.........    8.400   04/01/24       2,541,885
  1,000   New Jersey Econ Dev Auth Econ Dev Rev.......................    6.375   04/01/18       1,004,930
  4,000   New Jersey Econ Dev Auth Econ Dev Rev.......................    6.375   04/01/31       4,019,720
  1,250   New Jersey Econ Dev Auth Rev First Mortgage Keswick Pines
          Rfdg........................................................    5.700   01/01/18       1,268,550
  6,420   New Jersey Econ Dev Auth Rev First Mtg Gross Rev Oakridge
          Manor Proj Rfdg.............................................    9.500   11/01/14       6,567,853
  1,000   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................    8.500   11/01/16       1,135,070
  1,500   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................    8.625   11/01/25       1,714,245
  1,875   New Jersey Econ Dev Auth Rev Kullman Assoc Proj Ser A.......    6.125   06/01/18       1,907,062
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A...    8.750   05/15/26       3,592,050
  1,275   New Jersey St Edl Fac Auth Rev Felician College of Lodi Ser
          D...........................................................    7.375   11/01/22       1,397,285
                                                                                            --------------
                                                                                                25,148,650
                                                                                            --------------
          NEW MEXICO  0.7%
  2,250   Albuquerque, NM Retirement Fac Rev La Vida Liena Proj Ser A
          Rfdg........................................................    8.850   02/01/23       2,480,152
  1,000   Bernalillo Cnty, NM Multi-Family Rev Hsg Topke
          Commons/Arbors Proj Ser D...................................    7.700   04/01/27       1,043,890
  3,600   Farmington, NM Pollutn Ctl Rev Pub Svc Co San Juan Proj D
          Rfdg........................................................    6.375   04/01/22       3,943,368
                                                                                            --------------
                                                                                                 7,467,410
                                                                                            --------------
          NEW YORK  5.6%
  1,195   Clifton Springs, NY Hosp & Clinic Ser B Rfdg & Impt.........    7.000   01/01/05       1,270,452
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY Institute of
          Technology Rfdg.............................................    7.500   03/01/26       1,680,210
  1,000   Monroe Cnty, NY Indl Dev Agy Rev Indl Dev Empire Sports Proj
          Ser A.......................................................    6.250   03/01/28       1,011,740
  1,500   New York City Indl Dev Agy Rev Visy Paper Inc Proj..........    7.950   01/01/28       1,707,390
  5,000   New York City Ser A (b).....................................    7.000   08/01/07       5,960,000
  3,000   New York City Ser D Rfdg (b)................................    8.000   02/01/05       3,640,260
 10,330   New York City Subser A1 (Embedded Swap).....................    5.540   11/27/97      10,994,529
  4,250   New York City Tran Auth Tran Fac Livingston Plaza Proj Rfdg
          (FSA Insd) (b)..............................................    5.400   01/01/18       4,615,372
  5,000   New York St Dorm Auth Rev City Univ Ser F (b)...............    5.500   07/01/12       5,262,750
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg) (MBIA Insd)...........................................    7.000   07/08/26       3,232,500
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................    8.406   04/01/20       3,278,125
    225   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................    5.500   04/01/00         230,850
  1,000   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................    5.500   04/01/01       1,039,860
    750   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................    5.250   04/01/02         782,723
  1,500   New York St Thruway Auth Hwy & Brdg Tr Fund Ser A
          (Prerefunded @ 04/01/04)....................................    6.000   04/01/14       1,682,475
  2,000   New York, NY City Indl Dev Agy Field Hotel Assoc Lp Jfk Rfdg
          (a).........................................................    6.000   11/01/28       2,030,640
  3,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................    6.250   11/15/06       3,406,890
  1,500   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................    6.375   11/15/07       1,717,935
  2,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................    6.500   11/15/09       2,304,060
  6,775   Triborough Bridge & Tunnel Auth NY Rev Ser 1994A............    4.750   01/01/19       6,657,725
                                                                                            --------------
                                                                                                62,506,486
                                                                                            --------------
          NORTH CAROLINA  0.8%
  7,510   Eastern Band Cherokee Indians NC Spl Oblig Rev Carolina
          Mirror Co Proj (g)..........................................   10.250   09/01/09       7,510,000
  1,000   North Carolina Muni Pwr Agy No 1 Catawba Electric Rev (MBIA
          Insd).......................................................    5.125   01/01/17       1,023,990
                                                                                            --------------
                                                                                                 8,533,990
                                                                                            --------------
          NORTH DAKOTA  0.2%
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj.............    6.250   12/01/34       1,022,640
  1,000   Grand Forks, ND Sr Hsg Rev Spl Term 4000 Vly Square Proj....    6.375   12/01/34       1,048,680
                                                                                            --------------
                                                                                                 2,071,320
                                                                                            --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          OHIO  4.5%
$ 6,400   Cleveland, OH Arpt Spl Rev Continental Airls Inc Proj.......    5.375%  09/15/27  $    6,290,944
  6,000   Cleveland, OH Arpt Spl Rev Continental Airls Inc Rfdg (a)...    5.700   12/01/19       6,042,360
  1,500   Cuyahoga Cnty, OH Multi-Family Rev Hsg Park Lane Apts Proj
          Ser A.......................................................    8.250   07/01/28       1,545,000
  2,000   East Liverpool, OH Hosp Rev East Liverpool City Hosp Ser A
          (Prerefunded @ 10/01/01)....................................    8.125   10/01/11       2,287,940
 11,275   Hamilton Cnty, OH Hosp Facs Rev Childrens Hosp Med Cent Ser
          G (MBIA Insd)...............................................    5.000   05/15/23      11,299,805
  2,000   Hamilton Cnty, OH Sales Tax Hamilton Cnty Football Proj Ser
          A (MBIA Insd)...............................................    4.750   12/01/27       1,960,860
  2,000   Madison Cnty, OH Hosp Impt Rev Madison Cnty Hosp Proj
          Rfdg........................................................    6.400   08/01/28       2,036,540
  5,900   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized) (b)...................................    9.770   03/31/31       6,637,500
  2,500   Ohio St Solid Waste Rev CSC Ltd Proj........................    8.500   08/01/22       2,650,425
  3,700   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....    8.250   10/01/14       3,848,962
  1,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....    9.000   06/01/21       1,087,090
  4,490   Reynoldsburg, OH Hlthcare Fac Rev Wesley Ridge Proj (GNMA
          Collateralized).............................................    6.150   10/20/38       4,958,936
                                                                                            --------------
                                                                                                50,646,362
                                                                                            --------------
          OKLAHOMA  0.1%
  1,000   Oklahoma Cnty, OK Fin Auth Epworth Villa Proj Ser A Rfdg....    7.000   04/01/25       1,058,700
                                                                                            --------------
          OREGON  0.7%
  1,245   Clatsop Care Cent Hlth Dist OR Rev Sr Hsg...................    6.000   08/01/14       1,267,696
  2,145   Clatsop Care Cent Hlth Dist OR Rev Sr Hsg...................    6.875   08/01/28       2,182,259
  4,000   Oregon St Hlth Hsg Edl & Cultural Facs Auth.................    7.250   06/01/28       4,075,080
                                                                                            --------------
                                                                                                 7,525,035
                                                                                            --------------
          PENNSYLVANIA  7.3%
  5,255   Allegheny Cnty, PA Indl Dev Auth Rev Environmental Impt Usx
          Proj Rfdg...................................................    6.100   01/15/18       5,645,131
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral
          Toledo Edison Co Proj Ser A Rfdg (b)........................    7.750   05/01/20       6,972,480
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc Proj
          Rfdg........................................................    7.700   05/15/22       1,129,910
  4,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Rfdg........................................    7.500   09/01/15       4,482,120
  1,670   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj
          (Prerefunded @ 07/01/01)....................................    8.500   07/01/13       1,885,346
  2,000   Cumberland Cnty, PA Auth Rev First Mtg Carlisle Hosp & Hlth
          Rfdg........................................................    6.800   11/15/14       2,202,840
  3,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg Riverfront
          Office......................................................    6.000   01/01/25       3,040,560
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conf Cent Hyatt
          Regency.....................................................    6.200   01/01/29       5,047,500
  1,500   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg Proj........    7.000   06/01/21       1,598,070
  2,890   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)................        *   09/01/21         948,007
  2,405   Harrisburg, PA Cap Apprec Rfdg Notes Ser F (AMBAC Insd).....        *   03/15/16       1,034,703
  3,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC Insd)......    7.520   01/08/98       4,038,125
  2,000   Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace Oblig Group....    6.000   11/01/23       2,022,160
  1,000   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc
          Proj........................................................    6.300   06/01/28         987,980
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................    8.875   10/01/20       2,227,960
  8,100   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Proj Ser A (Prerefunded @ 12/01/00)..........   10.000   12/01/19       9,293,454
    500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................    7.000   12/01/10         542,750
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................    7.250   12/01/15       2,734,575
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................    7.400   12/01/20       6,567,000
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy....    7.750   09/01/24       1,125,320
  3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj
          Ser D (b)...................................................    7.050   12/01/10       3,361,890
  5,000   Philadelphia, PA Auth For Indl Dev Rev Long-Term Care
          Maplewood...................................................    8.000   01/01/24       5,590,400
  5,170   Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev (FSA
          Insd).......................................................    5.000   09/01/19       5,218,133
  1,500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg........    7.250   01/15/17       1,652,220
  2,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg........    7.350   01/15/22       2,215,940
                                                                                            --------------
                                                                                                81,564,574
                                                                                            --------------
          RHODE ISLAND  0.2%
  1,975   Providence, RI Redev Agy Ctfs Partn Ser A...................    8.000   09/01/24       2,191,006
                                                                                            --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          SOUTH CAROLINA  1.2%
$   115   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............    7.000%  06/01/19  $      132,304
  2,385   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd) (b)...................................    7.000   06/01/19       2,804,641
  5,000   Florence Cnty, SC Hosp Rev Mcleod Regl Med Cent Proj Ser A
          (MBIA Insd).................................................    4.750   11/01/27       4,816,650
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc Ser 84 (Var
          Rate Cpn)...................................................    6.335   06/15/04       1,000,000
  4,000   South Carolina St Hsg Fin & Dev Auth Multi-Family Rev.......    6.750   05/01/28       4,109,720
                                                                                            --------------
                                                                                                12,863,315
                                                                                            --------------
          SOUTH DAKOTA  0.2%
    805   Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp Ser A.......    5.500   12/15/08         824,191
  1,810   Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp Ser A.......    6.000   12/15/18       1,856,517
                                                                                            --------------
                                                                                                 2,680,708
                                                                                            --------------
          TENNESSEE  3.6%
  2,750   Chattanooga, TN Hlth Edl & Hsg Fac Brd Rev..................    5.000   12/01/18       2,767,958
 10,000   Chattanooga, TN Hlth Edl & Hsg Fac Brd Rev..................    5.000   12/01/28       9,991,600
  3,000   SCA Tax Exempt Trust Multi-Family Mtg Memphis Hlth Edl Rev
          Bond Receipt Ser A6 (FSA Insd)..............................    7.350   01/01/30       3,373,380
  4,485   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser A (Prerefunded @ 08/01/99).....................    9.750   08/01/19       4,848,285
  4,545   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser C (Prerefunded @ 08/01/99).....................    9.750   08/01/19       4,913,145
  2,000   Springfield, TN Hlth & Edl Fac Brd Hosp Rev Jesse Holman
          Jones Hosp Proj (Prerefunded @ 04/01/06)....................    8.250   04/01/12       2,577,640
  6,185   Sullivan Cnty, TN Hlth Edl & Hsg Facs Brd Rev...............    8.410   11/01/19       7,210,287
  3,240   Trenton, TN Hlth & Edl Facs Brd Rev Rha/Trenton Mr Inc Proj
          Ser A.......................................................   10.000   11/01/19       3,821,612
  1,160   Trenton, TN Hlth & Edl Facs Brd Rev Rha/Trenton Mr Inc Proj
          Ser B (d)...................................................   10.000   11/01/20         150,800
                                                                                            --------------
                                                                                                39,654,707
                                                                                            --------------
          TEXAS  6.3%
  1,500   Abilene, TX Hlth Facs Dev Sears Methodist Retirement Ser
          A...........................................................    5.875   11/15/18       1,506,990
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd) (b)...............................    8.987   01/01/22       2,337,500
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev........    7.600   12/01/17       2,045,140
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg Baptist Hlth Sys
          Ser A (MBIA Insd)...........................................    6.000   11/15/12       1,152,650
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg Baptist Hlth Sys
          Ser A (MBIA Insd)...........................................    6.000   11/15/13       2,738,440
  5,000   Brazos River Auth TX Rev Houston Inds Inc Proj D Rfdg.......    4.900   10/01/15       5,136,900
    665   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/00         580,651
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/01         943,510
    335   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/02         251,870
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/11         670,487
    775   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................    8.750   08/01/11         799,753
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................    8.750   08/01/12       2,755,280
  1,635   Garland, TX Independent Sch Dist............................    4.000   02/15/15       1,500,832
  2,500   Garland, TX Indl Dev Auth Rev Bond Ashland Oil Proj Ser 84
          Rfdg (Var Rate Cpn).........................................   5.3625   04/01/04       2,502,550
  2,500   Houston, TX Arpt Sys Rev Spl Fac Continental Airl Term Impt
          Ser B.......................................................    6.125   07/15/27       2,628,875
  1,880   Laredo, TX Ctfs Oblig Ser B (MBIA Insd).....................    4.500   02/15/17       1,817,133
  2,655   Leander, TX Indpt Sch Dist Cap Apprec Rfdg..................        *   08/15/18         934,746
  4,820   Leander, TX Indpt Sch Dist Cap Apprec Rfdg..................        *   08/15/21       1,434,769
  3,990   Leander, TX Indpt Sch Dist Rfdg.............................    4.750   08/15/12       4,018,289
  5,000   Lower Neches Vly Auth TX Indl Dev Corp Rev..................    5.550   03/01/33       5,253,100
  2,000   Matagorda Cnty, TX Nav Dist No 1 Rev (MBIA Insd)............    5.150   11/01/29       2,029,600
  1,070   Mc Allen, TX Dev Corp Inc Sales Tax Rev (FSA Insd)..........    5.250   02/15/18       1,081,374
  1,000   Nacogdoches, TX Indl Dev Auth Inc Pollutn Ctl Rev...........    5.300   12/01/11       1,060,450
  1,180   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg................        *   08/15/17         444,211
  1,175   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg................        *   08/15/20         372,264

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,175   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg................        *   08/15/23  $      312,985
  6,000   Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg.................        *   08/15/18       2,145,120
  2,533   Texas Genl Svcs Comm Partn Int Lease Purch Ctfs.............    7.250%  08/15/11       2,593,023
  8,000   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA
          Collateralized).............................................    6.900   07/02/24       9,191,600
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd).....................................    6.750   01/01/15       2,344,240
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd) (b).................................    6.600   01/01/23       2,327,740
  5,000   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics (b).................................    8.200   03/15/21       5,511,150
                                                                                            --------------
                                                                                                70,423,222
                                                                                            --------------
          UTAH  1.7%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............    7.800   09/01/15       1,070,930
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............    8.000   09/01/20       1,262,814
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............    7.800   09/01/25       1,069,700
  4,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd).......................................................    5.750   07/01/19       4,401,600
  2,500   Intermountain Pwr Agy UT Rev Ser A Rfdg (a).................    5.000   07/01/19       2,472,225
    250   Saint George, UT Indl Dev Rev Kmart Corp Ser 1984A..........   10.750   10/15/08         256,250
  3,270   Salt Lake Cnty, UT Hsg Auth Multi-Family Hsg Rev (FHA
          Gtd)........................................................    6.375   11/01/33       3,525,812
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw Environmental
          Ser A.......................................................    7.550   07/01/27       2,802,550
  1,395   Utah St Hsg Fin Agy Single Family Mtg Mezz A1 (AMBAC Insd)
          (b).........................................................    6.100   07/01/13       1,495,691
                                                                                            --------------
                                                                                                18,357,572
                                                                                            --------------
          VIRGINIA  1.5%
  5,000   Alexandria, VA Redev & Hsg Auth 3001 Park Cent Apts Ser A
          Rfdg........................................................    6.375   04/01/34       5,049,500
  5,000   Chesapeake Bay Bridge & Tunnel VA Genl Resolution Rfdg (MBIA
          Insd) (a)...................................................    5.500   07/01/25       5,584,600
  1,000   Dulles Town Cent Cmnty Dev Auth Dulles Town Cent Proj.......    6.250   03/01/26       1,030,400
  2,650   Fairfax Cnty, VA Park Auth Park Fac Rev.....................    6.625   07/15/20       2,883,120
  1,500   Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt Fac Ser A....    7.450   01/01/09       1,670,970
                                                                                            --------------
                                                                                                16,218,590
                                                                                            --------------
          WASHINGTON  0.8%
  3,500   Spokane Cnty, WA Indl Dev Corp Solid Waste Disp Rev.........    7.600   03/01/27       3,910,725
  2,000   Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes Proj (a)........    6.000   04/01/28       1,982,500
    525   Washington St Hlth Care Facs Auth Rev Multicare Hlth Sys
          (MBIA Insd).................................................    5.000   08/15/18         526,601
  5,500   Washington St Pub Pwr Supply Comp Interest Ser C Rfdg (MBIA
          Insd).......................................................        *   07/01/17       2,174,535
                                                                                            --------------
                                                                                                 8,594,361
                                                                                            --------------
          WISCONSIN  1.9%
    800   Baldwin, WI Hosp Rev Mtg Ser A..............................    6.125   12/01/18         817,640
  2,590   Baldwin, WI Hosp Rev Mtg Ser A..............................    6.375   12/01/28       2,646,488
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj.....    7.750   12/01/22       1,075,230
  4,455   Southeast WI Prof Baseball Prk Ser A Rfdg...................    5.500   12/15/21       4,931,462
  4,105   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa Vly Hosp Ser F
          Rfdg (b)....................................................    9.500   11/15/12       4,810,567
  2,070   Wisconsin St Hlth & Edl Fac Auth Rev Eau Claire Manor.......    9.625   06/01/13       2,097,614
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev Franciscan Sisters
          Christian Ser A.............................................    5.500   02/15/28       1,537,530
  3,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........    7.500   07/01/26       3,340,020
                                                                                            --------------
                                                                                                21,256,551
                                                                                            --------------
          GUAM  0.3%
  3,500   Guam Arpt Auth Rev Ser B....................................    6.700   10/01/23       3,866,800
                                                                                            --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          PUERTO RICO  1.0%
$ 1,647   Centro de Recaudaciones de Ingresos Muni Ctfs Partn PR......    6.850%  10/17/03  $    1,723,588
 10,000   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser A..........    4.750   07/01/38       9,815,100
                                                                                            --------------
                                                                                                11,538,688
                                                                                            --------------
TOTAL LONG-TERM INVESTMENTS  100.1%
  (Cost $1,045,752,590)...................................................................   1,114,943,268
SHORT-TERM INVESTMENTS  0.2%
  (Cost $3,178,570).......................................................................       2,750,000
                                                                                            --------------
TOTAL INVESTMENTS  100.3%
  (Cost $1,048,931,160)...................................................................   1,117,693,268
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%).............................................      (3,486,337)
                                                                                            --------------
NET ASSETS  100.0%........................................................................  $1,114,206,931
                                                                                              ------------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,048,931,160).....................  $1,117,693,268
Receivables:
  Interest..................................................      20,721,508
  Investments Sold..........................................      14,850,004
  Fund Shares Sold..........................................       4,337,899
Other.......................................................          38,608
                                                              --------------
      Total Assets..........................................   1,157,641,287
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,696,273
  Bank Borrowings...........................................      17,046,644
  Income Distributions......................................       2,694,815
  Fund Shares Repurchased...................................       1,048,265
  Distributor and Affiliates................................         697,150
  Investment Advisory Fee...................................         426,230
  Variation Margin on Futures...............................         118,750
Accrued Expenses............................................         345,858
Options at Market Value (Net premiums received of $9,550)...         203,125
Trustees' Deferred Compensation and Retirement Plans........         157,246
                                                              --------------
      Total Liabilities.....................................      43,434,356
                                                              --------------
NET ASSETS..................................................  $1,114,206,931
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,150,498,956
Net Unrealized Appreciation.................................      68,326,173
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (9,019,837)
Accumulated Net Realized Loss...............................     (95,598,361)
                                                              --------------
NET ASSETS..................................................  $1,114,206,931
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $771,367,472 and 51,164,482 shares of
     beneficial interest issued and outstanding)............  $        15.08
    Maximum sales charge (4.75%* of offering price).........             .75
                                                              --------------
    Maximum offering price to public........................  $        15.83
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $279,631,431 and 18,554,723 shares of
     beneficial interest issued and outstanding)............  $        15.07
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $63,208,028 and 4,194,703 shares of
     beneficial interest issued and outstanding)............  $        15.07
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended
                                                             September 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $51,036,492          $63,584,303
                                                                -----------          -----------
EXPENSES:
Investment Advisory Fee.....................................      3,672,538            4,318,581
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,313,887, $1,907,516 and $381,087,
  respectively, for the nine months ended 9/30/98 and
  $1,563,986, $1,983,980 and $263,926, respectively, for the
  year ended 12/31/97)......................................      3,602,490            3,811,892
Shareholder Services........................................        570,794              970,151
Legal.......................................................        178,222              350,742
Custody.....................................................        101,721               84,770
Trustees' Fees and Expenses.................................         28,855               50,600
Other.......................................................        594,746              661,264
                                                                -----------          -----------
    Total Operating Expenses................................      8,749,366           10,248,000
    Interest Expense........................................        132,020                  -0-
                                                                -----------          -----------
NET INVESTMENT INCOME.......................................    $42,155,106          $53,336,303
                                                                ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $46,545 and $275,074, respectively)............    $ 1,335,890          $ 6,836,534
  Options...................................................         (3,171)              98,094
  Futures...................................................     (2,193,972)          (6,543,274)
                                                                -----------          -----------
Net Realized Gain/Loss......................................       (861,253)             391,354
                                                                -----------          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     50,697,747           26,675,438
                                                                -----------          -----------
  End of the Period:
    Investments.............................................     68,762,108           50,876,144
    Options.................................................       (193,575)                 -0-
    Futures.................................................       (242,360)            (178,397)
                                                                -----------          -----------
                                                                 68,326,173           50,697,747
                                                                -----------          -----------
Net Unrealized Appreciation During the Period...............     17,628,426           24,022,309
                                                                -----------          -----------
NET REALIZED AND UNREALIZED GAIN............................    $16,767,173          $24,413,663
                                                                ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $58,922,279          $77,749,966
                                                                ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   42,155,106          $53,336,303         $53,036,530
Net Realized Gain/Loss......................................          (861,253)             391,354         (15,209,862)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        17,628,426           24,022,309         (12,362,837)
                                                                --------------         ------------        ------------
Change in Net Assets from Operations........................        58,922,279           77,749,966          25,463,831
                                                                --------------         ------------        ------------
Distributions from Net Investment Income....................       (42,128,701)         (53,336,303)        (53,036,530)
Distributions in Excess of Net Investment Income............               -0-             (664,960)           (228,957)
                                                                --------------         ------------        ------------
  Total Distributions from and in Excess of Net Investment
    Income*.................................................       (42,128,701)         (54,001,263)        (53,265,487)
                                                                --------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        16,793,578           23,748,703         (27,801,656)
                                                                --------------         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       205,313,493          198,765,477         164,096,198
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        18,455,824           23,168,036          22,996,285
Cost of Shares Repurchased..................................      (100,827,970)        (135,758,091)       (108,010,178)
                                                                --------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       122,941,347           86,175,422          79,082,305
                                                                --------------         ------------        ------------
TOTAL INCREASE IN NET ASSETS................................       139,734,925          109,924,125          51,280,649
NET ASSETS:
Beginning of the Period.....................................       974,472,006          864,547,881         813,267,232
                                                                --------------         ------------        ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $9,019,837, $9,046,242
  and $8,821,755, respectively).............................    $1,114,206,931         $974,472,006        $864,547,881
                                                                ==============          ===========        ============

                                                             Nine Months Ended       Year Ended          Year Ended
                  *Distributions by Class                    September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................    $(30,895,725)        $ (41,926,549)       $(43,633,838)
  Class B Shares............................................      (9,369,462)          (10,667,625)         (8,865,546)
  Class C Shares............................................      (1,863,514)           (1,407,089)           (766,103)
                                                                ------------          ------------        ------------
                                                                $(42,128,701)        $(54,001,263)        $(53,265,487)
                                                                ============          ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                              Nine Months                   Year Ended December 31,
                                                                 Ended          -----------------------------------------------
Class A Shares                                             September 30, 1998    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............         $14.845         $14.474   $14.984   $13.848   $15.629   $14.529
                                                                -------         -------   -------   -------   -------   -------
  Net Investment Income................................            .643            .895      .963     1.024      .956     1.052
  Net Realized and Unrealized Gain/Loss................            .217            .376     (.513)    1.072    (1.717)    1.158
                                                                -------         -------   -------   -------   -------   -------
Total from Investment Operations.......................            .860           1.271      .450     2.096     (.761)    2.210
Less Distributions from and in Excess of Net Investment
  Income...............................................            .629            .900      .960      .960     1.020     1.110
                                                                -------         -------   -------   -------   -------   -------
Net Asset Value, End of the Period.....................         $15.076         $14.845   $14.474   $14.984   $13.848   $15.629
                                                                =======         =======   =======   =======   =======   =======
Total Return (a).......................................           6.00%*          9.05%     3.21%    15.52%    (4.93%)   15.82%
Net Assets at End of the Period (In millions)..........         $771.4          $706.3    $ 671.9    $665.8    $603.0    $636.2
Ratio of Expenses to Average Net Assets (b)............            .92%            .94%      .99%      .95%      .87%     1.03%
Ratio of Net Investment Income to Average Net Assets
  (b)..................................................           5.66%           6.09%     6.60%     7.05%     6.48%     6.95%
Portfolio Turnover.....................................             66%*            63%       59%       59%      101%       91%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                 May 1, 1993
                                                   Nine Months              Year Ended December 31,             (Commencement
                                                      Ended          -------------------------------------   of Distributions) to
               Class B Shares                   September 30, 1998    1997      1996      1995      1994      December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....         $14.844         $14.474   $14.983   $13.850   $15.621              $14.670
                                                     -------         -------   -------   -------   -------              -------
  Net Investment Income.....................            .545            .774      .843      .908      .841                 .656
  Net Realized and Unrealized Gain/Loss.....            .229            .384     (.506)    1.071    (1.718)                .945
                                                     -------         -------   -------   -------   -------              -------
Total from Investment Operations............            .774           1.158      .337     1.979     (.877)               1.601
Less Distributions from and in Excess of Net
  Investment Income.........................            .547            .788      .846      .846      .894                 .650
                                                     -------         -------   -------   -------   -------              -------
Net Asset Value, End of the Period..........         $15.071         $14.844   $14.474   $14.983   $13.850              $15.621
                                                     =======         =======   =======   =======   =======              =======
Total Return (a)............................           5.35%*          8.23%     2.40%    14.62%    (5.69%)              11.12%*
Net Assets at End of the Period (In
  millions).................................         $ 279.6         $ 229.6   $ 173.8   $ 137.9   $ 112.4              $  56.6
Ratio of Expenses to Average Net Assets
  (b).......................................           1.68%           1.71%     1.75%     1.70%     1.64%                1.74%
Ratio of Net Investment Income to Average
  Net Assets (b)............................           4.90%           5.30%     5.84%     6.25%     5.70%                5.95%
Portfolio Turnover..........................             66%*            63%       59%       59%      101%                  91%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                               August 13, 1993
                                                   Nine Months              Year Ended December 31,             (Commencement
                                                      Ended          -------------------------------------   of Distributions) to
Class C Shares                                  September 30, 1998    1997      1996      1995      1994      December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....         $14.842         $14.474   $14.987   $13.846   $15.610              $15.030
                                                     -------         -------   -------   -------   -------              -------
  Net Investment Income.....................            .549            .778      .851      .910      .824                 .369
  Net Realized and Unrealized Gain/Loss.....            .225            .378     (.518)    1.077    (1.694)                .580
                                                     -------         -------   -------   -------   -------              -------
Total from Investment Operations............            .774           1.156      .333     1.987     (.870)                .949
Less Distributions from and in Excess of Net
  Investment Income.........................            .547            .788      .846      .846      .894                 .369
                                                     -------         -------   -------   -------   -------              -------
Net Asset Value, End of the Period..........         $15.069         $14.842   $14.474   $14.987   $13.846              $15.610
                                                     =======         =======   =======   =======   =======              =======
Total Return (a)............................           5.35%*          8.23%     2.33%    14.70%    (5.62%)               6.37%*
Net Assets at End of the Period (In
  millions).................................         $  63.2         $  38.6   $  18.8   $   9.5   $   7.6              $   5.2
Ratio of Expenses to Average Net
  Assets (b)................................           1.68%           1.71%     1.75%     1.69%     1.64%                1.82%
Ratio of Net Investment Income to Average
  Net Assets (b)............................           4.90%           5.24%     5.84%     6.19%     5.71%                5.21%
Portfolio Turnover..........................             66%*            63%       59%       59%      101%                  91%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $93,730,196 which expires between September 30, 1999 and September 30, 2006. Of this amount, $1,295,852 will expire on September 30, 1999. Net realized gains or losses may differ for financial reporting and tax

                               September 30, 1998
--------------------------------------------------------------------------------

purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1998.

       At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,050,605,522, the aggregate gross unrealized appreciation is $88,005,962 and the aggregate gross unrealized depreciation is $20,918,216, resulting in net unrealized appreciation on long- and short-term investments of $67,087,746.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

       Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. At December 31, 1997, permanent book and tax differences totaling ($440,473) were reclassified from accumulated distributions in excess of net investment income to capital.

       For the nine months ended September 30, 1998, 99.6% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                % PER
                     AVERAGE NET ASSETS                         ANNUM
------------------------------------------------------------------------
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

       For the nine months ended September 30, 1998, and the year ended December 31, 1997, the Fund recognized expenses of approximately $22,900 and $35,100, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $222,800 and $188,700, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $415,300 and $644,000, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their

                               September 30, 1998
--------------------------------------------------------------------------------

compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At September 30, 1998, capital aggregated $814,716,102, $273,821,581 and
$61,961,273 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                               SHARES             VALUE
-------------------------------------------------------------------------------------------
Sales:
  Class A..................................................   7,418,156       $ 110,301,687
  Class B..................................................   4,566,294          67,862,636
  Class C..................................................   1,827,970          27,149,170
                                                             ----------       -------------
Total Sales................................................  13,812,420       $ 205,313,493
                                                             ==========       =============
Dividend Reinvestment:
  Class A..................................................     923,639       $  13,739,535
  Class B..................................................     245,550           3,652,560
  Class C..................................................      71,508           1,063,729
                                                             ----------       -------------
Total Dividend Reinvestment................................   1,240,697       $  18,455,824
                                                             ==========       =============
Repurchases:
  Class A..................................................  (4,753,839)      $ (70,664,021)
  Class B..................................................  (1,723,537)        (25,610,245)
  Class C..................................................    (306,853)         (4,553,704)
                                                             ----------       -------------
Total Repurchases..........................................  (6,784,229)      $(100,827,970)
                                                             ==========       =============

                               September 30, 1998
--------------------------------------------------------------------------------

       At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                 SHARES             VALUE
---------------------------------------------------------------------------------------------
Sales:
  Class A..................................................     6,584,725       $  95,897,790
  Class B..................................................     5,414,821          78,851,895
  Class C..................................................     1,645,028          24,015,792
                                                               ----------       -------------
Total Sales................................................    13,644,574       $ 198,765,477
                                                               ==========       =============
Dividend Reinvestment:
  Class A..................................................     1,260,959       $  18,367,805
  Class B..................................................       276,853           4,036,121
  Class C..................................................        52,358             764,110
                                                               ----------       -------------
Total Dividend Reinvestment................................     1,590,170       $  23,168,036
                                                               ==========       =============
Repurchases:
  Class A..................................................    (6,688,927)      $ (97,347,533)
  Class B..................................................    (2,235,801)        (32,600,924)
  Class C..................................................      (397,427)         (5,809,634)
                                                               ----------       -------------
Total Repurchases..........................................    (9,322,155)      $(135,758,091)
                                                               ==========       =============

       At December 31, 1996, capital aggregated $744,740,084, $177,733,309 and
$19,349,267 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                 SHARES             VALUE
---------------------------------------------------------------------------------------------
Sales:
  Class A..................................................     6,370,895       $  92,301,711
  Class B..................................................     4,180,416          60,439,439
  Class C..................................................       787,103          11,355,048
                                                               ----------       -------------
Total Sales................................................    11,338,414       $ 164,096,198
                                                               ==========       =============
Dividend Reinvestment:
  Class A..................................................     1,326,707       $  19,189,337
  Class B..................................................       229,488           3,317,782
  Class C..................................................        33,851             489,166
                                                               ----------       -------------
Total Dividend Reinvestment................................     1,590,046       $  22,996,285
                                                               ==========       =============
Repurchases:
  Class A..................................................    (5,711,728)      $ (82,614,355)
  Class B..................................................    (1,605,061)        (23,186,460)
  Class C..................................................      (153,484)         (2,209,363)
                                                               ----------       -------------
Total Repurchases..........................................    (7,470,273)      $(108,010,178)
                                                               ==========       =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year

                               September 30, 1998
--------------------------------------------------------------------------------

following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT
                                                                  DEFERRED
                                                                SALES CHARGE
                     YEAR OF REDEMPTION                      CLASS B    CLASS C
-------------------------------------------------------------------------------
First.......................................................   4.00%      1.00%
Second......................................................   3.75%       None
Third.......................................................   3.50%       None
Fourth......................................................   2.50%       None
Fifth.......................................................   1.50%       None
Sixth.......................................................   1.00%       None
Seventh and Thereafter......................................    None       None

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $294,400 and $315,200, respectively, and CDSC on redeemed shares of approximately $470,000 and $520,700, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $823,883,011 and $687,842,578, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $653,314,161 and $564,013,425, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in options for the nine months ended September 30, 1998, and the year ended December 31, 1997, were as follows:

                                                             CONTRACTS      PREMIUM
-------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................     -0-      $       -0-
Options Written and Purchased (Net).........................  29,222         (899,313)
Options Terminated in Closing Transactions (Net)............ (15,576)        (687,585)
Options Exercised (Net).....................................    (500)         519,660
Options Expired (Net)....................................... (13,146)       1,067,238
                                                              ------      -----------
Outstanding at December 31, 1997............................     -0-              -0-
Options Written and Purchased (Net).........................  11,650         (157,409)
Options Terminated in Closing Transactions (Net)............  (5,050)        (274,812)
Options Expired (Net).......................................  (5,850)         441,771
                                                              ------      -----------
Outstanding at September 30, 1998...........................     750      $     9,550
                                                              ======      ===========

       The description and market values of the option contracts outstanding as of September 30, 1998 are as follows:

                                                                                 MARKET
                                                                 EXP. MONTH/      VALUE
DESCRIPTION                                          CONTRACTS   STRIKE PRICE   OF OPTION
-----------------------------------------------------------------------------------------
U.S. TREASURY BOND FUTURES
November 1998- Written Call........................     500           Nov/132   $(492,188)
November 1998- Purchased Call......................     250           Nov/131     289,063
                                                        ---                     ---------
                                                        750                     $(203,125)
                                                        ===                     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in futures contracts for the nine months ended September 30, 1998, and the year ended December 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................      426
Futures Opened..............................................    7,884
Futures Closed..............................................   (7,862)
                                                              -------
Outstanding at December 31, 1997............................      448
Futures Opened..............................................    8,900
Futures Closed..............................................   (8,748)
                                                              -------
Outstanding at September 30, 1998...........................      600
                                                              =======

       The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                         APPRECIATION/
                                                             CONTRACTS   (DEPRECIATION)
---------------------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures Dec. 1998
  (Current notional value $131,469 per contract)............    200         $ 392,130
Short Contracts -- Municipal Bond Futures Dec. 1998 (Current
  notional value $128,375 per contract).....................    400         ( 634,490)
                                                                ---         ---------
                                                                600         ($242,360)
                                                                ===         =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997 are payments retained by Van Kampen of approximately $1,677,200 and $1,751,600, respectively.

                               September 30, 1998
--------------------------------------------------------------------------------

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its net assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of
 .45% above the federal funds rate. The interest rate in effect at September 30, 1998 was 6.20%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

       The average daily balance of bank borrowings for the nine months ended September 30, 1998 was approximately $3,003,400 with an average interest rate of 5.98%. At September 30, 1998, borrowings under this agreement represented 1.5% of the Fund's net assets.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN INSURED TAX FREE INCOME FUND


     Van Kampen Insured Tax Free Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.



     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective and Policies...........................   B-3
Investment Restrictions.....................................   B-16
Description of Securities Ratings...........................   B-17
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-22
Trustees and Officers.......................................   B-23
Investment Advisory and Other Services......................   B-32
Distribution and Service....................................   B-33
Transfer Agent..............................................   B-36
Portfolio Transactions and Brokerage Allocation.............   B-36
Shareholder Services........................................   B-38
Redemption of Shares........................................   B-40
Contingent Deferred Sales Charge-Class A....................   B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................   B-40
Taxation....................................................   B-42
Fund Performance............................................   B-45
Other Information...........................................   B-48
Report of Independent Accountants...........................   F- 1
Financial Statements........................................   F- 2
Notes to Financial Statements...............................   F-17



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Fund was subsequently reorganized into a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
R T Kelley..................................................  61,196.24        C           16.54%
 PO Box 237
 Canadian, TX 79014-0237
Merrill Lynch Pierce Fenner & Smith Inc.....................  24,559.09        C            6.64%
 for the Sole Benefit of its Customers
 Attn: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Donaldson Lufkin Jenrette...................................  21,478.68        C            5.81%
 Securities Corp Inc
 PO Box 2052
 Jersey City, NJ 07303-2052


                       INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.



     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


     Although the municipal securities in which the Fund may invest will be insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or will be insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the

Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintained margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the Securities and Exchange Commission and the Commodity Futures Trading Commission.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.


     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.



                       DESCRIPTION OF SECURITIES RATINGS



     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE



     BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



    A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/

     A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



     MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



          Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.



          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.



           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.


         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     AAA. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

     AA. Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

     A. Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

     BBB. Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Note: Plus (+) and minus (-) signs indicate relative standing within a category, and are not indications of likely upgrades or downgrades.

DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Note: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        9,790                    2,652               60,000             125,200
Jack E. Nelson                          9,790                   18,385               60,000             125,200
Phillip B. Rooney                       9,790                    6,002               60,000             125,200
Dr. Fernando Sisto                      9,790                   68,615               60,000             125,200
Wayne W. Whalen                         9,790                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation
   (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------            -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.525% on the first $500 million of average daily net assets; 0.500% on the next $500 million of average daily net assets, 0.475% on the next $500 million of average daily net assets; and 0.450% on the average daily net assets over $1,500 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received approximately $5,135,400, $6,799,900 and $6,928,000, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received approximately $278,100, $233,500 and $43,900, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received approximately $18,400, $28,300 and $39,400, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................   $  836,106       $ 99,052
Fiscal Year Ended December 31, 1997.........................   $1,239,728       $259,984
Fiscal Year Ended December 31, 1996.........................   $1,589,072       $405,829

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     For shares sold prior to July 1, 1987, (the "Implementation Date"), the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the Implementation Date, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $600,476 and $6,324 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.83% and 0.09% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $2,236,646 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $532,297 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $400,590 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $131,707 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $43,306 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $16,900 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $26,406 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating approximately $625,000, $921,500 and $1,272,800, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal period ended September 30, 1998....................  $ 90,152       --         --
  Fiscal year ended December 31, 1997.......................  $211,776       $0         $0
  Fiscal year ended December 31, 1996.......................  $      0       $0         NA
Fiscal period ended September 30, 1998 Percentages:
  Commissions with affiliate to total commissions...........                 --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 --         --



                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


     FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.


     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     GENERAL. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.
     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.
     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge of 4.75%; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.
     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.
     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.
     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The average total return, including payment of the maximum sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 3.34%; (ii) the five year period ended September 30, 1998 was 4.59% and (iii) the ten year period ended September 30, 1998 was 7.37%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.11%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.58%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 1998 was 7.16%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was 224.70%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was 240.85%.


CLASS B SHARES


     The average total return, including payment of CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 3.68%,
(ii) the five year period ended September 30, 1998 was 4.57% and (iii) the approximately five year, five month period from May 1, 1993 (the commencement of distribution) through September 30, 1998 was 5.30%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 2.49%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.07%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 1998 was 6.36%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 32.26%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 33.26%.


CLASS C SHARES


     The average total return, including payment of CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 6.68%,
(ii) the five year period ended September 30, 1998 was 4.81% and (iii) the approximately five year, one month period from August 13, 1993 (commencement of distribution) through September 30, 1998 was 5.11%.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 2.51%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.07%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 1998 was 6.36%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 29.14%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 29.14%.


                               OTHER INFORMATION

     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG  LLP
Chicago, Illinois
November 5, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.8%
          ALABAMA  2.1%
$ 2,250   Alabama St Brd Edl Rev Shelton St Cmnty College (MBIA
          Insd).......................................................   6.000%  10/01/14  $    2,511,360
  1,955   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   6.750   08/15/17       2,231,730
  1,900   Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee
          Insd).......................................................   5.875   08/15/25       2,045,122
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC Insd)......   5.875   02/15/20       2,692,400
  2,000   Lauderdale Cnty & Florence AL Hlthcare Auth Rev Eliza Coffee
          Mem Hosp Rfdg (MBIA Insd)...................................   5.750   07/01/19       2,163,440
  4,000   Madison Alabama Wts Ser C (MBIA Insd).......................   5.000   09/01/27       4,012,320
  3,130   Montgomery, AL Edl Bldg Auth Faulkner Univ Proj (AMBAC Insd)
          (a).........................................................   5.000   10/01/23       3,134,194
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev Decatur Genl
          Hosp Rfdg (Connie Lee Insd).................................   6.250   03/01/13       6,088,005
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA Insd).........   6.500   04/01/16       2,720,208
  1,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/21       1,514,520
  1,000   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/25       1,081,800
                                                                                           --------------
                                                                                               30,195,099
                                                                                           --------------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R (FSA Insd)................   6.600   12/01/07       2,637,624
                                                                                           --------------
          ARIZONA  1.3%
 11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd)...............   6.250   09/01/10      11,988,130
  2,110   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington
          Proj Tucson Ser A Rfdg (FSA Insd)...........................   7.250   07/15/10       2,360,246
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.000   09/01/12       2,090,925
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.125   09/01/17       1,946,927
                                                                                           --------------
                                                                                               18,386,228
                                                                                           --------------
          CALIFORNIA  16.8%
  4,290   Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist No 1989
          (FGIC Insd).................................................   5.300   08/01/15       4,565,676
  2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev
          Ser A (FSA Insd)............................................   6.000   12/15/14       3,195,669
  5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA
          Insd).......................................................   5.650   06/01/15       5,302,700
 10,000   California Hlth Fac Fin Auth Rev Sutter Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.700   01/01/13      10,176,900
  3,415   California Pub Cap Impt Fin Auth Rev Pooled Proj Ser B (BIGI
          Insd).......................................................   8.100   03/01/18       3,496,243
 10,000   California St Pub Wks Brd Lease Rev Dept of Corrections CA
          St Prison D Susanville (MBIA Insd)..........................   5.375   06/01/18      10,396,500
 10,000   California Statewide Cmntys Dev Auth Rev Sherman Oaks
          Project Ser A Rfdg (AMBAC Insd).............................   5.000   08/01/22      10,274,300
 16,770   Capistrano, CA Uni Pub Fin Auth Spl Tax Rev First Lien Ser A
          Rfdg (AMBAC Insd)...........................................   5.700   09/01/16      18,469,304
  6,420   Central Vly Sch Dist Fin Auth CA Cap Apprec Sch Dist Ser A
          Rfdg (MBIA Insd)............................................       *   08/01/09       4,037,987
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd)..................   6.200   09/01/18       3,349,200
    220   Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj Ser
          3 (BIGI Insd)...............................................   8.000   07/01/18         226,818
    805   Corona Norco, CA Uni Sch Dist Lease Rev Partn Insd Land
          Acquis Ser A (FSA Insd).....................................   6.000   04/15/19         893,703
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac Refin (FGIC
          Insd).......................................................   6.300   09/01/12       1,355,938
    425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd)..............   6.700   08/01/21         542,861
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts Rfdg (AMBAC Insd)......................................       *   09/01/17       1,875,361
  6,500   Grossmont, CA Union High Sch Dist Ctfs Partn (MBIA Insd)....       *   11/15/21       1,503,385
  7,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA
          Insd).......................................................   6.625   11/01/22       7,952,560
  1,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj
          (Prerefunded @ 11/01/02) (FSA Insd).........................   6.500   11/01/12       1,131,360
  3,500   Los Angeles Cnty, CA Cap Asset Lease Corp Leasehold Rev Rfdg
          (AMBAC Insd)................................................   6.000   12/01/16       3,846,080
  5,350   Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev First
          Tier Prop A Ser A Rfdg (FSA Insd) (a).......................   5.000   07/01/04       5,581,441
 13,480   Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev Prop A
          Second Tier Rfdg (MBIA Insd)................................   6.000   07/01/21      14,946,085
  3,000   Los Angeles, CA Cmnty Redev Agy Tax Alloc Bunker Hill Ser H
          Rfdg (FSA Insd).............................................   6.500   12/01/14       3,410,160
  1,830   Los Angeles, CA Ser A (FGIC Insd)...........................   6.125   09/01/13       2,054,724
  7,500   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1 Ser A Rfdg
          (MBIA Insd).................................................   6.700   10/01/21       8,401,350
  1,290   Martinez, CA Uni Sch Dist Ctfs Elig Rfdg (FSA Insd).........   6.000   08/01/09       1,370,483
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg (AMBAC
          Insd).......................................................   6.000   07/01/20       2,195,880
 13,610   Norco, CA Redev Agy Tax Alloc Norco Redev Proj Area No 1
          Rfdg (MBIA Insd)............................................   6.250   03/01/19      14,864,978

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,500   North City West, CA Sch Fac Fin Auth Spl Tax Ser B Rfdg (FSA
          Insd).......................................................   6.000%  09/01/19  $    1,669,005
  2,860   Orange Cnty, CA Ctfs Partn Juvenile Justice Cent Fac Rfdg
          (AMBAC Insd)................................................   6.000   06/01/17       3,107,304
  2,760   Palmdale, CA Civic Auth Rev Merged Redev Proj Areas Ser A
          (MBIA Insd).................................................   6.000   09/01/15       3,100,832
  2,160   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/11       2,411,878
  2,295   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/12       2,562,620
  2,435   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/13       2,718,945
  2,585   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/14       2,886,437
  2,750   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/15       3,070,678
  2,000   Perris, CA Pub Fin Auth Local Agy Rev Parity Ser F (FSA
          Insd).......................................................   5.850   09/01/24       2,211,480
  1,400   Reedley, CA Pub Fin Auth Lease Rev Wastewtr Treatment Plant
          Proj (AMBAC Insd)...........................................   6.050   05/01/15       1,504,356
  2,945   Rubidoux, CA Cmnty Svcs Dist Ctfs Partn Wtr Sys Impt Rfdg
          (AMBAC Insd)................................................   5.050   12/01/17       3,091,278
  4,170   Rubidoux, CA Cmnty Svcs Dist Ctfs Partn Wtr Sys Impt Rfdg
          (AMBAC Insd)................................................   5.100   12/01/24       4,403,186
  5,000   Sacramento, CA Cogeneration Auth Cogeneration Proj Rev (MBIA
          Insd).......................................................   5.000   07/01/17       5,113,500
  3,900   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg (MBIA
          Insd).......................................................   5.750   08/15/13       4,170,699
 13,800   San Bernardino Cnty, CA Ctfs Partn Ser B (Embedded Swap)
          (MBIA Insd).................................................   7.000   07/01/16      15,169,374
  1,000   San Jose, CA Fin Auth Rev Convention Cent Proj Ser C Rfdg
          (FSA Insd)..................................................   6.300   09/01/09       1,092,180
  2,500   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac Replacement
          Proj Ser A (Prerefunded @ 11/15/04) (AMBAC Insd)............   6.875   11/15/14       2,981,925
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg & Impt (AMBAC
          Insd).......................................................   6.200   07/02/09       1,100,650
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC Insd)...............   6.200   09/01/09       2,192,700
  2,510   Solano Cnty, CA Ctfs Partn Solano Park Hosp Proj (FSA
          Insd).......................................................   5.750   08/01/14       2,754,323
 12,600   Southern CA Pub Pwr Auth Transmission Proj Rev (FSA Insd)...   6.000   07/01/12      13,688,136
  3,370   Stockton, CA Pub Fin Auth Rev Ser A Rfdg (FSA Insd).........   5.875   09/02/16       3,764,526
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg (FSA Insd)....   6.000   09/01/25       2,778,125
  1,000   Temecula Vly, CA Uni Sch Dist Ser B Rfdg (FGIC Insd)........   6.000   09/01/12       1,091,840
  2,460   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg (MBIA Insd)....   6.750   01/01/12       2,479,778
  3,845   Vista, CA Uni Sch Dist Ctfs Partn Ser A Rfdg (FSA Insd).....       *   11/01/17       1,302,955
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg
          (FSA Insd)..................................................   6.500   09/01/14       2,325,320
                                                                                           --------------
                                                                                              240,161,676
                                                                                           --------------
          COLORADO  2.2%
  2,090   Colorado Hlth Fac Auth Rev Sisters of Charity Hlthcare Ser A
          (Prerefunded @ 05/15/01) (MBIA Insd)........................   6.000   05/15/13       2,213,122
 17,750   Denver, CO City & Cnty Arpt Rev Ser A (MBIA Insd)...........   5.700   11/15/25      19,312,888
  5,500   Denver, CO City & Cnty Arpt Rev Ser D Rfdg (MBIA Insd)......   5.500   11/15/25       5,845,125
     10   Jefferson Cnty, CO Single Family Mtg Rev Ser A Rfdg (MBIA
          Insd).......................................................   8.875   10/01/13          10,698
  2,050   Thornton, CO Rfdg (FGIC Insd)...............................       *   12/01/11       1,148,226
  1,100   Thornton, CO Rfdg (FGIC Insd)...............................       *   12/01/15         497,101
  2,000   Westminster, CO Wtr & Wastewtr Util Enterprise Rev (AMBAC
          Insd).......................................................   6.250   12/01/14       2,232,740
                                                                                           --------------
                                                                                               31,259,900
                                                                                           --------------
          DISTRICT OF COLUMBIA  0.0%
    250   District of Columbia Ser B Rfdg (MBIA Insd).................       *   06/01/04         199,278
                                                                                           --------------
          FLORIDA  5.3%
  1,350   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC Insd).........   5.500   05/01/25       1,429,002
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/03       1,201,365
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/04         841,138
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/05       1,470,292
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/06       1,620,831
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/07       1,779,525
  2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd)................  12.000   10/01/04       2,986,401
    175   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.650   09/01/10         185,560

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   755   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.700%  09/01/24  $      799,681
  1,410   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)...................................   6.250   03/01/15       1,588,873
  2,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)..............   6.100   10/01/18       2,244,680
  1,000   Key West, FL Util Brd Elec Rev Ser D (AMBAC Insd)...........       *   10/01/13         503,970
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse Fltg) (MBIA
          Insd).......................................................   9.468   04/01/20       4,695,000
 15,825   Miami Dade Cnty, FL Solid Waste Sys Rev (AMBAC Insd)........   4.750   10/01/18      15,754,104
 14,275   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA Insd).............   5.000   10/01/37      14,343,234
  6,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg) (MBIA
          Insd).......................................................   8.796   10/29/21       7,162,500
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A (Prerefunded @
          08/01/04) (AMBAC Insd)......................................   6.375   08/01/15       2,281,540
  1,090   Sarasota Cnty, FL Util Sys Rev (Prerefunded @ 10/01/04)
          (FGIC Insd).................................................   6.500   10/01/14       1,263,070
 10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Ser A
          Rfdg (MBIA Insd)............................................   6.625   12/01/13      11,433,500
  1,750   Tampa, FL Rev Hlth Sys Catholic Hlth Ser A1 (MBIA Insd).....   4.875   11/15/23       1,727,425
                                                                                           --------------
                                                                                               75,311,691
                                                                                           --------------
          GEORGIA  2.9%
  1,250   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250   12/01/08       1,381,288
  1,750   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250   12/01/17       1,922,638
 15,550   Georgia Muni Elec Auth Pwr Rev Ser Y (AMBAC Insd)...........   6.400   01/01/13      18,568,566
 10,000   Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA Insd)............   6.500   01/01/17      12,251,300
  6,500   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *   01/01/07       4,649,970
  4,750   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *   01/01/08       3,233,468
                                                                                           --------------
                                                                                               42,007,230
                                                                                           --------------
          HAWAII  1.0%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA Insd)............   6.400   07/01/08      14,306,031
                                                                                           --------------
          ILLINOIS  19.8%
  1,000   Berwyn, IL (MBIA Insd)......................................   7.000   11/15/10       1,081,490
  5,000   Chicago, IL (FGIC Insd).....................................   5.500   01/01/21       5,316,850
  5,000   Chicago, IL Lakefront Millennium Parking Fac (MBIA Insd)....   5.000   01/01/18       5,045,250
  1,400   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC Insd).......   5.750   12/01/20       1,540,686
 25,725   Chicago, IL Brd of Ed Chicago Sch Reform (MBIA Insd)........   6.000   12/01/26      28,461,111
 16,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC Insd).......   5.750   12/01/27      17,582,560
 22,000   Chicago, IL Brd of Ed Chicago Sch Reform Ser A (AMBAC
          Insd).......................................................   5.250   12/01/30      22,474,320
  6,950   Chicago, IL Midway Arpt Rev Ser B (MBIA Insd)...............   5.000   01/01/28       6,901,906
 24,925   Chicago, IL Midway Arpt Rev Ser B (MBIA Insd)...............   5.000   01/01/35      24,778,441
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago Transit Auth
          (AMBAC Insd)................................................   6.600   01/01/15       3,081,080
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *   01/01/06       2,583,448
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *   01/01/07       2,203,370
  4,150   Chicago, IL Skyway Toll Brdg Rev (MBIA Insd)................   5.500   01/01/23       4,408,670
  2,000   Chicago, IL Wastewtr Transmission Rev (FGIC Insd)...........   5.125   01/01/25       2,017,440
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.400   01/01/01       1,098,030
  5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/03       6,582,245
  8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/04      10,340,150
  2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/05       3,086,291
  3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07       4,588,325
  1,280   Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor
          (AMBAC Insd)................................................       *   12/01/05         956,838
  8,280   Cook Cnty, IL Cnty Juvenile Detention Ser A (AMBAC Insd)....       *   11/01/08       5,417,687
  1,505   Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA Insd).......   8.200   12/01/14       2,113,607
  1,775   Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA Insd).......   8.100   12/01/16       2,499,147
  5,500   Cook County, IL Ser A Rfdg (AMBAC Insd).....................   5.000   11/15/22       5,495,875
  1,115   Evanston, IL Residential Mtg Rev (AMBAC Insd)...............   6.375   01/01/09       1,186,472

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth Edison Co Proj
          Ser D Rfdg (AMBAC Insd).....................................   6.750%  03/01/15  $   11,455,700
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          First Mtg Rfdg (MBIA Insd)..................................   7.400   12/01/24      41,266,050
  5,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          Rfdg (MBIA Insd)............................................   5.400   03/01/28       5,114,250
  2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA
          Insd).......................................................   6.650   02/01/11       2,427,920
  5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 Rfdg
          (FSA Insd)..................................................   6.650   02/01/12       5,846,487
  6,015   Illinois Edl Fac Auth Rev Lake Forest College (MBIA Insd)...   5.000   10/01/28       5,973,376
    971   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B (MBIA
          Insd).......................................................   7.900   08/15/03         984,196
    220   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B Rfdg
          (MBIA Insd).................................................   7.900   08/15/03         253,726
  5,000   Illinois Hlth Fac Auth Rev Hosp Sisters Svcs (Inverse Fltg)
          (MBIA Insd).................................................   9.467   06/19/15       6,037,500
  5,000   Illinois Hlth Fac Auth Rev Methodist Hlth Proj (Inverse
          Fltg) (AMBAC Insd)..........................................   9.872   05/18/21       5,937,500
  3,400   Illinois Hlth Fac Auth Rev Rush Presbyterian Saint Luke Hosp
          (Inverse Fltg) (MBIA Insd)..................................   9.818   10/01/24       4,046,000
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln Hlth Rfdg
          (AMBAC Insd)................................................   6.000   01/01/27       3,284,790
  1,320   Kane Cnty, IL Sch Dist No 129 Aurora West Side (FSA Insd)...   5.000   02/01/14       1,344,064
  5,350   Melrose Park, IL Wtr Rev Ser A (MBIA Insd)..................   5.200   07/01/18       5,490,812
  2,625   Melrose Park, IL Wtr Rev Ser A (MBIA Insd)..................   5.000   07/01/20       2,627,809
  6,110   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *   12/01/06       4,364,739
  3,000   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *   12/01/07       2,047,440
  1,185   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd).................   8.000   12/01/04       1,443,591
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd).................   8.000   12/01/05       1,600,262
  1,500   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C (FSA Insd)...       *   10/01/13         743,865
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C (FSA Insd)...       *   10/01/14         472,520
                                                                                           --------------
                                                                                              283,603,886
                                                                                           --------------
          INDIANA  0.6%
  2,000   Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd)................   9.750   08/01/09       2,644,560
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj Rfdg &
          Impt (MBIA Insd)............................................   6.400   05/01/12       5,441,250
  1,000   Marion Cnty, IN Convention & Rectl Fac Auth Excise Tax Rev
          Lease Rental Ser A (AMBAC Insd).............................   7.000   06/01/21       1,091,960
                                                                                           --------------
                                                                                                9,177,770
                                                                                           --------------
          KANSAS  3.0%
 38,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) (b).............................................   7.000   06/01/31      42,296,013
                                                                                           --------------
          KENTUCKY  0.2%
     20   Kentucky Cntys Single Family Mtg Presbyterian Homes Ser A
          Rfdg (MBIA Insd)............................................   8.625   09/01/15          20,252
  2,000   Kentucky Econ Dev Fin Auth Hosp Fac Rev Rfdg (Connie Lee
          Insd).......................................................   5.700   02/01/28       2,144,340
                                                                                           --------------
                                                                                                2,164,592
                                                                                           --------------
          LOUISIANA  1.6%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.375   12/01/12       4,849,748
  5,530   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.500   12/01/18       6,756,056
    310   Louisiana Pub Fac Auth Rev Med Cent LA at New Orleans Proj
          (Connie Lee Insd)...........................................   6.250   10/15/10         332,488
  4,150   Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap Fac Our Lady
          Med Cent Ser C (BIGI Insd)..................................   8.200   12/01/15       4,264,872
  5,000   Louisiana Pub Fac Auth Rev Tulane Univ of LA (AMBAC Insd)...   6.050   10/01/25       5,559,200
 10,000   New Orleans, LA Home Mtg Auth Single Family Mtg Rev 1985 Ser
          A (MBIA Insd)...............................................       *   09/15/16       1,598,500
                                                                                           --------------
                                                                                               23,360,864
                                                                                           --------------
          MAINE  0.3%
  2,750   Easton, ME Indl Dev McCain Food Inc Proj Ser 1985 (AMBAC
          Insd).......................................................   9.200   08/01/99       2,790,920
     35   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd).......   7.100   07/01/14          40,894
  1,715   Maine Hlth & Higher Edl Fac Auth Rev Ser B (Prerefunded @
          07/01/04) (FSA Insd)........................................   7.100   07/01/14       2,023,768
                                                                                           --------------
                                                                                                4,855,582
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MASSACHUSETTS 0.9%
$ 1,700   Massachusetts St Hlth & Edl Fac Auth Rev Mt Auburn Hosp Ser
          B1 (MBIA Insd)..............................................   6.250%  08/15/14  $    1,902,062
  1,555   Massachusetts St Indl Fin Agy Rev Western New England
          College (AMBAC Insd)........................................   5.000   07/01/18       1,570,737
  3,750   Massachusetts St Wtr Res Auth Houston Ind Inc Proj Ser A
          (FSA Insd)..................................................   4.750   08/01/37       3,627,225
  3,250   Massachusetts St Wtr Res Auth Genl Ser A (FGIC Insd)........   5.500   11/01/21       3,437,525
  1,920   Worcester, MA (MBIA Insd)...................................   5.000   08/01/17       1,960,992
                                                                                           --------------
                                                                                               12,498,541
                                                                                           --------------
          MICHIGAN  2.7%
  2,325   Bay City, MI (AMBAC Insd)...................................       *   06/01/15       1,066,547
  1,000   Bay City, MI (AMBAC Insd)...................................       *   06/01/16         433,270
  3,250   Central MI Univ Rev (FGIC Insd).............................   5.625   10/01/22       3,646,955
  1,100   Central MI Univ Rev (FGIC Insd).............................   5.500   10/01/26       1,224,531
  2,175   Clintondale, MI Cmnty Sch Rfdg (FSA Insd)...................   5.125   05/01/28       2,197,881
  2,000   Durand, MI Area Schs (FGIC Insd)............................   5.375   05/01/23       2,080,780
  5,000   Ecorse, MI Pub Sch Dist (FGIC Insd).........................   5.500   05/01/27       5,336,850
  3,000   Lake Shore, MI Pub Schs Macomb Cnty (FSA Insd)..............   5.500   05/01/20       3,171,090
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC Insd).................       *   05/01/21       5,624,010
  5,000   Michigan St Hosp Fin Auth Rev Hosp Sparrow Oblig Group (MBIA
          Insd).......................................................   6.000   11/15/36       5,529,900
  2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (AMBAC
          Insd).......................................................   4.850   04/01/04       2,052,400
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap Apprec (Prerefunded @
          05/01/07) (MBIA Insd).......................................       *   05/01/17       1,753,350
  5,115   Wayne Charter Cnty, MI Arpt Rev Detroit Metropolitan Wayne
          County Airport B (MBIA Insd)................................   5.000   12/01/28       5,075,239
                                                                                           --------------
                                                                                               39,192,803
                                                                                           --------------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran Ser B Rfdg (FSA
          Insd).......................................................   6.650   03/01/17       1,098,120
  5,600   Minneapolis-St Paul, MN Hsg & Redev Auth Hlthcare Sys Rev
          Hlth One Ser A (MBIA Insd)..................................   7.400   08/15/11       6,061,832
                                                                                           --------------
                                                                                                7,159,952
                                                                                           --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev Wastewtr Treatment
          Fac Ser A Rfdg (FGIC Insd)..................................   8.500   02/01/13       1,412,540
                                                                                           --------------
          MISSOURI  0.6%
  1,985   Green Cnty, MO Single Family Mtg Rev (AMBAC Insd)...........       *   12/01/16         336,815
  4,585   Missouri St Hlth & Edl Fac Auth (MBIA Insd).................   6.250   06/01/16       4,988,984
  1,065   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Rfdg
          (Prerefunded @ 06/01/02) (MBIA Insd)........................   6.250   06/01/16       1,174,972
    175   Saint Louis Cnty, MO Single Family Mtg Rev (AMBAC Insd).....   9.250   10/01/16         190,708
  2,000   St Charles Cnty, MO Cmnty College (FGIC Insd)...............   5.000   02/15/16       2,042,680
                                                                                           --------------
                                                                                                8,734,159
                                                                                           --------------
          NEVADA  0.7%
  1,000   Carson City, NV Hosp Rev Ser B (AMBAC Insd).................   5.400   03/01/17       1,047,700
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C Rfdg (AMBAC
          Insd).......................................................   7.200   10/01/22       2,253,220
  4,355   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser C
          (Prerefunded @ 01/01/00) (BIGI Insd)........................   7.750   07/01/15       4,657,107
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA Insd).....................       *   07/01/07       2,596,597
                                                                                           --------------
                                                                                               10,554,624
                                                                                           --------------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev (AMBAC Insd)...   6.000   10/01/26       5,535,500
  2,500   New Hampshire St Tpk Sys Rev Rfdg (Inverse Fltg) (FGIC
          Insd).......................................................   9.860   11/01/17       3,396,875
                                                                                           --------------
                                                                                                8,932,375
                                                                                           --------------
          NEW JERSEY  0.7%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd).............................   6.800   01/01/14       6,062,485
  3,625   Morristown, NJ Rfdg (FSA Insd)..............................   6.400   08/01/14       4,161,826
                                                                                           --------------
                                                                                               10,224,311
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          NEW YORK  7.9%
$ 8,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A (MBIA
          Insd).......................................................   5.625%  07/01/27  $    8,656,320
  3,250   Metropolitan Tran Auth NY Dedicated Tax Fund Ser A (FGIC
          Insd).......................................................   5.000   04/01/23       3,262,707
  2,090   New York City Ser G (MBIA Insd).............................   5.750   02/01/14       2,274,861
  4,350   New York City Indl Dev Agy Civic Fac Rev USTA Natl Tennis
          Cent Proj (FSA Insd)........................................   6.375   11/15/14       4,912,150
     50   New York City Ser C Subser C1 (FSA Insd)....................   6.250   08/01/09          54,883
 18,000   New York City Ser G (FGIC Insd).............................   5.750   02/01/14      19,592,100
  3,000   New York St Dorm Auth Lease Rev Muni Hlth Fac Impt Pgm Ser A
          (FSA Insd)..................................................   5.500   05/15/25       3,171,720
  2,775   New York St Dorm Auth Rev City Univ Ser C (FGIC Insd).......   7.000   07/01/14       2,972,247
  1,175   New York St Dorm Auth Rev City Univ Ser C (Prerefunded @
          07/01/00) (AMBAC Insd)......................................   7.000   07/01/14       1,265,616
  4,700   New York St Dorm Auth Rev Insd Pace Univ Rfdg (MBIA Insd)...   5.750   07/01/26       5,194,205
    170   New York St Med Care Fac Fin Agy Rev IBC Mental Hlth Svcs
          Ser A (MBIA Insd)...........................................   7.750   08/15/10         181,810
  1,000   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Ser E
          (FSA Insd)..................................................   6.500   08/15/15       1,140,160
 23,535   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A
          (Prerefunded @ 02/15/05) (AMBAC Insd).......................   6.750   08/15/14      27,691,987
  3,400   New York St Muni Bond Bank Agy Spl Pgm Rev Rochester Ser A
          (Prerefunded @ 09/15/01) (MBIA Insd)........................   6.625   03/15/06       3,726,128
  1,500   New York St Urban Dev Corp Rev Correctional Fac Rfdg (AMBAC
          Insd).......................................................   5.250   01/01/18       1,538,820
 13,500   New York, NY Ser I (MBIA Insd)..............................   5.000   05/15/23      13,528,755
 14,000   New York, NY Ser I (MBIA Insd)..............................   5.000   05/15/28      14,029,820
                                                                                           --------------
                                                                                              113,194,289
                                                                                           --------------
          NORTH CAROLINA  0.2%
  1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Projs (FGIC Insd)...   6.625   06/01/14       1,414,738
  2,000   North Carolina Med Care Comm Hosp Rev Alamance Regl Med Cent
          Inc (FSA Insd)..............................................   5.000   08/15/16       2,047,620
                                                                                           --------------
                                                                                                3,462,358
                                                                                           --------------
          NORTH DAKOTA  0.8%
  4,595   Grand Forks, ND Sales Tax Rev Aurora Proj Ser A (MBIA
          Insd).......................................................   5.625   12/15/29       4,939,625
  5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg
          (AMBAC Insd)................................................   7.200   06/30/13       6,324,850
                                                                                           --------------
                                                                                               11,264,475
                                                                                           --------------
          OHIO  4.4%
  5,000   Clermont Cnty, OH Hosp Fac Rev Muni (Inverse Fltg) (AMBAC
          Insd).......................................................   9.596   10/05/21       6,000,000
  2,010   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA Insd)..........   6.500   11/15/09       2,330,495
  2,285   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA Insd)..........   6.500   11/15/10       2,649,343
  9,600   Franklin Cnty, OH Convention Fac Auth Tax Lease Rev Antic
          (MBIA Insd).................................................   5.000   12/01/27       9,668,832
  7,500   Hamilton Cnty, OH Hosp Fac Rev Childrens Hosp Med Cent Ser G
          (MBIA Insd).................................................   4.750   05/15/28       7,233,900
 10,000   Hamilton Cnty, OH Hosp Fac Rev Childrens Hosp Med Cent Ser G
          (MBIA Insd).................................................   5.000   05/15/23      10,022,000
 20,700   Hamilton Cnty, OH Sales Tax Hamilton Cnty Football Proj B
          (MBIA Insd).................................................   5.000   12/01/18      21,015,261
  1,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl Cleveland Co
          Proj Rfdg (FGIC Insd).......................................   8.000   12/01/13       1,733,550
  2,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH Edison Ser A
          Rfdg (FGIC Insd)............................................   7.450   03/01/16       2,668,700
                                                                                           --------------
                                                                                               63,322,081
                                                                                           --------------
          OKLAHOMA  0.5%
  2,100   Edmond, OK Pub Wks Auth Util Rev Rfdg (MBIA Insd)...........   5.000   07/01/18       2,110,311
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/20       1,825,208
  2,440   Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser A (MBIA
          Insd).......................................................   7.200   03/01/11       2,579,983
                                                                                           --------------
                                                                                                6,515,502
                                                                                           --------------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vets Home (FSA Insd).........................   6.200   06/01/13       1,111,840
                                                                                           --------------
          PENNSYLVANIA  5.0%
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth
          Sys Inc (AMBAC Insd)........................................   5.625   08/15/26       5,368,935
  2,985   Butler, PA Area Sch Dist Cap Apprec (Prerefunded @ 11/15/07)
          (FGIC Insd).................................................       *   11/15/23         812,010
  5,650   Butler, PA Area Sch Dist Cap Apprec (Prerefunded @ 11/15/07)
          (FGIC Insd).................................................       *   11/15/26       1,280,912
 31,250   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle Hlth Sys
          Proj Rfdg (MBIA Insd).......................................   5.500   05/15/27      32,951,875

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco Phoenixville Hosp
          Proj Ser B (FGIC Insd)......................................   6.125%  07/01/10  $    2,261,580
  1,295   Deer Lakes Sch Dist PA Ser A (FSA Insd).....................   5.250   01/15/17       1,351,501
    750   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd Rehab Hosp
          Rfdg (AMBAC Insd)...........................................   5.250   11/15/27         767,415
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA Pwr & Lt Co
          Proj Ser A Rfdg (MBIA Insd).................................   6.400   11/01/21       1,106,820
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl Ser E Rfdg
          (MBIA Insd).................................................   6.700   12/01/21       4,087,200
  1,000   New Kensington Arnold, PA Sch Dist (FGIC Insd)..............   5.500   05/15/26       1,057,220
  8,365   Northeastern PA Hosp & Edl Auth Wyoming Vly Hlthcare Ser A
          (AMBAC Insd)................................................   5.250   01/01/26       8,540,581
  1,000   Pennsylvania St Higher Edl Fac Auth College & Univ Rev Bryn
          Mawr College (MBIA Insd)....................................   5.625   12/01/27       1,084,280
  2,250   Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg (FSA Insd).....   6.375   07/01/14       2,511,653
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Saint Mary Ser A (Prerefunded @ 07/01/02) (MBIA Insd).......   6.500   07/01/22       1,113,690
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Sys Ser B (Prerefunded @ 07/01/02) (MBIA Insd)..............   6.500   07/01/12       1,113,690
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset Fin Pgm Ser H2
          (AMBAC Insd)................................................   7.625   12/01/15       1,071,260
  3,750   Southmoreland Sch Dist PA (AMBAC Insd)......................   5.250   10/01/17       3,909,787
  1,000   State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch Dist Ser
          D (Prerefunded @ 02/01/05) (MBIA Insd)......................   6.500   02/01/14       1,144,960
                                                                                           --------------
                                                                                               71,535,369
                                                                                           --------------
          RHODE ISLAND  1.7%
  2,000   Rhode Island St Hlth & Edl Bldg Corp Rev Higher Edl Fac
          Roger Williams (Prerefunded @ 11/15/04) (Connie Lee Insd)...   7.250   11/15/24       2,396,400
 18,000   Rhode Island St Hlth & Edl Bldg Corp Rev RI Hosp (Inverse
          Fltg) (FGIC Insd)...........................................   9.968   08/15/21      21,622,500
                                                                                           --------------
                                                                                               24,018,900
                                                                                           --------------
          SOUTH CAROLINA  0.1%
     70   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............   6.875   06/01/14          80,098
  1,430   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd).......................................   6.875   06/01/14       1,672,986
                                                                                           --------------
                                                                                                1,753,084
                                                                                           --------------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.625   09/01/12       6,373,158
  4,000   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.700   09/01/17       4,986,480
                                                                                           --------------
                                                                                               11,359,638
                                                                                           --------------
          TENNESSEE  0.4%
  2,000   Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp Rev Erlanger
          Med Cent Ser B (Inverse Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd).......................................................   9.956   05/25/21       2,370,000
  3,320   Johnson City, TN Sch Sales Tax (Prerefunded @ 05/01/06)
          (AMBAC Insd)................................................   6.700   05/01/18       3,916,870
                                                                                           --------------
                                                                                                6,286,870
                                                                                           --------------
          TEXAS  5.1%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd)...................................   9.088   01/01/22       3,506,250
  1,000   Austin, TX Util Sys Rev (Prerefunded @ 05/15/02) (BIGI
          Insd).......................................................   8.625   11/15/12       1,163,910
 12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd)..............       *   11/15/10       7,330,750
  2,470   Corpus Christi, TX Hsg Fin Corp Single Family Mtg Rev Ser A
          Rfdg (MBIA Insd)............................................   7.700   07/01/11       2,722,829
  6,525   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/07       3,838,201
  6,780   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/08       3,696,524
  7,705   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/09       3,882,087
  5,000   Dallas, TX Civic Cent Convention Rfdg & Impt (MBIA Insd)....   5.000   08/15/28       5,010,800
  5,000   Dallas, TX Rev Spl Tax Ser A (AMBAC Insd) (a)...............   5.000   08/15/20       5,046,550
  6,490   El Paso, TX Hsg Fin Corp Mtg Rev Single Family (FGIC
          Insd).......................................................       *   11/01/16         987,713
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj
          Ser A (AMBAC Insd)..........................................   7.250   02/15/15       1,329,250
  7,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA Insd)............   5.000   08/15/24       7,012,040
  4,615   Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A Rfdg (FGIC
          Insd).......................................................       *   08/15/07       3,205,164
 13,625   Harris Cnty-Houston, TX Sports Auth Spl Rev Ser A (MBIA
          Insd).......................................................   5.000   11/15/28      13,629,632

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   245   Henderson, TX (AMBAC Insd)..................................   9.125%  05/15/04  $      309,362
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *   03/01/15       1,118,032
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *   03/01/16         416,790
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *   03/01/17         515,579
  5,000   North Cent, TX Hlth Fac Dev TX Hlth Res Sys Ser B (MBIA
          Insd).......................................................   5.375   02/15/26       5,193,850
  1,000   San Antonio, TX Indpt Sch Dist Pub Fac Corp Lease Rev (AMBAC
          Insd).......................................................   5.850   10/15/10       1,117,610
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev Ser B (FGIC
          Insd).......................................................   5.000   09/01/15       1,766,275
                                                                                           --------------
                                                                                               72,799,198
                                                                                           --------------
          UTAH  3.0%
 21,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd).......................................................   5.750   07/01/19      23,108,400
  2,085   Payson City, UT Cnty UT Elec Pwr Rev (BIGI Insd)............   8.000   08/15/03       2,150,615
    750   Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC Insd).............  10.375   09/15/15       1,128,772
  3,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (AMBAC Insd)................................................   9.768   05/15/20       4,147,500
  7,385   Utah St Muni Fin Co-op Local Govt Rev Pool Cap Salt Lake
          (FSA Insd)..................................................       *   03/01/09       4,716,504
  3,115   West Jordan, UT Multi-Family Rev Broadmoor Vlg Apts Proj Ser
          A Rfdg (FSA Insd)...........................................   6.800   01/01/15       3,377,813
  4,540   West Valley City, UT Muni Bldg Lease Ser A Rfdg (AMBAC Insd)
          (a).........................................................   4.750   04/15/19       4,593,708
                                                                                           --------------
                                                                                               43,223,312
                                                                                           --------------
          VIRGINIA  0.6%
  2,500   Chesapeake Bay Bridge & Tunnel VA Genl Resolution Rfdg
          (AMBAC Insd) (a)............................................   5.500   07/01/25       2,792,300
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800   03/01/14       4,543,240
    750   University of VA Hosp Rev Ser C Rfdg (Prerefunded @
          06/01/00) (AMBAC Insd)......................................   9.375   06/01/07         826,568
                                                                                           --------------
                                                                                                8,162,108
                                                                                           --------------
          WASHINGTON  1.6%
  1,250   Franklin Cnty, WA Pub Util Dist No 1 Elec Rev (Prerefunded @
          09/01/01) (AMBAC Insd)......................................   7.100   09/01/08       1,368,138
  2,995   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids Hydro Elec
          Rev Second Ser C Rfdg (AMBAC Insd)..........................   6.000   01/01/13       3,321,245
  2,335   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids Hydro Elec
          Rev Second Ser C Rfdg (AMBAC Insd)..........................   6.000   01/01/17       2,587,647
  1,315   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro Elec Rev
          Second Ser C Rfdg (AMBAC Insd)..............................   6.000   01/01/13       1,458,243
  1,025   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro Elec Rev
          Second Ser C Rfdg (AMBAC Insd)..............................   6.000   01/01/17       1,135,905
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA Insd)...................   9.000   02/01/05         425,901
  1,000   Snohomish Cnty, WA Solid Waste Rev (Prerefunded @ 12/01/01)
          (MBIA Insd).................................................   7.000   12/01/10       1,116,790
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys Rev (AMBAC Insd)......   6.250   12/01/11       5,489,200
    160   University of WA Univ Rev (MBIA Insd).......................   7.000   12/01/21         176,739
  3,090   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser A
          Rfdg (AMBAC Insd)...........................................   5.700   07/01/09       3,402,832
  3,015   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C
          Rfdg (MBIA Insd)............................................       *   07/01/04       2,383,177
                                                                                           --------------
                                                                                               22,865,817
                                                                                           --------------
          WISCONSIN  1.1%
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med Group Inc
          Proj (FSA Insd).............................................   5.750   11/15/25      13,450,114
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College of WI Inc
          Proj (MBIA Insd)............................................   5.500   03/01/17       1,054,730
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College of WI Inc
          Proj (MBIA Insd)............................................   5.750   03/01/27       1,101,770
                                                                                           --------------
                                                                                               15,606,614
                                                                                           --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC Insd)........   6.700   05/01/12       2,218,400
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          PUERTO RICO  0.2%
$ 3,000   Puerto Rico Indl Tourist Edl Med & Environmental Ctl Fac
          Hosp Aux (MBIA Insd)........................................   6.250%  07/01/16  $    3,390,900
                                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $1,257,575,348)..................................................................   1,400,723,524
SHORT-TERM INVESTMENTS  2.1%
  (Cost $29,900,000).....................................................................      29,900,000
                                                                                           --------------
TOTAL INVESTMENTS  99.9%
  (Cost $1,287,475,348)..................................................................   1,430,623,524
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..............................................       1,960,061
                                                                                           --------------
NET ASSETS  100.0%.......................................................................  $1,432,583,585
                                                                                           ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,287,475,348).....................  $1,430,623,524
Cash........................................................          15,577
Receivables:
  Fund Shares Sold..........................................      20,472,576
  Interest..................................................      18,122,691
  Investments Sold..........................................       7,470,295
Other.......................................................          26,238
                                                              --------------
      Total Assets..........................................   1,476,730,901
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      40,154,755
  Income Distributions......................................       1,820,094
  Distributor and Affiliates................................         619,887
  Investment Advisory Fee...................................         574,690
  Fund Shares Repurchased...................................         420,946
Accrued Expenses............................................         391,563
Trustees' Deferred Compensation and Retirement Plans........         165,381
                                                              --------------
      Total Liabilities.....................................      44,147,316
                                                              --------------
NET ASSETS..................................................  $1,432,583,585
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,274,724,790
Net Unrealized Appreciation.................................     143,148,176
Accumulated Net Realized Gain...............................      15,232,609
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (521,990)
                                                              --------------
NET ASSETS..................................................  $1,432,583,585
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,353,881,347 and 67,843,044 shares of
    beneficial interest issued and outstanding).............  $        19.96
    Maximum sales charge (4.75%* of offering price).........            1.00
                                                              --------------
    Maximum offering price to public........................  $        20.96
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $71,867,314 and 3,601,092 shares of
    beneficial interest issued and outstanding).............  $        19.96
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,834,924 and 342,562 shares of
    beneficial interest issued and outstanding).............  $        19.95
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                             Nine Months Ended        Year Ended
                                                             September 30, 1998    December 31, 1997
----------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 58,756,607         $ 81,024,876
                                                                ------------         ------------
EXPENSES:
Investment Advisory Fee.....................................       5,135,396            6,799,897
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,311,926, $533,506 and $44,183,
  respectively, for the nine months ended 9/30/98 and
  $2,889,918, $693,713 and $49,687, respectively, for the
  year ended 12/31/97)......................................       2,889,615            3,633,318
Shareholder Services........................................         920,617            1,437,336
Insurance...................................................          55,985               44,844
Legal.......................................................          54,600              110,242
Trustees' Fees and Expenses.................................          46,939               36,865
Custody.....................................................          40,950              119,050
Other.......................................................         493,029              805,717
                                                                ------------         ------------
    Total Operating Expenses................................       9,637,131           12,987,269
                                                                ------------         ------------
    Interest Expense........................................           8,938                  -0-
                                                                ------------         ------------
NET INVESTMENT INCOME.......................................    $ 49,110,538         $ 68,037,607
                                                                ============         ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 17,320,858         $ 12,503,696
  Options...................................................             -0-             (847,958)
  Futures...................................................      (2,243,546)          (3,130,732)
                                                                ------------         ------------
Net Realized Gain...........................................      15,077,312            8,525,006
                                                                ------------         ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     131,036,118           99,934,215
  End of the Period:
    Investments.............................................     143,148,176          131,207,289
    Futures.................................................             -0-             (171,171)
                                                                ------------         ------------
                                                                 143,148,176          131,036,118
                                                                ------------         ------------
Net Unrealized Appreciation During the Period...............      12,112,058           31,101,903
                                                                ------------         ------------
NET REALIZED AND UNREALIZED GAIN............................    $ 27,189,370         $ 39,626,909
                                                                ============         ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 76,299,908         $107,664,516
                                                                ============         ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Nine Months Ended September 30, 1998
                 and the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  49,110,538        $  68,037,607       $  70,583,949
Net Realized Gain...........................................      15,077,312            8,525,006          10,645,588
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      12,112,058           31,101,903         (32,868,974)
                                                               -------------        -------------       -------------
Change in Net Assets from Operations........................      76,299,908          107,664,516          48,360,563
                                                               -------------        -------------       -------------
Distributions from Net Investment Income....................     (49,274,568)         (67,785,067)        (70,583,949)
Distributions in Excess of Net Investment Income............        (521,990)                 -0-            (467,897)
                                                               -------------        -------------       -------------
Distributions from and in Excess of Net Investment
  Income*...................................................     (49,796,558)         (67,785,067)        (71,051,846)
Distributions from Net Realized Gain*.......................      (2,401,285)         (11,111,608)                -0-
                                                               -------------        -------------       -------------
  Total Distributions.......................................     (52,197,843)         (78,896,675)        (71,051,846)
                                                               -------------        -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      24,102,065           28,767,841         (22,691,283)
                                                               -------------        -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     505,859,955          631,717,458         579,040,170
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      35,644,233           54,493,315          48,357,526
Cost of Shares Repurchased..................................    (492,241,941)        (716,001,683)       (690,249,529)
                                                               -------------        -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      49,262,247          (29,790,910)        (62,851,833)
                                                               -------------        -------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      73,364,312           (1,023,069)        (85,543,116)
NET ASSETS:
Beginning of the Period.....................................   1,359,219,273        1,360,242,342       1,445,785,458
                                                               -------------        -------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of $(521,990), $164,030 and
  ($88,510), respectively)..................................   $1,432,583,585       $1,359,219,273      $1,360,242,342
                                                               ==============       ==============      ==============

                                                             Nine Months Ended       Year Ended          Year Ended
                  *Distributions by Class                    September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................    $(47,397,474)       $(64,607,170)       $(67,667,425)
  Class B Shares............................................      (2,215,435)         (2,965,479)         (3,178,918)
  Class C Shares............................................        (183,649)           (212,418)           (205,503)
                                                                ------------        ------------        ------------
                                                                $(49,796,558)       $(67,785,067)       $(71,051,846)
                                                                ============        ============        ============
Distributions from Net Realized Gain:
  Class A Shares............................................    $ (2,262,642)       $(10,489,973)       $        -0-
  Class B Shares............................................        (128,797)           (580,452)                -0-
  Class C Shares............................................          (9,846)            (41,183)                -0-
                                                                ------------        ------------        ------------
                                                                $ (2,401,285)       $(11,111,608)       $        -0-
                                                                ============        ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
                                                        Nine Months Ended    ----------------------------------------------------
                   Class A Shares                       September 30, 1998     1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............         $19.631         $ 19.238   $ 19.549   $ 17.572   $ 19.857   $ 18.721
                                                             -------         --------   --------   --------   --------   --------
  Net Investment Income.............................            .710             .974       .980      1.021      1.051      1.107
  Net Realized and Unrealized Gain/Loss.............            .371             .551      (.304)     1.982     (2.280)     1.145
                                                             -------         --------   --------   --------   --------   --------
Total from Investment Operations....................           1.081            1.525       .676      3.003     (1.229)     2.252
                                                             -------         --------   --------   --------   --------   --------
Less:
  Distributions from and in Excess of Net Investment
    Income..........................................            .720             .971       .987      1.026      1.056      1.116
  Distributions from Net Realized Gain..............            .036             .161        -0-        -0-        -0-        -0-
                                                             -------         --------   --------   --------   --------   --------
Total Distributions.................................            .756            1.132       .987      1.026      1.056      1.116
                                                             -------         --------   --------   --------   --------   --------
Net Asset Value, End of the Period..................         $19.956         $ 19.631   $ 19.238   $ 19.549   $ 17.572   $ 19.857
                                                             =======         ========   ========   ========   ========   ========
Total Return (a)....................................           5.61%*           8.19%      3.65%     17.49%     (6.31%)    12.32%
Net Assets at End of the Period (In millions).......         $1,353.9        $1,283.5   $1,283.7   $1,365.4   $1,110.2   $1,230.0
Ratio of Expenses to Average Net Assets (b).........            .90%             .92%       .95%       .88%       .88%       .84%
Ratio of Net Investment Income to Average
  Net Assets (b)....................................           4.85%            5.07%      5.11%      5.44%      5.70%      5.69%
Portfolio Turnover..................................             62%*             82%        92%        70%        48%        79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                   May 1, 1993
                                                                               Year Ended December 31,          (Commencement of
                                                   Nine Months Ended    -------------------------------------   Distribution) to
                Class B Shares                     September 30, 1998    1997      1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......         $ 19.634        $19.240   $19.549   $17.563   $19.824       $ 19.320
                                                        --------        -------   -------   -------   -------       --------
  Net Investment Income........................             .598           .826      .832      .890      .899           .619
  Net Realized and Unrealized Gain/Loss........             .370           .551     (.304)    1.978    (2.276)          .513
                                                        --------        -------   -------   -------   -------       --------
Total from Investment Operations...............             .968          1.377      .528     2.868    (1.377)         1.132
                                                        --------        -------   -------   -------   -------       --------
Less:
  Distributions from and in Excess of Net
    Investment Income..........................             .609           .822      .837      .882      .884           .628
  Distributions from Net Realized Gain.........             .036           .161       -0-       -0-       -0-            -0-
                                                        --------        -------   -------   -------   -------       --------
Total Distributions............................             .645           .983      .837      .882      .884           .628
                                                        --------        -------   -------   -------   -------       --------
Net Asset Value, End of the Period.............         $ 19.957        $19.634   $19.240   $19.549   $17.563       $ 19.824
                                                        ========        =======   =======   =======   =======       ========
Total Return (a)...............................            5.07%*         7.36%     2.83%    16.67%    (7.03%)         5.92%*
Net Assets at End of the Period (In
  millions)....................................            $71.9          $70.1     $71.6     $75.3     $30.0          $20.8
Ratio of Expenses to Average Net Assets (b)....            1.66%          1.69%     1.74%     1.67%     1.71%          1.68%
Ratio of Net Investment Income to Average
  Net Assets (b)...............................            4.08%          4.29%     4.38%     4.69%     4.88%          4.25%
Portfolio Turnover.............................              62%*           82%       92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                 August 13, 1993
                                                                               Year Ended December 31,          (Commencement of
                                                   Nine Months Ended    -------------------------------------   Distribution) to
                Class C Shares                     September 30, 1998    1997      1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......         $19.630         $19.239   $19.548   $17.568   $19.823        $19.650
                                                        -------         -------   -------   -------   -------        -------
  Net Investment Income........................            .594            .822      .830      .883      .908           .350
  Net Realized and Unrealized Gain/Loss........            .373            .552     (.302)    1.979    (2.279)          .181
                                                        -------         -------   -------   -------   -------        -------
Total from Investment Operations...............            .967           1.374      .528     2.862    (1.371)          .531
                                                        -------         -------   -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net
    Investment Income..........................            .609            .822      .837      .882      .884           .358
  Distributions from Net Realized Gain.........            .036            .161       -0-       -0-       -0-            -0-
                                                        -------         -------   -------   -------   -------        -------
Total Distributions............................            .645            .983      .837      .882      .884           .358
                                                        -------         -------   -------   -------   -------        -------
Net Asset Value, End of the Period.............         $19.952         $19.630   $19.239   $19.548   $17.568        $19.823
                                                        =======         =======   =======   =======   =======        =======
Total Return (a)...............................           5.02%*          7.36%     2.83%    16.60%    (6.98%)         2.70%*
Net Assets at End of the Period (In
  millions)....................................            $6.8            $5.6      $4.9      $5.1      $3.5           $5.0
Ratio of Expenses to Average Net Assets (b)....           1.66%           1.69%     1.74%     1.67%     1.70%          1.68%
Ratio of Net Investment Income to Average Net
  Assets (b)...................................           4.06%           4.29%     4.37%     4.68%     4.89%          4.21%
Portfolio Turnover.............................             62%*            82%       92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September
30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral for tax purposes of losses resulting from wash sales at September 30, 1998.

       At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,287,479,675; the aggregate gross unrealized appreciation is $143,202,817 and the aggregate gross unrealized depreciation is $58,968, resulting in net unrealized appreciation of $143,143,849.

                               September 30, 1998
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

       For the nine months ended September 30, 1998, 99.9% of the income distributions made by the Fund were exempt from federal income taxes. Additionally, during the period the Fund designated and paid $1,034,912 as a 20% rate gain distribution. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                 % PER
                     AVERAGE NET ASSETS                          ANNUM
-------------------------------------------------------------------------
First $500 million..........................................   .525 of 1%
Next $500 million...........................................   .500 of 1%
Next $500 million...........................................   .475 of 1%
Over $1.5 billion...........................................   .450 of 1%

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $29,000 and $52,500, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $296,500 and $259,600, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $625,000 and $921,500, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                               September 30, 1998
--------------------------------------------------------------------------------

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At September 30, 1998, capital aggregated $1,199,841,126, $68,091,721 and
$6,791,943 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   24,717,457   $ 483,526,778
  Class B..................................................      517,918      10,164,399
  Class C..................................................      621,935      12,168,778
                                                             -----------   -------------
Total Sales................................................   25,857,310   $ 505,859,955
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    1,747,169   $  34,263,263
  Class B..................................................       63,858       1,252,254
  Class C..................................................        6,563         128,716
                                                             -----------   -------------
Total Dividend Reinvestment................................    1,817,590   $  35,644,233
                                                             ===========   =============
Repurchases:
  Class A..................................................  (24,001,702)  $(470,222,851)
  Class B..................................................     (552,971)    (10,848,637)
  Class C..................................................     (570,061)    (11,170,453)
                                                             -----------   -------------
Total Repurchases..........................................  (25,124,734)  $(492,241,941)
                                                             ===========   =============

                               September 30, 1998
--------------------------------------------------------------------------------

       At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   32,247,420   $ 617,534,974
  Class B..................................................      410,394       7,887,393
  Class C..................................................      324,754       6,295,091
                                                             -----------   -------------
Total Sales................................................   32,982,568   $ 631,717,458
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    2,721,901   $  52,405,367
  Class B..................................................       99,148       1,908,983
  Class C..................................................        9,300         178,965
                                                             -----------   -------------
Total Dividend Reinvestment................................    2,830,349   $  54,493,315
                                                             ===========   =============
Repurchases:
  Class A..................................................  (36,316,268)  $(697,389,583)
  Class B..................................................     (660,311)    (12,665,655)
  Class C..................................................     (306,866)     (5,946,445)
                                                             -----------   -------------
Total Repurchases..........................................  (37,283,445)  $(716,001,683)
                                                             ===========   =============

       At December 31, 1996, capital aggregated $1,179,723,178, $70,392,984 and
$5,137,291 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   29,859,557   $ 567,772,788
  Class B..................................................      504,537       9,594,322
  Class C..................................................       88,189       1,673,061
                                                             -----------   -------------
Total Sales................................................   30,452,283   $ 579,040,171
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    2,446,455   $  46,553,726
  Class B..................................................       86,458       1,644,731
  Class C..................................................        8,358         159,069
                                                             -----------   -------------
Total Dividend Reinvestment................................    2,541,271   $  48,357,526
                                                             ===========   =============
Repurchases:
  Class A..................................................  (35,424,716)  $(674,636,862)
  Class B..................................................     (718,709)    (13,659,358)
  Class C..................................................     (101,870)     (1,953,309)
                                                             -----------   -------------
Total Repurchases..........................................  (36,245,295)  $(690,249,529)
                                                             ===========   =============

                               September 30, 1998
--------------------------------------------------------------------------------

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                  CONTINGENT
                                                                   DEFERRED
                                                                 SALES CHARGE
                     YEAR OF REDEMPTION                      CLASS B       CLASS C
----------------------------------------------------------------------------------
First.......................................................  4.00%         1.00%
Second......................................................  3.75%          None
Third.......................................................  3.50%          None
Fourth......................................................  2.50%          None
Fifth.......................................................  1.50%          None
Sixth.......................................................  1.00%          None
Seventh and Thereafter......................................   None          None

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $98,900 and $260,200, respectively and CDSC on redeemed shares of approximately $86,900 and $161,700, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $837,637,183 and $842,866,230, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $1,100,209,993 and $1,137,330,157, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in options for the year ended December 31, 1997 were as follows:

                                                             CONTRACTS      PREMIUM
-------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................    -0-       $       -0-
Option Written and Purchased (Net)..........................  2,500        (1,492,056)
Options Terminated in Closing Transactions (Net)............ (2,500)        1,492,056
                                                                ---       -----------
Outstanding at December 31, 1997............................    -0-       $       -0-
                                                              =====       ===========

       There were no transactions in options for the nine months ended September 30, 1998.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1997 and the nine months ended September 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................    100
Futures Opened.............................................. 23,821
Futures Closed..............................................(23,621)
                                                                ---
Outstanding at December 31, 1997............................    300
Futures Opened..............................................  7,227
Futures Closed.............................................. (7,527)
                                                                ---
Outstanding at September 30, 1998...........................    -0-
                                                              =====

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               September 30, 1998
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $615,800 and $736,900, respectively.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its net assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of
 .45% above the federal funds rate. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the nine months ended September 30, 1998 was approximate $199,100 with an average interest rate of 5.99%. At September 30, 1998, the Fund did not have any outstanding borrowings under the agreement.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND


     Van Kampen California Insured Tax Free Fund (the "Fund") is a mutual fund with an investment objective to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for tax purposes.



     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective and Policies...........................   B-4
Investment Restrictions.....................................   B-24
Description of Securities Ratings...........................   B-25
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-30
Trustees and Officers.......................................   B-31
Investment Advisory and Other Services......................   B-40
Distribution and Service....................................   B-41
Transfer Agent..............................................   B-44
Portfolio Transactions and Brokerage Allocation.............   B-44
Shareholder Services........................................   B-46
Redemption of Shares........................................   B-48
Contingent Deferred Sales Charge-Class A....................   B-48
Waiver of Class B and Class C Contingent Deferred Sales
  Charge ("CDSC-Class B and C").............................   B-48
Taxation....................................................   B-50
Fund Performance............................................   B-53
Other Information...........................................   B-56
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-13



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.


     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS      PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OF OWNERSHIP
------------------------------------------------------------  ------------   ---------   ------------
Merrill Lynch Pierce Fenner & Smith Inc. ...................   35,029.01         C          10.75%
 For the sole benefit of its customers
 Attn: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Sharon Woody & Esther Coleman TR............................   29,577.47         C           9.07%
 Bella Hess Trust DTD 8/25/97
 c/o Esther Coleman
 1000 Groton DR
 Burbank, CA 91504-1935
NFSC FEBO...................................................   28,809.41         C           8.84%
 Geraldine R Frey TTEE
 The Geraldine Frey Trust
 U/A 11/4/86
 22881 Via Orvieto
 Monarch Beach, CA 82629-3457
Salomon Smith Barney Inc. ..................................   27,181.99         C           8.34%
 333 West 34th St-3rd Floor
 New York, NY 10001-2483
Robert W Baird & Co. Inc. ..................................   26,278.95         C           8.06%
 777 E Wisconsin Ave
 Milwaukee, WI 53202-5300

                       INVESTMENT OBJECTIVE AND POLICIES


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.



     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.

     Although the municipal securities in which the Fund may invest will be insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or will be insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

     SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     Constitutional Limits on Spending and Taxes. Certain California municipal securities may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, the Jarvis/Gann Initiative, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On June 18, 1992, the United States Supreme Court upheld the constitutionality of Article XIIIA.

     In 1979, the voters of California passed an amendment adding Article XIIIB to the California Constitution, the effect of which is to significantly limit spending by State government and by "local government" (defined as "any city, county, city and county, school district, special district, authority, or other political subdivision of or within the state"). Excluded from these limitations on government entities is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters of the issuing entity).

     In November 1986, California voters approved an amendment to the California Government Code known as Proposition 62 which added Article 3.7 to Title 5, Division 2, Chapter 4 of the California Government Code. The effect of Article
3.7 is to limit the abilities of local governments to impose new taxes or increase existing taxes by requiring certain legislative and voter approvals prior to the imposition of certain taxes by any local government (defined as any county, city, city and county, including a chartered city or county, or any public or municipal corporation) or district (defined as any agency of the state, formed pursuant to general law or special act, for the local performance of governmental or proprietary functions within limited boundaries). Article 3.7 can be amended only by a vote of the electorate of the State of California. In particular, Article 3.7, among other things, requires (i) two-thirds approval of all members of the applicable legislative body followed by majority approval of the voters voting in an election in order for a local government or district to impose any general tax (defined as any tax imposed for general governmental purposes), and (ii) two-thirds approval of the voters voting in an election in order for a local government or district to impose any special tax (defined as any tax imposed for a specific purpose). Those voting requirements do not apply to ad valorem taxes to pay interest and redemption charges on any indebtedness approved by the voters prior to the effective date of Article XIIIA of the California Constitution. Article 3.7 requires (1) that the revenues from a special tax be used only for the purpose or service for which the tax was imposed, and (2) any tax subject to the measure imposed by any local government or district on or after August 1, 1985 be ratified by majority vote of the voters voting in an election held within two years after the effective date of the measure in order for the tax to continue to be imposed on and after November 15, 1988. Article 3.7 contains a provision which diminishes the property tax revenues allocated to a local government or district to the extent that the local government or district imposed any tax not in compliance with Article 3.7. Article 3.7 also provides that no local government or district may impose any ad valorem tax on real property other than as permitted by Section 1 of Article XIIIA of the California Constitution, and that no local government or district may impose any transaction tax or sales tax on the sale of real property within the city, county or district. A 1988 decision of the Fourth Appellate District of the California Court of Appeals declared that the requirement of local voter ratification provided for in
Article 3.7 violated the California Constitution. An initiative proposed to re-enact the ratification provisions of Article 3.7 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

     On December 19, 1991, the California Supreme Court declared a 1988 San Diego County Ballot measure that raised sales taxes for the purpose of financing construction of criminal detention and courthouse facilities unconstitutional because it was not passed with two-thirds voter approval. The court concluded that the agency established to finance the facilities is a special district created to circumvent Article XIIIA. However, in May 1992, the California Supreme Court let stand two lower court decisions involving sales tax increases passed by a majority vote. The lower courts had held that the Los Angeles County Transportation Commission and the Orange County Transportation Authority, the agencies entitled to collect the taxes, were not formed to circumvent Article XIIIA, and that, therefore, the taxes were validly passed. On November 10, 1993, in a closely watched case involving a Santa Clara County transportation authority created with the parameters of the California Supreme Court's 1991 decision in mind, a California Court of Appeal overturned a sales tax approved by less than two-thirds of the voters. In a September 1995 decision, the State Supreme Court affirmed the Court of Appeal, declaring Proposition 62 constitutional under the California Constitution. The decision limited itself to cities organized by the State and left unresolved whether Proposition 62 is constitutional as applied to cities organized under a charter. Approximately half the population of the State resides in charter cities. In March 1996, a Superior Court held that charter cities do not have to submit taxes to voter approval despite the State Supreme Court's Proposition 62 ruling. These decisions may continue to cast doubt on other projects around the State that have been financed with sales tax increases imposed without two-thirds voter approval. Soon after the State Supreme Court decision, Moody's Investors Services, Inc. indicated that the ruling has broad negative implications on the ability of the State's cities and counties to raise revenue and issue debt supported by general fund revenues.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

     Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. The Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under this Proposition.

     Because of the complex nature of Articles XIIIA-D, the ambiguities and possible inconsistencies in their respective terms, and the applicability of their respective exemptions and exceptions and the impossibility of predicting future appropriations, it is not presently possible to determine the impact of
Article XIIIA-D or any implementing or related legislation on the California municipal securities in which the Fund may invest, or the abilities of State or local governments to pay the interest on, or repay the principal of such California municipal securities.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act" (the "Act"). The Act changes State funding of public education below the university level and the operation of the State's Appropriations Limit. The Act, as amended, guarantees State funding for K-12 school districts and community college districts at a level equal to the greater of (a) in general, a fixed percentage of General Fund revenues, (b) the amount actually appropriated to such districts from the General Fund in the previous fiscal year, adjusted for either changes in the cost of living, or (c) a third test which would replace the test in (b) if the percentage growth in per capita of General Fund revenues in the prior year plus one half of one percent is less than the percentage growth in California per capita personal income. Under the test in (c), the schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and General Fund revenues. The Act permits the legislature, by two-thirds vote of both houses, with the Governor's concurrence, to suspend this formula for a one-year period. The Act could cause increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes. The Act also changes how tax revenues in excess of the State's Appropriations Limit are distributed. Any excess State tax revenues up to a specified amount would, instead of being returned to taxpayers, be transferred to K-12 school and community college districts. Such transfer would be excluded from the Appropriations Limit for K-14 school districts, and the K-14 school Appropriations Limits for the next year would be automatically increased by the amount of such transfer. These additional moneys would enter the base funding calculation for K-14 schools for subsequent years, creating further pressure on other portions of the state budget, particularly if revenues decline in a year following such a transfer.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

     Local Governments. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local government to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.


     Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997. This new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence
(GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKS program is largely at the county level and counties are given financial incentives for success in this program.


     Although the longer-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall Temporary Assistance for Needy Families (TANF) grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

     Under current law, counties are required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs, but this mandate may be eliminated as part of the overhaul.

     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.


     In November of 1994, Standard & Poor's Rating Group downgraded the credit rating of several California counties, including San Francisco, San Diego, Marin, Los Angeles and San Bernadino. In December of 1994 and January of 1995, Standard & Poor's and Moody's Investors Services, Inc., respectively, downgraded Orange County to below investment grade as a result of its bankruptcy filing (see discussion below). In August of 1995, Standard & Poor's Rating Group again downgraded the credit rating of Los Angeles County and placed it on CreditWatch. Moody's Investors Services, Inc. also downgraded Los Angeles County. In October of 1995, Standard & Poor's Rating Group placed San Diego County's $449.3 million in general fund-supported debt issues on CreditWatch. During the two-month period following the passage of Proposition 218 in November 1996, five of the seven California cities reviewed by the major rating agencies during such two-month period had been downgraded (Los Angeles, Sacramento, San Diego, Fresno and Anaheim). In June 1998, Standard & Poor's downgraded Fresno's municipal bonds, citing the County's reduced financial flexibility due to several years of budget deficit. In April 1998, each of the three major rating agencies upgraded San Diego County's credit rating, citing the County's successful sale of its troubled trash plant as a key factor in improving the County's fiscal outlook. However, in August 1998, Standard & Poor's announced that San Diego County's rising debt, absent new sources of revenue, was becoming a concern, signaling a greater likelihood in the next three years of a downgrade in the County's strong credit rating.


     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations. In June, 1996, Orange County emerged from bankruptcy protection as part of a fiscal recovery plan that included the issuance of new recovery bonds and sharp reductions in services and personnel. Moody's gave the insured recovery bonds an underlying rating of Baa and the county's general obligation bonds a Ba rating. Standard & Poor's gave the recovery bonds a B underlying rating and, in February 1998, Fitch Investors Service assigned the bonds as underlying rating of BBB.


     State Finances. From 1990 until 1994 the State experienced the worst economic fiscal, and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses were the worst of any post-war recession.

     The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-14 education, health, welfare and corrections -- growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of chronic budget imbalance. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.


     The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.



     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

     As a result of the deterioration in the State's budget and cash situation during the early 1990, rating agencies reduced the State's credit rating. Between October 1991 and October 1992, the rating on the general obligation bonds was reduced by Standard & Poor's from "AAA" to "A+", by Moody's Investors Services, Inc. from "Aaa" to "Aa" and by Fitch Investors Services, Inc. from "AAA" to "AA". On July 15, 1994, all three of the rating agencies rating the State's long-term debt again lowered their ratings of the State's general obligation bonds. Moody's Investors Services, Inc. lowered its rating from "Aa" to "A1", Standard & Poor's lowered its rating from "A+" to "A", and Fitch Investors Service lowered its rating from "AA" to "A". In July 1996, Standard & Poor's raised its rating to A+ from A. In 1997, Fitch Investors Service raised its rating to "AA-" from "A+". In October 1998, Moody's Investors Service raised its rating to Aa3 from A1. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such obligations in the event of default.



     When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision of the 1998-99 Budget ("May Revisions") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").



     The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.



     The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. International economic problems, such as the soaring trade deficit, continuing weakness in Asia, initial signs of economic weakness in Canada and Latin America (which have been California's largest trading partners), and the fall in stock prices worldwide, since that time may affect the May Revision projections.



     After giving effect to the Governor's vetoes, the 1998-99 Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The 1998-99 Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The 1998-99 Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.



     Based solely on the legislation enacted, on a net basis, for reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected at the 1998-99 Budget Act. The reserve projected in the 1998-99 Budget Act was $1,255 million. It is important to emphasize that the new reserve level is based on 1998-99 revenue and expenditure assumptions as of the 1998-99 Budget Act except to augment for legislation signed after the budget enactment. These assumptions will not be updated until the 1999-00 Governor's Budget is released on January 10, 1999. In November, 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the 1998-99 Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

     It is not presently possible (1) to know whether, and to what extent, the State General Fund or any Special Funds will have surplus or deficit balances in the 1998-1999 fiscal year or in any subsequent fiscal year, or (2) to determine the overall impact of any deficits on future allocations of the State revenues to local governments or on the abilities of State or local governments to pay the interest on, or repay the principal of, any California municipal securities in which the Fund may invest.



     In November 1998, California voters approved Proposition 1A, the largest bond measure ever to be passed in U.S. history and which authorized the State to issue up to $9.2 billion in school expansion bonds. Although Moody's Investors Service recently upgraded the State's credit rating, the State's willingness to take on such debt could threaten its ability to do so in the future.


     Litigation. At any given time, including the present, there are numerous civil actions pending against the State (including, but not limited to, those discussed in the preceding paragraphs and below), which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues. The following are certain of the more significant lawsuits pending against the State.

     Northern California 1997 Flood Litigation: In January of 1997, California experienced major flooding in six different areas with current estimates of property damage to be approximately $1.6 to $2 billion. To date, one lawsuit has been filed by 500 homeowners, but more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.


     The State is a defendant in several related cases, mainly California Ambulance Association v. Shalala et al., in which the plaintiffs are seeking action to compel the Department of Health Services to pay Part B ambulance and physician services co-payments under the Medicare and Medicaid Acts. In 1998, a judgment was entered for the plaintiff. The Ninth Circuit Court of Appeals, however, reversed the trial court's decision. Plaintiffs filed petition for certiorari at the United States Supreme Court, which the State opposed. The petition is currently pending at the Supreme Court. Should the plaintiffs prevail, the liability for retroactive payments is estimated to be $490 million, and the liability for future payments can be in excess of $130 million annually. The General Fund and the federal government will share the liability equally.



     The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. In August 1998, a judgment was entered for the plaintiffs. The State will appeal. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General Fund can become liable for approximately $200-$250 million annually.



     The State is involved in a lawsuit. Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (Commission)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in late 1998. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.


     The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $300 million to $800 million.

     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. An appeal has been filed.


     The State is a defendant in California State Employees Association v. Wilson, where the petitioners are challenging several budget appropriations in the 1994 and 1995 Budget Acts. The appropriations mandate the transfer of funds from the State Highway Account to the General Fund to reimburse the General Fund for debt service costs on two rail bond measures. The petitioners contend that the transfers violate the bond acts themselves and are requesting the monies be returned. In February 1998, the Court of Appeal modified, then affirmed, a judgment in favor of the plaintiffs invalidating the transfer of $12,290,000 from the State Highway Account to the General Fund.


     In a similar case, Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the General Fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

     The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.


     The State is a defendant in the case of Howard Jarvis Taxpayers Association et al. v Kathleen Connell. On June 24, 1998, plaintiffs filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.



     On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.



     The State is a defendant in the case of Jordan v Department of Motor Vehicles, where the plaintiff challenged the validity and constitutionality of the State's smog impact fee and requested a refund of the fee. In October 1997, the trial court ruled in favor of plaintiff and, in addition, ordered the State to provide refunds to all persons who paid the smog impact fee from three years before the filing of the lawsuit in 1995 to the present. Plaintiff assets that the total amount required to be refunded will exceed $350 million. The State has appealed.



     Year 2000 Issue. The year 2000 issue is the result of computer programs being written using two digits rather than four digits to define the applicable year. Computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations. At this time, the Fund cannot determine what impact the year 2000-related issue may have on the State or any of its municipalities or other issuers of securities owned by the Fund if not completely addressed prior to the year 2000, but such impact could be significant.



     Legislation has been or may be introduced which would create new regional agencies with the ability to tax and issue debt, alter the definition of ownership changes that trigger reassessment of business property under Article XIIIA, modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively would increase the abilities of State and local governments to impose new taxes, increase existing taxes (including sales tax increases to fund earthquake relief), issue bonds or other debt instruments, or adopt State budgets with only a majority vote of the legislature. It is not currently possible to predict the extent to which any such legislation will be enacted. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Nor is it currently possible to determine the impact of any recently enacted or proposed legislation on California municipal securities in which the Fund may invest or future allocations of State revenues to local governments.


STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities or any single issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     2. Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintained margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the Securities and Exchange Commission and the Commodity Futures Trading Commission.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate.


     As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.



                       DESCRIPTION OF SECURITIES RATINGS



     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE



     BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



    A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/

     A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



     MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



          Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.



          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.



           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.



         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS


RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     AAA. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

     AA. Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

     A. Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

     BBB. Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Note: Plus (+) and minus (-) signs indicate relative standing within a category, and are not indications of likely upgrades or downgrades.

DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Note: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Funds, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        2,652                    2,652               60,000             125,200
Jack E. Nelson                         18,385                   18,385               60,000             125,200
Phillip B. Rooney                       6,002                    6,002               60,000             125,200
Dr. Fernando Sisto                     68,615                   68,615               60,000             125,200
Wayne W. Whalen                        12,658                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.500% on the first $100 million of average daily net assets, 0.450% on the average daily net assets of the next $150 million, 0.425% on the average daily net assets of the next $250 million and 0.400% on the average daily net assets over $500 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received approximately $648,200, $814,400 and $827,900, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received approximately $57,200, $70,200 and $14,700, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received approximately $6,800, $9,100 and $9,900, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................    $252,767        $19,360
Fiscal Year Ended December 31, 1997.........................    $212,285        $24,787
Fiscal Year Ended December 31, 1996.........................    $279,148        $37,329

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $25,000......................................        3.25%             3.36%          3.00%
$25,000 but less than $250,000.........................        2.75%             2.83%          2.50%
$250,000 but less than $500,000........................        1.75%             1.78%          1.50%
$500,000 but less than $1,000,000......................        1.50%             1.52%          1.25%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $529,923 and $4,660 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.31% and 0.10% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $257,024 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $248,827 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $187,847 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $60,980 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $31,353 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $14,941 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $16,412 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $50,200, $112,100 and $142,100, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal period ended September 30, 1998....................  $16,184       --         --
  Fiscal year ended December 31, 1997.......................  $     0       $0         $0
  Fiscal year ended December 31, 1996.......................  $     0       $0         NA
Fiscal period ended 1998 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --



                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


     FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.


     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.



                                   CALIFORNIA



                                        FEDERAL        STATE         COMBINED
 SINGLE RETURN       JOINT RETURN     TAX BRACKET   TAX BRACKET*   TAX BRACKET*
 -------------       ------------     -----------   ------------   ------------
$      0-25,750    $      0-43,050      15.00%         6.00%          20.10%
  25,750-62,450      43,050-104,050     28.00%         9.30%          34.70%
  62,450-130,250    104,050-158,550     31.00%         9.30%          37.40%
 130,250-283,150    158,550-283,150     36.00%         9.30%          42.00%
    Over 283,150   Over 283,150           39.60%         9.30%           45.20%


---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge of 4.75%; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.


     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


     The average total return, including payment of the maximum sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 6.03%; (ii) the five year period ended September 30, 1998 was 4.90% and (iii) the ten year period ended September 30, 1998 was 7.83%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.46%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.55%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 1998 was 7.84%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was 167.98%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was 177.01%.


CLASS B SHARES


     The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 5.73%, (ii) the five year period ended September 30, 1998 was 4.77% and (iii) the approximately five year, five month period of May 1, 1993 (commencement of distribution) through September 30, 1998 was 5.68%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 2.81%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.00%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 1998 was 6.90%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 34.83%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 34.83%.


CLASS C SHARES


     The average total return, including payment of the CDSC, with respect to the Class C Shares for the (i) one year period ending September 30, 1998 was 7.67%, (ii) the five year period ended September 30, 1998 was 4.77% and (iii) the approximately five year, one month period from August 13, 1993 (commencement of distribution) through September 30, 1998 was 5.20%.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 2.83%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.00%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 1998 was 6.90%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 29.70%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 29.70%.


                               OTHER INFORMATION

     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

     LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
November 6, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  97.7%
$ 2,000   Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)................................  9.070%  12/28/18  $  2,652,500
  1,000   Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty Fac
          Dist (FGIC Insd).................................  5.000   08/01/18     1,012,290
  3,675   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).......................  5.800   04/01/17     4,033,790
  3,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).......................  5.875   04/01/22     3,313,140
  1,000   Banning, CA Ctfs Partn Administration Bldg Proj
          Ser A Rfdg (MBIA Insd)...........................  5.500   11/01/20     1,068,910
  3,000   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Ser A2 (FSA Insd)...........................  6.400   12/15/14     3,441,750
  1,000   Brawley, CA Ctfs Partn Wtr Sys Impt Proj Rfdg
          (MBIA Insd)......................................  5.000   12/01/24     1,006,740
  1,000   Brea & Olinda, CA Uni Sch Dist Ctfs Partn Sr High
          Sch Pgm Ser A Rfdg (FSA Insd)....................  6.000   08/01/09     1,091,210
  1,000   California Edl Fac Auth Rev Loyola Marymount Univ
          Rfdg (MBIA Insd).................................  5.000   10/01/17     1,031,180
  1,625   California Hlth Fac Fin Auth Rev Insd Sutter Hlth
          Ser A Rfdg (FSA Insd)............................  5.250   08/15/27     1,666,210
  2,000   California Hlth Fac Fin Auth Rev Adventist Hlth
          Ser A Rfdg (MBIA Insd)...........................  6.500   03/01/14     2,151,400
  2,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)......................  5.550   08/15/25     2,065,360
  4,000   California Hsg Fin Agy Rev Home Mtg Ser A (MBIA
          Insd)............................................  5.850   08/01/16     4,294,920
     15   California Hsg Fin Agy Rev Hsg Ser B (MBIA
          Insd)............................................  8.625   08/01/15        15,801
  1,135   California Pub Cap Impt Fin Auth Rev Pooled Proj
          Ser B (BIGI Insd)................................  8.100   03/01/18     1,162,002
  1,050   California Spl Dist Assn Fin Corp Ctfs Partn Spl
          Dists Fin Pgm Ser DD (FSA Insd)..................  5.625   01/01/27     1,132,205
  1,250   California St (FGIC Insd)........................  6.250   09/01/12     1,504,000
    240   California St (MBIA Insd)........................  6.000   10/01/14       263,798
  1,000   California St Univ Fresno Assn Inc Rev Auxiliary
          Residence Student Proj (MBIA Insd)...............  6.250   02/01/17     1,128,060
  1,000   California Statewide Cmntys Dev Auth Ctfs Partn
          San Diego St Univ Fndtn Rfdg (AMBAC Insd)........  5.250   03/01/22     1,024,560
  1,570   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosps Rfdg (MBIA Insd).....  6.000   06/01/10     1,826,114
  1,300   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Student Residence Ser A (MBIA Insd)........  5.000   06/01/29     1,306,851
  2,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl
          Tax (MBIA Insd)..................................  5.000   09/01/18     2,051,440
  2,000   Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd)......................  7.000   08/01/12     2,535,680

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Central Vly Sch Dists Fin Auth CA Cap Apprec Sch
          Dist G O A Rfdg (MBIA Insd)......................      *   08/01/10  $    595,690
  1,205   Channel Islands Beach CA Cmnty Svcs Dist Ctfs
          Partn (FSA Insd).................................  5.700%  09/01/21     1,322,403
  1,105   Chino, CA Ctfs Partn Redev Agy (MBIA Insd).......  6.200   09/01/18     1,233,622
  2,350   Chino, CA Uni Sch Dist Ctfs Partn Master Lease
          Pgm (FSA Insd)...................................  6.250   03/01/09     2,667,837
  1,500   Chino, CA Uni Sch Dist Ctfs Partn Master Lease
          Pgm (FSA Insd)...................................  6.000   03/01/14     1,672,530
  1,000   Clovis, CA Pub Landfill Impt Proj Rfdg (AMBAC
          Insd)............................................  5.000   09/01/18     1,024,910
    290   Colton, CA Jt Uni Sch Dist Cmnty Fac Dist Spl Tax
          Southridge Vlg Rfdg (FSA Insd)...................  5.900   09/01/14       290,612
  2,000   Colton, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA
          Insd)............................................  5.000   08/01/18     2,051,120
     20   Concord, CA Redev Agy Tax Alloc Cent Concord
          Redev Proj Ser 3 (BIGI Insd).....................  8.000   07/01/18        20,620
  1,000   Contra Costa Cnty, CA Ctfs Partn Contra Costa
          Cnty Pub Fac Co (BIGI Insd)......................  7.800   06/01/06     1,049,190
    500   Contra Costa Cnty, CA Ctfs Partn Contra Costa
          Cnty Pub Fac Co (BIGI Insd)......................  7.800   06/01/07       524,595
  1,550   Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser A
          Rfdg (FGIC Insd).................................  5.750   10/01/14     1,680,975
  5,165   Corona, CA Redev Agy Tax Alloc Redev Proj Area A
          Ser A Rfdg (FGIC Insd)...........................  6.250   09/01/13     5,866,872
  1,150   El Centro, CA Redev Agy Tax El Centro Redev Proj
          Rfdg (MBIA Insd).................................  5.500   11/01/26     1,227,464
  1,000   Emeryville, CA Pub Fin Auth Shellmound Park Redev
          & Hsg Proj B (MBIA Insd).........................  5.000   09/01/19     1,016,380
  2,000   Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg
          (MBIA Insd)......................................  6.250   05/01/16     2,158,140
  1,000   Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)....  6.000   10/01/12     1,093,290
  1,400   Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)....  6.000   10/01/19     1,534,442
  2,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)................................  5.250   12/01/19     2,043,120
  1,745   Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)............................  5.875   09/01/06     1,968,657
  1,810   Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)............................  6.250   09/01/12     2,045,698
 20,000   Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd)......................................      *   11/15/21     4,625,800
  4,000   Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
          Insd)............................................  5.250   08/01/26     4,118,960
  1,250   Hemet, CA Uni Sch Dist Ctfs Partn Nutrition Cent
          Proj (FSA Insd)..................................  5.875   04/01/27     1,388,100
  1,545   Imperial, CA Irrig Dist Elec Rev Sys Rfdg (MBIA
          Insd)............................................  5.000   11/01/18     1,582,621
  1,000   Kern, CA Cmnty College Dist Ctfs Partn Rfdg (MBIA
          Insd)............................................  5.000   01/01/18     1,022,890
  1,225   Lincoln, CA Uni Sch Dist (MBIA Insd).............  5.600   09/01/26     1,317,096
  1,835   Local Govt Fin Auth CA Rev Cap Apprec San
          Francisco Redev (Prerefunded @ 08/01/04) (MBIA
          Insd)............................................      *   08/01/08     1,148,196

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   850   Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
          Proj B Rfdg (AMBAC Insd).........................  7.000%  12/01/15  $    897,634
  1,535   Long Beach, CA Redev Agy Tax Alloc Sub Redev Proj
          Rfdg (AMBAC Insd)................................  5.125   04/01/20     1,553,328
    662   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd).............................  7.375   12/15/06       727,094
  2,380   Los Angeles, CA Mtg Rev FHA Security 8 Asstd Proj
          Ser A Rfdg (MBIA Insd)...........................  6.100   07/01/25     2,496,311
    500   M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E
          (MBIA Insd)......................................  6.000   07/01/22       526,520
  2,000   Madera Cnty, CA Ctfs Partn Vly Childrens Hosp
          Proj (MBIA Insd).................................  5.000   03/15/23     2,006,020
  4,095   Modesto, CA Irrigation Dist Fin Auth Rev Domestic
          Wtr Proj Ser D Rfdg (AMBAC Insd).................  5.000   09/01/17     4,215,393
  1,250   North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)................................  5.750   09/01/15     1,387,025
  1,640   North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)................................  6.000   09/01/19     1,824,779
    500   Northern CA Pwr Agy Pub Pwr Rev Combustion
          Turbine Proj 1 Ser A Rfdg (MBIA Insd)............  6.000   08/15/10       510,865
    400   Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj 1
          Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC
          Insd)............................................  7.500   07/01/23       537,088
  2,760   Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
          Ser A (Prerefunded @ 08/01/06) (FGIC Insd).......      *   08/01/13     1,321,764
  3,475   Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
          Ser A (Prerefunded @ 08/01/06) (FGIC Insd).......      *   08/01/14     1,558,051
  1,220   Oceanside, CA Cmnty Dev Mtg FHA North River Club
          Ser A Rfdg (MBIA Insd)...........................  5.850   07/01/16     1,292,309
  1,000   Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
          Fac Brdg Fdg Pgm (FSA Insd)......................  5.850   09/01/32     1,112,240
  3,000   Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)................................  8.855   04/01/22     3,577,500
  1,000   Palmdale, CA Wtr Dist Rev Ctfs Parn Rfdg (FGIC
          Insd)............................................  5.000   10/01/18     1,022,210
  1,000   Perris, CA Sch Dist Ctfs Partn Rfdg (FSA Insd)...  6.100   03/01/16     1,110,360
  1,000   Pinole, CA Redev Agy Tax Alloc Pinole Vista Redev
          Proj A Rfdg (MBIA Insd)..........................  5.000   08/01/17     1,027,320
  1,945   Pittsburg, CA Uni Sch Dist Ctfs Partn (AMBAC
          Insd)............................................  6.300   09/01/15     2,174,452
  2,000   Placer Cnty, CA Ctfs Partn Juvenile Detention Fac
          Rfdg (MBIA Insd).................................  5.000   07/01/25     2,012,260
  1,360   Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg
          (MBIA Insd)......................................  6.000   04/01/19     1,590,058

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (MBIA Insd)...........................  7.125%  09/01/19  $  1,051,510
  1,235   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (MBIA Insd)...........................  6.750   09/01/20     1,294,119
  1,680   Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
          Ser A Rfdg (AMBAC Insd)..........................  6.000   09/01/17     1,871,654
  1,000   Redding, CA Elec Sys Rev Ctfs Partn (Inverse
          Fltg) (MBIA Insd)................................  8.803   07/08/22     1,376,250
  2,000   Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
          Insd)............................................  5.625   09/01/18     2,164,220
  3,000   Riverside Cnty, CA Ctfs Partn Historic Courthouse
          Proj (MBIA Insd).................................  5.875   11/01/27     3,348,840
  1,070   Riverside, CA Elec Rev Rfdg (AMBAC Insd).........  5.000   10/01/18     1,078,656
  1,000   Roseville, CA Fin Auth Local Agy Rev Northeast
          Cfd Bond Refng Ser A Rfdg (FSA Insd).............  5.000   09/01/21     1,015,410
  1,000   Sacramento Cnty, CA Airport Sys Rev Pfc Sub Ser B
          Rfdg (FGIC Insd).................................  5.000   07/01/18     1,021,790
  1,000   Sacramento, CA Cogeneration Auth Cogeneration
          Proj Rev Rfdg (MBIA Insd)........................  5.000   07/01/16     1,025,420
  2,000   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg
          (MBIA Insd)......................................  5.750   08/15/13     2,138,820
  1,000   Salinas, CA Santn Swr Sys Rev (FGIC Insd)........  5.000   08/01/20     1,007,430
  2,500   San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)......................  7.000   07/01/16     2,748,075
  2,000   San Diego, CA Convention Cent Expansion Fin Auth
          Lease Rev Ser A (AMBAC Insd).....................  4.750   04/01/28     1,967,240
  1,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)................................  6.400   09/01/18     1,108,940
  1,000   San Dimas, CA Redev Agy Tax Alloc Creative Growth
          Ser A (FSA Insd).................................  5.000   09/01/16     1,038,680
  1,110   San Francisco, CA St Bldg Auth Lease Rev (AMBAC
          Insd)............................................  5.250   12/01/16     1,179,597
  1,000   San Gabriel, CA Uni Sch Dist Ctfs Partn (FSA
          Insd)............................................  6.000   09/01/15     1,102,050
  7,050   San Joaquin Hills, CA Tran Corridor Agy Toll Rd
          Rev Ser A Rfdg (MBIA Insd).......................  5.375   01/15/29     7,401,936
  5,000   San Joaquin Hills, CA Trns Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd)............      *   01/15/30     1,069,800
  5,750   San Jose, CA Fin Auth Rev Convention Proj Ser C
          (FSA Insd).......................................  6.375   09/01/13     6,274,227
  2,000   Santa Ana, CA Uni Sch Dist Ctfs Part Fin Proj Ser
          A (FSA Insd).....................................  5.000   04/01/18     2,050,160
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd).....................................  6.875   11/15/14     1,192,770
  1,000   Santa Clara, CA Redev Agy Tax Alloc (AMBAC
          Insd)............................................  7.000   07/01/10     1,250,660

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc
          Cons Redev Proj Ser A Rfdg (MBIA Insd)...........  5.000%  09/01/17  $  1,027,510
  1,000   Shasta Lake, CA Ctfs Partn (FSA Insd)............  6.000   04/01/16     1,106,800
  1,990   South Cnty, CA Regl Wastewtr Auth Rev Regl
          Wastewtr Fac Proj Ser A (FGIC Insd)..............  6.000   08/01/14     2,181,120
  3,735   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr
          Lien Ser A Rfdg (MBIA Insd)......................  7.000   09/01/08     4,657,059
  3,000   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr
          Lien Ser A Rfdg (MBIA Insd)......................  7.000   09/01/09     3,767,070
  1,050   Stockton, CA Rev Ctfs Partn Wastewtr Treatment
          Plant Expansion Ser A (Prerefunded @ 09/01/04)
          (FGIC Insd)......................................  6.400   09/01/07     1,220,919
  1,015   Stockton, CA Rev Ctfs Partn Wastewtr Treatment
          Plant Expansion Ser A (Prerefunded @ 09/01/04)
          (FGIC Insd)......................................  6.500   09/01/08     1,185,581
  1,100   Sunnyvale, CA Ctfs Partn Parking Fac Ser A Rfdg
          (AMBAC Insd).....................................  5.000   10/01/17     1,125,443
    570   Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg
          (FSA Insd).......................................  6.000   09/01/18       634,627
  2,000   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)......................................  6.750   01/01/12     2,016,080
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $172,213,797)........................................................   191,252,785
SHORT-TERM INVESTMENTS  1.4%
  (Cost $2,800,000)..........................................................     2,800,000
                                                                               ------------
TOTAL INVESTMENTS  99.1%
  (Cost $175,013,797)........................................................   194,052,785
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................     1,841,348
                                                                               ------------
NET ASSETS  100.0%...........................................................  $195,894,133
                                                                               ============

 *  Zero coupon bond
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $175,013,797).......................  $194,052,785
Cash........................................................       189,076
Receivables:
  Interest..................................................     1,988,426
  Fund Shares Sold..........................................       402,072
Other.......................................................        19,046
                                                              ------------
      Total Assets..........................................   196,651,405
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       288,861
  Distributor and Affiliates................................       123,213
  Investment Advisory Fee...................................        74,865
  Fund Shares Repurchased...................................        41,727
Trustees' Deferred Compensation and Retirement Plans........       150,007
Accrued Expenses............................................        78,599
                                                              ------------
      Total Liabilities.....................................       757,272
                                                              ------------
NET ASSETS..................................................  $195,894,133
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $178,790,697
Net Unrealized Appreciation.................................    19,038,988
Accumulated Undistributed Net Investment Income.............       252,535
Accumulated Net Realized Loss...............................    (2,188,087)
                                                              ------------
NET ASSETS..................................................  $195,894,133
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $150,959,105 and 8,043,260 shares of
    beneficial interest issued and outstanding).............  $      18.77
    Maximum sales charge (3.25%* of offering price).........           .63
                                                              ------------
    Maximum offering price to public........................  $      19.40
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,153,059 and 2,140,606 shares of
    beneficial interest issued and outstanding).............  $      18.76
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,781,969 and 254,972 shares of
    beneficial interest issued and outstanding).............  $      18.75
                                                              ============
*On sales of $25,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997



--------------------------------------------------------------------------------

                                                    Nine Months Ended        Year Ended
                                                    September 30, 1998    December 31, 1997
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest........................................... $        7,517,715    $      10,042,391
                                                    ------------------    -----------------
EXPENSES:
Investment Advisory Fee............................            648,214              814,437
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $258,828, $256,685 and
  $32,011, respectively, for the nine months ended
  9/30/98 and $332,822, $294,905 and $27,556,
  respectively, for the year ended 12/31/97).......            547,524              655,283
Shareholder Services...............................             73,876              189,171
Trustees' Fees and Expenses........................             27,906               40,111
Custody............................................             11,466               22,085
Legal..............................................              7,425               26,280
Insurance..........................................              2,398                3,624
Other..............................................             91,961              119,773
                                                    ------------------    -----------------
    Total Expenses.................................          1,410,770            1,870,764
                                                    ------------------    -----------------
NET INVESTMENT INCOME.............................. $        6,106,945    $       8,171,627
                                                    ==================    =================
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...................................... $        1,824,072    $       1,292,756
  Futures..........................................           (128,677)            (106,018)
                                                    ------------------    -----------------
Net Realized Gain..................................          1,695,395            1,186,738
                                                    ------------------    -----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..........................         15,629,825           10,633,466
  End of the Period:
    Investments....................................         19,038,988           15,629,825
                                                    ------------------    -----------------
Net Unrealized Appreciation During the Period......          3,409,163            4,996,359
                                                    ------------------    -----------------
NET REALIZED AND UNREALIZED GAIN................... $        5,104,558    $       6,183,097
                                                    ==================    =================
NET INCREASE IN NET ASSETS FROM OPERATIONS......... $       11,211,503    $      14,354,724
                                                    ==================    =================

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                    Nine Months Ended        Year Ended           Year Ended
                                    September 30, 1998    December 31, 1997    December 31, 1996
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........          $  6,106,945        $  8,171,627          $ 8,319,890
Net Realized Gain...............             1,695,395           1,186,738            2,275,283
Net Unrealized
  Appreciation/Depreciation
  During the Period.............             3,409,163           4,996,359           (3,715,835)
                                          ------------        ------------          -----------
Change in Net Assets from
  Operations....................            11,211,503          14,354,724            6,879,338
                                          ------------        ------------          -----------
Distributions from Net
  Investment Income:
  Class A Shares................            (5,158,867)         (6,593,552)          (7,012,876)
  Class B Shares................            (1,050,450)         (1,190,355)          (1,094,958)
  Class C Shares................              (131,241)           (110,912)             (79,245)
                                          ------------        ------------          -----------
Total Distributions.............            (6,340,558)         (7,894,819)          (8,187,079)
                                          ------------        ------------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.........             4,870,945           6,459,905           (1,307,741)
                                          ------------        ------------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......            29,485,437          21,168,004           25,623,230
Net Asset Value of Shares Issued
  Through Dividend
  Reinvestment..................             3,827,238           4,809,591            4,933,967
Cost of Shares Repurchased......           (17,753,835)        (30,260,768)         (29,969,162)
                                          ------------        ------------          -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..........            15,558,840          (4,283,173)             588,035
                                          ------------        ------------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS........................            20,429,785           2,176,732             (719,706)
NET ASSETS:
Beginning of the Period.........           175,464,348         173,287,616          174,007,322
                                          ------------        ------------          -----------
End of the Period (Including
  accumulated undistributed net
  investment income of $252,535,
  $486,148 and $209,340,
  respectively).................          $195,894,133         $175,464,348         $173,287,616
                                          ============         ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           Year Ended December 31
                                          Nine Months Ended    -----------------------------------------------
Class A Shares                            September 30, 1998    1997      1996      1995      1994      1993
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................            $18.294         $17.605   $17.736   $15.802   $18.286   $16.858
                                               -------         -------   -------   -------   -------   -------
Net Investment Income..............               .638            .880      .857      .884      .912      .967
Net Realized and Unrealized
  Gain/Loss........................               .498            .658     (.145)    1.938    (2.484)    1.441
                                               -------         -------   -------   -------   -------   -------
Total from Investment Operations...              1.136           1.538      .712     2.822    (1.572)    2.408
Less Distributions from Investment
  Income...........................               .662            .849      .843      .888      .912      .980
                                               -------         -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period...........................            $18.768         $18.294   $17.605   $17.736   $15.802   $18.286
                                               =======         =======   =======   =======   =======   =======
Total Return* (a)..................              6.38%**         8.93%     4.20%    18.28%    (8.75%)   14.54%
Net Assets at End of the Period (In
  millions)........................             $151.0          $140.7    $142.5    $147.6    $130.3    $151.1
Ratio of Expenses to Average Net
  Assets*..........................               .88%            .96%     1.02%      .89%      .78%      .69%
Ratio of Net Investment Income to
  Average Net Assets*..............              4.66%           4.96%     4.94%     5.23%     5.46%     5.37%
Portfolio Turnover.................                21%**           46%       35%       42%       56%       36%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                N/A             N/A     1.03%     1.05%     1.08%     1.01%
Ratio of Net Investment Income to
  Average Net Assets...............                N/A             N/A     4.94%     5.07%     5.16%     5.05%

** Non-Annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                 From May 1, 1993
                                                                Year Ended December 31,          (Commencement of
                                    Nine Months Ended    -------------------------------------   Distribution) to
Class B Shares                      September 30, 1998    1997      1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............             $18.289         $17.603   $17.736   $15.805   $18.266        $17.570
                                         -------         -------   -------   -------   -------        -------
Net Investment Income.......                .526            .741      .720      .766      .785           .549
Net Realized and Unrealized
  Gain/Loss.................                .506            .662     (.142)    1.926    (2.482)          .705
                                         -------         -------   -------   -------   -------        -------
Total from Investment
  Operations................               1.032           1.403      .578     2.692    (1.697)         1.254
Less Distributions from Net
  Investment Income.........                .563            .717      .711      .761      .764           .558
                                         -------         -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period....................             $18.758         $18.289   $17.603   $17.736   $15.805        $18.266
                                         =======         =======   =======   =======   =======        =======
Total Return* (a)...........               5.76%**         8.19%     3.35%    17.33%    (9.39%)         7.25%**
Net Assets at End of the
  Period (In millions)......               $40.1           $31.0     $28.6     $24.6     $17.1          $15.3
Ratio of Expenses to Average
  Net Assets*...............               1.64%           1.72%     1.79%     1.61%     1.52%          1.45%
Ratio of Net Investment
  Income to Average Net
  Assets*...................               3.89%           4.18%     4.17%     4.51%     4.71%          4.06%
Portfolio Turnover..........                 21%**           46%       35%       42%       56%            36%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................                N/A             N/A      1.79%     1.77%     1.82%          1.77%
Ratio of Net Investment
  Income to Average Net
  Assets....................                N/A             N/A      4.16%     4.35%     4.41%          3.74%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                       From
                                                                                                  August 13, 1993
                                                                Year Ended December 31,          (Commencement of
                                    Nine Months Ended    -------------------------------------   Distribution) to
Class C Shares                      September 30, 1998    1997      1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............             $18.286         $17.602   $17.736   $15.798   $18.257        $18.010
                                         -------         -------   -------   -------   -------        -------
Net Investment Income.......                .529            .727      .722      .758      .773           .307
Net Realized and Unrealized
  Gain/Loss.................                .502            .674     (.145)    1.941    (2.468)          .258
                                         -------         -------   -------   -------   -------        -------
Total from Investment
  Operations................               1.031           1.401      .577     2.699    (1.695)          .565
Less Distributions from Net
  Investment Income.........                .563            .717      .711      .761      .764           .318
                                         -------         -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period....................             $18.754         $18.286   $17.602   $17.736   $15.798        $18.257
                                         =======         =======   =======   =======   =======        =======
Total Return* (a)...........                5.70**         8.19%     3.35%    17.40%    (9.40%)         3.17%**
Net Assets at End of the
  Period (In millions)......                $4.8            $3.8      $2.2      $1.8      $2.8           $4.0
Ratio of Expenses to Average
  Net Assets*...............               1.63%           1.71%     1.79%     1.60%     1.51%          1.45%
Ratio of Net Investment
  Income to Average Net
  Assets*...................               3.87%           4.15%     4.16%     4.50%     4.71%          3.82%
Portfolio Turnover..........                 21%**           46%       35%       42%       56%            36%
*If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................                 N/A             N/A     1.80%     1.75%     1.82%          1.76%
Ratio of Net Investment
  Income to Average Net
  Assets....................                 N/A             N/A     4.16%     4.34%     4.39%          3.52%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund"), is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1998, there were no when issued or delayed delivery purchase commitments.

                               September 30, 1998
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $2,188,087, which will expire between September 30, 2002 and September 30, 2003.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $175,013,797; the aggregate gross unrealized appreciation is $19,038,988 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $19,038,988.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               September 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $100 million......................................     .500 of 1%
Next $150 million.......................................     .450 of 1%
Next $250 million.......................................     .425 of 1%
Over $500 million.......................................     .400 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $5,900 and $10,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $64,000 and $79,300, respectively, representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $50,200 and $112,100, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Additionally, for the year ended December 31, 1997, the Fund reimbursed Van Kampen approximately $12,800 related to the direct cost of consolidating the Van Kampen open-end Fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $135,566,795, $38,277,053 and
$4,946,849 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       896,618   $ 16,459,740
  Class B..........................................       595,781     10,920,471
  Class C..........................................       114,887      2,105,226
                                                       ----------   ------------
Total Sales........................................     1,607,286   $ 29,485,437
                                                        =========   ============
Dividend Reinvestment:
  Class A..........................................       167,488   $  3,075,115
  Class B..........................................        37,047        680,216
  Class C..........................................         3,916         71,907
                                                       ----------   ------------
Total Dividend Reinvestment........................       208,451   $  3,827,238
                                                       ==========   ============
Repurchases:
  Class A..........................................      (709,317)  $(13,003,362)
  Class B..........................................      (188,629)    (3,456,135)
  Class C..........................................       (70,739)    (1,294,338)
                                                       ----------   ------------
Total Repurchases..................................      (968,685)  $(17,753,835)
                                                       ===========  ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,287   $ 12,283,098
  Class B..........................................       403,552      7,140,419
  Class C..........................................        97,375      1,744,487
                                                       ----------   ------------
Total Sales........................................     1,193,214   $ 21,168,004
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       224,209   $  3,981,636
  Class B..........................................        43,062        765,183
  Class C..........................................         3,529         62,772
                                                       ----------   ------------
Total Dividend Reinvestment........................       270,800   $  4,809,591
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,319,813)  $(23,254,943)
  Class B..........................................      (375,548)    (6,651,902)
  Class C..........................................       (20,021)      (353,923)
                                                       ----------   ------------
Total Repurchases..................................    (1,715,382)  $(30,260,768)
                                                       ==========   ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $136,025,511, $28,878,801 and
$2,610,718 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       986,895   $ 17,165,507
  Class B..........................................       439,621      7,596,970
  Class C..........................................        49,675        860,753
                                                       ----------   ------------
Total Sales........................................     1,476,191   $ 25,623,230
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       242,651   $  4,210,865
  Class B..........................................        38,588        669,630
  Class C..........................................         3,082         53,472
                                                       ----------   ------------
Total Dividend Reinvestment........................       284,321   $  4,933,967
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,457,342)  $(25,258,344)
  Class B..........................................      (240,656)    (4,180,690)
  Class C..........................................       (30,329)      (530,128)
                                                       ----------   ------------
Total Repurchases..................................    (1,728,327)  $(29,969,162)
                                                       ==========   ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the sixth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.50%       None
Third..............................................          2.00%       None
Fourth.............................................          1.00%       None
Fifth and Thereafter...............................           None       None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $19,900 and $24,400, respectively, and CDSC on redeemed shares of approximately $32,500 and $64,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,986,116 and $38,024,164, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $77,597,970 and $78,268,248, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               September 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997 and the nine months ended September 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................      -0-
Futures Opened.............................................    4,100
Futures Closed.............................................   (4,100)
                                                              ------
Outstanding at December 31, 1997...........................      -0-
Futures Opened.............................................    1,024
Futures Closed.............................................   (1,024)
                                                              ------
Outstanding at September 30, 1998..........................      -0-
                                                              ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $219,900 and $226,300, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third

                               September 30, 1998
--------------------------------------------------------------------------------

parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN MUNICIPAL INCOME FUND


  Van Kampen Municipal Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase.



  The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective and Policies...........................   B-3
Investment Restrictions.....................................   B-12
Description of Securities Ratings...........................   B-13
Trustees and Officers.......................................   B-18
Investment Advisory and Other Services......................   B-27
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-31
Portfolio Transactions and Brokerage Allocation.............   B-31
Shareholder Services........................................   B-33
Redemption of Shares........................................   B-34
Contingent Deferred Sales Charge-Class A....................   B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charge ("CDSC-Class B and C").............................   B-35
Taxation....................................................   B-36
Fund Performance............................................   B-39
Other Information...........................................   B-42
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-20



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

  The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


  The Fund was originally organized in 1985 under the name Van Kampen Merritt Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Municipal Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.



  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Merrill Lynch Pierce Fenner & Smith Inc.....................    122,910          C         12.61%
 For the Sole Benefit of its Customers
 Attn: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484



                       INVESTMENT OBJECTIVE AND POLICIES


  The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate municipal securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



  The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging or risk management transactions in accordance with the requirements of the Securities and Exchange Commission and the Commodity Futures Trading Commission.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies extent permitted by
      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

  As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB:         Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



LONG-TERM DEBT -- SPECULATIVE GRADE



  BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



    A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/ A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



          Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.



           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.



                             TRUSTEES AND OFFICERS



  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


  Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        9,790                    2,652               60,000             125,200
Jack E. Nelson                          9,790                   18,385               60,000             125,200
Phillip B. Rooney                       9,790                    6,002               60,000             125,200
Dr. Fernando Sisto                      9,790                   68,615               60,000             125,200
Wayne W. Whalen                         9,790                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-

    Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



  As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.500% on the first $500 million of average daily net assets and 0.450% on the average daily net assets over $500 million.

  The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

  The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received approximately $3,545,700, $4,721,600 and $4,825,300, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received approximately $219,300, $207,300 and $80,200, respectively, in accounting services fees from the Fund.


  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received approximately $26,600, $25,000 and $27,900, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................   $  727,531       $ 78,171
Fiscal Year Ended December 31, 1997.........................   $  939,551       $111,895
Fiscal Year Ended December 31, 1996.........................   $1,088,499       $125,602


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  For shares sold prior to the implementation date of the Distribution Plan, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Distribution Plan, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $1,914,034 and $10,121 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 9.70% and 0.07% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $1,331,063 or 0.23% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $1,547,772 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$1,160,922 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $386,850 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $110,474 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $34,761 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $75,713 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


  The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating approximately $447,400, $649,000 and $892,000, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal period ended September 30, 1998....................  $362,296      --         --
  Fiscal year ended December 31, 1997.......................  $868,930      --         --
  Fiscal year ended December 31, 1996.......................  $      0      --         --
Fiscal period 1998 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --

                              SHAREHOLDER SERVICES



  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."



INVESTMENT ACCOUNT



  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.



SHARE CERTIFICATES



  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

  A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


  Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


  A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


  Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

  For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

  The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

  A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


  FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.


  BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


  GENERAL. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods (or since the commencement of investment operations). Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


  The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 3.37%, (ii) the five year period ended September 30, 1998 was 4.64% and (iii) the approximately eight year, two month period from August 1, 1990 (the commencement of investment operations of the Fund) through September 30, 1998 was 7.31%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.94%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.04%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1998 was 7.88%.



  The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 77.96%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 was 86.83%.


CLASS B SHARES


  The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 3.79%, (ii) the five year period ended September 30, 1998 was 4.66% and
(iii) the approximately six year, one month period of August 24, 1992 (commencement of investment operations of the Fund) through September 30, 1998 was 5.95%.



  The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.34%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.58%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1998 was 7.16%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 42.26%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 was 42.26%.


CLASS C SHARES


  The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 6.73%, (ii) the five year period ended September 30, 1998 was 4.88% and
(iii) the approximately five year, one month period from August 13, 1993 (the commencement of investment operations of the Fund) through September 30, 1998 was 5.08%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.31%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.58%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1998 was 7.16%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 28.97%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 was 28.97%.


                               OTHER INFORMATION

  CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

  SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


  INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


  LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
November 5, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  104.0%
          ALABAMA  2.0%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc Expansion
          Proj........................................................   7.500%  09/15/11  $    2,380,264
  3,045   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   4.750   08/15/17       3,039,184
  2,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   4.750   08/15/18       1,983,380
  2,930   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd) (b)...................................................   6.750   08/15/17       3,344,742
    525   Bessemer, AL Indl Dev Brd ROHN Inc Proj.....................   9.000   09/15/01         570,953
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc Proj.....................   9.500   09/15/11       2,251,638
    250   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................   6.950   01/01/20         130,000
  1,000   Montgomery, AL Med Clinic Brd Jackson Hosp & Clinic (AMBAC
          Insd).......................................................   5.875   03/01/16       1,089,970
  5,150   West Jefferson Cnty, AL Amusement & Pub Pk Auth First Mtg
          Visionland Proj.............................................   8.000   12/01/26       5,572,145
                                                                                           --------------
                                                                                               20,362,276
                                                                                           --------------
          ALASKA  2.0%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj Ser 1 (BIGI
          Insd) (b)...................................................   6.250   07/01/21       2,547,950
  1,250   Alaska Indl Dev & Expt Auth Pwr Rev Snettisham Hydroelec
          First Ser (AMBAC Insd)......................................   5.500   01/01/16       1,324,137
  1,260   Alaska Indl Dev & Expt Auth Pwr Rev Snettisham Hydroelec
          First Ser (AMBAC Insd)......................................   5.500   01/01/17       1,331,581
  5,000   Alaska Indl Dev & Expt Auth Pwr Rev Snettisham Hydroelec
          First Ser (AMBAC Insd)......................................   5.375   01/01/34       5,139,800
  1,000   Alaska Indl Dev and Expt Auth Pwr Rev Upper Lynn Canal Regl
          Pwr.........................................................   5.700   01/01/12       1,014,510
  1,800   Alaska Indl Dev and Expt Auth Pwr Rev Upper Lynn Canal Regl
          Pwr.........................................................   5.875   01/01/32       1,832,598
  6,500   North Slope Borough, AK Cap Apprec Ser A (MBIA Insd)........       *   06/30/09       4,071,145
  3,265   North Slope Borough, AK Cap Apprec Ser A (MBIA Insd)........       *   06/30/10       1,935,525
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline Rfdg..............   7.125   12/01/25       1,120,300
                                                                                           --------------
                                                                                               20,317,546
                                                                                           --------------
          ARIZONA  2.1%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg...   6.500   07/01/09       1,081,310
    595   Pima Cnty, AZ Indl Dev Auth Single Family Mtg Rev (GNMA
          Collateralized).............................................   6.625   11/01/14         637,055
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A (b)..............   9.500   07/01/10       5,817,116
    500   Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Vlg
          Ser A Rfdg..................................................   8.250   06/01/15         574,775
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.000   09/01/12       2,090,925
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.125   09/01/17       1,946,927
  1,500   Sedona, AZ Wastewtr Muni Ppty Corp Excise Tax Rev Rfdg (MBIA
          Insd).......................................................       *   07/01/21         496,155
  1,000   Sedona, AZ Wastewtr Muni Ppty Corp Excise Tax Rev Rfdg (MBIA
          Insd).......................................................       *   07/01/23         299,540
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed Aermod Cent
          Inc (b).....................................................   8.700   09/01/19       7,728,280
                                                                                           --------------
                                                                                               20,672,083
                                                                                           --------------
          ARKANSAS  0.9%
  5,230   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser A (d)(f)...................................   7.500   01/31/06       5,020,800
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser B (d)(f)...................................   7.500   01/31/06       1,641,000
  1,925   Jackson Cnty, AR Hlthcare Fac Brd First Mtg Hosp Rev Newport
          Hosp & Clinic Inc...........................................   7.375   11/01/11       2,035,668
                                                                                           --------------
                                                                                                8,697,468
                                                                                           --------------
          CALIFORNIA  6.6%
 25,855   Anaheim, CA Pub Fin Auth Cap Apprec Sub Pub Impts Proj C
          (FSA Insd)..................................................       *   09/01/24       7,193,895
  8,945   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/21       2,897,643
 10,000   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/22       3,079,700
 25,865   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/23       7,571,720
  5,000   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/25       1,322,100
  5,105   California Edl Fac Auth Rev College of Osteopathic Med
          Pacific (Prerefunded @ 06/01/03)............................   7.500   06/01/18       5,870,035
  2,880   California Edl Fac Auth Rev Univ of La Verne................   6.300   04/01/09       3,108,730
  4,285   Delano, CA Ctfs Partn Ser A (Prerefunded @ 01/01/03)........   9.250   01/01/22       5,339,496
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/10       1,444,433
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/11       2,965,171
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/13       1,700,086

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/14  $    2,207,838
  3,500   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/19       1,259,825
  5,000   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/20       1,711,650
    900   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj
          Rfdg........................................................   7.875%  02/01/15         942,759
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125   03/15/23       1,154,880
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev (AMBAC Insd).........       *   09/01/15       1,258,820
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/19         415,708
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/22         389,582
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/25         364,900
    900   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/10         521,919
    800   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/11         434,664
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/12         357,385
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/13         334,733
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/14         315,259
  2,865   Paramount, CA Uni Sch Dist Cap Apprec Ser A (FSA Insd)......       *   09/01/22         890,585
  4,000   Riverside Cnty, CA Air Force Vlg West Inc Ser A Rfdg........   8.125   06/15/20       4,445,600
 15,920   San Joaquin Hills, CA Tran Corridor Agy Toll Rd Rev Cap
          Apprec Rfdg Ser A (MBIA Insd)...............................       *   01/15/25       4,391,532
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg..........   7.500   09/01/16       2,078,360
                                                                                           --------------
                                                                                               65,969,008
                                                                                           --------------
          COLORADO  5.0%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875   08/01/11       4,005,110
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875   08/01/12       5,774,624
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C (Prerefunded @ 08/31/05)..................................       *   08/31/26       1,654,485
    500   Berry Creek Metro Dist CO Rfdg & Impt.......................   8.250   12/01/11         547,845
  1,000   Bowles Metro Dist CO........................................   7.750   12/01/15       1,067,380
  2,000   Denver, CO City & Cnty Arpt Rev Ser A (b)...................   7.000   11/15/99       2,070,220
  7,810   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.500   11/15/23       8,632,549
  4,570   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.000   11/15/25       4,995,513
    740   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.500   11/15/23         826,691
    430   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.000   11/15/25         476,019
  2,200   Denver, CO City & Cnty Spl Fac Arpt Rev United Airls Proj
          Ser A.......................................................   6.875   10/01/32       2,392,456
  1,000   Edgewater, CO Redev Auth Tax Increment Rev..................   6.750   12/01/08       1,100,650
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/14         568,141
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/15         574,077
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/16         535,965
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/18         439,844
  3,690   Jefferson Cnty, CO Residential Mtg Rev......................  11.500   09/01/12       6,348,350
  5,000   Meridian Metro Dist CO Peninsular & Oriental Steam Navig Co
          Rfdg (b)....................................................   7.500   12/01/11       5,484,250
  2,000   Northern Metro Dist CO Adams Cnty Rfdg......................   6.500   12/01/16       2,172,900
                                                                                           --------------
                                                                                               49,667,069
                                                                                           --------------
          CONNECTICUT  1.8%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Hartford (b)............................................   7.125   11/01/14       5,839,433
  2,530   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (a)..................................   6.400   09/01/11       2,825,150
    495   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (a)..................................   6.500   09/01/06         577,101
    505   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (a)..................................   6.500   09/01/06         579,245
  2,470   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (Prerefunded @ 09/01/07) (a).........   6.400   09/01/11       2,908,944
  4,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser B,
          144A-Private Placement (a)..................................   5.750   09/01/18       4,220,600
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144-A
          (a).........................................................   5.750   09/01/27       1,578,870
                                                                                           --------------
                                                                                               18,529,343
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.3%
$ 2,500   District of Columbia Rev Natl Pub Radio Ser A (b)...........   7.700%  01/01/23  $    2,749,425
                                                                                           --------------
          FLORIDA  7.4%
    430   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.500   10/01/02         451,874
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.875   10/01/08         571,430
  1,865   Boca Raton, FL Comm Redev Agy Mizner Park Proj Rfdg (FSA
          Insd) (c)...................................................   4.500   03/01/12       1,865,709
  1,500   Boca Raton, FL Comm Redev Agy Mizner Park Proj Rfdg (FSA
          Insd) (c)...................................................   4.600   03/01/13       1,506,000
  2,000   Boca Raton, FL Comm Redev Agy Mizner Park Proj Rfdg (FSA
          Insd) (c)...................................................   4.625   03/01/14       1,997,740
  1,565   Broward Cnty, FL Res Recovery Rev Waste Energy North Proj...   7.950   12/01/08       1,676,584
  2,050   Broward Cnty, FL Res Recovery Rev Waste Energy South Proj...   7.950   12/01/08       2,196,165
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd).................................................       *   02/01/18       8,349,360
  1,800   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts Ser C.........   6.610   07/01/38       1,835,136
  3,000   Florida Hsg Fin Corp Rev Hsg Cypress Trace Apts Ser G.......   6.600   07/01/38       3,056,100
  2,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts Ser B...........   6.610   07/01/38       2,039,040
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg............   7.250   06/01/23         600,326
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)....................................   7.250   06/01/23         636,291
  5,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj Rfdg..........   5.750   04/01/18       5,222,400
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown
          Cogeneration Proj A Rfdg (b)................................   7.875   12/15/25       3,388,504
  1,840   Northern Palm Beach Cnty Impt Dist FL Wtr Ctl & Impt Unit
          Dev 5A Rfdg.................................................   6.000   08/01/10       1,892,477
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg....................................................   8.750   07/01/26       1,790,850
    595   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd)............   6.000   10/01/16         618,324
    405   Orange Cnty, FL Tourist Dev Tax Rev (Prerefunded @ 10/01/00)
          (AMBAC Insd)................................................   6.000   10/01/16         424,100
  5,000   Saint John's River Wtr Mgmt Dist FL Land Acquisition Rev
          Rfdg (FSA Insd).............................................   5.125   07/01/16       5,129,500
  4,140   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02) (b)............  10.000   07/01/22       5,063,758
  5,000   Sarasota Cnty, FL Public Hosp Brd Miles Sarasota Mem Hosp
          Proj Ser A (MBIA Insd) (Embedded Cap).......................       *   10/01/21       4,700,000
 17,045   Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)..................   5.000   10/01/28      17,557,884
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   7.500   05/01/18       1,075,690
    880   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   8.500   05/01/17         978,965
                                                                                           --------------
                                                                                               74,624,207
                                                                                           --------------
          GEORGIA  3.6%
  3,000   Atlanta, GA Arpt Fac Rev....................................   6.250   01/01/21       3,171,600
  2,000   Atlanta, GA Urban Residential Fin Auth Multi-Family Rev.....   6.750   07/01/30       2,045,340
  2,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev...............   6.500   02/01/28       2,038,340
  2,000   George L Smith II GA Wrld Congress Cent Auth Rev Domed
          Stadium Proj Rfdg (MBIA Insd) (c)...........................   5.500   07/01/20       2,012,460
 25,550   Georgia Local Govt Ctfs Partn Grantor Trust Ser A (MBIA
          Insd).......................................................   4.750   06/01/28      25,235,735
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X (MBIA Insd)............   6.500   01/01/20       1,854,495
                                                                                           --------------
                                                                                               36,357,970
                                                                                           --------------
          HAWAII  2.7%
  4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)................   6.350   07/01/07       4,528,746
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co
          (MBIA Insd) (b).............................................   6.550   12/01/22      15,565,695
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc.......   9.700   06/01/20       2,575,929
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.350   07/01/07       1,647,324
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.400   07/01/08       1,745,593
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)...................   7.000   07/01/17         534,655
                                                                                           --------------
                                                                                               26,597,942
                                                                                           --------------
          ILLINOIS  10.0%
  4,310   Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq
          Proj........................................................   9.250   02/01/12       4,957,017
  1,350   Bridgeview, IL Tax Increment Rev Rfdg.......................   9.000   01/01/11       1,576,935
  6,590   Broadview, IL Tax Increment Rev Sr Lien.....................   8.250   07/01/13       7,545,748
  1,000   Chicago, IL Gas Supply Rev Ser A............................   8.100   05/01/20       1,080,940

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago..........   7.000%  01/01/11  $    1,241,450
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc...   8.500   05/01/18       4,313,360
  4,765   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................   8.950   05/01/18       5,308,639
  1,945   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   7.000   09/01/27       2,189,662
    490   Chicago, IL Tax Increment Alloc San Drain & Ship Canal Ser
          A...........................................................   7.375   01/01/05         524,663
  1,000   Chicago, IL Tax Increment Alloc San Drain & Ship Canal Ser
          A...........................................................   7.750   01/01/14       1,104,120
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07       1,310,950
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/07       1,545,817
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/08       1,468,037
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/09       1,391,457
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/10       1,316,305
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/11       1,242,783
  1,500   Cook Cnty, IL Ser A Rfdg....................................   5.000   11/15/22       1,498,875
  1,000   Crestwood, IL Tax Increment Rev Rfdg........................   7.250   12/01/08       1,083,620
  1,200   Hodgkins, IL Tax Increment..................................   9.500   12/01/09       1,415,052
  3,300   Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01).........   9.500   12/01/09       3,880,206
  1,500   Hodgkins, IL Tax Increment Ser A Rfdg.......................   7.625   12/01/13       1,682,025
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....   8.500   12/01/15       1,768,215
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev Libertyville Towers
          Ser A.......................................................   6.500   09/01/09       1,066,910
    605   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....   8.000   11/15/06         684,013
  1,000   Illinois Edl Fac Auth Rev Lake Forest College (Prerefunded @
          10/01/01) (FSA Insd)........................................   6.750   10/01/21       1,105,500
  2,575   Illinois Edl Fac Auth Rev Lewis Univ Rfdg...................   6.000   10/01/24       2,683,665
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01)....................................   6.900   12/01/21       1,113,950
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........   7.500   08/15/26       1,112,850
  1,830   Illinois Hlth Fac Auth Rev Midwest Physician Grp Ltd Rfdg...   5.500   11/15/19       1,827,603
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A
          (Prerefunded @ 10/01/02)....................................   9.500   10/01/22       5,014,423
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj B
          (Prerefunded @ 10/01/02)....................................   9.000   10/01/22       2,410,580
  1,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................   7.400   08/15/23       1,688,820
    505   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........   9.500   11/15/15         575,225
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00)....................................   9.500   11/15/15         483,352
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp (Prerefunded @
          05/01/02)...................................................   7.250   05/01/22       1,129,370
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem Hosp............   6.750   08/15/11       1,091,200
  2,600   Illinois Hlth Fac Auth Rev United Med Cent (Prerefunded @
          07/01/03)...................................................   8.375   07/01/12       3,089,528
  3,350   Illinois Hsg Dev Auth Residential Mtg Rev (Inverse Fltg)....   9.714   02/13/18       3,802,250
  1,450   Mc Lean & Woodford Cntys, IL Cmty Unit Sch Dist No 005
          Normal......................................................   4.500   01/01/16       1,396,785
  1,135   Mill Creek Wtr Reclamation Dist IL Sewage Rev...............   8.000   03/01/10       1,315,624
    685   Mill Creek Wtr Reclamation Dist IL Wtrwrks Rev..............   8.000   03/01/10         794,011
  1,000   Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj
          (Prerefunded @ 01/01/07)....................................   7.750   01/01/17       1,222,140
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd) (b)................   8.000   06/01/17       3,942,008
  7,500   Robbins, IL Res Recovery Rev................................   8.375   10/15/16       6,000,000
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins Res Partn
          Ser B.......................................................   8.375   10/15/16       2,400,000
    820   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.200   12/01/04         906,166
    500   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.500   12/01/13         550,185
  1,575   Saint Charles, IL Indl Dev Rev Tri-City Cent Proj...........   7.500   11/01/13       1,680,997
  1,240   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A (MBIA Insd)....   5.800   04/01/10       1,345,995
                                                                                           --------------
                                                                                               99,879,026
                                                                                           --------------
          INDIANA  2.5%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......   6.700   11/01/12       1,096,900
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl Hosp Inc........   7.000   07/01/12       3,044,855

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 1,650   Indiana Bond Bank Spl Pgm Hendricks Redev Ser B.............   6.125%  02/01/17  $    1,831,087
  3,125   Indiana Bond Bank Spl Pgm Hendricks Redev Ser B.............   6.200   02/01/23       3,463,375
  1,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc Oblig Grp
          (MBIA Insd).................................................   5.250   07/01/17       1,035,250
  7,920   Indiana St Dev Fin Auth Environmental USX Corp Proj Rfdg &
          Impt........................................................   6.250   07/15/30       8,633,196
  1,500   Indiana Univ Rev Student Fee Ser L..........................   5.000   08/01/17       1,516,620
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.750   02/01/14         668,668
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.500   02/01/22         450,950
  1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev......................   6.500   09/01/13       1,055,380
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/11          55,082
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/12          51,024
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/13          45,619
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/14          40,693
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/15          37,729
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/16          36,293
    225   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/17          56,034
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med Cent Inc
          Rfdg........................................................   8.500   04/15/03       1,694,610
                                                                                           --------------
                                                                                               24,813,365
                                                                                           --------------
          IOWA  0.7%
  2,045   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA
          Insd).......................................................   6.000   07/01/07       2,308,130
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA
          Insd).......................................................   5.750   07/01/17       2,720,500
  2,000   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts Proj A Rfdg
          (GNMA Collateralized).......................................   6.150   05/01/32       2,134,600
                                                                                           --------------
                                                                                                7,163,230
                                                                                           --------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A (Prerefunded
          @ 11/15/04).................................................   7.750   11/15/24       1,217,250
                                                                                           --------------
          KENTUCKY  1.3%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc Rfdg.........   6.550   03/01/09       1,070,270
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni Multi-Lease Ser
          A...........................................................       *   08/15/14       3,691,902
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................   8.699   10/09/08       4,795,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland Hosp Corp
          Ser A Rfdg & Impt (FSA Insd)................................   6.125   02/01/12       1,373,912
  1,275   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)................   7.450   01/01/23       1,360,527
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A......................   5.500   07/01/07       1,003,730
                                                                                           --------------
                                                                                               13,295,341
                                                                                           --------------
          LOUISIANA  0.7%
    500   Hodge, LA Util Rev Stone Container Corp Ser 1990............   9.000   03/01/10         533,870
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev Advanced Polymer
          Proj Ser 1985...............................................  10.000   11/15/04       2,505,549
  1,000   Lake Charles, LA Harbor & Terminal Dist Port Fac Rev
          Trunkline Rfdg..............................................   7.750   08/15/22       1,151,400
    405   Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises Inc
          Rfdg........................................................   8.250   09/01/08         451,041
    800   Port New Orleans, LA Indl Dev Rev Avondale Inds Inc Proj
          Rfdg........................................................   8.250   06/01/04         887,472
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util
          Co Proj Ser A...............................................   7.500   05/01/15       1,564,206
                                                                                           --------------
                                                                                                7,093,538
                                                                                           --------------
          MARYLAND  0.2%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg..................................................   7.550   06/01/17       1,659,705
                                                                                           --------------
          MASSACHUSETTS  2.1%
  1,000   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd) (Prerefunded
          @ 08/15/00).................................................   7.625   02/15/21       1,088,710
  1,400   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni Forwards Issue
          E Ser A (AMBAC Insd)........................................   7.000   01/01/10       1,508,556
  6,200   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................   3.100   07/01/13       6,175,014
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj...   8.450   07/01/18       1,747,470
  5,000   Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing
          Proj........................................................   8.625   10/01/23       5,716,150
    970   Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assoc
          Proj........................................................   8.800   06/01/14       1,173,787

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment American
          Hingham.....................................................   6.600%  12/01/15  $    1,099,490
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A..........................   7.000   04/01/22       2,251,260
                                                                                           --------------
                                                                                               20,760,437
                                                                                           --------------
          MICHIGAN  5.1%
  3,500   Detroit, MI Downtown Dev Auth Tax Increment Rev (Prerefunded
          @ 07/01/06).................................................   6.200   07/01/17       4,053,805
  1,000   Detroit, MI Loc Dev Fin Auth Ser C..........................   6.850   05/01/21       1,048,960
  3,000   Grand Traverse Cnty, MI Hosp Munson Hlthcare Ser A Rfdg
          (AMBAC Insd)................................................   5.000   07/01/28       2,983,650
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev Munson
          Hlthcare Ser A Rfdg (AMBAC Insd)............................   6.250   07/01/12       2,181,260
  1,500   Grand Valley MI St Univ Rev Gen (FGIC Insd).................   5.500   02/01/18       1,660,335
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale Cmty Hlth
          Cent........................................................   5.250   05/15/26       1,378,832
 19,370   Kent Cnty, MI Bldg Auth.....................................   5.000   06/01/26      19,420,168
  1,750   Michigan St Hosp Fin Auth Rev Rfdg Hosp Detroit Med Group A
          (AMBAC Insd)................................................   5.250   08/15/27       1,788,465
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................   5.500   10/01/18       1,025,320
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................   5.500   10/01/27       2,043,900
  3,915   Michigan St House Representatives Ctfs Part (AMBAC Insd)....       *   08/15/24       1,095,300
  6,760   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fiber Proj (e)..............................................   8.000   12/01/27       6,106,678
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr
          Station Proj................................................   7.500   01/01/21       4,920,435
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg Ser A Rfdg
          (FHA Gtd)...................................................   6.600   06/01/13       1,069,580
                                                                                           --------------
                                                                                               50,776,688
                                                                                           --------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family Rev Hsg Cottages North
          Saint Paul Rfdg.............................................   9.250   02/01/22       1,078,820
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg......   5.000   01/01/16       1,999,900
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser C...........   5.000   01/01/17       1,249,912
                                                                                           --------------
                                                                                                4,328,632
                                                                                           --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl Rev
          Weyerhaeuser Co Rfdg (Inverse Fltg).........................   8.250   04/01/22       6,167,200
  1,155   Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj Ser A
          Rfdg........................................................   7.750   12/01/15       1,269,622
                                                                                           --------------
                                                                                                7,436,822
                                                                                           --------------
          MISSOURI  2.2%
  1,000   Kansas City, MO Multi-Family Hsg Rev Vlg Green Apts Proj....   6.250   04/01/30       1,019,720
  2,835   Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A
          (b).........................................................   5.750   10/01/06       3,116,912
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John Knox Vlg
          Proj Rfdg & Impt............................................   7.125   08/15/12       2,140,320
  1,330   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd) (b).....................................   7.250   06/01/04       1,463,838
  3,920   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (Prerefunded @ 06/01/04) (MBIA Insd) (b)............   7.250   06/01/14       4,652,609
  1,000   Missouri St Hlth & Edl Fac Auth Rfdg & Impt.................   8.125   10/01/10       1,068,090
  5,000   Missouri St Hlth & Edl Fac Rev Bjc Hlth Sys (c).............   5.000   05/15/28       4,950,100
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home Rev Mary
          Queen & Mother Proj Rfdg (GNMA Collateralized)..............   7.125   03/20/23       2,358,399
    845   Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser
          A...........................................................  10.000   08/01/10       1,083,755
                                                                                           --------------
                                                                                               21,853,743
                                                                                           --------------
          NEBRASKA  0.7%
    700   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.413   09/15/24         791,875
  1,000   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  11.429   09/10/30       1,229,250
  4,100   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  10.065   10/17/23       4,612,500
                                                                                           --------------
                                                                                                6,633,625
                                                                                           --------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
          (FGIC Insd).................................................   6.700   06/01/22       4,384,360
  2,080   Henderson, NV Loc Impt Dist No T-4 Ser A....................   8.500   11/01/12       2,169,232
                                                                                           --------------
                                                                                                6,553,592
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  0.7%
$ 1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev................   8.800%  06/01/09  $    1,905,481
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg..........................................   7.625   07/01/16       2,221,000
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj...................................................   7.500   06/01/05       1,143,560
    980   New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration................................................   7.750   06/01/14       1,066,054
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC Insd).........   6.750   11/01/11       1,184,130
                                                                                           --------------
                                                                                                7,520,225
                                                                                           --------------
          NEW JERSEY  3.3%
    400   Atlantic City, NJ Brd Edl Sch (Prerefunded @ 12/01/02)
          (AMBAC Insd)................................................   6.125   12/01/11         443,624
    250   Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (Prerefunded @
          10/01/04) (MBIA Insd).......................................   6.150   10/01/14         284,605
  2,000   Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrigerated...   8.400   04/01/24       2,269,540
    500   Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A (MBIA
          Insd).......................................................   5.600   12/01/16         543,845
    250   Essex Cnty, NJ Impt Auth Lease Jail & Youth House Proj
          (Prerefunded @ 12/01/04) (AMBAC Insd).......................   6.600   12/01/07         291,445
    370   Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd).....................   5.375   09/01/10         400,595
    250   Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd).................................................   6.600   12/01/21         273,008
    250   Lacey Muni Util Auth NJ Wtr Rev (Prerefunded @ 12/01/04)
          (MBIA Insd).................................................   6.250   12/01/24         286,680
    250   Mercer Cnty, NJ Impt Auth Rev Cap Apprec....................       *   04/01/11         143,320
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg
          (MBIA Insd) (b).............................................   6.250   08/15/10       7,266,747
    500   Millburn Twp, NJ Brd Ed.....................................   5.350   07/15/12         551,140
  1,000   New Jersey Bldg Auth St Bldg Rev............................   5.000   06/15/18       1,004,170
    500   New Jersey Econ Dev Auth Dist Heating & Cooling Rev Trigen
          Trenton Ser A...............................................   6.200   12/01/10         535,690
  2,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G
          Rfdg........................................................   8.400   12/15/15       2,198,520
    300   New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr Lien
          Ser A (MBIA Insd)...........................................   5.800   07/01/09         330,957
    210   New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs Elec & Gas
          Co Proj A (MBIA Insd).......................................   6.400   05/01/32         233,940
  1,900   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................   8.500   11/01/16       2,156,633
    350   New Jersey Econ Dev Auth Rev RWJ Hlthcare Corp
          (FSA Insd)..................................................   6.250   07/01/14         390,957
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes.........   7.500   07/01/20       1,124,080
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes Oblig
          Ser A.......................................................   7.500   07/01/25       1,124,080
    300   New Jersey Econ Dev Auth Wtr Fac Rev Hackensack Wtr Co Proj
          B Rfdg (MBIA Insd)..........................................   5.900   03/01/24         321,624
    490   New Jersey Hlthcare Fac Fin Auth Rev Atlantic City Med Cent
          Ser C Rfdg..................................................   6.800   07/01/11         543,508
    700   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp Group Issue
          (Connie Lee Insd)...........................................   7.000   07/01/04         806,323
    400   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp Group Issue
          (Connie Lee Insd)...........................................   7.000   07/01/06         473,860
    250   New Jersey Hlthcare Fac Fin Auth Rev Englewood Hosp & Med
          Cent........................................................   6.700   07/01/15         276,880
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................   6.000   07/01/06         284,010
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................   6.750   07/01/19         309,047
    400   New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore Med Cent
          Rfdg (AMBAC Insd)...........................................   6.250   07/01/21         446,808
    500   New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean Cnty
          Hosp Ser A..................................................   6.125   07/01/13         531,945
    400   New Jersey Sports & Exposition Auth Convention Cent Luxury
          Tax Rev Ser A Rfdg (MBIA Insd)..............................   6.250   07/01/20         438,012
    200   New Jersey St Edl Fac Auth Rev Caldwell College Ser A.......   7.250   07/01/25         219,946
    250   New Jersey St Edl Fac Auth Rev Glassboro St College Ser A
          (Prerefunded @ 07/01/01) (MBIA Insd)........................   6.700   07/01/21         274,480
    270   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser K (MBIA
          Insd).......................................................   6.375   10/01/26         291,414
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser O (MBIA
          Insd).......................................................   6.300   10/01/23         539,925
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser S
          (MBIA Insd).................................................   6.000   10/01/21         534,905

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 3,480   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd) (b)...   6.500%  01/01/16  $    4,263,557
    300   Union City, NJ (FSA Insd)...................................   6.375   11/01/10         359,913
                                                                                           --------------
                                                                                               32,769,733
                                                                                           --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev San Juan Regl
          Med Cent Inc Proj (Prerefunded @ 06/01/01)..................   7.900   06/01/11       2,808,000
                                                                                           --------------
          NEW YORK  9.3%
  2,805   Clifton Springs, NY Hosp & Clinic Hosp Rev Rfdg.............   8.000   01/01/20       3,153,409
  3,640   Metropolitan Tran Auth NY Commuter Fac Rev Svcs Contract Ser
          R Rfdg......................................................   5.500   07/01/17       3,851,921
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac
          Ser 5 Rfdg (b)..............................................   7.000   07/01/12       5,474,500
  1,000   New York City Indl Dev Agy Field Hotel Assoc Lp Jfk Rfdg
          (c).........................................................   6.000   11/01/28       1,015,320
  1,000   New York City Indl Dev Agy Laguardia Assoc Lp Proj Rfdg
          (c).........................................................   6.000   11/01/28       1,015,320
  1,000   New York City Indl Dev Agy Civic Fac Marymount Manhattan
          College Proj................................................   7.000   07/01/23       1,084,550
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B
          (b).........................................................   5.000   06/15/17       4,107,421
  5,000   New York City Ser A (b).....................................   7.000   08/01/07       5,960,000
  2,500   New York City Ser B (b).....................................   7.500   02/01/07       2,799,225
    945   New York City Ser C (Prerefunded @ 08/01/02)................   6.500   08/01/04       1,051,549
  4,055   New York City Ser C.........................................   6.500   08/01/04       4,456,283
    640   New York City Ser C Subser C1...............................   7.500   08/01/20         723,584
  2,000   New York City Ser D Rfdg (b)................................   8.000   02/01/05       2,426,840
  2,200   New York City Ser E (b).....................................   5.700   08/01/08       2,380,114
  2,500   New York St Dorm Auth Rev Secd Hosp Bronx Lebanon Rfdg......   5.200   02/15/14       2,585,625
  5,000   New York St Dorm Auth Rev City Univ Ser F (b)...............   5.500   07/01/12       5,262,750
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser A (b).........   5.500   05/15/10       2,891,212
  2,295   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser A........   5.750   02/15/11       2,527,369
  2,285   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser A........   5.750   02/15/12       2,504,565
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg)..............................................   9.055   04/01/20       3,278,125
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn
          Union Gas Co Ser B (Inverse Fltg)...........................  10.203   07/01/26       4,057,500
  2,000   New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara
          Mohawk Pwr Corp Ser A Rfdg (FGIC Insd)......................   7.200   07/01/29       2,318,940
    185   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A.......................................................   7.750   08/15/11         203,859
    175   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C.......................................................   7.300   02/15/21         193,524
  2,400   New York St Urban Dev Corp Rev Correctional Cap Fac Rfdg
          (b).........................................................   5.625   01/01/07       2,571,504
 20,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd) (b).........................................   5.250   01/01/14      22,052,670
  1,200   Port Auth NY & NJ Cons 95th Ser.............................   6.125   07/15/22       1,313,088
    500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt
          Terminal 6 (MBIA Insd)......................................   5.750   12/01/25         537,745
  1,500   Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev Spellman High
          Voltage Fac Ser A...........................................   6.375   12/01/17       1,535,835
                                                                                           --------------
                                                                                               93,334,347
                                                                                           --------------
          NORTH CAROLINA  0.3%
  2,500   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev Solid
          Waste Weyerhaeuser Co.......................................   5.650   12/01/23       2,566,425
                                                                                           --------------
          OHIO  2.7%
  1,250   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland
          Bond Fund Ser A.............................................   5.750   05/15/20       1,276,150
    755   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland
          Bond Fund Ser A.............................................   5.800   05/15/27         769,496
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @ 09/15/02).....   8.000   09/15/12         584,925
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall............   7.300   11/15/23       1,102,520
    370   Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj
          Rfdg........................................................   8.500   01/01/03         400,466
  1,750   Franklin Cnty, OH Hlthcare Friendship Vlg Dublin, OH Rfdg...   5.625   11/01/22       1,771,735
  1,000   Madison Cnty, OH Hosp Impt Rev Madison Cnty Hosp
          Proj Rfdg...................................................   6.400   08/01/28       1,018,270

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 6,190   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized).......................................   9.770%  03/31/31  $    6,963,750
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd Partn Proj
          Rfdg (AMBAC Insd)...........................................   6.375   04/01/29       1,119,450
  2,000   Ohio St Solid Waste Rev CSC Ltd Poj.........................   8.500   08/01/22       2,120,340
  4,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   8.250   10/01/14       4,161,040
  2,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   9.000   06/01/21       2,174,180
  3,000   Ohio St Tpk Comm Tpk Rev Ser A Rfdg.........................   5.500   02/15/26       3,354,870
                                                                                           --------------
                                                                                               26,817,192
                                                                                           --------------
          OKLAHOMA  0.6%
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/22       2,053,359
  2,360   Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B
          (GNMA Collateralized).......................................   7.997   08/01/18       2,794,830
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc.............   7.600   12/01/30       1,091,120
                                                                                           --------------
                                                                                                5,939,309
                                                                                           --------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp.................   6.350   08/01/25       2,150,580
  2,000   Oregon St Hlth Hsg Edl & Cultural Facs Auth.................   7.250   06/01/28       2,037,540
    475   Salem, OR Hosp Fac Auth Rev Cap Manor Inc...................   7.500   12/01/24         522,870
                                                                                           --------------
                                                                                                4,710,990
                                                                                           --------------
          PENNSYLVANIA  3.7%
    500   Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg
          Rev.........................................................   7.250   12/01/11         517,785
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev
          (AMBAC Insd) (b)............................................   5.650   05/15/20       5,261,500
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conference Cent Hyatt
          Regency.....................................................   6.200   01/01/29       5,047,500
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd) (b)..............   7.900   05/15/18       2,548,350
  1,400   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)................       *   09/01/25         376,460
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC Insd)......   7.770   06/18/15       2,884,375
  1,320   Harrisburg, PA Cap Apprec Nts Ser D Rfdg....................       *   09/15/16         554,347
  1,535   Harrisburg, PA Cap Apprec Nts Ser D Rfdg....................       *   09/15/19         550,865
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church
          of Christ Homes Rfdg........................................   6.750   10/01/10       1,013,380
  1,000   Lehigh Cnty, PA Indl Dev Auth Lifepath Inc Proj.............   6.100   06/01/18         989,740
    905   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......................   8.000   08/01/12         979,020
  1,275   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross Rev Rfdg.....   7.875   12/01/13       1,412,050
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................   8.875   10/01/20       1,670,970
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          (Embedded Swap) (AMBAC Insd)................................   7.630   06/01/12       3,413,670
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev......   6.300   01/01/13       1,023,810
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recov
          (LOC - Banque Paribas)......................................   7.500   01/01/12       1,098,090
  3,150   Philadelphia, PA Auth For Indl Dev Rev Coml Dev RMK Rfdg....   7.750   12/01/17       3,579,030
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev........   7.250   03/01/24         730,895
  1,450   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A Rfdg Hosp
          Auth Rev Ser 1993A..........................................   6.000   12/01/13       1,668,965
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Allied Svcs
          Rehab Hosp Ser A............................................   7.375   07/15/08       1,118,580
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor
          Hosp Proj (Prerefunded @ 07/01/01)..........................   8.250   07/01/09         567,945
                                                                                           --------------
                                                                                               37,007,327
                                                                                           --------------
          RHODE ISLAND  0.5%
  1,975   Providence, RI Redev Agy Ctfs Partn Ser A...................   8.000   09/01/24       2,191,006
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm Ser B (FHA
          Gtd)........................................................   7.950   10/01/30       2,452,471
    600   West Warwick, RI Ser A......................................   7.300   07/15/08         674,268
                                                                                           --------------
                                                                                                5,317,745
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          SOUTH CAROLINA  0.4%
$ 3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA Insd)..............   4.750%  07/01/15  $    3,000,300
  1,070   Piedmont Muni Pwr Agy SC Elec Rev...........................   5.000   01/01/25       1,046,203
                                                                                           --------------
                                                                                                4,046,503
                                                                                           --------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med
          Cent........................................................   7.250   04/01/20       1,127,110
                                                                                           --------------
          TENNESSEE  0.3%
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones Hosp Proj
          (Prerefunded @ 04/01/06)....................................   8.500   04/01/24       2,609,640
                                                                                           --------------
          TEXAS  6.7%
  1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA Insd)........   6.125   11/15/25       1,108,410
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (FNMA
          Collateralized).............................................   6.100   08/15/21         518,470
    140   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...............   9.250   07/01/08         148,173
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev........   7.600   12/01/17       2,045,140
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp...............................................   7.000   05/01/21         650,965
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp (Prerefunded @ 05/01/03)......................   7.900   05/01/18       1,744,530
    307   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized).............................................   8.200   04/01/22         319,830
    130   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized).............................................   9.250   04/01/16         132,752
 12,000   Brazos River Auth TX Pollutn Ctl Rev Adj Collateral Util
          Elec Co Rfdg................................................   5.550   06/01/30      12,157,800
  6,850   Brazos River Auth TX Rev Houston Inds Inc Proj D Rfdg.......   4.900   10/01/15       7,037,553
  1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec Rfdg...............       *   08/15/15         688,425
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @ 02/01/01)
          (b).........................................................   6.250   02/01/11         661,350
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC Insd).........   6.250   12/15/17         270,855
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev American
          Airls Inc...................................................   7.500   11/01/25       1,011,656
  1,500   Deer Park, TX Indpt Sch Dist................................   4.250   02/15/17       1,402,560
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A.................   6.250   12/01/09         267,270
     90   Galveston, TX Ppty Fin Auth Single Family Mtg Rev Ser A.....   8.500   09/01/11          97,496
    250   Guadalupe Blanco River Auth TX Indl Dev Corp Pollutn Ctl
          Rev.........................................................   6.350   07/01/22         272,705
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys Proj Rfdg....   7.125   06/01/15       1,412,250
    250   Harris Cnty, TX Muni Util Dist No 120 (Prerefunded @
          08/01/01)...................................................   8.000   08/01/14         278,473
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01)....................................   7.100   07/01/21         415,256
  1,250   Irving, TX Indpt Sch Dist...................................       *   02/15/17         516,337
  1,000   Irving, TX Indpt Sch Dist Cap Apprec Ser A Rfdg.............       *   02/15/18         392,180
  5,045   Leander, TX Indpt Sch Dist Cap Apprec Rfdg..................       *   08/15/19       1,678,371
  2,755   Leander, TX Indpt Sch Dist Rfdg.............................   4.750   08/15/11       2,786,517
    250   Lockhart, TX Correctional Fac Fin Corp Rev (Prerefunded @
          04/01/01) (MBIA Insd).......................................   6.625   04/01/12         267,728
  3,500   North Central TX Hlth Fac Dev Corp Rev Presbyterian Hlthcare
          Sys Ser C (Inverse Fltg) (Prerefunded @ 06/19/01) (MBIA
          Insd).......................................................   9.346   06/22/21       4,134,375
    750   Northwest Harris Cnty, TX Muni Util Dist No 23 (Prerefunded
          @ 04/01/01).................................................   8.100   10/01/15         828,285
  2,600   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (c)...............       *   08/15/24         655,850
  3,560   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (c)...............       *   08/15/20       1,135,782
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing
          Cent Partn..................................................   8.250   12/01/19         279,860
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt.....   7.000   05/15/28         274,978
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt
          (Prerefunded @ 05/15/03)....................................   7.000   05/15/28         286,503
  2,000   Tarrant Cnty, TX Hlth Facs Dev Corp Rev (MBIA Insd).........   6.000   01/01/37       2,236,260
    243   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000   08/01/09         249,515
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000   08/01/19         513,690
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000   08/01/24         513,690
    894   Texas Genl Svcs Commn Partn Interests.......................   7.500   02/01/13         921,229

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   105   Texas Hsg Agy Single Family Mtg Rev Ser A Rfdg..............   7.150%  09/01/12  $      112,853
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Ser C
          Rfdg (Inverse Fltg) (GNMA Collateralized)...................   9.663   07/02/24       6,811,875
    235   Texas St Higher Edl Brd College Sr Lien.....................   7.700   10/01/25         253,295
  4,025   Texas St Higher Edl Coordinating Brd College Student Ln.....       *   10/01/25       4,467,911
  1,000   Texas St Veterans Hsg Assist................................   6.800   12/01/10       1,084,180
  1,245   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800   12/01/23       1,352,082
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics (b).................................   8.200   03/15/21       2,480,017
  3,245   Wylie, TX Indt Sch Dist Cap Apprec Rfdg.....................       *   08/15/26         751,964
                                                                                           --------------
                                                                                               67,627,246
                                                                                           --------------
          UTAH  2.7%
  3,075   Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj..........   9.500   12/15/18       3,760,018
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/15       1,435,046
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   8.000   09/01/20       1,083,960
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/25       1,069,700
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Rfdg Ser B
          (Prerefunded @ 10/29/98)....................................   7.750   07/01/20       3,735,739
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser 86B.............   5.000   07/01/16       1,849,963
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded
          Swap).......................................................   7.150   02/15/12      12,631,080
    700   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1 (FHA Gtd)...   7.100   07/01/14         759,941
    945   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2 (FHA Gtd)...   7.200   01/01/27       1,025,108
                                                                                           --------------
                                                                                               27,350,555
                                                                                           --------------
          VIRGINIA  2.7%
  4,000   Alexandria, VA Redev & Hsg Auth 3001 Park Cent Apts
          Ser A Rfdg..................................................   6.375   04/01/34       4,039,600
  5,000   Chesapeake Bay Brdg & Tunl VA Gen Resolution Rfdg (MBIA Insd
          (c).........................................................   5.500   07/01/25       5,584,600
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev (b).................   6.625   07/15/14       2,181,320
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev (Prerefunded @
          08/15/01) (FGIC Insd) (b)...................................   6.600   08/15/23       3,828,965
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd) (b)..................   6.800   03/01/14       2,362,485
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd) (b)..................   6.900   03/01/19       1,140,600
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Carilion
          Hlth Sys Ser B Rfdg (MBIA Insd) (b).........................   4.700   07/01/20       5,311,450
  2,650   Virginia St Pub Bldg Auth Ser A.............................   5.500   08/01/16       2,824,211
                                                                                           --------------
                                                                                               27,273,231
                                                                                           --------------
          WASHINGTON  1.5%
  2,000   King Cnty, WA Ser D.........................................   5.700   12/01/10       2,254,380
  4,000   Washington St Hlth Care Facs Auth Rev Multicare Hlth Sys
          (MBIA Insd).................................................   5.000   08/15/18       4,012,200
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC
          Insd).......................................................   7.125   07/01/16       1,604,150
  3,555   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser C
          Rfdg (FSA Insd).............................................   5.375   07/01/15       3,689,059
  3,750   Washington St Pub Pwr Supply Sys Nuclear Proj No 3 Rev Ser C
          Rfdg (FSA Insd).............................................   5.375   07/01/15       3,891,413
                                                                                           --------------
                                                                                               15,451,202
                                                                                           --------------
          WEST VIRGINIA  0.7%
  6,750   South Charleston, WV Indl Dev Rev Union Carbide Chem &
          Plastics Ser A (b)..........................................   8.000   08/01/20       7,240,050
                                                                                           --------------
          WISCONSIN  1.1%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg Rev
          (Prerefunded @ 07/01/01)....................................   7.400   07/01/16         822,862
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj.....   7.750   12/01/22       1,075,230
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/21         404,225
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/22         384,663
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/23         366,025
  1,000   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/26         252,450
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/27         841,225
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/28         801,150

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/29  $      762,755
  1,650   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Rfdg
          (Inverse Fltg)..............................................  10.108%  10/25/22       1,862,437
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.200   11/01/05         645,318
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United Lutheran Proj
          Aging Inc (Prerefunded @ 03/01/99)..........................   8.500   03/01/19       1,041,170
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........   7.500   07/01/26       2,226,680
                                                                                           --------------
                                                                                               11,486,190
                                                                                           --------------
          GUAM  0.4%
  3,500   Guam Arpt Auth Rev Ser B....................................   6.700   10/01/23       3,866,800
    250   Guam Govt Ser A.............................................   5.750   09/01/04         251,650
                                                                                           --------------
                                                                                                4,118,450
                                                                                           --------------
          PUERTO RICO  3.7%
    200   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V Rfdg......   6.625   07/01/12         220,292
 36,105   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser A..........   4.750   07/01/38      35,437,419
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T (Prerefunded @
          07/01/04)...................................................   6.375   07/01/24         287,062
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg................   6.000   07/01/14         275,420
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg................   5.500   07/01/14         264,658
    320   Puerto Rico Hsg Bank & Fin Agy Single Family Mtg Rev (GNMA
          Collateralized).............................................   6.250   04/01/29         342,400
    300   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac Ser M Rfdg
          (FSA Insd)..................................................   5.750   07/01/15         321,705
                                                                                           --------------
                                                                                               37,148,956
                                                                                           --------------
TOTAL INVESTMENTS  104.0%
  (Cost $951,139,270)....................................................................   1,042,279,757
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.0%)............................................     (40,104,540)
                                                                                           --------------
NET ASSETS  100.0%.......................................................................  $1,002,175,217
                                                                                           ==============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified Institutional buyers.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and futures transactions.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Currently is a payment-in-kind security which will convert to a cash paying security at a predetermined date.

(f) Non-Income Producing Security

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $951,139,270).......................  $1,042,279,757
Receivables:
  Interest..................................................      16,026,696
  Investments Sold..........................................       4,520,433
  Fund Shares Sold..........................................         948,799
  Variation Margin on Futures...............................         169,572
Other.......................................................          18,002
                                                              --------------
      Total Assets..........................................   1,063,963,259
                                                              --------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      37,519,378
  Investments Purchased.....................................      19,611,246
  Income Distributions......................................       2,107,791
  Distributor and Affiliates................................         945,275
  Fund Shares Repurchased...................................         519,311
  Investment Advisory Fee...................................         388,217
Accrued Expenses............................................         258,338
Options at Market Value (Net premiums received of $6,775)...         242,187
Trustees' Deferred Compensation and Retirement Plans........         196,299
                                                              --------------
      Total Liabilities.....................................      61,788,042
                                                              --------------
NET ASSETS..................................................  $1,002,175,217
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $  920,238,087
Net Unrealized Appreciation.................................      90,902,720
Accumulated Undistributed Net Investment Income.............       2,282,049
Accumulated Net Realized Loss...............................     (11,247,639)
                                                              --------------
NET ASSETS..................................................  $1,002,175,217
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $788,717,387 and 49,321,491 shares of
     beneficial interest issued and outstanding)............  $        15.99
    Maximum sales charge (4.75%* of offering price).........             .80
                                                              --------------
    Maximum offering price to public........................  $        16.79
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $197,947,399 and 12,385,888 shares of
     beneficial interest issued and outstanding)............  $        15.98
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $15,510,431 and 971,576 shares of
     beneficial interest issued and outstanding)............  $        15.96
                                                              ==============
* On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                               Nine Months Ended       Year Ended
                                                               September 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $48,555,300          $63,871,998
                                                                -----------          -----------
EXPENSES:
Investment Advisory Fee.....................................      3,545,745            4,721,648
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,315,469, $1,544,736 and $111,076,
  respectively for the nine months ended 9/30/98 and
  $1,886,256, $2,047,073 and $125,940, respectively, for the
  year ended 12/31/97)......................................      2,971,281            4,059,269
Shareholder Services........................................        585,520              991,321
Trustees' Fees and Expenses.................................         59,123               25,979
Legal.......................................................         48,678              106,117
Custody.....................................................         23,020               71,024
Other.......................................................        315,697              483,245
                                                                -----------          -----------
    Total Operating Expenses................................      7,549,064           10,458,603
                                                                -----------          -----------
    Interest Expense........................................        252,574                  -0-
                                                                -----------          -----------
NET INVESTMENT INCOME.......................................    $40,753,662          $53,413,395
                                                                ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................     10,$218,111          17,322,192
  Options...................................................       (453,531)            (575,046)
  Futures...................................................     (3,211,181)          (6,420,032)
                                                                -----------          -----------
Net Realized Gain...........................................      6,553,399           10,327,114
                                                                -----------          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     84,570,511           60,847,273
                                                                -----------          -----------
  End of the Period:
    Investments.............................................     91,140,487           84,688,844
    Options.................................................       (235,412)                 -0-
    Futures.................................................         (2,355)            (118,333)
                                                                -----------          -----------
                                                                 90,902,720           84,570,511
                                                                -----------          -----------
Net Unrealized Appreciation During the Period...............      6,332,209           23,723,238
                                                                -----------          -----------
NET REALIZED AND UNREALIZED GAIN............................    $12,885,608          $34,050,352
                                                                ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $53,639,270          $87,463,747
                                                                ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................$    40,753,662       $   53,413,395      $   58,599,526
Net Realized Gain...........................................      6,553,399           10,327,114          15,529,569
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      6,332,209           23,723,238         (34,930,300)
                                                             --------------       --------------      --------------
Change in Net Assets from Operations........................     53,639,270           87,463,747          39,198,795
                                                             --------------       --------------      --------------
Distributions from Net Investment Income:
  Class A Shares............................................    (31,284,803)         (43,085,857)        (46,362,424)
  Class B Shares............................................     (7,203,055)          (9,834,294)        (10,564,184)
  Class C Shares............................................       (518,861)            (604,662)           (607,911)
                                                             --------------       --------------      --------------
    Total Distributions.....................................    (39,006,719)         (53,524,813)        (57,534,519)
                                                             --------------       --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     14,632,551           33,938,934          18,335,724
                                                             --------------       --------------      --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold...................................    531,715,930          535,028,913         448,529,529
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     19,893,086           27,237,798          29,896,737
Cost of Shares Repurchased..................................   (556,676,605)        (619,837,342)       (511,329,514)
                                                             --------------       --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (5,067,589)         (57,570,631)        (32,903,248)
                                                             --------------       --------------      --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      9,564,962          (23,631,697)        (51,238,972)
NET ASSETS:
Beginning of the Period.....................................    992,610,255        1,016,241,952       1,067,480,924
                                                             --------------       --------------      --------------
End of the Period (Including accumulated undistributed net
  investment income of $2,282,049, $535,106 and $662,245,
  respectively)............................................. $1,002,175,217       $  992,610,255      $1,016,241,952
                                                             ==============       ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Nine Months
                                                           Ended                   Year Ended December 31,
                                                       September 30,   -----------------------------------------------
Class A Shares                                             1998         1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $15.767      $15.267   $15.549   $14.261   $16.164   $15.310
                                                          -------      -------   -------   -------   -------   -------
  Net Investment Income..............................        .664         .852      .898      .874      .886      .964
  Net Realized and Unrealized Gain/Loss..............        .195         .500     (.298)    1.296    (1.907)     .862
                                                          -------      -------   -------   -------   -------   -------
Total from Investment Operations.....................        .859        1.352      .600     2.170    (1.021)    1.826
Less Distributions from Net Investment Income........        .635         .852      .882      .882      .882      .972
                                                          -------      -------   -------   -------   -------   -------
Net Asset Value, End of the Period...................     $15.991      $15.767   $15.267   $15.549   $14.261   $16.164
                                                          =======      =======   =======   =======   =======   =======
Total Return (a).....................................       5.62%*       9.14%     4.07%    15.61%    (6.37%)   12.20%
Net Assets at End of the Period (In millions)........      $788.7       $766.2    $792.3    $839.7    $495.8    $597.6
Ratio of Expenses to Average Net Assets (b)..........        .87%         .89%      .94%      .99%      .99%      .87%
Ratio of Net Investment Income to Average Net Assets
  (b)................................................       5.63%        5.54%     5.93%     5.86%     5.93%     6.08%
Portfolio Turnover...................................         89%*        104%       73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by Van Kampen, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been .98% and 5.97%, respectively.

* Non-Annualized

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Nine Months
                                                           Ended                   Year Ended December 31,
                                                       September 30,   -----------------------------------------------
Class B Shares                                             1998         1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $15.764      $15.267   $15.549   $14.261   $16.139   $15.308
                                                          -------      -------   -------   -------   -------   -------
  Net Investment Income..............................        .572         .734      .783      .762      .780      .852
  Net Realized and Unrealized Gain/Loss..............        .195         .501     (.297)    1.294    (1.890)     .845
                                                          -------      -------   -------   -------   -------   -------
Total from Investment Operations.....................        .767        1.235      .486     2.056    (1.110)    1.697
Less Distributions from Net Investment Income........        .549         .738      .768      .768      .768      .866
                                                          -------      -------   -------   -------   -------   -------
Net Asset Value, End of the Period...................     $15.982      $15.764   $15.267   $15.549   $14.261   $16.139
                                                          =======      =======   =======   =======   =======   =======
Total Return (a).....................................       5.05%*       8.27%     3.29%    14.74%    (6.96%)   11.33%
Net Assets at End of the Period (In millions)........      $197.9       $211.2    $211.0    $216.6    $158.7    $168.2
Ratio of Expenses to Average Net Assets (b)..........       1.65%        1.65%     1.70%     1.73%     1.70%     1.65%
Ratio of Net Investment Income to Average Net Assets
  (b)................................................       4.85%        4.78%     5.17%     5.09%     5.22%     5.19%
Portfolio Turnover...................................         89%*        104%       73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by Van Kampen, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 1.73% and 5.11%, respectively.

* Non-Annualized

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                            August 13, 1993
                                                   Nine Months                                               (Commencement
                                                      Ended              Year Ended December 31,          of Distribution) to
                                                  September 30,   -------------------------------------      December 31,
Class C Shares                                        1998         1997      1996      1995      1994            1993
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........     $15.747      $15.254   $15.545   $14.262   $16.141        $15.990
                                                     -------      -------   -------   -------   -------        -------
  Net Investment Income.........................        .570         .730      .782      .771      .783           .300
  Net Realized and Unrealized Gain/Loss.........        .196         .501     (.305)    1.280    (1.894)          .171
                                                     -------      -------   -------   -------   -------        -------
Total from Investment Operations................        .766        1.231      .477     2.051    (1.111)          .471
Less Distributions from Net Investment Income...        .549         .738      .768      .768      .768           .320
                                                     -------      -------   -------   -------   -------        -------
Net Asset Value, End of the Period..............     $15.964      $15.747   $15.254   $15.545   $14.262        $16.141
                                                     =======      =======   =======   =======   =======        =======
Total Return (a)................................       4.99%*       8.34%     3.16%    14.74%    (6.97%)         2.96%*
Net Assets at End of the Period (In millions)...      $ 15.5       $ 15.3    $ 12.9    $ 11.2    $ 3.9          $ 4.1
Ratio of Expenses to Average Net Assets (b).....       1.65%        1.66%     1.70%     1.72%     1.74%          1.85%
Ratio of Net Investment Income to Average Net
  Assets (b)....................................       4.86%        4.75%     5.17%     5.24%     5.19%          3.95%
Portfolio Turnover..............................         89%*        104%       73%       61%       75%            82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $11,480,037 which will expire on September 30, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and gains or losses recognized for tax purposes on open option and futures positions at September 30, 1998.

                               September 30, 1998
--------------------------------------------------------------------------------

    At September 30, 1998, for federal income tax purposes, cost of long-term investments is $951,144,635; the aggregate gross unrealized appreciation is $97,996,513 and the aggregate gross unrealized depreciation is $6,861,391, resulting in net unrealized appreciation of $91,135,122.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       For the nine months ended September 30, 1998, 99.3% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                             AVERAGE NET
                                                             ASSETS
------------------------------------------------------------------------
First $500 million..........................................  .50 of 1%
Over $500 million...........................................  .45 of 1%

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $22,000 and $32,500, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $245,900 and $232,300, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $447,400 and $649,000 respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

       At September 30, 1998, Van Kampen owned 7,025 Class A shares and 98 shares each of Classes B and C.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At September 30, 1998, capital aggregated $718,935,008, $186,604,874 and
$14,698,205 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   32,662,126    $ 513,944,856
  Class B...................................................      929,950       14,649,977
  Class C...................................................      198,389        3,121,097
                                                              -----------    -------------
Total Sales.................................................   33,790,465    $ 531,715,930
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,003,395    $  15,819,172
  Class B...................................................      239,468        3,773,374
  Class C...................................................       19,090          300,540
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,261,953    $  19,893,086
                                                              ===========    =============
Repurchases:
  Class A...................................................  (32,937,857)   $(518,889,151)
  Class B...................................................   (2,179,386)     (34,392,429)
  Class C...................................................     (216,155)      (3,395,025)
                                                              -----------    -------------
Total Repurchases...........................................  (35,333,398)   $(556,676,605)
                                                              ===========    =============

       At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   33,152,701    $ 506,790,274
  Class B...................................................    1,551,226       23,205,097
  Class C...................................................      328,583        5,033,542
                                                              -----------    -------------
Total Sales.................................................   35,032,510    $ 535,028,913
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,410,217    $  21,710,873
  Class B...................................................      338,503        5,210,731
  Class C...................................................       20,537          316,194
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,769,257    $  27,237,798
                                                              ===========    =============

                               September 30, 1998
--------------------------------------------------------------------------------

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Repurchases:
  Class A...................................................  (37,868,614)   $(580,864,995)
  Class B...................................................   (2,313,649)     (35,527,835)
  Class C...................................................     (225,699)      (3,444,512)
                                                              -----------    -------------
Total Repurchases...........................................  (40,407,962)   $(619,837,342)
                                                              ===========    =============

       At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A..................................................    27,650,131    $ 418,053,766
  Class B..................................................     1,641,964       24,779,007
  Class C..................................................       375,923        5,696,756
                                                             ------------    -------------
Total Sales................................................    29,668,018    $ 448,529,529
                                                             ============    =============
Dividend Reinvestment:
  Class A..................................................     1,572,959    $  23,855,458
  Class B..................................................       375,855        5,699,914
  Class C..................................................        22,531          341,365
                                                             ------------    -------------
Total Dividend Reinvestment................................     1,971,345    $  29,896,737
                                                             ============    =============
Repurchases:
  Class A..................................................   (31,326,699)   $(474,926,518)
  Class B..................................................    (2,128,006)     (32,268,288)
  Class C..................................................      (272,810)      (4,134,708)
                                                             ------------    -------------
Total Repurchases..........................................   (33,727,515)   $(511,329,514)
                                                             ============    =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                     YEAR OF REDEMPTION                       CLASS B      CLASS C
----------------------------------------------------------------------------------
First.......................................................   4.00%        1.00%
Second......................................................   3.75%         None
Third.......................................................   3.50%         None
Fourth......................................................   2.50%         None
Fifth.......................................................   1.50%         None
Sixth.......................................................   1.00%         None
Seventh and Thereafter......................................    None         None

                               September 30, 1998
--------------------------------------------------------------------------------

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $76,200 and $112,900, respectively and CDSC on redeemed shares of approximately $252,200 and $435,200, respectively. Sales charges do not represent expenses of the Fund.

       On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930 which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1997. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $908,003,482 and $914,128,444, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $1,036,342,353 and $1,065,534,056, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in options for the year ended December 31, 1997 and the nine months ended September 30, 1998, were as follows:

                                                              CONTRACTS      PREMIUM
--------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................       750     $  (659,624)
Options Written and Purchased (Net).........................    47,054      (2,413,147)
Options Terminated in Closing Transactions (Net)............   (29,290)      1,569,073
Options Expired (Net).......................................   (18,514)      1,503,698
                                                               -------     -----------
Outstanding at December 31, 1997............................       -0-             -0-
Options Written and Purchased (Net).........................    11,800         295,281
Options Terminated in Closing Transactions (Net)............    (4,650)       (949,156)
Options Expired (Net).......................................    (4,900)        660,650
                                                               -------     -----------
Outstanding at September 30, 1998...........................     2,250     $     6,775
                                                               =======     ===========

       The related futures contracts of the outstanding option transactions as of September 30, 1998, and the description and market value are as follows:

                                                                                  MARKET
                                                                 EXP. MONTH/      VALUE
                   DESCRIPTION                      CONTRACTS    STRIKE PRICE   OF OPTIONS
------------------------------------------------------------------------------------------
U.S. TREASURY BOND FUTURES
November 1998 -- Written Call.....................      500      Nov./132       $(492,188)
November 1998 -- Purchased Call...................      250      Nov./131         289,063
December 1998 -- Written Call.....................    1,000      Dec./136        (484,375)
December 1998 -- Purchased Calls..................      500      Dec./134         445,313
                                                    -------                     ---------
                                                      2,250                     $(242,187)
                                                    -------                     ---------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in futures contracts for the year ended December 31, 1997 and nine months ended September 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................      251
Futures Opened..............................................   36,006
Futures Closed..............................................  (36,146)
Outstanding at December 31, 1997............................      111
Futures Opened..............................................   21,217
Futures Closed..............................................  (19,668)
                                                              -------
Outstanding at September 30, 1998...........................    1,660
                                                              =======

    The futures contracts outstanding at September 30, 1998, and the descriptions and unrealized appreciation/ depreciation are as follows:

                                                                             UNREALIZED
                                                                           APPRECIATION/
                        DESCRIPTION                           CONTRACTS    (DEPRECIATION)
-----------------------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures
  December 1998
  (Current notional value $131,469 per contract)............      650       $ 1,886,141
  Short Contracts -- Municipal Bond Index Futures
  December 1998
  (Current notional value $128,375 per contract)............    1,010        (1,888,496)
                                                                -----       -----------
                                                                1,660       $    (2,355)
                                                                =====       ===========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                               September 30, 1998
--------------------------------------------------------------------------------

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $1,222,100 and $1,464,900 respectively.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its net assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of
 .45% above the federal funds rate. The interest rate in effect at September 30, 1998 was 6.20%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

       The average daily balance of bank borrowings for the nine months ended September 30, 1998 was approximately $5,707,000 with an average interest rate of 5.98%. At September 30, 1998, borrowings under this agreement represented 3.7% of the Fund's net assets.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND


     Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and the Fund's management seeks to maintain the dollar-weighted average life of the portfolio between three and ten years.



     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objectives and Policies..........................   B-4
Investment Restrictions.....................................   B-14
Trustees and Officers.......................................   B-15
Investment Advisory and Other Services......................   B-24
Distribution and Service....................................   B-25
Transfer Agent..............................................   B-28
Portfolio Transactions and Brokerage Allocation.............   B-28
Shareholder Services........................................   B-30
Redemption of Shares........................................   B-32
Contingent Deferred Sales Charge-Class A....................   B-32
Waiver of Class B and Class C Contingent Deferred Sales
  Charge ("CDSC-Class B and C").............................   B-32
Taxation....................................................   B-34
Fund Performance............................................   B-37
Other Information...........................................   B-40
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-12



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, P O Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     AMOUNT OF
                                                    OWNERSHIP AT
                NAME AND ADDRESS                     JANUARY 4,         CLASS       PERCENTAGE
                   OF HOLDER                            1999          OF SHARES     OWNERSHIP
------------------------------------------------  ----------------   ------------   ----------
First Union Brokerage Services..................   147,595.45                A         7.18%
Donald H Kohnken &
Beverlee M Kohnken JTWROS
Account 4860 4894
 1799 Sabal Palm Drive
 Boca Raton, FL 33432-7424
First Union Brokerage Services..................   146,786.57                A         7.14%
Robert H Beber
A/C 1422-2407
 7228 Queenferry Cir
 Boca Raton, FL 33496-5943
Raymond James & Assoc Inc.......................   123,667.57                A         6.02%
For Elite Acct # 50212330
FAO Ellen L Monteiro
John D Monteiro Jr
Comm/prop
 200 Aspen Dr
 Houma, LA 70360-6104
Stanley J. Holuba & Robert J. Holuba Tr.........    47,154.63                C        11.54%
Stanton Chemicals Trust
 DTD 10/31/86 FBO Angela Holuba
 2 N Hackensack Ave
 Kearny, NJ 07032-4611

                                                     AMOUNT OF
                                                    OWNERSHIP AT
                NAME AND ADDRESS                     JANUARY 4,         CLASS       PERCENTAGE
                   OF HOLDER                            1999          OF SHARES     OWNERSHIP
------------------------------------------------  ----------------   ------------   ----------
Sea Gardens Beach and Tennis....................    38,470.69                C         9.42%
Resort Condo Assoc Inc
Waterfalls
C/O Manzie/Elliott
 2601 Palm-Aire Dr N
 Pompano Beach, FL 33069-3466
Dean Witter for the Benefit of Stuart M Smith...    33,391.07                C         8.18%
 11906 Upland Ridge Drive
 Church St Station - P O Box 250
 New York, NY 10013-0250
Sea Gardens Beach and Tennis....................    31,930.30                C         7.82%
Resort Condo Assoc Inc
Ocean View
C/O Manzie/Elliott
 2601 Palm-Aire Dr N
 Pompano Beach, FL 33069-3466
Edward D Jones and Co...........................    30,742.31                C         7.53%
F/A/O Marian C Snapp Ttee
U/A DTD 12/30/86
EDJ # 398 03812-1-8
 P O Box 2500
 Maryland Heights, MO 63043-8500
Edward D Jones and Co...........................    30,742.30                C         7.53%
F/A/O Murray A Calhoun Ttee
U/A DTD 12/30/86
EDJ # 398 03811-1-9
 P O Box 2500
 Maryland Heights, MO 63043-8500
King D Goff & Claudia J Goff JT Ten.............    26,885.96                C         6.58%
 P O Box 323
 Blackwell, OK 74631-0323
Merrill Lynch Pierce Fenner & Smith Inc.........    20,768.50                C         5.08%
 For the Sole Benefit of its Customers
 ATTN: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484


                       INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

     4. Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

     5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

     As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        9,790                    2,652               60,000             125,200
Jack E. Nelson                          9,790                   18,385               60,000             125,200
Phillip B. Rooney                       9,790                    6,002               60,000             125,200
Dr. Fernando Sisto                      9,790                   68,615               60,000             125,200
Wayne W. Whalen                         9,790                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.50% on the first $500 million of average daily net assets and 0.45% on the average daily net assets over $500 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received $139,295, $164,970 and $176,896, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received approximately $45,400, $36,000 and $8,900, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received approximately $1,700, $7,200 and $7,800, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................    $100,892        $ 3,044
Fiscal Year Ended December 31, 1997.........................    $ 10,982        $   636
Fiscal Year Ended December 31, 1996.........................    $ 15,585        $ 1,844

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $25,000......................................        3.25%             3.36%          3.00%
$25,000 but less than $250,000.........................        2.75%             2.83%          2.50%
$250,000 but less than $500,000........................        1.75%             1.78%          1.50%
$500,000 but less than $1,000,000......................        1.50%             1.52%          1.25%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $6,333 and $2,850 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.04% and 0.09% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $31,089 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $119,822 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $89,611 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $30,211 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $22,783 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $8,847 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $13,936 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating approximately $14,400, $28,200 and $35,600, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                         MORGAN      DEAN
                                                              BROKERS   STANLEY     WITTER
                                                              -------   --------   --------
Commission paid:
  Fiscal period ended September 30, 1998....................  $1,600       --         --
  Fiscal year ended December 31, 1997.......................      --       --         --
  Fiscal year ended December 31, 1996.......................      --       --         --
Fiscal period 1998 Percentages:
  Commissions with affiliate to total commissions...........               --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................               --         --


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


     FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.



     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     GENERAL. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 4.38%, (ii) the five year period ended September 30, 1998 was 5.40% and (iii) the approximately five year, four month period from May 28, 1993 (the commencement of investment operations of the Fund) through September 30, 1998 was 6.21%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.69%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.38%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1998 was 6.84%.



     The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 37.96%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 was 42.65%.


CLASS B SHARES


     The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 4.06%, (ii) the five year period ended September 30, 1998 was 5.34% and
(iii) the approximately five year, four month period of May 28, 1993 (commencement of investment operations of the Fund) through September 30, 1998 was 6.09%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.10%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.87%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1998 was 6.05%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 37.15%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 was 37.15%.


CLASS C SHARES


     The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 6.06% and (ii) the approximately four year, eleven month period from October 19, 1993 (the commencement of investment operations of the Fund) through September 30, 1998 was 5.10%%.

     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.06%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.87%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1998 was 6.05%.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 27.90%.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 was 27.90%.


                               OTHER INFORMATION

     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG  LLP
Chicago, Illinois
November 5, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.5%
         ALABAMA  1.4%
$ 500    West Jefferson Cnty, AL Amusement & Pub Pk
         Auth.............................................   7.500%  12/01/08  $   539,150
                                                                               -----------
         ALASKA  0.7%
  250    Seward, AK Rev AK Sealife Cent Proj..............   7.100   10/01/05      267,435
                                                                               -----------
         ARIZONA  4.7%
  500    Maricopa Cnty, AZ Indl Dev Auth Senior Living Fac
         Rev..............................................   7.250   04/01/05      530,210
1,160    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250   07/15/10    1,297,576
                                                                               -----------
                                                                                 1,827,786
                                                                               -----------
         CALIFORNIA  6.0%
  360    California Edl Fac Auth Rev Pacific Grad
         School...........................................   6.950   11/01/07      379,077
1,000    California St (AMBAC Insd).......................   6.400   09/01/08    1,203,530
  240    Del Mar, CA Race Track Auth Rev Rfdg.............   6.000   08/15/06      258,115
  500    Stockton, CA Comnty Fac Dist Spl Tax No One Mello
         Roos Weston Ranch Ser A..........................   5.500   09/01/09      512,070
                                                                               -----------
                                                                                 2,352,792
                                                                               -----------
         COLORADO  4.4%
  330    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
         Terrace Ser A....................................   6.800   07/01/09      350,387
  174    Colorado Hsg Fin Auth Access Pgm Single Family
         Pgm Ser E........................................   8.125   12/01/24      192,995
1,000    Denver, CO City & Cnty Arpt Rev Ser A............   7.400   11/15/04    1,159,590
                                                                               -----------
                                                                                 1,702,972
                                                                               -----------
         CONNECTICUT  2.1%
  145    Mashantucket Western Pequot Tribe CT Spl Rev Ser
         A (Escrowed to Maturity), 144A -- Private
         Placement (a)....................................   6.500   09/01/06      169,050
  155    Mashantucket Western Pequot Tribe CT Spl Rev Ser
         A, 144A -- Private Placement (a).................   6.500   09/01/06      177,788
  475    New Haven, CT Indl Fac Rev Adj Govt Cent Thermal
         Energies.........................................   7.250   07/01/09      478,909
                                                                               -----------
                                                                                   825,747
                                                                               -----------
         FLORIDA  9.3%
1,000    Boca Raton, FL Cmnty Redev Agy Rfdg Mizner Pk
         Proj (b).........................................   4.375   03/01/11      999,020
1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts Ser B1
         (AMBAC Insd).....................................   6.750   08/01/14    1,270,232
  190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
         Nursing Cent Partner Rfdg........................   8.125   12/01/07      211,544
  250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg........................   8.125   07/01/06      280,868
  300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
         Rfdg.............................................   7.125   11/01/06      325,851
  535    Westchase East Cmnty Dev Dist FL Cap Impt Rev....   7.250   05/01/03      557,973
                                                                               -----------
                                                                                 3,645,488
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         GEORGIA  6.8%
$1,460   De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
         North Hill Apts Proj Rfdg (FNMA Collateralized)
         (c)..............................................   6.625%  01/01/25  $ 1,608,949
 1,000   George L Smith II GA World Congress Ctr Auth Rev
         Rfdg Domed Stadium Proj (MBIA Insd) (b)..........   6.000   07/01/04    1,051,640
                                                                               -----------
                                                                                 2,660,589
                                                                               -----------
         ILLINOIS  12.3%
   450   Bedford Park, IL Tax Increment 71st & Cicero Proj
         Rfdg.............................................   7.000   01/01/06      489,339
   500   Carol Stream, IL First Mtg Rev Windsor Pk Mnr
         Proj.............................................   6.500   12/01/07      540,935
   490   Chicago, IL Tax Increment Allocation San Drainage
         & Ship Canal A...................................   7.375   01/01/05      524,663
   545   Clay Cnty, IL Hosp Rev...........................   5.500   12/01/10      549,529
   150    Danville, IL Single Family Mtg Rev Rfdg..........   7.300   11/01/10      161,135
 1,335   Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A........................   6.500   09/01/09    1,424,325
   750   Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj
         Ser 94-A.........................................   6.250   03/01/04      801,502
   300   Peoria, IL Spl Tax Weaverridge Spl Svc Area......   7.625   02/01/08      330,750
                                                                               -----------
                                                                                 4,822,178
                                                                               -----------
         INDIANA  0.9%
   350   Indiana Hlth Fac Fing Auth Hosp Rev Rfdg Floyd
         Mem Hosp & Hlth Svcs.............................   4.800   02/15/07      359,086
                                                                               -----------
         KENTUCKY  1.4%
   500   Kenton Cnty, KY Arpt Brd Rev (MBIA Insd).........   5.900   03/01/05      550,770
                                                                               -----------
         LOUISIANA  2.0%
   240   Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev....   7.500   05/26/06      260,892
   500   Louisiana Hsg Fin Agy Rev Multi-Family Hsg
         Plantation Ser A.................................   7.200   01/01/06      505,900
                                                                               -----------
                                                                                   766,792
                                                                               -----------
         MASSACHUSETTS  4.6%
   500   Massachusetts St Hlth & Edl Fac Auth Rev Cent New
         England Hlth Sys Ser A...........................   6.125   08/01/13      523,500
   500   Massachusetts St Hlth & Edl North Adams Regl Hosp
         Ser C............................................   6.250   07/01/04      545,990
   210   Massachusetts St Indl Fin Agy East Boston
         Neighborhood Proj................................   7.250   07/01/06      222,060
   500   Massachusetts St Indl Fin Agy Rev Grtr Lynn
         Mental Hlth......................................   6.200   06/01/08      508,525
                                                                               -----------
                                                                                 1,800,075
                                                                               -----------
         MINNESOTA  2.2%
   500   Crow Fin Auth MN Tribal Purp Rev 144A -- Private
         Placement (a)....................................   5.400   10/01/07      535,305
   315   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts
         Proj.............................................   7.000   11/01/06      330,407
                                                                               -----------
                                                                                   865,712
                                                                               -----------
         MISSOURI  4.4%
 1,500   Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
         Insd)............................................   7.000   09/01/12    1,725,930
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW JERSEY  7.3%
$ 500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
         Marine Terminal A................................   7.375%  06/01/07  $   538,885
1,000    East Orange, NJ Brd Ed Ctfs Partn Cap Apprec (FSA
         Insd)............................................       *   02/01/16      446,170
  250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A.......................................   8.000   05/15/04      274,045
1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)....................   7.000   07/01/06    1,184,650
  375    New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent.........................................   7.500   07/01/06      404,070
                                                                               -----------
                                                                                 2,847,820
                                                                               -----------
         NEW YORK  11.4%
  500    New York City Ser A..............................   7.000   08/01/07      596,000
  500    New York St Dorm Auth Rev Rfdg Secd Hosp North
         Gen Hosp Ser G...................................   5.125   02/15/08      531,330
1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.200   08/15/05    1,143,990
1,000    New York St Twy Auth Svc Contract Loc Hwy &
         Brdg.............................................   5.800   04/01/00    1,030,350
1,000    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20    1,151,110
                                                                               -----------
                                                                                 4,452,780
                                                                               -----------
         OHIO  6.9%
  500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg......................   7.000   11/15/10      547,235
  250    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375   05/15/11      277,090
1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
         Fiberglass Proj Rfdg (c).........................   6.250   06/01/04    1,071,300
  775    Sandusky County, OH Hosp Fac Rev Rfdg Mem Hosp...   5.000   01/01/06      797,971
                                                                               -----------
                                                                                 2,693,596
                                                                               -----------
         OKLAHOMA  1.4%
  520    Shawnee, OK Hosp Auth Hosp Rev Midamerica
         Hlthcare Inc Rfdg................................   5.750   10/01/03      540,498
                                                                               -----------
         PENNSYLVANIA  1.9%
  225    Erie, PA Higher Edl Bldg Auth College Rev
         Mercyhurst College Proj A Rfdg...................   5.300   03/15/03      236,315
  490    Philadelphia, PA Auth For Indl Dev Hlthcare Fac
         Rev Baptist Home of Phil Ser A...................   5.200   11/15/04      495,748
                                                                               -----------
                                                                                   732,063
                                                                               -----------
         TEXAS  3.4%
  500    Austin, TX Util Sys Rev Rfdg (AMBAC Insd)........   6.500   11/15/05      578,315
  405    Mesquite, TX Hlth Fac Dev Retirement Fac
         Christian Ser A..................................   6.100   02/15/08      436,412
  300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev
         Beverly Oaks Arpt Proj Ser A.....................   7.500   02/01/10      318,564
                                                                               -----------
                                                                                 1,333,291
                                                                               -----------
         UTAH  3.9%
1,400    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser
         A-1 (FHA Gtd)....................................   7.150   07/01/12    1,518,888
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         VIRGINIA  1.4%
$ 500    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
         Fac Ser A........................................   7.450%  01/01/09  $   556,990
                                                                               -----------
         U. S. VIRGIN ISLANDS  1.7%
  600    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln Nts
         Ser C............................................   5.500   10/01/07      646,776
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  102.5%
  (Cost $36,950,751).........................................................   40,035,204
SHORT-TERM INVESTMENTS  1.8%
  (Cost $700,000)............................................................      700,000
                                                                               -----------
TOTAL INVESTMENTS  104.3%
  (Cost $37,650,751).........................................................   40,735,204
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.3%)................................   (1,674,989)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $39,060,215
                                                                                ----------

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,650,751)........................  $40,735,204
Cash........................................................      113,303
Receivables:
  Interest..................................................      569,026
  Investments Sold..........................................       10,271
  Fund Shares Sold..........................................        4,185
Other.......................................................          164
                                                              -----------
      Total Assets..........................................   41,432,153
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,026,300
  Income Distributions......................................       44,838
  Distributor and Affiliates................................       41,459
  Fund Shares Repurchased...................................       17,158
  Investment Advisory Fee...................................       15,885
Trustees' Deferred Compensation and Retirement Plans........      114,525
Accrued Expenses............................................      111,773
                                                              -----------
      Total Liabilities.....................................    2,371,938
                                                              -----------
NET ASSETS..................................................  $39,060,215
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $36,242,880
Net Unrealized Appreciation.................................    3,084,453
Accumulated Undistributed Net Investment Income.............       32,934
Accumulated Net Realized Loss...............................     (300,052)
                                                              -----------
NET ASSETS..................................................  $39,060,215
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $20,581,162 and 1,918,546 shares of
    beneficial interest issued and outstanding).............  $     10.73
    Maximum sales charge (3.25%* of offering price).........          .36
                                                              -----------
    Maximum offering price to public........................  $     11.09
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,189,684 and 1,417,778 shares of
    beneficial interest issued and outstanding).............  $     10.71
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,289,369 and 307,071 shares of
    beneficial interest issued and outstanding).............  $     10.71
                                                              ===========
*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                      Nine Months Ended       Year Ended
                                                      September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.............................................    $ 1,654,380          $ 2,041,580
                                                         -----------          -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $34,136, $119,482 and
  $22,783, respectively for the nine months ended
  September 30, 1998 and $30,399, $160,699 and
  $47,630, respectively for the year ended December
  31, 1997)..........................................        176,401              238,728
Investment Advisory Fee..............................        139,295              164,970
Accounting Services..................................         45,401               36,037
Registration.........................................         32,213               51,830
Shareholder Reports..................................         20,428               44,275
Trustees' Fees and Expenses..........................         20,105               33,533
Shareholder Services.................................         18,728               41,433
Amortization of Organizational Costs.................          4,828               11,994
Legal................................................          2,424                9,334
Custody..............................................          1,919               24,290
Other................................................          8,113               51,451
                                                         -----------          -----------
    Total Expenses...................................        469,855              707,875
    Less Expenses Reimbursed.........................            -0-               47,231
                                                         -----------          -----------
    Net Expenses.....................................        469,855              660,644
                                                         -----------          -----------
NET INVESTMENT INCOME................................    $ 1,184,525          $ 1,380,936
                                                         ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments......................................    $    15,771          $   356,859
    Options..........................................         22,583                  -0-
    Futures..........................................            -0-               (9,378)
                                                         -----------          -----------
Net Realized Gain....................................         38,354              347,481
                                                         -----------          -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period..........................      2,433,733            1,782,271
    End of the Period:
      Investments....................................      3,084,453            2,433,733
                                                         -----------          -----------
Net Unrealized Appreciation During the Period........        650,720              651,462
                                                         -----------          -----------
NET REALIZED AND UNREALIZED GAIN.....................    $   689,074          $   998,943
                                                         ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...........    $ 1,873,599          $ 2,379,879
                                                         ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Nine Months Ended September 30, 1998 and the
                     Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                    Nine Months Ended       Year Ended          Year Ended
                                    September 30, 1998   December 31, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............  $      1,184,525       $ 1,380,936         $ 1,413,175
Net Realized Gain..................            38,354           347,481             347,243
Net Unrealized
  Appreciation/Depreciation During
  the Period.......................           650,720           651,462            (454,405)
                                     ----------------       -----------         -----------
Change in Net Assets from
  Operations.......................         1,873,599         2,379,879           1,306,013
                                     ----------------       -----------         -----------
Distributions from Net Investment
  Income:
  Class A Shares...................          (625,738)         (560,309)           (656,307)
  Class B Shares...................          (469,656)         (628,468)           (666,673)
  Class C Shares...................           (89,521)         (186,777)           (184,281)
                                     ----------------       -----------         -----------
    Total Distributions............        (1,184,915)       (1,375,554)         (1,507,261)
                                     ----------------       -----------         -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............           688,684         1,004,325            (201,248)
                                     ----------------       -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........        13,360,043         5,579,082           4,946,191
Net Asset Value of Shares Issued
  Through Dividend Reinvestment....           800,943           883,487             972,957
Cost of Shares Repurchased.........        (8,183,923)       (9,753,115)         (9,123,506)
                                     ----------------       -----------         -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............         5,977,063        (3,290,546)         (3,204,358)
                                     ----------------       -----------         -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...........................         6,665,747        (2,286,221)         (3,405,606)
NET ASSETS:
Beginning of the Period............        32,394,468        34,680,689          38,086,295
                                     ----------------       -----------         -----------
End of the Period (Including
  accumulated undistributed net
  investment income of $32,934,
  $33,324 and $27,942,
  respectively)....................  $     39,060,215       $32,394,468         $34,680,689
                                     ================       ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                          May 28, 1993
                                                 Nine Months                                              (Commencement
                                                   Ended                 Year Ended December 31,          of Investment
                                                September 30,     ------------------------------------   Operations) to
Class A Shares                                      1998          1997      1996      1995      1994    December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................     $10.536      $10.213   $10.264   $ 9.330   $10.145        $ 9.700
                                                    -------      -------   -------   -------   -------        -------
Net Investment Income..........................        .358         .480      .455      .508      .489           .278
Net Realized and Unrealized
  Gain/Loss....................................        .199         .317     (.032)     .900     (.815)          .462
                                                    -------      -------   -------   -------   -------        -------
Total from Investment
  Operations...................................        .557         .797      .423     1.408     (.326)          .740
                                                    -------      -------   -------   -------   -------        -------
Less:
Distributions from Net
  Investment Income............................        .365         .474      .474      .474      .489           .273
Distributions from Net
  Realized Gain................................         -0-          -0-       -0-       -0-       -0-           .022
                                                    -------      -------   -------   -------   -------        -------
Total Distributions............................        .365         .474      .474      .474      .489           .295
                                                    -------      -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.......................................     $10.728      $10.536   $10.213   $10.264   $ 9.330        $10.145
                                                    =======      =======   =======   =======   =======        =======
Total Return* (a)..............................       5.36%**      8.08%     4.27%    15.31%    (3.32%)         7.75%**
Net Assets at End of the
  Period (In millions).........................     $  20.6      $  12.9   $  12.5   $  15.6   $  15.7        $  14.0
Ratio of Expenses to Average
  Net Assets*..................................       1.30%        1.52%     1.56%     1.00%      .67%           .14%
Ratio of Net Investment
  Income to Average Net
  Assets*......................................       4.61%        4.67%     4.45%     5.10%     5.07%          4.78%
Portfolio Turnover.............................         15%**        37%       45%       75%      274%            86%**
* If certain expenses had not been reimbursed Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................................         n/a        1.67%     1.74%     1.61%     1.75%          2.21%
Ratio of Net Investment
  Income to Average Net
  Assets.......................................         n/a        4.52%     4.27%     4.49%     3.99%          2.70%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                          May 28, 1993
                                                  Nine Months                                             (Commencement
                                                     Ended               Year Ended December 31,          of Investment
                                                  September 30,   ------------------------------------   Operations) to
Class B Shares                                        1998        1997      1996      1995      1994    December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period................................    $ 10.526     $ 10.209   $10.263   $ 9.319   $10.137        $ 9.700
                                                   --------     --------   -------   -------   -------        -------
Net Investment Income..........................        .308         .402      .375      .430      .417           .233
Net Realized and Unrealized
  Gain/Loss....................................        .191         .317     (.027)     .916     (.818)          .460
                                                   --------     --------   -------   -------   -------        -------
Total from Investment
  Operations...................................        .499         .719      .348     1.346     (.401)          .693
                                                   --------     --------   -------   -------   -------        -------
Less:
Distributions from Net
  Investment Income............................        .311         .402      .402      .402      .417           .234
Distributions from Net
  Realized Gain................................         -0-          -0-       -0-       -0-       -0-           .022
                                                   --------     --------   -------   -------   -------        -------
Total Distributions............................        .311         .402      .402      .402      .417           .256
                                                   --------     --------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.......................................    $ 10.714     $ 10.526   $10.209   $10.263   $ 9.319        $10.137
                                                   ========     ========   =======   =======   =======        =======
Total Return* (a)..............................       4.74%**      7.23%     3.54%    14.62%    (4.04%)         7.23%**
Net Assets at End of the
  Period (In millions).........................    $   15.2     $   16.4   $  16.4   $  17.5   $  17.7        $  13.9
Ratio of Expenses to
  Average Net Assets*..........................       2.06%        2.28%     2.32%     1.75%     1.43%           .92%
Ratio of Net Investment
  Income to Average Net
  Assets*......................................       3.90%        3.91%     3.69%     4.33%     4.30%          3.95%
Portfolio Turnover.............................         15%**        37%       45%       75%      274%            86%**
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets...........................         n/a        2.42%     2.50%     2.36%     2.50%          2.98%
Ratio of Net Investment
  Income to Average Net
  Assets.......................................         n/a        3.77%     3.51%     3.72%     3.24%          1.89%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                  Nine Months                                            October 19, 1993
                                                    Ended                Year Ended December 31,         (Commencement of
                                                 September 30,    ------------------------------------   Distribution) to
Class C Shares                                       1998         1997      1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................     $10.525      $10.206   $10.260   $ 9.314   $10.134        $10.250
                                                    -------      -------   -------   -------   -------        -------
Net Investment Income..........................        .308         .402      .374      .430      .419           .091
Net Realized and Unrealized
  Gain/Loss....................................        .190         .319     (.026)     .918     (.822)         (.098)
                                                    -------      -------   -------   -------   -------        -------
Total from Investment
  Operations...................................        .498         .721      .348     1.348     (.403)         (.007)
                                                    -------      -------   -------   -------   -------        -------
Less:
Distributions from Net
  Investment Income............................        .311         .402      .402      .402      .417           .087
Distributions from Net Realized
  Gain.........................................         -0-          -0-       -0-       -0-       -0-           .022
                                                    -------      -------   -------   -------   -------        -------
Total Distributions............................        .311         .402      .402      .402      .417           .109
                                                    -------      -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.......................................     $10.712      $10.525   $10.206   $10.260   $ 9.314        $10.134
                                                    =======      =======   =======   =======   =======        =======
Total Return* (a)..............................       4.74%**      7.23%     3.54%    14.74%    (4.04%)         (.10%)**
Net Assets at End of the Period
  (In millions)................................     $   3.3      $   3.1   $   5.8   $   4.9   $   4.7        $    .3
Ratio of Expenses to Average
  Net Assets*..................................       2.06%        2.29%     2.32%     1.74%     1.43%           .97%
Ratio of Net Investment Income
  to Average
  Net Assets*..................................       3.89%        3.88%     3.70%     4.36%     4.34%          4.05%
Portfolio Turnover.............................         15%**        37%       45%       75%      274%            86%**
*If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.......................................         n/a        2.43%     2.50%     2.34%     2.46%          2.97%
Ratio of Net Investment Income
  to Average
  Net Assets...................................         n/a        3.74%     3.52%     3.75%     3.31%          2.06%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund, (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

                               September 30, 1998
--------------------------------------------------------------------------------

applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $60,000. These costs were amortized on a straight line basis over the 60 month period which ended May 27, 1998.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $300,052 which will expire between September 30, 2002 and September 30, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year at September 30, 1998.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $37,650,751; the aggregate gross unrealized appreciation is $3,084,453 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $3,084,453.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

                               September 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .500 of 1%
Over $500 million.......................................     .450 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $700 and $1,200, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $47,100 and $43,200, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $14,400 and $28,200, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               September 30, 1998
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $19,411,810, $14,023,192 and $2,807,878 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................  1,074,637    $11,350,330
  Class B.....................................    130,358      1,377,259
  Class C.....................................     59,963        632,454
                                                ---------    -----------
Total Sales...................................  1,264,958    $13,360,043
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     43,203    $   457,668
  Class B.....................................     25,218        266,756
  Class C.....................................      7,232         76,519
                                                ---------    -----------
Total Dividend Reinvestment...................     75,653    $   800,943
                                                =========    ===========
Repurchases:
  Class A.....................................   (425,765)   $(4,501,920)
  Class B.....................................   (297,555)    (3,150,507)
  Class C.....................................    (50,238)      (531,496)
                                                ---------    -----------
Total Repurchases.............................   (773,558)   $(8,183,923)
                                                =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   224,786   $ 2,319,832
  Class B.......................................   176,313     1,821,383
  Class C.......................................   141,162     1,437,867
                                                  --------   -----------
Total Sales.....................................   542,261   $ 5,579,082
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    36,275   $   374,192
  Class B.......................................    34,418       354,505
  Class C.......................................    15,094       154,790
                                                  --------   -----------
Total Dividend Reinvestment.....................    85,787   $   883,487
                                                  ========   ===========
Repurchases:
  Class A.......................................  (255,254)  $(2,615,305)
  Class B.......................................  (255,930)   (2,632,842)
  Class C.......................................  (437,360)   (4,504,968)
                                                  --------   -----------
Total Repurchases...............................  (948,544)  $(9,753,115)
                                                  ========   ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $12,027,013, $15,986,638 and
$5,542,712 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   103,746   $ 1,052,973
  Class B.......................................   139,700     1,404,638
  Class C.......................................   245,967     2,488,580
                                                  --------   -----------
Total Sales.....................................   489,413   $ 4,946,191
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    40,990   $   414,943
  Class B.......................................    38,800       392,637
  Class C.......................................    16,324       165,377
                                                  --------   -----------
Total Dividend Reinvestment.....................    96,114   $   972,957
                                                  ========   ===========
Repurchases:
  Class A.......................................  (445,139)  $(4,514,663)
  Class B.......................................  (281,671)   (2,845,685)
  Class C.......................................  (172,868)   (1,763,158)
                                                  --------   -----------
Total Repurchases...............................  (899,678)  $(9,123,506)
                                                  ========   ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,000 and $600, respectively and CDSC on redeemed shares of approximately $24,800 and $19,600, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $13,279,263 and $5,673,728, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from the sales of investments, excluding short-term investments were $12,443,850 and $17,294,867, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.
A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or

                               September 30, 1998
--------------------------------------------------------------------------------

made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at December 31, 1996.......................             0
Futures Opened.........................................             6
Futures Closed.........................................            (6)
                                                                   --
Outstanding at December 31, 1997.......................             0
                                                                   ==

    There were no transactions in futures contracts for the nine months ended September 30, 1998.

B. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the nine months ended September 30, 1998, were as follows:

                                                   CONTRACTS         PREMIUM
-----------------------------------------------------------------------------
Outstanding at December 31, 1997..........            -0-            $    -0-
Options Written and Purchased (Net).......            100              24,193
Options Terminated in Closing Transactions
  (Net)...................................           (100)            (24,193)
                                                     ----            --------
Outstanding at September 30, 1998.........            -0-            $    -0-
                                                     ====            ========

    There were no transactions in options for the year ended December 31, 1997.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $98,700 and $152,700, respectively.

                               September 30, 1998
--------------------------------------------------------------------------------

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND


  Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for tax purposes. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of both principal and interest by a top-rated private insurance company.



  The Fund is organized as a non-diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objectives and Policies..........................   B-4
Investment Restrictions.....................................   B-19
Description of Securities Ratings...........................   B-20
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-25
Trustees and Officers.......................................   B-26
Investment Advisory and Other Services......................   B-34
Distribution and Service....................................   B-35
Transfer Agent..............................................   B-38
Portfolio Transactions and Brokerage Allocation.............   B-38
Shareholder Services........................................   B-39
Redemption of Shares........................................   B-41
Contingent Deferred Sales Charge-Class A....................   B-41
Waiver of Class B and Class C Contingent Deferred Sales
  Charge ("CDSC-Class B and C").............................   B-42
Taxation....................................................   B-43
Fund Performance............................................   B-46
Other Information...........................................   B-50
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-11



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

  The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt Florida Insured Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Florida Insured Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
NFSC FEBO #APX-296589.......................................    16,572.15      C           12.89%
  Alfred L. Kennan TR
  Alfred L. Kennan Trust
  U/A 8/24/98
  5887 Wyldewood Lakes Ct
  Fort Myers, FL 33919-3453
First Union Brokerage Services..............................    13,318.82      C           10.36%
  William J. Grant AND
  A/C 3823-5816
  11111 Country River Rd
  Parrish, FL 34218-9055
Marne Obernauer.............................................   158,257.77      A            7.27%
  PO Box 306
  Bayonne, NJ 07002-0305
NFSC FEBO #APX-298570.......................................     8,947.70      C            6.96%
  Virginia R. Kennan TR
  Virginia R. Kennan Trust
  U/A 6/24/98
  5867 Wyldewood Lakes Ct
  Fort Myers, FL 33919-3453
Salomon Smith Barney Inc. ..................................     8,803.33      C            6.85%
  00138101189
  333 West 34th St--3rd Floor
  New York, NY 10001-2483

                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
NFSC FEBO #APX-271500.......................................      8319.87      C            6.47%
  Anna J Fridman
  16795 San Carlos Blvd
  Fort Myers, FL 33908-3955
John R. Reiss...............................................     6,841.87      C            5.17%
  TOD DTD 04/02/98
  Subject to Access TOD Rules
  4700 S Barna Ave #703
  Titusville, FL 32780-6837
Salomon Smith Barney Inc. ..................................   109,214.84      A            5.02%
  00142437118
  333 West 34th St--3rd Floor
  New York, NY 10001-2483



                       INVESTMENT OBJECTIVE AND POLICIES


  The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.
"Non-Substitution" clauses in municipal lease transactions have recently been held unenforceable in Florida as violative of public policy. The Fund will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade, at the time of investment.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


  Although the municipal securities in which the Fund may invest will be insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

  As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or will be insured under policies obtained by the Fund to cover otherwise uninsured securities.

  ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

  Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

  In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

  Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS REGARDING FLORIDA MUNICIPAL SECURITIES

  GENERAL. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in Florida municipal securities. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities. In addition, the specific Florida municipal securities in which the Fund will invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal securities may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal securities.

  Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook, and is expected to experience steady if unspectacular growth over the next couple of years. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

  INVESTMENT PRACTICES AND POLICIES OF ISSUERS OF FLORIDA MUNICIPAL
ISSUERS. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Although the Florida municipal securities which may be purchased by the Fund will be insured, only those securities which are insured by Original Issuance Insurance will contain restrictions on investments imposed by the issuer of such insurance. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.


  POPULATION, INCOME AND EMPLOYMENT. Florida has experienced a large population growth. As of April 1, 1997, Florida ranks fourth with an estimated population of 14.7 million. Since the beginning of the eighties, Florida has surpassed Ohio, Illinois and Pennsylvania in total population. Because of the national recession, Florida's net in-migration declined to 138,000 in 1992, but migration has since recovered and reached 255,000 in 1996. The personal income of residents of Florida has been growing strongly the last several years and generally has historically outperformed both the nation as a whole and the southeast in particular. The State's economy since the early seventies has diversified in such a way as to provide a greater insulation from national economic downturns. The structure of income of residents of Florida differs from that of the nation and the southeast in that, due to a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are an important source of income.



  Real personal income in Florida is estimated to increase at 4.9% and 3.5% for 1998-99 and 1999-00 respectively, while real personal income per capita is projected to grow 3.1% in 1998-99 and 1.8% in 1999-00.



  Florida's economic dependence on the highly cyclical construction and construction related industries has declined over time. The service and trade sectors are Florida's largest employers. Presently, the State's service and trade sectors employment constitutes approximately 60% of the total non-farm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs are less sensitive to business cycle swings.



  Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the State's unemployment rate has again been below or about the same as the nations. The unemployment rate for Florida in 1997 was 4.8% while the nation's rate in 1997 was 4.9%. Florida's unemployment rate is expected to be 4.5% for fiscal year 1998-99 and 4.7% in 1999-00.


  TOURISM INDUSTRY. Tourism is one of Florida's most important industries. Approximately 47 million people visited the State in 1997. By the end of fiscal year 1998-99, 49.7 million domestic and international tourists are expected to have visited the State. In 1999-00 tourist arrivals should approximate 50.6 million.

  STATE FINANCIAL OPERATIONS. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1996-97, the State derived an estimated 67% of its total direct revenues to these funds from state taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax, which amounted to 68%, 8%, 4%, 3% and 3% respectively, of the total General Revenue funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 26%, and 14%, respectively, of total General Revenues.

  The sales and use tax is the greatest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed.

  For the State fiscal year which ended June 30, 1997, receipts from the sales and use tax were $12,089 million, an increase of 5.5% from fiscal year 1995-96.

  The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ending June 30, 1997 were $2,012 million. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax and license revenues totalled $447.2 million in the State fiscal year ended June 30, 1997. The receipts of corporate income tax for the State fiscal year ended June 30, 1997 were $1,362.3 million, an increase of 17.2% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery. State fiscal year 1996-97 produced gross revenues of $2.09 billion of which education received approximately $792.3 million.

  The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.


  For fiscal year 1998-99, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,463.7 million, 5.1% increase over 1997-98.



  For fiscal year 1999-00, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,923.7 million, a 2.4% increase over 1998-99. The $18,386.1 million in Estimated Revenues represent a 3.9% increase over the analogous figure in 1998-99.


  LOCAL GOVERNMENT REVENUE SOURCES. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

  STATE CONSTITUTIONAL AMENDMENT LIMITING STATE REVENUES. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

  OTHER FACTORS. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

  The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

  There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the

Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



  The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE



  BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



    A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/ A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



          Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.



           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.


         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  AAA. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

  AA. Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

  A. Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

  BBB. Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Note: Plus (+) and minus (-) signs indicate relative standing within a category, and are not indications of likely upgrades or downgrades.

DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

  AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

  A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Note: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.


                             TRUSTEES AND OFFICERS



  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.
Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.



                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc. provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        9,790                    2,652               60,000             125,200
Jack E. Nelson                          9,790                   18,385               60,000             125,200
Phillip B. Rooney                       9,790                    6,002               60,000             125,200
Dr. Fernando Sisto                      9,790                   68,615               60,000             125,200
Wayne W. Whalen                         9,790                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



  As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.500% on the first $500 million of average daily net assets and 0.450% on the average daily net assets over $500 million.

  The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

  The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received $0, $0 and $0, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received $0, $0 and $0, respectively, in accounting services fees from the Fund.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received $0, $0 and $0, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................    $144,891        $ 16,749
Fiscal Year Ended December 31, 1997.........................    $ 15,284        $128,317
Fiscal Year Ended December 31, 1996.........................    $ 18,660        $143,174


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $763,721 and $10,720 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.23% and 0.66% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were 48,633 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $168,987 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $127,644 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $41,343 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $9,183 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $5,940 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $3,243 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


  The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $0, $0 and $0, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal period ended September 30, 1998....................  $  880        --         --
  Fiscal year ended December 31, 1997.......................   $2,232       $0           $0
  Fiscal year ended December 31, 1996.......................      $0          N/A       N/A
Fiscal period 1998 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --



                              SHAREHOLDER SERVICES


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

  A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


  Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


  A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


  Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

  For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

  The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

  A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


  FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income

(even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains

Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.


  BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


  GENERAL. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


  The table below illustrates approximate equivalent taxable and tax-free yields at the 1998 federal individual income tax rates in effect on the date of this Statement of Additional Information, including the 36% and 39.6% rates enacted in August 1993 as part of the Revenue Reconciliation Act of 1993.


  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.3% taxable yield at current federal income tax rates to receive the same benefit.

  The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Florida Fund.

                    1998 FEDERAL TAXABLE VS. TAX-FREE YIELDS


                                                                 TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     -------------------------------------------------------------------------------
     RETURN            RETURN        BRACKET   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%    7.5%    8.0%    8.5%
----------------   ---------------   -------   ----   ----   ----   ----   ----   ----   -----   -----   -----   -----   -----
$       0-25,750          0-43,050    15.00%   4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%   8.82%   9.41%  10.00%
   25,750-62,450    43,050-104,050    28.00%   4.86   5.56   6.25   6.94   7.64   8.33    9.03    9.72   10.42   11.11   11.81
  62,450-130,250   104,050-158,550    31.00%   5.07   5.80   6.52   7.25   7.97   8.70    9.42   10.14   10.87   11.59   12.32
 130,250-283,150   158,550-283,150    36.00%   5.47   6.25   7.03   7.81   8.59   9.38   10.16   10.94   11.72   12.50   13.28
    Over 283,150      Over 283,150    39.60%   5.79   6.62   7.45   8.28   9.11   9.93   10.76   11.59   12.42   13.25   14.07


                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


  The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 4.30% and (ii) the approximately four year, two month period from July 29, 1994 (the commencement of investment operations of the Fund) through September 30, 1998 was 6.79%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.19%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.63%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1998 was 7.23%.



  The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1997 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 31.62%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 was 38.16%.


CLASS B SHARES


  The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 4.70% and (ii) the approximately four year, two month period of July 29, 1994 (commencement of investment operations of the Fund) through September 30, 1998 was 6.98%.



  The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.63%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.14%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1997 was 6.47%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 32.57%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 was 34.07%.


CLASS C SHARES


  The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 7.61% and (ii) the approximately three year, five month period from July 29, 1994 (the commencement of investment operations of the Fund) through September 30, 1998 was 7.28%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.64%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.14%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1998 was 6.47%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 34.15%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 was 34.15%.

                               OTHER INFORMATION

  CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

  SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


  INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.



  LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Squire, Sanders & Dempsey L.L.P. acts as special counsel to the Fund for Florida disclosure and Florida tax matters.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Insured Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG  LLP

Chicago, Illinois
November 6, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         FLORIDA  102.8%
$1,500   Alachua Cnty, FL Sch Brd Ctfs Partn (AMBAC
         Insd)............................................   5.000%  07/01/18  $ 1,525,965
 1,000   Boca Raton, FL Cmnty Redev Agy Mizner Park Proj
         Rfdg (FSA Insd) (a)..............................   4.500   03/01/12    1,000,380
 1,805   Boca Raton, FL Cmnty Redev Agy Mizner Park Proj
         Rfdg (FSA Insd) (a)..............................   4.625   03/01/14    1,802,960
   465   Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.650   09/01/21      501,972
   650   Brevard Cnty, FL Sales Tax Rev (MBIA Insd).......   5.750   12/01/13      713,148
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
         Insd) (b)........................................   5.400   07/01/12    1,105,020
   445   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.100   10/01/19      477,845
   670   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.200   04/01/30      719,205
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd)................................   6.500   08/15/12      551,770
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA Insd).....   5.600   10/01/26    1,079,040
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
         B (MBIA Insd)....................................   5.750   04/01/20    1,094,310
   980   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd) (Prerefunded @ 05/01/04)...................   5.750   05/01/08    1,082,488
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd) (Prerefunded @ 05/01/04)...................   6.000   05/01/14      558,525
 1,000   Dade Cnty, FL Seaport Rfdg (MBIA Insd)...........   5.125   10/01/21    1,014,070
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)......   5.375   10/01/16      802,755
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd)............................................   5.750   11/15/10      974,691
   400   Florida Hsg Fin Agy Hsg Reserves at Kanapaha Ser
         G (AMBAC Insd)...................................   5.600   07/01/27      418,384
 2,500   Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA
         Insd)............................................   5.600   06/01/20    2,659,025
 1,750   Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625   07/01/19    1,890,262
 1,750   Florida St Division Bond Fin Dept Genl Svcs Rev
         (AMBAC Insd).....................................   5.000   07/01/12    1,826,072
 1,500   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
         Rfdg.............................................   5.750   04/01/18    1,566,720
   500   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375   10/01/13      549,320
   750   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250   12/01/34      838,050
 1,300   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   5.700   10/01/15    1,428,076
 1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   6.100   10/01/18    1,122,340
 1,000   Jacksonville, FL Elec Auth Rev Saint John's Pwr-2
         Ser 7 Rfdg (MBIA Insd) (b).......................   5.500   10/01/14    1,052,320
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL Proj
         (AMBAC Insd).....................................   6.350   08/01/25    1,136,150

                                               See Notes to Financial Statements
                                       F-2

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,250   Jupiter Islands, FL Util Sys Rev South Martin Reg
         Util (MBIA Insd).................................   5.000%  10/01/28  $ 2,267,190
   925   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         Multi-Cnty Pgm Ser A (GNMA Collateralized).......   7.450   09/01/27    1,057,090
   960   Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
         Collateralized) (b)..............................   6.875   11/01/26    1,083,254
   835   Martin Cnty, FL Consolidated Util Sys Rev (FGIC
         Insd)............................................   5.750   10/01/08      924,520
    55   Martin Cnty, FL Consolidated Util Sys Rev
         (Prerefunded @ 10/01/04) (FGIC Insd).............   5.750   10/01/08       61,538
   750   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875   12/15/25      883,958
   545   Melbourne, FL Arpt Rev Rfdg (MBIA Insd)..........   6.250   10/01/18      623,387
   500   Miramar, FL Wastewater Impt Assmt Rev (FGIC
         Insd)............................................   6.750   10/01/25      582,055
 1,000   Naples, FL Hosp Rev Naples Cmnty Hosp Inc Rfdg
         (MBIA Insd)......................................   5.500   10/01/26    1,055,500
 1,250   North Broward, FL Hosp Dist Rev Rfdg & Impt (MBIA
         Insd)............................................   5.375   01/15/24    1,300,013
   775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized) (b)....................   6.550   10/01/21      835,179
   900   Orange Cnty, FL Tourist Dev Tax Rev Ser B
         (Prerefunded @ 10/01/02) (AMBAC Insd)............   6.500   10/01/19    1,008,864
 1,000   Orlando & Orange Cnty Expressway Auth FL
         Expressway Rev (FGIC Insd).......................   5.000   07/01/21    1,007,440
   750   Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
         Delray South Proj Rfdg...........................   5.500   10/01/11      761,858
 1,550   Palm Beach Cnty, FL Hlth Fac Auth Rev Retirement
         Cmnty............................................   5.625   11/15/20    1,641,931
   450   Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford
         Proj Rfdg........................................   5.500   10/01/15      456,075
   750   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/04) (AMBAC Insd)............   6.375   08/01/15      855,578
 1,000   Polk Cnty, FL Indl Dev Auth Tampa Elec Co Proj...   5.850   12/01/30    1,087,670
   500   Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd) (a)........................................   5.000   10/01/16      504,655
   500   Reedy Creek Impt Dist FL Ser A (MBIA Insd) (a)...   5.250   06/01/15      528,105
 1,000   Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28    1,100,880
   750   Sarasota Cnty, FL Util Sys Rev (Prerefunded @
         10/01/04) (FGIC Insd)............................   6.500   10/01/14      869,085
   500   Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd).......   5.000   10/01/28      515,045
   600   Tampa, FL Sports Auth Rev (AMBAC Insd)...........   5.000   10/01/28      601,938
 1,000   Volusia Cnty, FL Edl Fac Auth Rev Stetson Univ
         Proj Ser A (MBIA Insd)...........................   5.500   06/01/26    1,066,730
   500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
         Hlth Rfdg & Impt (AMBAC Insd)....................   5.750   11/15/13      550,485
 1,000   Volusia Cnty, FL Hlth Fac Auth Rev John Knox Hlth
         Care Rfdg (Asset Gty Insd).......................   6.000   06/01/17    1,090,400
                                                                               -----------
                                                                                53,811,286
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         PUERTO RICO  2.7%
$ 670    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.625%  07/01/12  $   737,978
  650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      697,028
                                                                               -----------
                                                                                 1,435,006
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  105.5%
  (Cost $50,655,943).........................................................   55,246,292
                                                                               -----------
SHORT-TERM INVESTMENTS  0.2%
  (Cost $100,000)............................................................      100,000
                                                                               -----------
TOTAL INVESTMENTS  105.7%
  (Cost $50,755,943).........................................................   55,346,292
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.7%)................................   (2,995,531)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $52,350,761
                                                                                ----------

(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC-- AMBAC Indemnity Corporation
FGIC-- Financial Guaranty Insurance Company
FSA-- Financial Security Assurance Inc.
MBIA-- Municipal Bond Investors Assurance Corp.
Asset Gty-- Asset Guaranty Insurance Company

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $50,755,943)........................  $55,346,292
Cash........................................................      125,868
Receivables:
  Investments Sold..........................................    1,044,837
  Interest..................................................      991,891
  Fund Shares Sold..........................................       46,339
Unamortized Organizational Costs............................       11,532
Other.......................................................          124
                                                              -----------
      Total Assets..........................................   57,566,883
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,806,234
  Fund Shares Repurchased...................................      109,550
  Income Distributions......................................      106,609
  Distributor and Affiliates................................       80,481
Trustees' Deferred Compensation and Retirement Plans........       80,038
Accrued Expenses............................................       33,210
                                                              -----------
      Total Liabilities.....................................    5,216,122
                                                              -----------
NET ASSETS..................................................  $52,350,761
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $48,101,270
Net Unrealized Appreciation.................................    4,590,349
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (58,071)
Accumulated Net Realized Loss...............................     (282,787)
                                                              -----------
NET ASSETS..................................................  $52,350,761
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $27,113,986 and 1,703,029 shares of
      beneficial interest issued and outstanding)...........  $     15.92
    Maximum sales charge (4.75%* of offering price).........          .79
                                                              -----------
    Maximum offering price to public........................  $     16.71
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $23,614,356 and 1,482,836 shares of
      beneficial interest issued and outstanding)...........  $     15.93
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,622,419 and
      101,774 shares of beneficial interest issued and
      outstanding)..........................................  $     15.94
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                           Nine Months Ended       Year Ended
                                                           September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest...............................................       $  2,048,317         $ 2,523,156
                                                              ------------         -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $49,218, $170,192 and $9,173,
  respectively, for the nine months ended 9/30/98 and
  $59,871, $201,488 and $6,432, respectively, for the
  year ended 12/31/97).................................            228,583             267,791
Investment Advisory Fee................................            188,173             223,516
Shareholder Reports....................................             50,357              40,584
Registration and Filing Fees...........................             19,687              35,205
Shareholder Services...................................             19,093              19,910
Trustees' Fees and Expenses............................             18,888               5,729
Custody................................................             12,604              71,138
Legal..................................................              3,006               9,125
Other..................................................             82,881              58,605
                                                              ------------         -----------
  Total Expenses.......................................            623,272             731,603
  Less Fees Waived and Expenses Reimbursed ($188,173
    and $75,838, respectively, for the nine months
    ended 9/30/98 and $223,516 and $88,936,
    respectively, for the year ended 12/31/97).........            264,011             312,452
                                                              ------------         -----------
    Net Expenses.......................................            359,261             419,151
                                                              ------------         -----------
NET INVESTMENT INCOME..................................       $  1,689,056         $ 2,104,005
                                                              ============         ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments..........................................       $    305,575         $  (229,913)
  Futures..............................................              5,036            (363,485)
                                                              ------------         -----------
Net Realized Gain/Loss.................................            310,611            (593,398)
                                                              ------------         -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..............................          3,637,769           1,459,008
                                                              ------------         -----------
  End of the Period:
  Investments..........................................          4,590,349           3,647,942
  Futures..............................................                -0-             (10,173)
                                                              ------------         -----------
                                                                 4,590,349           3,637,769
                                                              ------------         -----------
Net Unrealized Appreciation During the Period..........            952,580           2,178,761
                                                              ------------         -----------
NET REALIZED AND UNREALIZED GAIN.......................       $  1,263,191         $ 1,585,363
                                                              ============         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.............       $  2,952,247         $ 3,689,368
                                                              ============         ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Nine Months Ended September 30, 1998
                 and the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                            Nine Months Ended       Year Ended          Year Ended
                                            September 30, 1998   December 31, 1997   December 31, 1996
------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................       $  1,689,056         $ 2,104,005         $ 1,687,363
Net Realized Gain/Loss..................            310,611            (593,398)            287,514
Net Unrealized Appreciation/Depreciation
  During the Period.....................            952,580           2,178,761            (547,665)
                                               ------------         -----------         -----------
Change in Net Assets from Operations....          2,952,247           3,689,368           1,427,212
                                               ------------         -----------         -----------
Distributions from Net Investment
  Income................................         (1,689,056)         (2,104,005)         (1,654,415)
Distributions in Excess of Net
  Investment Income.....................            (53,515)            (24,977)                -0-
                                               ------------         -----------         -----------
Distributions from and in Excess of Net
  Investment Income*....................         (1,742,571)         (2,128,982)         (1,654,415)
                                               ------------         -----------         -----------
Distributions from Net Realized Gain:
  Class A Shares........................                -0-             (14,898)                -0-
  Class B Shares........................                -0-             (12,813)                -0-
  Class C Shares........................                -0-                (397)                -0-
                                               ------------         -----------         -----------
                                                        -0-             (28,108)                -0-
                                               ------------         -----------         -----------
Total Distributions.....................         (1,742,571)         (2,157,090)         (1,654,415)
                                               ------------         -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................          1,209,676           1,532,278            (227,203)
                                               ------------         -----------         -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold...............         11,498,972          15,913,603          16,047,069
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................            804,084             999,451             701,942
Cost of Shares Repurchased..............        (14,206,014)         (7,278,428)         (8,255,409)
                                               ------------         -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..........................         (1,902,958)          9,634,626           8,493,602
                                               ------------         -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...           (693,282)         11,166,904           8,266,399
NET ASSETS:
Beginning of the Period.................         53,044,043          41,877,139          33,610,740
                                               ------------         -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $(58,071), $(4,556) and $20,971,
  respectively).........................       $ 52,350,761         $53,044,043         $41,877,139
                                               ============         ===========         ===========

                                            Nine Months Ended       Year Ended          Year Ended
        *Distributions by Class             September 30, 1998   December 31, 1997   December 31, 1996
------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares........................       $  (981,519)         $(1,223,114)        $  (868,212)
  Class B Shares........................          (722,360)            (878,013)           (768,924)
  Class C Shares........................           (38,692)             (27,855)            (17,279)
                                               -----------          -----------         -----------
                                               $(1,742,571)         $(2,128,982)        $(1,654,415)
                                               ===========          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                       Nine Months                                   of Investment
                                          Ended         Year Ended December 31,      Operations) to
                                      September 30,   ----------------------------    December 31,
Class A Shares                            1998         1997       1996      1995          1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................      $15.550      $15.060   $ 15.203   $13.796      $14.300
                                         -------      -------   --------   -------      -------
  Net Investment Income............         .564         .766       .784      .789         .291
  Net Realized and Unrealized
    Gain/Loss......................         .388         .508      (.153)    1.416        (.507)
                                         -------      -------   --------   -------      -------
Total from Investment Operations...         .952        1.274       .631     2.205        (.216)
                                         -------      -------   --------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......         .581         .774       .774      .798         .288
  Distributions from Net Realized
    Gain...........................          -0-         .010        -0-       -0-          -0-
                                         -------      -------   --------   -------      -------
Total Distributions................         .581         .784       .774      .798         .288
                                         -------      -------   --------   -------      -------
Net Asset Value, End of the
  Period...........................      $15.921      $15.550   $ 15.060   $15.203      $13.796
                                         =======      =======   ========   =======      =======
Total Return* (a)..................        6.26%**      8.72%      4.37%    16.29%       (1.47%)**
Net Assets at End of the Period (In
  millions)........................      $  27.1      $  29.3   $   22.2   $  16.2      $   9.0
Ratio of Expenses to Average Net
  Assets*..........................         .60%         .59%       .28%      .44%         .49%
Ratio of Net Investment Income to
  Average Net Assets*..............        4.85%        5.05%      5.31%     5.33%        5.13%
Portfolio Turnover.................          50%**        48%        73%       41%          19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................        1.30%        1.29%      1.47%     1.70%        1.99%
Ratio of Net Investment Income to
  Average Net Assets...............        4.15%        4.35%      4.13%     4.07%        3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                        Nine Months                                  of Investment
                                           Ended         Year Ended December 31,     Operations) to
                                       September 30,   ---------------------------    December 31,
Class B Shares                             1998         1997      1996      1995          1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................       $15.554      $15.064   $15.201   $13.792      $14.300
                                          -------      -------   -------   -------      -------
  Net Investment Income............          .478         .650      .677      .685         .251
  Net Realized and Unrealized
    Gain/Loss......................          .388         .510     (.154)    1.415        (.509)
                                          -------      -------   -------   -------      -------
Total from Investment Operations...          .866        1.160      .523     2.100        (.258)
                                          -------      -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......          .495         .660      .660      .691         .250
  Distributions from Net Realized
    Gain...........................           -0-         .010       -0-       -0-          -0-
                                          -------      -------   -------   -------      -------
Total Distributions................          .495         .670      .660      .691         .250
                                          -------      -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................       $15.925      $15.554   $15.064   $15.201      $13.792
                                          =======      =======   =======   =======      =======
Total Return* (a)..................         5.74%**      7.91%     3.58%    15.53%       (1.81%)**
Net Assets at End of the Period (In
  millions)........................       $  23.6      $  22.5   $  18.9   $  16.9      $  10.9
Ratio of Expenses to Average Net
  Assets*..........................         1.35%        1.33%     1.03%     1.12%        1.26%
Ratio of Net Investment Income to
  Average Net Assets*..............         4.09%        4.30%     4.56%     4.66%        4.31%
Portfolio Turnover.................           50%**        48%       73%       41%          19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................         2.05%        2.03%     2.22%     2.38%        2.75%
Ratio of Net Investment Income to
  Average Net Assets...............         3.39%        3.60%     3.38%     3.40%        2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                      Nine Months                                    of Investment
                                         Ended          Year Ended December 31,      Operations) to
                                     September 30,   -----------------------------    December 31,
Class C Shares                           1998          1997       1996      1995          1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................      $ 15.581     $ 15.081   $ 15.213   $13.786      $14.300
                                        --------     --------   --------   -------      -------
  Net Investment Income...........          .483         .666       .668      .690         .249
  Net Realized and Unrealized
    Gain/Loss.....................          .372         .504      (.140)    1.428        (.513)
                                        --------     --------   --------   -------      -------
Total from Investment
  Operations......................          .855        1.170       .528     2.118        (.264)
                                        --------     --------   --------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income......          .495         .660       .660      .691         .250
  Distribution from Net Realized
    Gain..........................           -0-         .010        -0-       -0-          -0-
                                        --------     --------   --------   -------      -------
Total Distributions...............          .495         .670       .660      .691         .250
                                        --------     --------   --------   -------      -------
Net Asset Value, End of the
  Period..........................      $ 15.941     $ 15.581   $ 15.081   $15.213      $13.786
                                        ========     ========   ========   =======      =======
Total Return* (a).................         5.60%**      7.97%      3.65%    15.61%       (1.81%)**
Net Assets at End of the Period
  (In thousands)..................      $1,622.4     $1,195.1   $  849.2   $ 461.8      $  11.4
Ratio of Expenses to Average Net
  Assets*.........................         1.32%        1.37%      1.03%     1.13%        1.26%
Ratio of Net Investment Income to
  Average Net Assets*.............         4.08%        4.38%      4.56%     4.51%        4.28%
Portfolio Turnover................           50%**        48%        73%       41%          19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets..........................         2.03%        2.06%      2.22%     2.39%        2.74%
Ratio of Net Investment Income to
  Average Net Assets..............         3.38%        3.68%      3.38%     3.25%        2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September
30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the

                               September 30, 1998
--------------------------------------------------------------------------------

expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $70,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $282,787 which will expire on September 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At September 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $50,755,943, the aggregate gross unrealized appreciation is $4,590,349 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $4,590,349.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. For the nine months ended September 30, 1998, 100% of the income distributions made

                               September 30, 1998
--------------------------------------------------------------------------------

by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................      .500 of 1%
Over $500 million.......................................      .450 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $1,000 and $1,800, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $42,200 and $27,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $11,600 and $11,400, respectively. All of these expenses were assumed by Van Kampen. Beginning in 1998, transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and
C.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $24,924,266, $21,619,168 and $1,557,836 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES             VALUE
----------------------------------------------------------------------------
Sales:
  Class A...............................        352,234         $  5,494,787
  Class B...............................        320,092            4,997,538
  Class C...............................         64,525            1,006,647
                                               --------         ------------
Total Sales.............................        736,851         $ 11,498,972
                                               ========         ============
Dividend Reinvestment:
  Class A...............................         30,117         $    469,824
  Class B...............................         19,918              310,753
  Class C...............................          1,504               23,507
                                               --------         ------------
Total Dividend Reinvestment.............         51,539         $    804,084
                                               ========         ============
Repurchases:
  Class A...............................       (566,619)        $ (8,834,774)
  Class B...............................       (303,798)          (4,731,240)
  Class C...............................        (40,958)            (640,000)
                                               --------         ------------
Total Repurchases.......................       (911,375)        $(14,206,014)
                                               ========         ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    609,339    $ 9,274,646
  Class B.....................................    384,943      5,831,452
  Class C.....................................     52,399        807,505
                                                ---------    -----------
Total Sales...................................  1,046,681    $15,913,603
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     39,223    $   594,339
  Class B.....................................     25,536        387,076
  Class C.....................................      1,188         18,036
                                                ---------    -----------
Total Dividend Reinvestment...................     65,947    $   999,451
                                                =========    ===========
Repurchases:
  Class A.....................................   (232,349)   $(3,502,983)
  Class B.....................................   (216,650)    (3,274,422)
  Class C.....................................    (33,195)      (501,023)
                                                ---------    -----------
Total Repurchases.............................   (482,194)   $(7,278,428)
                                                =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $21,428,427, $18,098,011 and
$843,164 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    662,550    $ 9,888,850
  Class B.....................................    371,733      5,505,878
  Class C.....................................     43,663        652,341
                                                ---------    -----------
Total Sales...................................  1,077,946    $16,047,069
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     24,754    $   367,510
  Class B.....................................     21,677        321,647
  Class C.....................................        858         12,785
                                                ---------    -----------
Total Dividend Reinvestment...................     47,289    $   701,942
                                                =========    ===========
Repurchases:
  Class A.....................................   (282,145)   $(4,206,188)
  Class B.....................................   (255,198)    (3,772,557)
  Class C.....................................    (18,569)      (276,664)
                                                ---------    -----------
Total Repurchases.............................   (555,912)   $(8,255,409)
                                                =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on

                               September 30, 1998
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE
             YEAR OF REDEMPTION                   CLASS B              CLASS C
------------------------------------------------------------------------------
First.......................................        4.00%                 1.00%
Second......................................        3.75%                 None
Third.......................................        3.50%                 None
Fourth......................................        2.50%                 None
Fifth.......................................        1.50%                 None
Sixth.......................................        1.00%                 None
Seventh and Thereafter......................         None                 None

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $16,900 and $15,100, respectively and CDSC on redeemed shares of approximately $54,100 and $68,700, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $25,816,471 and $26,705,963, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $35,250,549 and $21,272,934, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

                               September 30, 1998
--------------------------------------------------------------------------------

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 1997, and for the nine months ended September 30, 1998, were as follows.

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1996...........................          -0-
Futures Opened.............................................          285
Futures Closed.............................................         (279)
                                                                    ----
Outstanding at December 31, 1997...........................            6
Futures Opened.............................................          104
Futures Closed.............................................         (110)
                                                                    ----
Outstanding at September 30, 1998..........................          -0-
                                                                    ----

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $135,200 and $156,100, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to

                               September 30, 1998
--------------------------------------------------------------------------------

continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND


  Van Kampen New York Tax Free Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for tax purposes. The Fund's management seeks to achieve the investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.



  The Fund is organized as a non-diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective and Policies...........................   B-4
Investment Restrictions.....................................   B-16
Description of Securities Ratings...........................   B-17
Trustees and Officers.......................................   B-22
Investment Advisory and Other Services......................   B-31
Distribution and Service....................................   B-32
Transfer Agent..............................................   B-35
Portfolio Transactions and Brokerage Allocation.............   B-35
Shareholder Services........................................   B-36
Redemption of Shares........................................   B-38
Contingent Deferred Sales Charge-Class A....................   B-38
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................   B-39
Taxation....................................................   B-40
Fund Performance............................................   B-44
Other Information...........................................   B-47
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-11



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

  The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt New York Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital New York Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Advanced Clearing FBO 6510150911............................   202,371.80        A         11.94%
 PO Box 2228
 Omaha, NE 68103-2226
August Casale & Valeria Casale JT Ten.......................   104,733.15        A          6.18%
 154 Park Hill Ave
 Yonkers, NY 10705-1420
NFSC FEBO & C18-381748......................................    98,778.22        A          5.83%
 Lane Grijns
 20 Fox Run Lane
 Greenwich, CT 03831-3737
NFSC FEBO & C18-593125......................................    89,679.63        A          5.29%
 Nesim Bildirici
 2264 Ocean Pkwy
 Brooklyn, NY 11223-5133
Painewebber FBO.............................................    32,333.54        C         16.44%
 Diana Riklis
 1020 Park Ave
 New York, NY 10028-0913
Salomon Smith Barney Inc....................................    28,023.00        C         14.24%
 00124807645
 333 West 34th St - 3rd Floor
 New York, NY 10001-2483
Leora Yehuda................................................    12,916.48        C          6.57%
 200 E 62nd St # 30A
 New York, NY 10021-8209
Salomon Smith Barney Inc....................................    10,529.00        C          5.35%
 00124607646
 333 West 34th St - 3rd Floor
 New York, NY 10001-2483

                       INVESTMENT OBJECTIVE AND POLICIES

  The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivation variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONDITIONS REGARDING NEW YORK MUNICIPAL SECURITIES


  As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.



  THE NEW YORK STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.



  Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.



  Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.



  Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.



  Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes over one-sixth of all nonfarm labor and proprietors' income.



  Agriculture: Farming is an important part of the economy of large regions of the state, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.



  Government: Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.



  STATE BUDGETARY OUTLOOK. State law requires the Governor of New York to propose a balanced budget each year. In recent years, New York closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion

(1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The state, as a part of the 1998-99 Executive Budget projections submitted to the state legislature in February 1998, projected a 1990-00 budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion for the General Fund, the primary operating fund of the state. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.



  Sustained growth in the state's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the state's projections in 1990-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of state claims against the tobacco industry. These projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The state expects that the 1999-00 Financial Plan will achieve savings from initiatives by state agencies to deliver services more efficiently, workforce management efforts, maximization of the federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.



  The state will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-000 Executive Budget recommendations. The School Tax Relief or "STAR" program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



  Actions affecting the level of receipts and disbursements, the relative strength of the state and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State of New York. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for state programs. To address a potential imbalance in any given fiscal year, the state would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. There can be no assurance, however, that the state legislature will enact the Governor's proposals or that the state's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State. An additional risk to the state's financial plan arises from the potential impact of certain litigation and of federal disallowances now pending against the state, which could adversely affect the state's projections of receipts and disbursements.



  STATE YEAR 2000 COMPLIANCE. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the state created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 state mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the state is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the state and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon state operations. High-priority computer applications are those that are critical for a state agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is under way for those systems which may be noncompliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the state payroll, civil service, tax and finance and welfare management systems, for which year 2000 compliance is included as a part of the project. OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the state's mission-critical and high-priority computer systems will be Year 2000 complaint and that there will not be an adverse impact upon state operations or state finances as a result.



  NEW YORK CITY. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.



  For each of the 1981 through 1997 fiscal years, the city had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principals, after discretionary transfers. The city has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the city will continue to maintain balanced operating results as required by state law without tax or other revenue increases or reductions in city services or entitlement programs, which could adversely affect the city's economic base.



  As required by law, the city prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the city's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The city's current financial plan projects a surplus in the 1999 fiscal year, before discretionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the city has achieved surplus operating results, before discretionary transfers, for each fiscal year.



  The city depends on aid from the State of New York both to enable the city to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in state aid to the city from amounts currently projected; that state budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the city's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction in or a delay in the receipt of federal grants which could have additional adverse effects on the city's cash flow or revenues.



  Implementation of the city's financial plan is dependent upon the city's ability to market its securities successfully. The city's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance city capital projects. The Finance Authority was created to assist the city in financing its capital program while keeping city indebtedness within the forecast level of the constitutional restrictions on the amount of debt the city is authorized to incur. In addition, the city issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of city bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The city's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the city and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding city general obligation bonds and notes.



  OTHER NEW YORK RISK FACTORS. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.



  The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.


  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.


STRATEGIC TRANSACTIONS


  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the

Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



  The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief form the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE



  BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



    A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/ A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



          Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.



           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.



                             TRUSTEES AND OFFICERS



  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past Chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $9,790                  $35,691              $60,000            $125,200
Linda Hutton Heagy                      8,390                    3,861               60,000             112,800
R. Craig Kennedy                        9,790                    2,652               60,000             125,200
Jack E. Nelson                          9,790                   18,385               60,000             125,200
Phillip B. Rooney                       9,790                    6,002               60,000             125,200
Dr. Fernando Sisto                      9,790                   68,615               60,000             125,200
Wayne W. Whalen                         9,790                   12,658               60,000             125,200
Paul G. Yovovich(1)                         0                        0               60,000              25,300


---------------


(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal period ended September 30, 1998. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



  As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $2,352    $2,352   $2,352   $2,352   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761    1,961     1,961    1,961    1,961   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805    1,005     1,005    1,005    1,005   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731    1,931     1,931    1,931    1,931   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      841       841      841      841     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      858       858      858      858     858        0
 New York Tax Free Income Fund............   9/30          842       642      842       842      842      842     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $9,790    $9,790   $9,790   $9,790   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE B


      1998 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
 Insured Tax Free Income Fund.............   9/30       $2,352    $2,152   $1,176    $2,352   $2,352   $1,176   $2,352      $0
 Tax Free High Income Fund................   9/30        1,961     1,761      981     1,961    1,961      981   1,961        0
 California Insured Tax Free Fund.........   9/30        1,005       805      503     1,005    1,005      503   1,005        0
 Municipal Income Fund....................   9/30        1,931     1,731      966     1,931    1,931      966   1,931        0
 Intermediate Term Municipal Income
   Fund...................................   9/30          841       641      421       841      841      421     841        0
 Florida Insured Tax Free Income Fund.....   9/30          858       658      429       858      858      429     858        0
 New York Tax Free Income Fund............   9/30          842       642      421       842      842      421     842        0
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $9,790    $8,390   $4,897    $9,790   $9,790   $4,897   $9,790      $0
                                                        ======    ======   ======    ======   ======   ======   ======      ==


 *In 1998, the Fund changed its fiscal year-end from December 31 to September
30. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended September 30, 1998.

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
 Insured Tax Free Income
   Fund.....................   9/30     $ 6,579    $ 8,672   $12,057   $ 17,744   $ 3,758   $ 4,177   $15,328      $0
 Tax Free High Income
   Fund.....................   9/30       6,211      8,299    11,879     17,384     3,388     2,473    14,960       0
 California Insured Tax Free
   Fund.....................   9/30       5,320      7,393    11,446     16,513     2,492     2,035    14,067       0
 Municipal Income Fund......   9/30       7,043      9,700    15,366     22,215     3,622     8,799    19,040       0
 Intermediate Term Municipal
   Income Fund..............   9/30       5,166      7,238    11,372     16,363     2,337     1,959    13,913       0
 Florida Insured Tax Free
   Income Fund..............   9/30       5,183      7,254     7,093     11,846     2,354     1,967    10,870       0
 New York Tax Free Income
   Fund.....................   9/30       2,288      1,814     3,430      5,111     1,700       958     4,413       0
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $37,790    $50,370   $72,643   $107,176   $19,651   $22,368   $92,591      $0
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
 Insured Tax Free Income
   Fund.....................  $2,695   $1,985    $  212    $ 9,164   $    0   $13,380    $  327
 Tax Free High Income
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 California Insured Tax Free
   Fund.....................       0    1,985         0      9,164        0    13,380         0
 Municipal Income Fund......   5,804    2,455       961     12,382    7,502    17,483     1,287
 Intermediate Term Municipal
   Income Fund..............       0    1,985         0      9,164        0    13,380         0
 Florida Insured Tax Free
   Income Fund..............       0      927         0      5,817        0     9,599         0
 New York Tax Free Income
   Fund.....................       0      295         0      2,344        0     3,740         0
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $8,499   $11,617   $1,173    $57,199   $7,502   $84,342    $1,614
                              ======   =======   ======    =======   ======   =======    ======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.600% on the first $500 million of average daily net assets and 0.500% on the average daily net assets over $500 million.

  The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

  The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received $0, $0 and $0, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received $0, $0 and $0, respectively, in accounting services fees from the Fund.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received $0, $0 and $0, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                TOTAL UNDERWRITING     AMOUNTS RETAINED
                                                                    COMMISSIONS         BY DISTRIBUTOR
                                                                -------------------    ----------------
Fiscal Period Ended September 30, 1998......................         $153,026              $12,738
Fiscal Year Ended December 31, 1997.........................         $163,312              $12,562
Fiscal Year Ended December 31, 1996.........................         $ 63,306              $10,787


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                           TOTAL SALES CHARGE
                                                             -----------------------------------------------
                                                                                               REALLOWED TO
                                                                               AS % OF NET      DEALERS AS
                                                                AS % OF          AMOUNT           A % OF
                   SIZE OF INVESTMENT                        OFFERING PRICE     INVESTED      OFFERING PRICE
                   ------------------                        --------------    -----------    --------------
Less than $100,000.......................................        4.75%            4.99%           4.25%
$100,000 but less than $250,000..........................        3.75%            3.90%           3.25%
$250,000 but less than $500,000..........................        2.75%            2.83%           2.25%
$500,000 but less than $1,000,000........................        2.00%            2.04%           1.75%
$1,000,000 or more.......................................            *                *               *

---------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service

Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $599,078 and $17,398 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.16% and 0.55% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $37,105 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $114,800 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $86,979 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $27,821 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $14,452 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $11,439 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $3,013 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                                 TRANSFER AGENT


  The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $11,816, $14,238 and $7,457, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal period ended September 30, 1998....................       --       --         --
  Fiscal year ended December 31, 1997.......................       --       --         --
  Fiscal year ended December 31, 1996.......................       --       --         --
Fiscal period 1998 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --



                              SHAREHOLDER SERVICES


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the

Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

  A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


  Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


  A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


  Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

  For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

  The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

  A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


  FEDERAL INCOME TAXATION. The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income

(even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains

Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.


  BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.



  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


   1998 FEDERAL NEW YORK STATE AND NEW YORK CITY TAXABLE VS. TAX-FREE YIELDS

                                     FEDERAL   STATE AND   COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     CITY TAX      TAX      -----------------------------------------------
     RETURN            RETURN        BRACKET   BRACKET*    BRACKET*   3.5%    4.0%    4.5%    5.0%     5.5%     6.0%
----------------   ---------------   -------   ---------   --------   -----   -----   -----   -----   ------   ------
$       0-25,350                      15.00%    11.250%     24.60%    4.64%   5.31%   5.97%   6.63%    7.29%    7.96%
                   $      0-42,350    15.00     11.239      24.60     4.64    5.31    5.97    6.63     7.29     7.96
   25,350-61,400    42,350-102,300    28.00     11.307      36.10     5.48    6.26    7.04    7.82     8.61     9.39
  61,400-128,100   102,300-155,950    31.00     11.307      38.80     5.72    6.54    7.35    8.17     8.99     9.80
 128,100-278,450   155,950-278,450    36.00     11.307      43.20     6.16    7.04    7.92    8.80     9.68    10.56
    Over 278,450      Over 278,450    39.60     11.307      46.40     6.53    7.46    8.40    9.33    10.26    11.19

                     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE        -----------------------------------------------
     RETURN         6.5%      7.0%      7.5%      8.0%      8.5%
----------------   -------   -------   -------   -------   -------
$       0-25,350     8.62%     9.28%     9.95%    10.61%    11.27%
   25,350-61,400    10.17     10.95     11.74     12.52     13.30
  61,400-128,100    10.62     11.44     12.25     13.07     13.89
 128,100-278,450    11.44     12.32     13.20     14.08     14.96
    Over 278,450    12.13     13.06     13.99     14.93     15.86

---------------
* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New

  York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

           1998 FEDERAL AND NEW YORK STATE TAXABLE VS. TAX-FREE YIELDS*

                                     FEDERAL    STATE     COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX       TAX        TAX      ------------------------------------------------
     RETURN            RETURN        BRACKET   BRACKET*   BRACKET*   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%
----------------   ---------------   -------   --------   --------   ----   ----   ----   ----   ----   -----   -----
$       0-25,350   $      0-42,350    15.00%     6.850%    20.80%    4.42%  5.05%  5.68%  6.31%  6.94%   7.58%   8.21%
   25,350-61,400    42,350-102,300    28.00      6.850     32.90     5.22   5.96   6.71   7.45   8.20    8.94    9.69
  61,400-128,100   102,300-155,950    31.00      6.850     35.70     5.44   6.22   7.00   7.78   8.55    9.33   10.11
 128,100-278,450   155,950-278,450    36.00      6.850     40.40     5.87   6.71   7.55   8.39   9.23   10.07   10.91
    Over 278,450      Over 278,450    39.60      6.850     43.70     6.22   7.10   7.99   8.88   9.77   10.66   11.55

                    TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE        ---------------------------------------------
     RETURN          7.0%        7.5%        8.0%        8.5%
----------------   ---------   ---------   ---------   ---------
$       0-25,350      8.84%       9.47%      10.10%      10.73%
   25,350-61,400     10.43       11.18       11.92       12.67
  61,400-128,100     10.89       11.66       12.44       13.22
 128,100-278,450     11.74       12.58       13.42       14.26
    Over 278,450     12.43       13.32       14.21       15.10

---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                 FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


  The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 5.42% and (ii) the approximately four year, two month period from July 29, 1994 (the commencement of investment operations of the Fund) through September 30, 1998 was 7.55%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.71%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.69%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1998 was 7.87%.



  The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 35.53%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 was 42.28%.


CLASS B SHARES


  The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 5.93% and (ii) the approximately four year, two month period of July 29, 1994 (commencement of investment operations of the Fund) through September 30, 1998 was 7.74%.

  The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.19%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.26%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1998 was 7.15%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 36.54%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 was 38.04%.


CLASS C SHARES


  The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 8.86% and (ii) the approximately four year, two month period from July 29, 1994 (the commencement of investment operations of the Fund) through September 30, 1998 was 8.00%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.20%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.26%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1998 was 7.15%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 37.96%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 was 37.96%.


                               OTHER INFORMATION

  CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

  SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


  INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


  LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG  LLP
Chicago, Illinois
November 5, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.2%
         NEW YORK  94.4%
$ 780    Buffalo, NY Muni Wtr Fin Auth Wtr Sys Rev Ser B
         Rfdg (FGIC Insd).................................   5.000%  07/01/18  $   791,380
1,180    Buffalo, NY Muni Wtr Fin Auth Wtr Sys Rev Ser B
         Rfdg (FGIC Insd).................................   5.000   07/01/19    1,192,992
  750    Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt.............................................   7.650   01/01/12      856,162
  250    Erie Cnty, NY Indl Dev Agy Life Care Cmnty Rev
         Episcopal Church Home Ser A......................   6.000   02/01/28      257,968
  500    Erie Cnty, NY Indl Dev Agy Civic Fac Rev Depaul
         Ppty Inc Proj Ser A..............................   5.750   09/01/28      500,830
  500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg.....................   7.500   03/01/26      560,070
1,000    Long Island Power Auth NY Elec Sys Rev Genl Ser
         A................................................   5.500   12/01/29    1,036,700
1,645    Metropolitan Tran Auth NY Commuter Fac Rev.......   5.500   07/01/14    1,756,679
  800    Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd)......................................   5.625   07/01/27      865,632
  400    Metropolitan Tran Auth NY Commuter Fac Svc
         Contract Ser O...................................   5.750   07/01/13      439,944
  500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev Empire
         Sports Proj Ser A................................   6.250   03/01/28      505,870
  600    New York City Indl Dev Agy Brooklyn Navy Yard....   5.650   10/01/28      617,400
  500    New York City Indl Dev Agy Civic Fac Rev Cmnty
         Res Developmentally Disabled.....................   7.500   08/01/26      539,520
  500    New York City Indl Dev Agy Civic Fac Rev College
         of New Rochelle Proj.............................   5.750   09/01/17      530,155
  500    New York City Indl Dev Agy Rev Visy Paper Inc
         Proj.............................................   7.950   01/01/28      569,130
  375    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj..............................   5.700   01/01/04      402,705
  500    New York City Indl Dev Agy Spl Fac United Airls
         Inc Proj.........................................   5.650   10/01/32      513,820
  500    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   6.000   08/01/07      554,535
  515    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   5.800   08/01/16      553,167
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser B (AMBAC Insd)...............................   5.375   06/15/19      517,300
  500    New York City Ser B..............................   5.700   08/15/07      554,085
  500    New York City Ser C (Prerefunded @ 08/15/01).....   7.250   08/15/24      549,105
   20    New York City Ser H (FSA Insd)...................   7.000   02/01/21       22,121
  480    New York City Ser H (Prerefunded @ 02/01/02) (FSA
         Insd)............................................   7.000   02/01/21      535,862
1,250    New York NY City Indl Dev Agy Rfdg Laguardia
         Assoc Lp Proj (a)................................   6.000   11/01/28    1,269,150
1,500    New York St Dorm Auth Rev Buena Vida Nursing Home
         A................................................   5.000   07/01/18    1,497,090
  300    New York St Dorm Auth Rev City Univ Ser F........   5.000   07/01/14      302,058
  600    New York St Dorm Auth Rev City Univ Sys Third
         Genl Res 2 Rfdg (b)..............................   6.000   07/01/05      667,542

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 750    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625%  07/01/16  $   825,675
  500    New York St Dorm Auth Rev Court Fac Lease Ser
         A................................................   5.700   05/15/22      525,200
  570    New York St Dorm Auth Rev Dept Ed St of NY Issue
         Ser A............................................   5.800   07/01/22      610,709
  750    New York St Dorm Auth Rev FHA Nursing Home
         Menorah (FHA Insd)...............................   5.950   02/01/17      817,373
1,000    New York St Dorm Auth Rev Second Hosp Interfaith
         Med Cent Ser D...................................   5.750   02/15/08    1,110,450
  500    New York St Dorm Auth Rev St Univ Edl Fac........   5.750   05/15/10      551,670
1,200    New York St Dorm Auth Rev Svc Contract Albany
         Cnty.............................................   5.250   04/01/13    1,255,416
1,000    New York St Dorm Auth Rev Svc Contract Albany
         Cnty.............................................   5.250   04/01/17    1,021,230
  500    New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA Insd).....   7.500   01/01/26      525,670
  500    New York St Energy Resh & Dev Auth Gas Fac Rev
         Brooklyn Union Gas Co Ser B (Inverse Fltg) (c)...  10.051   07/01/26      676,250
  300    New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent Proj....   6.000   04/01/00      309,975
  500    New York St Environmental Fac Corp Pollutn Ctl
         Rev St Wtr Revolving Fund Ser D (b)..............   6.850   11/15/11      578,775
  500    New York St Hsg Fin Agy Rev Insd Multi-Family Mtg
         Ser B (AMBAC Insd)...............................   6.250   08/15/14      545,185
  500    New York St Local Government Assistance
         Corporation Refunding Ser B (MBIA Insd)..........   5.000   04/01/21      501,955
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/05) (AMBAC
         Insd) (b)........................................   6.200   08/15/05      571,995
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/01) (AMBAC Insd)......   6.600   02/15/11      533,355
  300    New York St Med Care Fac Fin Agy Rev Presbyterian
         Hosp Mtg Ser A Rfdg (FHA Insd)...................   5.250   08/15/14      312,348
  500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B....   6.650   10/01/25      536,650
  750    New York St Mtg Agy Rev Homeowner Mtg Ser 58.....   6.400   04/01/27      825,000
  540    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.100   04/01/08      573,194
  290    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.750   04/01/09      319,658
1,000    New York St Urban Dev Corp Rev Sports Fac
         Assistance Pgm Ser A.............................   5.000   04/01/18      993,230
  370    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.625   01/01/07      396,440
  450    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser 7........................................   5.700   01/01/27      478,890
  500    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser A Rfdg...................................   5.500   01/01/14      540,610
  300    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.750   01/01/13      317,571
  420    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20      483,466
  500    Oneida Cnty, NY Pub Impt (Prerefunded @
         03/15/01)........................................   5.850   03/15/12      535,235

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 600    Oneida Cnty, NY Indl Dev Agy Rev Rfdg Civic Fac
         Presbyterian.....................................   5.000%  03/01/14  $   603,612
  455    Orange Cnty NY Indl Dev Agy Life Care Cmnty
         Rev..............................................   5.625   01/01/18      459,050
  300    Port Auth NY & NJ Spl Oblig......................   7.000   10/01/07      339,399
1,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)......................   5.750   12/01/25    1,075,490
  555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
         Dominican College Proj...........................   6.250   05/01/28      563,697
  625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd).....................................   5.550   12/15/16      675,169
  500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
         Spellman High Voltage Fac Ser A..................   6.375   12/01/17      511,945
  825    Suffolk Cnty, NY Pub Impt Ser D Rfdg (FGIC
         Insd)............................................   4.750   11/01/18      818,111
1,000    Syracuse NY Ser C (FSA Insd).....................   4.900   10/01/09    1,035,470
  225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest
         Ser B............................................   7.500   08/01/10      235,465
  400    Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         A Rfdg...........................................   5.000   01/01/12      407,248
  500    Triborough Brdg & Tunl Auth NY Ser A Rfdg (FGIC
         Insd)............................................   5.000   01/01/17      510,105
1,000    Utica NY Indl Dev Agy Civic Fac Rev Utica College
         Proj Ser A.......................................   5.750   08/01/28    1,019,270
                                                                               -----------
                                                                                44,486,178
                                                                               -----------
         GUAM  1.2%
  500    Guam Arpt Auth Rev Ser B.........................   6.700   10/01/23      552,400
                                                                               -----------
         PUERTO RICO  1.1%
  500    Puerto Rico Indl Tourist Edl Mennonite Genl Hosp
         Proj Ser A.......................................   5.625   07/01/27      513,815
                                                                               -----------
         U. S. VIRGIN ISLANDS  1.5%
  650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln Nts
         Ser C............................................   5.500   10/01/07      700,674
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $43,086,936).........................................................   46,253,067
SHORT-TERM INVESTMENTS  3.1%
  (Cost $1,475,000)..........................................................    1,475,000
                                                                               -----------
TOTAL INVESTMENTS  101.3%
  (Cost $44,561,936).........................................................   47,728,067
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%)................................     (634,854)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $47,093,213
                                                                               -----------

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $44,561,936)........................  $47,728,067
Cash........................................................       21,300
Receivables:
  Interest..................................................      668,644
  Fund Shares Sold..........................................      100,470
Unamortized Organizational Costs............................       12,368
Other.......................................................          154
                                                              -----------
      Total Assets..........................................   48,531,003
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,265,208
  Income Distributions......................................       60,154
  Fund Shares Repurchased...................................        3,492
  Distributor and Affiliates................................        2,536
Accrued Expenses............................................       68,377
Trustees' Deferred Compensation and Retirement Plans........       38,023
                                                              -----------
      Total Liabilities.....................................    1,437,790
                                                              -----------
NET ASSETS..................................................  $47,093,213
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $43,670,839
Net Unrealized Appreciation.................................    3,166,131
Accumulated Net Realized Gain...............................      271,913
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (15,670)
                                                              -----------
NET ASSETS..................................................  $47,093,213
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $25,002,174 and 1,541,195 shares of
      beneficial interest issued and outstanding)...........  $     16.22
    Maximum sales charge (4.75%* of offering price).........          .81
                                                              -----------
    Maximum offering price to public........................  $     17.03
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $18,953,004 and 1,169,362 shares of
      beneficial interest issued and outstanding)...........  $     16.21
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $3,138,035 and 193,648 shares of
      beneficial interest issued and outstanding)...........  $     16.20
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                    Nine Months Ended       Year Ended
                                                    September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest..........................................          $1,605,334          $1,350,276
                                                            ----------          ----------
EXPENSES:
Investment Advisory Fee...........................             178,001             139,021
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $40,153, $120,530 and
  $16,150, respectively, for the nine months ended
  9/30/98 and $28,117, $113,878 and $5,783,
  respectively, for the year ended 12/31/97)......             176,833             147,778
Reports to Shareholders...........................              41,101              20,778
Accounting Services...............................              36,425              28,263
Shareholder Services..............................              18,387              23,700
Trustees' Fees and Expenses.......................              18,111               6,690
Legal.............................................               8,424              26,500
Custody...........................................               3,829              13,497
Other.............................................              48,129              20,153
                                                            ----------          ----------
    Total Expenses................................             529,240             426,380
    Less Fees Waived and Expenses Reimbursed
      ($178,001 and $132,626, respectively, for
      the nine months ended 9/30/98 and $139,021
      and $52,808, respectively, for the year
      ended 12/31/97).............................             310,627             191,829
                                                            ----------          ----------
    Net Expenses..................................             218,613             234,551
                                                            ----------          ----------
NET INVESTMENT INCOME.............................          $1,386,721          $1,115,725
                                                            ==========          ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.....................................          $  271,958          $  302,167
  Futures.........................................                 -0-             (47,138)
                                                            ----------          ----------
Net Realized Gain.................................             271,958             255,029
                                                            ----------          ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................           2,085,140             967,758
  End of the Period...............................           3,166,131           2,085,140
                                                            ----------          ----------
Net Unrealized Appreciation During the Period.....           1,080,991           1,117,382
                                                            ----------          ----------
NET REALIZED AND UNREALIZED GAIN..................          $1,352,949          $1,372,411
                                                            ==========          ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS........          $2,739,670          $2,488,136
                                                            ==========          ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Nine Months Ended September 30, 1998 and the
                     Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                    Nine Months Ended       Year Ended          Year Ended
                                    September 30, 1998   December 31, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............        $ 1,386,721         $ 1,115,725          $  861,604
Net Realized Gain..................            271,958             255,029             178,372
Net Unrealized
  Appreciation/Depreciation During
  the Period.......................          1,080,991           1,117,382            (185,185)
                                           -----------         -----------         -----------
Change in Net Assets from
  Operations.......................          2,739,670           2,488,136             854,791
                                           -----------         -----------         -----------
Distributions from Net Investment
  Income...........................         (1,386,749)         (1,126,124)           (843,389)
Distributions in Excess of Net
  Investment Income................            (15,670)                -0-                 -0-
                                           -----------         -----------         -----------
Distributions from and in Excess of
  Net Investment Income*...........         (1,402,419)         (1,126,124)           (843,389)
Distributions from Net Realized
  Gains*...........................            (40,996)            (83,754)                -0-
                                           -----------         -----------         -----------
Total Distributions................         (1,443,415)         (1,209,878)           (843,389)
                                           -----------         -----------         -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............          1,296,255           1,278,258              11,402
                                           -----------         -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........         16,595,104          16,610,486           5,845,364
Net Asset Value of Shares Issued
  Through Dividend Reinvestment....            924,200             683,838             429,768
Cost of Shares Repurchased.........         (3,838,934)         (4,637,600)         (3,618,542)
                                           -----------         -----------         -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............         13,680,370          12,656,724           2,656,590
                                           -----------         -----------         -----------
TOTAL INCREASE IN NET ASSETS.......         14,976,625          13,934,982           2,667,992
NET ASSETS:
Beginning of the Period............         32,116,588          18,181,606          15,513,614
                                           -----------         -----------         -----------
End of the Period (Including
  accumulated undistributed net
  investment income of ($15,670),
  $28, and $10,427, respectively)..        $47,093,213         $32,116,588         $18,181,606
                                           ===========         ===========         ===========

                                    Nine Months Ended       Year Ended          Year Ended
      *Distributions by Class       September 30, 1998   December 31, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares...................        $  (809,026)        $  (584,822)          $(354,322)
  Class B Shares...................           (523,570)           (515,371)           (471,468)
  Class C Shares...................            (69,823)            (25,931)            (17,599)
                                           -----------         -----------           ---------
                                           $(1,402,419)        $(1,126,124)          $(843,389)
                                           ===========         ===========           =========
Distributions from Net Realized
  Gain:
  Class A Shares...................        $   (22,100)        $   (46,829)          $     -0-
  Class B Shares...................            (16,870)            (34,234)                -0-
  Class C Shares...................             (2,026)             (2,691)                -0-
                                             ---------           ---------            --------
                                           $   (40,996)        $   (83,754)          $     -0-
                                             ---------           ---------            --------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                               July 29, 1994
                                                                                               (Commencement
                                                                                               of Investment
                                               Nine Months         Year Ended December 31      Operations) to
                                                  Ended          ---------------------------    December 31,
Class A Shares                              September 30, 1998    1997      1996      1995          1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................              $15.734         $14.992   $15.048   $13.579      $14.300
                                                 -------         -------   -------   -------      -------
  Net Investment Income............                 .596            .786      .816      .821         .302
  Net Realized and Unrealized
    Gain/Loss......................                 .509            .795     (.074)    1.476        (.722)
                                                 -------         -------   -------   -------      -------
Total from Investment Operations...                1.105           1.581      .742     2.297        (.420)
                                                 -------         -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......                 .599            .798      .798      .828         .301
  Distributions from Net Realized
    Gain...........................                 .017            .041       -0-       -0-          -0-
                                                 -------         -------   -------   -------      -------
Total Distributions................                 .616            .839      .798      .828         .301
                                                 -------         -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................              $16.223         $15.734   $14.992   $15.048      $13.579
                                                 =======         =======   =======   =======      =======
Total Return*(a)...................                7.11%**        10.92%     5.14%    17.33%       (2.93%)**
Net Assets at End of the Period (In
  millions)........................              $  25.0         $  18.0   $   7.7   $   5.4      $   2.9
Ratio of Expenses to Average Net
  Assets*..........................                 .39%            .64%      .31%      .21%         .26%
Ratio of Net Investment Income to
  Average Net Assets*..............                5.01%           5.16%     5.56%     5.63%        5.27%
Portfolio Turnover.................                  53%**           60%      126%       51%          68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                1.43%           1.47%     1.82%     2.10%        2.73%
Ratio of Net Investment Income to
  Average Net Assets...............                3.97%           4.33%     4.04%     3.74%        2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                                               July 29, 1994
                                                                                               (Commencement
                                               Nine Months         Year Ended December 31,     of Investment
                                                  Ended          ---------------------------   Operations) to
Class B Shares                              September 30, 1998    1997      1996      1995     December 31, 1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.......................              $15.727         $14.992   $15.046   $13.578      $14.300
                                                 -------         -------   -------   -------      -------
  Net Investment Income............                 .509            .684      .704      .713         .263
  Net Realized and Unrealized
    Gain/Loss......................                 .507            .782     (.068)    1.476        (.722)
                                                 -------         -------   -------   -------      -------
Total from Investment Operations...                1.016           1.466      .636     2.189        (.459)
                                                 -------         -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......                 .518            .690      .690      .721         .263
  Distributions from Net Realized
    Gain...........................                 .017            .041       -0-       -0-          -0-
                                                 -------         -------   -------   -------      -------
Total Distributions................                 .535            .731      .690      .721         .263
                                                 -------         -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................              $16.208         $15.727   $14.992   $15.046      $13.578
                                                 =======         =======   =======   =======      =======
Total Return*(a)...................                6.58%**        10.07%     4.37%    16.47%       (3.20%)**
Net Assets at End of the Period (In
  millions)........................              $  19.0         $  13.1   $  10.1   $   9.7      $   8.1
Ratio of Expenses to Average Net
  Assets*..........................                1.14%           1.36%     1.07%      .93%         .96%
Ratio of Net Investment Income to
  Average Net Assets*..............                4.26%           4.49%     4.79%     4.93%        4.58%
Portfolio Turnover.................                  53%**           60%      126%       51%          68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                2.19%           2.18%     2.60%     2.82%        3.42%
Ratio of Net Investment Income to
  Average Net Assets...............                3.21%           3.67%     3.26%     3.04%        2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                                               July 29, 1994
                                                                                               (Commencement
                                               Nine Months         Year Ended December 31,     of Investment
                                                  Ended          ---------------------------   Operations) to
Class C Shares                              September 30, 1998    1997      1996      1995     December 31, 1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................              $15.726         $14.992   $15.041   $13.579      $14.300
                                                 -------         -------   -------   -------      -------
  Net Investment Income............                 .515            .676      .701      .711         .267
  Net Realized and Unrealized
    Gain/Loss......................                 .498            .789     (.060)    1.472        (.725)
                                                 -------         -------   -------   -------      -------
Total from Investment Operations...                1.013           1.465      .641     2.183        (.458)
                                                 -------         -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......                 .518            .690      .690      .721         .263
  Distributions from Net Realized
    Gain...........................                 .017            .041       -0-       -0-          -0-
                                                 -------         -------   -------   -------      -------
Total Distributions................                 .535            .731      .690      .721         .263
                                                 -------         -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................              $16.204         $15.726   $14.992   $15.041      $13.579
                                                 =======         =======   =======   =======      =======
Total Return*(a)...................                6.51%**        10.07%     4.44%    16.39%       (3.20%)**
Net Assets at End of the Period (In
  millions)........................              $   3.1         $   1.0   $    .4   $    .4      $    .2
Ratio of Expenses to Average Net
  Assets*..........................                1.14%           1.41%     1.08%      .98%         .96%
Ratio of Net Investment Income to
  Average Net Assets*..............                4.22%           4.37%     4.78%     4.81%        4.58%
Portfolio Turnover.................                  53%**           60%      126%       51%          68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                2.18%           2.23%     2.61%     2.86%        3.42%
Ratio of Net Investment Income to
  Average Net Assets...............                3.17%           3.55%     3.25%     2.93%        2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1998
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $75,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $44,561,936; the aggregate gross unrealized appreciation is $3,166,131 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $3,166,131.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. Additionally, during the period the Fund designated and paid $40,951 as a 20% rate gain distribution. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

                               September 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................  .600 of 1%
Over $500 million.......................................  .500 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $6,000 and $16,300, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $42,400 and $38,800, respectively, representing Van Kampen's cost of providing accounting services and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $11,800 and $14,200, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $23,341,371, $17,309,186, and
$3,020,282 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      520,265    $ 8,251,633
  Class B.....................................      391,237      6,192,887
  Class C.....................................      135,402      2,150,584
                                                  ---------    -----------
Total Sales...................................    1,046,904    $16,595,104
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       39,009    $   619,536
  Class B.....................................       16,654        264,369
  Class C.....................................        2,532         40,295
                                                  ---------    -----------
Total Dividend Reinvestment...................       58,195    $   924,200
                                                  =========    ===========
Repurchases:
  Class A.....................................     (160,416)   $(2,542,226)
  Class B.....................................      (72,177)    (1,139,992)
  Class C.....................................       (9,896)      (156,716)
                                                  ---------    -----------
Total Repurchases.............................     (242,489)   $(3,838,934)
                                                  =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      704,992    $10,792,140
  Class B.....................................      335,132      5,071,998
  Class C.....................................       48,608        746,348
                                                  ---------    -----------
Total Sales...................................    1,088,732    $16,610,486
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       27,283    $   418,784
  Class B.....................................       15,994        244,789
  Class C.....................................        1,318         20,265
                                                  ---------    -----------
Total Dividend Reinvestment...................       44,595    $   683,838
                                                  =========    ===========
Repurchases:
  Class A.....................................     (103,563)   $(1,589,463)
  Class B.....................................     (193,090)    (2,927,339)
  Class C.....................................       (7,857)      (120,798)
                                                  ---------    -----------
Total Repurchases.............................     (304,510)   $(4,637,600)
                                                  =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,390,967, $9,602,474 and $340,304 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                           SHARES          VALUE
--------------------------------------------------------------------------------
Sales:
  Class A............................................     221,959    $ 3,267,016
  Class B............................................     167,902      2,467,305
  Class C............................................       7,482        111,043
                                                         --------    -----------
Total Sales..........................................     397,343    $ 5,845,364
                                                         ========    ===========
Dividend Reinvestment:
  Class A............................................      14,548    $   214,270
  Class B............................................      13,908        204,781
  Class C............................................         727         10,717
                                                         --------    -----------
Total Dividend Reinvestment..........................      29,183    $   429,768
                                                         ========    ===========
Repurchases:
  Class A............................................     (78,724)   $(1,167,300)
  Class B............................................    (154,018)    (2,273,282)
  Class C............................................     (12,034)      (177,960)
                                                         --------    -----------
Total Repurchases....................................    (244,776)   $(3,618,542)
                                                         ========    ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                       CLASS B         CLASS C
--------------------------------------------------------------------------------
First.................................................     4.00%           1.00%
Second................................................     3.75%            None
Third.................................................     3.50%            None
Fourth................................................     2.50%            None
Fifth.................................................     1.50%            None
Sixth.................................................     1.00%            None
Seventh and Thereafter................................      None            None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $12,600 and $12,600, respectively and CDSC on redeemed shares of approximately $21,800 and $59,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,322,738 and $20,195,303, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,073,236 and $13,692,692, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               September 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                       CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1996.....................................       -0-
Futures Opened.......................................................        55
Futures Closed.......................................................       (55)
                                                                            ---
Outstanding at December 31, 1997.....................................       -0-
                                                                            ===

    The Fund did not enter into any futures transactions for the nine months ended September 30, 1998.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $99,800 and $92,600, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

    (a)(1) -- Agreement and Declaration of Trust(1)
      (2)  -- Certificate of Amendment(10)
      (3)  -- Second Amended and Restated Certificate of Designation for:
                 (i)  Van Kampen Insured Tax Free Income Fund(10)
                (ii)  Van Kampen Tax Free High Income Fund(10)
               (iii)  Van Kampen California Insured Tax Free Fund(10)
                (iv)  Van Kampen Municipal Income Fund(10)
                 (v)  Van Kampen Florida Insured Tax Free Income Fund(10)
                (vi)  Van Kampen New York Tax Free Income Fund(10)
               (vii)  Van Kampen California Tax Free Income Fund(10)
              (viii)  Van Kampen Michigan Tax Free Income Fund(10)
                (ix)  Van Kampen Missouri Tax Free Income Fund(10)
                 (x)  Van Kampen Ohio Tax Free Income Fund(10)
           -- Third Amended and Restated Certificate of Designation for:
                (xi)  Van Kampen Intermediate Term Municipal Income Fund(10)
    (b)    -- By-Laws(1)
    (c)    -- Specimen Certificate of Share of Beneficial Interest of:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
    (d)    -- Investment Advisory Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Tax Free Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)

    (e)(1) -- Distribution and Service Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Tax Free Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
      (2)  -- Form of Dealer Agreement(4)
      (3)  -- Form of Broker Agreement(4)
      (4)  -- Form of Bank Agreement(4)
    (g)(1) -- Custodian Contract for:
                 (i)  Van Kampen Insured Tax Free Income Fund(5)
                (ii)  Van Kampen Tax Free High Income Fund(5)
               (iii)  Van Kampen California Insured Tax Free Fund(5)
                (iv)  Van Kampen Municipal Income Fund(5) and (6)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(5)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(5)
               (vii)  Van Kampen New York Tax Free Income Fund(5)
              (viii)  Van Kampen California Tax Free Income Fund(2) and (5)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2) and (7)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2) and (7)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2) and (7)
       (2) -- Transfer Agency and Service Agreement(5)
    (h)(2) -- Fund Accounting Agreement(5)
       (3) -- Legal Services Agreement(3)
    (i)    -- Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
              (Illinois) for:
                 (i)  Van Kampen Insured Tax Free Income Fund(8)
                (ii)  Van Kampen Tax Free High Income Fund(8)
               (iii)  Van Kampen California Insured Tax Free Fund(8)
                (iv)  Van Kampen Municipal Income Fund(8)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(8)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(8)
               (vii)  Van Kampen New York Tax Free Income Fund(8)
              (viii)  Van Kampen California Tax Free Income Fund(++)
                (ix)  Van Kampen Michigan Tax Free Income Fund(++)
                 (x)  Van Kampen Missouri Tax Free Income Fund(++)
                (xi)  Van Kampen Ohio Tax Free Income Fund(++)
    (j)    -- Consents of KPMG LLP for:
                 (i)  Van Kampen Insured Tax Free Income Fund+
                (ii)  Van Kampen Tax Free High Income Fund+
               (iii)  Van Kampen California Insured Tax Free Fund+
                (iv)  Van Kampen Municipal Income Fund+
                 (v)  Van Kampen Intermediate Term Municipal Income Fund+
                (vi)  Van Kampen Florida Insured Tax Free Income Fund+
               (vii)  Van Kampen New York Tax Free Income Fund+
              (viii)  Van Kampen California Tax Free Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)

    (k)     -- Computation of Performance Quotations for:
                 (i)  Van Kampen Insured Tax Free Income Fund+
                (ii)  Van Kampen Tax Free High Income Fund+
               (iii)  Van Kampen California Insured Tax Free Fund+
                (iv)  Van Kampen Municipal Income Fund+
                 (v)  Van Kampen Intermediate Term Municipal Income Fund+
                (vi)  Van Kampen Florida Insured Tax Free Income Fund+
               (vii)  Van Kampen New York Tax Free Income Fund+
    (l)     -- Letter of understanding relating to initial capital(9)
    (m)(1)  -- Plan of Distribution Pursuant to Rule 12b-1 for:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Tax Free Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
        (2) -- Form of Shareholder Assistance Agreement(4)
        (3) -- Form of Administrative Services Agreement(4)
        (4) -- Service Plan for:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Tax Free Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (n)     -- Financial Data Schedules+
    (o)     -- Amended Multi-Class Plan(8)
    (p)     -- Power of Attorney+
    (z)(1)  -- List of Investment Companies in response to Item 27(a)+
    (z)(2)  -- List of Officers and Directors of Van Kampen Funds Inc. in
               response to Item 27(b)+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.
 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.
 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.


(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.

 + Filed herewith.

++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Investment Advisory and Other Services" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts (the "Distributor"). See Exhibit (z)(1).



     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. All such accounts, books and other documents required to be maintained by the Adviser and by Van Kampen Funds Inc., the principal underwriter, will be maintained at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     (a) Not applicable.

     (b) The Registrant undertakes to file a post-effective amendment to the Registration Statement to add financial statements, which need not be certified, within four to six months from the effective date of this Registration Statement for each of the Van Kampen California Tax Free Income Fund, Van Kampen Michigan Tax Free Income, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered for a particular series with a copy of the latest annual report to shareholders of such series, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN TAX FREE TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 28th day of January, 1999.


                                      VAN KAMPEN TAX FREE TRUST


                                      By:      /s/  DENNIS J. McDONNELL


                                         ---------------------------------------

                                             Dennis J. McDonnell, President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on January 28, 1999 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

              /s/  DENNIS J. McDONNELL                 President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

               /s/  JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

             /s/  RICHARD M. DeMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/  DON G. POWELL*                   Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/  PAUL G. YOVOVICH*                  Trustee
-----------------------------------------------------
                  Paul G. Yovovich
------------
* Signed by Dennis J. McDonnell pursuant to a power of attorney.

              /s/  DENNIS J. McDONNELL                                               January 28, 1999
-----------------------------------------------------
                 Dennis J. McDonnell
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 43 TO FORM N-1A

                  AS SUBMITTED TO THE SECURITIES AND EXCHANGE

                         COMMISSION ON JANUARY 28, 1999



EXHIBIT
 NUMBER                                       EXHIBIT
-------                                       -------
     (j)   Consents of KPMG LLP for:
              (i)   Van Kampen Insured Tax Free Income Fund
             (ii)   Van Kampen Tax Free High Income Fund
            (iii)   Van Kampen California Insured Tax Free Fund
             (iv)   Van Kampen Municipal Income Fund
              (v)   Van Kampen Intermediate Term Municipal Income Fund
             (vi)   Van Kampen Florida Insured Tax Free Income Fund
            (vii)   Van Kampen New York Tax Free Income Fund
  (k) --   Computation of Performance Quotations
              (i)   Van Kampen Insured Tax Free Income Fund
             (ii)   Van Kampen Tax Free High Income Fund
            (iii)   Van Kampen California Insured Tax Free Fund
             (iv)   Van Kampen Municipal Income Fund
              (v)   Van Kampen Intermediate Term Municipal Income Fund
             (vi)   Van Kampen Florida Insured Tax Free Income Fund
            (vii)   Van Kampen New York Tax Free Income Fund
  (n) --   Financial Data Schedules
  (p) --   Power of Attorney
(z)(1) --  List of Investment Companies in response to Item 27(a)
           List of Officers and Directors of Van Kampen Funds Inc. in response
(z)(2) --  to Item 27(b)